UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG FUNDS

(Exact name of registrant as specified in charter)

680 Washington Boulevard,

Suite 500, Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

AMG Funds LLC

680 Washington Boulevard, Suite 500,

Stamford, Connecticut 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2021 – DECEMBER 31, 2021 (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds

December 31, 2021

AMG Yacktman Fund

Class I: YACKX

AMG Yacktman Focused Fund

Class N: YAFFX | Class I: YAFIX

AMG Yacktman Global Fund
(formerly AMG Yacktman Focused Fund - Security Selection Only)

Class N: YFSNX | Class I: YFSIX

AMG Yacktman Special Opportunities Fund

Class I: YASSX | Class Z: YASLX

amgfunds.com |	123121	AR071

AMG Funds Annual Report — December 31, 2021

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The fiscal year ended December 31, 2021, was marked by the continued extraordinary recovery amid an unprecedented global effort to stop the COVID-19 pandemic. Equities rallied to new record highs amid better-than-expected corporate earnings, colossal fiscal and monetary stimulus programs, and an improving economic backdrop. Since the market bottom on March 23, 2020, the S&P 500® Index has gained over 119%. Businesses and consumers contended with disrupted supply chains and rising prices on a wide range of goods such as lumber and gasoline, and outbreaks of coronavirus variants kept the world on edge. Volatility increased in September as investors grew more concerned about rising inflation and more hawkish global central bank policies, but equities were resilient and finished the fiscal year with a strong rally.

The S&P 500® gained 28.71% during the year and all sectors produced double-digit returns, but there was very wide dispersion in performance. Energy and real estate led the market with returns of 54.72% and 46.20%, respectively. On the other hand, utilities and consumer staples lagged with returns of 17.63% and 18.63%, respectively. Growth stocks edged out Value stocks as the Russell 1000® Growth Index returned 27.60% compared to the 25.16% return for the Russell 1000® Value Index. Small cap stocks underperformed as the Russell 2000® Index returned 14.82%. Within small caps, the Value-Growth disparity was much more pronounced as the Russell 2000® Value Index returned 28.27% compared to 2.83% for the Russell 2000® Growth Index. Outside the U.S., foreign developed markets lagged their U.S. counterparts with an 11.26% return for the MSCI EAFE Index. A major regulatory crackdown in China shook investor confidence in Chinese equities and caused emerging markets to underperform with a (2.54)% return for the MSCI Emerging Markets Index.

Interest rates lifted off from near-historic lows as the vaccine rollout initiated a return to normalcy and the economic outlook improved. The 10-year Treasury yield rose 59 basis points to 1.52% and ended the year slightly shy of its post-pandemic high. The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, lost (1.54)% over the period. While risk appetite was strong, rising rates still hurt returns for investment-grade corporate bonds, which lost (1.04)% during the year. The global search for yield helped high-yield bonds outperform the investment-grade market with a 5.28% return as measured by the return of the Bloomberg U.S. Corporate High Yield Bond Index. Municipal bonds benefited from a strong technical backdrop, which drove a 1.52% return for the Bloomberg Municipal Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2021*

Stocks:		1 Year	3 Years	5 Years

Large Cap	(S&P 500® Index)	28.71%	26.07%	18.47%

Small Cap	(Russell 2000® Index)	14.82%	20.02%	12.02%

International	(MSCI ACWI ex USA)	7.82%	13.18%	9.61%
Bonds:

Investment Grade	(Bloomberg U.S. Aggregate Bond Index)	(1.54)%	4.79%	3.57%

High Yield	(Bloomberg U.S. Corporate High Yield Bond Index)	5.28%	8.83%	6.30%

Tax-exempt	(Bloomberg Municipal Bond Index)	1.52%	4.73%	4.17%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	0.09%	1.23%	1.31%

*Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2021	Expense Ratio for the Period	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Expenses Paid During the Period*

AMG Yacktman Fund

Based on Actual Fund Return

Class I	0.70%	$1,000	$1,049	$3.61

Based on Hypothetical 5% Annual Return

Class I	0.70%	$1,000	$1,022	$3.57

AMG Yacktman Focused Fund

Based on Actual Fund Return

Class N	1.25%	$1,000	$1,035	$6.41

Class I	1.06%	$1,000	$1,036	$5.44

Based on Hypothetical 5% Annual Return

Class N	1.25%	$1,000	$1,019	$6.36

Class I	1.06%	$1,000	$1,020	$5.40

AMG Yacktman Global Fund

Based on Actual Fund Return

Class N	1.11%	$1,000	$998	$5.59

Class I	0.93%	$1,000	$999	$4.68

Based on Hypothetical 5% Annual Return

Class N	1.11%	$1,000	$1,020	$5.65

Class I	0.93%	$1,000	$1,021	$4.74

Six Months Ended December 31, 2021	Expense Ratio for the Period	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Expenses Paid During the Period*

AMG Yacktman Special Opportunities Fund

Based on Actual Fund Return

Class I	2.05%†	$1,000	$998	$10.32

Class Z	1.93%†	$1,000	$999	$9.72

Based on Hypothetical 5% Annual Return

Class I	2.05%†	$1,000	$1,015	$10.41

Class Z	1.93%†	$1,000	$1,015	$9.80

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

†	Includes a performance fee adjustment amounting to 0.31% of average daily net assets which is not annualized. (See Note 2 of Notes to Financial Statements.)

3

AMG Yacktman Fund Portfolio Manager’s Comments (unaudited)

For the 12 months ending December 31, 2021, AMG Yacktman Fund (the “Fund”) Class I shares returned 19.63% behind the 25.16% return of the Russell 1000® Value Index.

Last year produced strong market returns and solid absolute results for the Fund. It was the third year in a row of exceptional U.S. stock market appreciation and reminded us of the speculative period of the late 1990s when multiple expansion, momentum, and dreams seemed to matter more than cash flow, competitive advantages, and fundamentals.

Everything abruptly changed in early 2022 when high multiple stocks with uncertain futures were crushed and multiples on many expensive equities have been reduced somewhat. Our investment approach, which focuses on valuation, quality, and risk management, has held up well during the sharp correction of early 2022. Our strongest outperformance in the past has typically come from protecting well in market declines, bargain hunting and reloading the portfolio with new opportunities if available.

Last year, Adam Sues was added to the Fund as a co-manager. Adam is an incredibly skilled investor who successfully manages AMG Yacktman Special Opportunities Fund, a 5-star rated global fund that generally focuses on small and micro-cap securities. He has been a significant contributor to the firm since he joined our organization in 2013, and is already a familiar voice to investors who listen to our quarterly conference calls.

Contributors and Detractors

Contributors in 2021 included Bolloré, Microsoft, Alphabet, Macy’s and a new holding, Canadian Natural Resources (“CNQ”).

Bolloré was the Fund’s strongest performer in 2021, in large part due to Universal Music Group’s (“UMG”) successful IPO, which resulted in Bolloré becoming a direct holder of approximately 18% of UMG shares and highlighting significant value. Late in the year, we received more positive news when Bolloré announced it received an offer from MSC Group to purchase Bolloré’s African Logistics business. Both the UMG IPO and MSC Group announcement are part of an ongoing simplification at Bolloré, which we believe could result in significant addition to the shares.

Microsoft and Alphabet were top performers due to strong earnings results.

Macy’s stock soared last year as the economic recovery resulted in exceptionally strong sales and earnings. We significantly reduced the position due to price appreciation.

CNQ, a new Fund holding in 2021, was a quick contributor to Fund results.

Detractors in 2021 included Samsung Electronics Preferred (“Samsung Electronics”), Continental AG, The Walt Disney Co. (“Disney”), and Associated British Foods.

After being the biggest positive contributor to 2020 Fund results, Samsung Electronics shares underperformed last year due to investor concerns about weaker earnings from the company’s leading memory semiconductor business. We think the company is well-positioned for long-term growth and the shares trade at a very attractive valuation.

Continental’s stock struggled last year due to weaker auto production, which was largely a result of a shortage of semiconductors (something Samsung Electronics can help solve!).

Disney’s shares were weaker last year due to concerns about the long-term growth and profitability of the company’s streaming services.

Associated British Foods’ shares lagged last year as a recovery in the company’s Primark division stalled modestly due to the Omicron variant. We think the shares trade at an unwarranted discount, possibly because many investors do not like the combination of food, ingredients and a clothing retail business.

Select New Positions

One of our meaningful new positions in 2021 was an investment in CNQ. The company is an upstream oil & gas company based in Canada with a long history of creating shareholder value. CNQ has low decline, long reserve life oil & gas assets, which produce the heavier grades of crude that the world and the U.S. requires to operate our economy and daily life. Canada is at the forefront of environmental stewardship and CNQ is one of the industry leaders in best practices.

We also added a new position in Samsung C&T Corporation (“C&T”) which sells at a significant discount to the value of its holdings. The best asset C&T holds is a 5% ownership position in Samsung Electronics, one of our favorite positions, which by itself is worth more than C&T’s entire market cap. The company also owns approximately 43% of Samsung Biologics, and while we do not like the Biologics position remotely as much as the Samsung Electronics, we are happy to have it because we are not paying anything for it. Additionally, C&T operates a construction and trading operation, and owns a variety of other public and private investments.

Another new position is Reliance Steel & Aluminum Company (“Reliance”). Do not be confused by the name, as the company does not produce or manufacture any metal products—it serves as the middleman between steel mills and end customers. Reliance has compounded shareholder returns well above peers and the market for decades despite operating alongside a difficult industry. It is the leader in a highly fragmented market and benefits from the supply chain disruptions and inflationary environment, leading to record earnings. We have had success before with leading distribution companies like Sysco in food and Brenntag in chemicals.

Conclusion

Since the market low in March of 2009, U.S. markets have steadily risen, in large part due to multiple expansion. We think the start of 2022 could have marked a change where, instead of coasting with ever-increasing index valuations, investments will be judged and rewarded based on fundamentals. In this type of environment, price will matter, and investments with the hidden value we often find could flourish. We have successfully navigated turbulent environments in the past, and will work hard to do so again. We wish investors in the Fund a happy and healthy 2022, and, as always, we will be diligent, patient and objective in our approach.

The views expressed represent the opinions of Yacktman Asset Management LP and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

4

AMG Yacktman Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Yacktman Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Yacktman Fund’s Class I shares on December 31, 2011 to a $10,000 investment made in the Russell 1000® Value Index and the S&P 500® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Yacktman Fund, the Russell 1000® Value Index and the S&P 500® Index for the same time periods ended December 31, 2021.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Yacktman Fund2, [3,4,5,6,7,8,9,10,11]

Class I	19.63%	14.52%	12.60%
Russell 1000® Value Index12, [14]	25.16%	11.16%	12.97%

S&P 500® Index13, [14]	28.71%	18.47%	16.55%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2021. All returns are in U.S. Dollars ($).

[2]  From time to time the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]  High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[5]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[6]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[7]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[8]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[9]  Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[10]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

5

AMG Yacktman Fund Portfolio Manager’s Comments (continued)

[11]  The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[12]  The Russell 1000® Value Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 1000® Value Index is unmanaged, is not available for investment and does not incur expenses.

[13]  The S&P 500® Index is a capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the S&P 500® Index is unmanaged, is not available for investment and does not incur expenses.

[14]  The Russell 1000® Value and the S&P 500® Index are provided for illustrative purposes only. We have included the results of such indices to give you a perspective of the historical performance of the U.S. equity market.

The Russell 1000® Value Index is a trademark of the London Stock Exchange Group companies.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc.

Not FDIC insured, nor bank guaranteed. May lose value.

6

AMG Yacktman Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Consumer Staples	18.0

Information Technology	15.4

Communication Services	15.3

Financials	10.5

Industrials	8.6

Consumer Discretionary	5.7

Energy	5.7

Health Care	3.3

Materials	2.2

Short-Term Investments	15.1

Other Assets Less Liabilities	0.2

TOP TEN HOLDINGS

Security Name	% of Net Assets

Samsung Electronics Co., Ltd., 1.990% (South Korea)	7.0

Bolloré SA (France)	5.7

Canadian Natural Resources, Ltd. (Canada)	4.1

PepsiCo, Inc.	3.5

Alphabet, Inc., Class C	3.4

Microsoft Corp.	3.2

Cognizant Technology Solutions Corp., Class A	2.9

Brenntag SE (Germany)	2.6

The Procter & Gamble Co.	2.5

Associated British Foods PLC (United Kingdom)	2.3

Top Ten as a Group	37.2

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

AMG Yacktman Fund Fund Snapshots (continued) For the six months ended December 31, 2021

NEW EQUITY POSITIONS

New Purchases	Current Shares Held

FirstCash Holdings, Inc.[1]	460,000

Reliance Steel & Aluminum Co.	650,000

Samsung C&T Corp. (South Korea)	500,000

Samsung Electronics Co., Ltd. (South Korea)	200,000

Vitesco Technologies Group AG (Germany)[1]	168,000

CORPORATE BONDS & NOTES SALES

Sales	Net Principal Sold	Current Principal Held

Service Properties Trust, 4.350%, 10/01/24	$20,678,000	–

Weatherford International, Ltd. (Bermuda), 11.000%, 12/01/24[1]	146,420,000	$20,065,000

EQUITY PURCHASES & SALES

Purchases	Net Shares Purchased	Current Shares Held

AMERCO	7,703	141,067

Associated British Foods PLC (United Kingdom)	3,250,000	7,800,000

Canadian Natural Resources, Ltd. (Canada)	2,110,000	9,100,000

Cognizant Technology Solutions Corp., Class A	786,362	3,086,362

Hyundai Motor Co., 3.980% (South Korea)	200,000	400,000

Hyundai Motor Co., 4.050% (South Korea)	100,000	523,882

KT&G Corp. (South Korea)	52,810	1,452,810

Samsung Electronics Co., Ltd., 1.990% (South Korea)	250,000	11,050,000

Sales	Net Shares Sold	Current Shares Held

Alphabet, Inc., Class C	14,000	111,000

Brenntag SE (Germany)	830,000	2,750,000

Cisco Systems, Inc.	150,000	1,250,000

ConocoPhillips	650,000	–

Continental AG (Germany)	60,000	840,000

Exxon Mobil Corp.	600,000	–

FirstCash, Inc.[1]	460,000	–

The Goldman Sachs Group, Inc.	50,000	130,000

Huntsman Corp.	600,000	2,900,000

Macy’s, Inc.	3,200,000	1,200,000

Rinnai Corp. (Japan)	80,000	180,000

Stanley Electric Co., Ltd. (Japan)	166,668	–

Sysco Corp.	400,000	2,600,000

Valmont Industries, Inc.	3,529	–

The Walt Disney Co.	250,000	900,000

Weatherford International PLC	800,000	3,900,000

[1]	Purchases and sales due to a corporate action.

8

AMG Yacktman Fund Schedule of Portfolio Investments December 31, 2021

	Shares	Value

Common Stocks - 76.2%

Communication Services - 15.3%

Alphabet, Inc., Class C*	111,000	$321,188,490

Bolloré SA (France)	97,075,700	543,000,391

Comcast Corp., Class A	1,100,000	55,363,000

Fox Corp., Class A	2,400,000	88,560,000

Fox Corp., Class B	3,100,000	106,237,000

News Corp., Class A	8,900,000	198,559,000

The Walt Disney Co.*	900,000	139,401,000

Total Communication Services		1,452,308,881

Consumer Discretionary - 4.9%

Booking Holdings, Inc.*	85,000	203,934,550

Continental AG (Germany)*	840,000	88,254,999

Hyundai Mobis Co., Ltd. (South Korea)	550,000	117,566,377

Macy’s, Inc.	1,200,000	31,416,000

Rinnai Corp. (Japan)	180,000	16,244,318

Vitesco Technologies Group AG (Germany)*,1	168,000	8,238,884

Total Consumer Discretionary		465,655,128

Consumer Staples - 18.0%

Associated British Foods PLC (United Kingdom)	7,800,000	213,516,833

Beiersdorf AG, ADR (Germany)	4,000,000	82,360,000

The Coca-Cola Co.	3,000,000	177,630,000

Colgate-Palmolive Co.	1,100,000	93,874,000

Hengan International Group Co., Ltd. (China)	6,935,400	35,730,549

Ingredion, Inc.	1,150,000	111,136,000

KT&G Corp. (South Korea)*	1,452,810	96,521,578

PepsiCo, Inc.	1,900,000	330,049,000

The Procter & Gamble Co.	1,450,000	237,191,000

Sysco Corp.	2,600,000	204,230,000

Tyson Foods, Inc., Class A	1,460,000	127,253,600

Total Consumer Staples		1,709,492,560

Energy - 5.2%

Canadian Natural Resources, Ltd. (Canada)	9,100,000	384,475,000

Weatherford International PLC*,2	3,900,000	108,108,000

Total Energy		492,583,000

Financials - 10.5%

The Bank of New York Mellon Corp.	2,300,000	133,584,000

Berkshire Hathaway, Inc., Class B*	340,000	101,660,000

The Charles Schwab Corp.	1,825,000	153,482,500

First Hawaiian, Inc.	1,530,000	41,814,900

FirstCash Holdings, Inc.	460,000	34,412,600

The Goldman Sachs Group, Inc.	130,000	49,731,500

State Street Corp.	1,900,000	176,700,000

	Shares	Value

U.S. Bancorp	2,800,000	$157,276,000

Wells Fargo & Co.	3,050,000	146,339,000

Total Financials		995,000,500

Health Care - 3.3%

Anthem, Inc.	300,000	139,062,000

Johnson & Johnson	1,000,000	171,070,000

Total Health Care		310,132,000

Industrials - 8.4%

AMERCO	141,067	102,447,087

Armstrong World Industries, Inc.	735,000	85,348,200

Brenntag SE (Germany)	2,750,000	248,335,611

GrafTech International, Ltd.	2,500,621	29,582,346

L3Harris Technologies, Inc.	355,000	75,700,200

Lockheed Martin Corp.	195,000	69,304,950

MSC Industrial Direct Co., Inc., Class A	530,000	44,551,800

Northrop Grumman Corp.	225,000	87,090,750

Samsung C&T Corp. (South Korea)	500,000	49,960,099

Total Industrials		792,321,043

Information Technology - 8.4%

Cisco Systems, Inc.	1,250,000	79,212,500

Cognizant Technology Solutions Corp., Class A	3,086,362	273,822,037

Corning, Inc.	1,100,000	40,953,000

Microsoft Corp.	900,000	302,688,000

Oracle Corp.	1,000,000	87,210,000

Samsung Electronics Co., Ltd. (South Korea)	200,000	13,134,994

Total Information Technology		797,020,531

Materials - 2.2%

Huntsman Corp.	2,900,000	101,152,000

Reliance Steel & Aluminum Co.	650,000	105,443,000

Total Materials		206,595,000

Total Common Stocks (Cost $4,280,750,731)		7,221,108,643

	Principal Amount
Corporate Bonds and Notes - 0.7%

Energy - 0.5%

W&T Offshore, Inc. 9.750%, 11/01/23[3]	$51,359,000	49,047,845

Industrials - 0.2%

Weatherford International, Ltd. (Bermuda) 11.000%, 12/01/24[3]	20,065,000	20,666,950

Total Corporate Bonds and Notes (Cost $65,861,938)		69,714,795

The accompanying notes are an integral part of these financial statements.

9

AMG Yacktman Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Preferred Stocks - 7.8%

Consumer Discretionary - 0.8%

Hyundai Motor Co., 3.980% (South Korea)	400,000	$33,924,907

Hyundai Motor Co., 4.050% (South Korea)	523,882	43,342,858

Total Consumer Discretionary		77,267,765

Information Technology - 7.0%

Samsung Electronics Co., Ltd., 1.990% (South Korea)	11,050,000	660,631,667

Total Preferred Stocks (Cost $304,566,646)		737,899,432

	Principal Amount
Short-Term Investments - 15.1%

Joint Repurchase Agreements - 0.0%#,4

Bank of America Securities, Inc., dated 12/31/21, due 01/03/22, 0.050% total to be received $952,632 (collateralized by various U.S. Government Agency Obligations, 1.000% -5.000%, 09/01/28 - 01/01/61, totaling $971,681)	$952,628	952,628

MUFG Securities America, Inc., dated 12/31/21, due 01/03/22, 0.050% total to be received $1,000,004 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 2.500% - 6.500%, 05/20/24 -10/01/51, totaling $1,020,000)	1,000,000	1,000,000

	Principal Amount	Value

RBC Dominion Securities, Inc., dated 12/31/21, due 01/03/22, 0.050% total to be received $1,000,004 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 05/15/22 -12/01/51, totaling $1,020,000)	$1,000,000	$1,000,000

Total Joint Repurchase Agreements		2,952,628

	Shares
Other Investment Companies - 15.1%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[5]	712,051,317	712,051,317

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[5]	712,530,462	712,530,462

Total Other Investment Companies		1,424,581,779

Total Short-Term Investments (Cost $1,427,534,407)		1,427,534,407

Total Investments - 99.8% (Cost $6,078,713,722)		9,456,257,277

Other Assets, less Liabilities - 0.2%		19,365,767

Net Assets - 100.0%		$9,475,623,044

*	Non-income producing security.

#	Less than 0.05%.

[1]	Some of these securities, amounting to $2,452,049 or less than 0.05% of net assets, were out on loan to various borrowers and are collateralized by cash. See Note 4 of Notes to Financial Statements.

[2]	Affiliated issuer. See summary of affiliated investment transaction for details.

[3]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of these securities amounted to $69,714,795 or 0.7% of net assets.

[4]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[5]	Yield shown represents the December 31, 2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR American Depositary Receipt

The following schedule shows the value of affiliated investments at December 31, 2021.
				Net realized	Net change in	Amount of
Affiliated	Number			gain (loss) for	appreciation	Dividends or
Issuers	of shares	Purchases	Sales	the period	(depreciation)	Interest	Value

Weatherford International PLC	3,900,000	–	$26,366,427	$(33,700,893)	$135,511,914	–	$108,108,000

The accompanying notes are an integral part of these financial statements.

10

AMG Yacktman Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2[1]	Level 3	Total

Investments in Securities

Common Stocks

Consumer Staples	$1,363,723,600	$345,768,960	–	$1,709,492,560

Communication Services	909,308,490	543,000,391	–	1,452,308,881

Financials	995,000,500	–	–	995,000,500

Information Technology	783,885,537	13,134,994	–	797,020,531

Industrials	494,025,333	298,295,710	–	792,321,043

Energy	492,583,000	–	–	492,583,000

Consumer Discretionary	235,350,550	230,304,578	–	465,655,128

Health Care	310,132,000	–	–	310,132,000

Materials	206,595,000	–	–	206,595,000

Corporate Bonds and Notes†	–	69,714,795	–	69,714,795

Preferred Stocks†	–	737,899,432	–	737,899,432

Short-Term Investments

Joint Repurchase Agreements	–	2,952,628	–	2,952,628

Other Investment Companies	1,424,581,779	–	–	1,424,581,779

Total Investments in Securities	$7,215,185,789	$2,241,071,488	–	$9,456,257,277

†

All corporate bonds and notes and preferred stocks held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes and preferred stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2021, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at December 31, 2021, was as follows:

Country	% of Long-Term Investments

Bermuda	0.3

Canada	4.8

China	0.4

France	6.8

Germany	5.3

Japan	0.2

South Korea	12.6

United Kingdom	2.7

United States	66.9

100.0

The accompanying notes are an integral part of these financial statements.

11

AMG Yacktman Focused Fund Portfolio Manager’s Comments (unaudited)

For the 12 months ending December 31, 2021, AMG Yacktman Focused Fund (the “Fund”) Class N shares returned 16.45% behind the 25.16% return of the Russell 1000® Value Index.

Last year produced strong market returns and solid absolute results for the Fund. It was the third year in a row of exceptional U.S. stock market appreciation and reminded us of the speculative period of the late 1990s when multiple expansion, momentum, and dreams seemed to matter more than cash flow, competitive advantages, and fundamentals.

Everything abruptly changed in early 2022 when high multiple stocks with uncertain futures were crushed, and multiples on many expensive equities have been reduced somewhat. Our investment approach, which focuses on valuation, quality and risk management, has held up well during the sharp correction of early 2022. Our strongest outperformance in the past has typically come from protecting well in market declines, bargain hunting and reloading the portfolio with new opportunities if available.

Last year, Adam Sues was added to the Fund as a co-manager. Adam is an incredibly skilled investor who successfully manages AMG Yacktman Special Opportunities Fund, a 5-star rated global fund that generally focuses on small and micro-cap securities. He has been a significant contributor to the firm since he joined our organization in 2013 and is already a familiar voice to investors who listen to our quarterly conference calls.

Contributors and Detractors

Contributors in 2021 included Bolloré, Microsoft, Alphabet, Macy’s and a new holding, Canadian Natural Resources (“CNQ”).

Bolloré was the Fund’s strongest performer in 2021, in large part due to Universal Music Group’s (“UMG”) successful IPO which resulted in Bolloré becoming a direct holder of approximately 18% of UMG shares and highlighting significant value. Late in the year, we received more positive news when Bolloré announced it received an offer from MSC Group to purchase Bolloré’s African Logistics business. Both the UMG IPO and MSC Group announcement are part of an ongoing simplification at Bolloré, which we believe could result in significant addition to the shares.

Microsoft and Alphabet were top performers due to strong earnings results.

Macy’s stock soared last year as the economic recovery resulted in exceptionally strong sales and earnings. We significantly reduced the position due to price appreciation.

CNQ, a new Fund holding in 2021, was a quick contributor to Fund results.

Detractors in 2021 included Samsung Electronics Preferred (“Samsung Electronics”), Continental AG, Hyundai Home Shopping, The Walt Disney Co. (“Disney”), and Associated British Foods.

After being the biggest positive contributor to 2020 Fund results, Samsung Electronics shares underperformed last year, due to investor concerns about weaker earnings from the company’s leading memory semiconductor business. We think the company is well-positioned for long-term growth and the shares trade at a very attractive valuation.

Continental’s stock struggled last year due to weaker auto production, which was largely a result of a shortage of semiconductors (something Samsung Electronics can help solve!).

Hyundai Home Shopping lagged last year, but is a remarkably inexpensive stock that we think has significant potential.

Disney’s shares were weaker last year due to concerns about the long-term growth and profitability of the company’s streaming services.

Associated British Foods’ shares lagged last year as a recovery in the company’s Primark division stalled modestly due to the Omicron variant. We think the shares trade at an unwarranted discount, possibly because many investors do not like the combination of food, ingredients, and a clothing retail business.

Select New Positions

One of our meaningful new positions in 2021 was an investment in CNQ. The company is an upstream oil & gas company based in Canada with a long history of creating shareholder value. CNQ has low decline, long reserve life oil & gas assets, which produce the heavier grades of crude that the world and U.S. requires to operate our economy and daily life. Canada is at the forefront of environmental stewardship and CNQ is one of the industry leaders in best practices.

We also added a new position in Samsung C&T Corp. (“C&T”) which sells at a significant discount to the value of its holdings. The best asset C&T holds is a 5% ownership position in Samsung Electronics, one of our favorite positions, which by itself is worth more than C&T’s entire market cap. The company also owns approximately 43% of Samsung Biologics, and while we do not like the Biologics position remotely as much as the Samsung Electronics, we are happy to have it because we are not paying anything for it. Additionally, C&T operates a construction and trading operation, and owns a variety of other public and private investments.

Another new position is Reliance Steel & Aluminum Company (“Reliance”). Do not be confused by the name, as the company does not produce or manufacture any metal products – it serves as the middleman between steel mills and end customers. Reliance has compounded shareholder returns well above peers and the market for decades despite operating alongside a difficult industry. It is the leader in a highly fragmented market and benefits from the supply chain disruptions and inflationary environment, leading to record earnings. We have had success before with leading distribution companies like Sysco in food and Brenntag in chemicals.

Conclusion

Since the market low in March of 2009, U.S. markets have steadily risen, in large part due to multiple expansion. We think the start of 2022 could have marked a change where, instead of coasting with ever-increasing index valuations, investments will be judged and rewarded based on fundamentals. In this type of environment, price will matter, and investments with the hidden value we often find could flourish. We have successfully navigated turbulent environments in the past and will work hard to do so again. We wish investors in the Fund a happy and healthy 2022, and, as always, we will be diligent, patient, and objective in our approach.

The views expressed represent the opinions of Yacktman Asset Management LP and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

12

AMG Yacktman Focused Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Yacktman Focused Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Yacktman Focused Fund’s Class N shares on December 31, 2011 to a $10,000 investment made in the Russell 1000® Value Index and the S&P 500® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Yacktman Focused Fund, the Russell 1000® Value Index and the S&P 500® Index for the same time periods ended December 31, 2021.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date

AMG Yacktman Focused Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14

Class N	16.45%	14.97%	12.67%	10.37%	05/01/97

Class I	16.62%	15.18%	–	13.19%	07/24/12

Russell 1000® Value Index[15,17]	25.16%	11.16%	12.97%	8.73%	05/01/97†

S&P 500® Index[16,17]	28.71%	18.47%	16.55%	9.53%	05/01/97†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2021. All returns are in U.S. Dollars ($).

[2] From time to time the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

[4]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[5] The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[6] A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[7]  High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[8]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[9]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[10] Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has

13

AMG Yacktman Focused Fund Portfolio Manager’s Comments (continued)

   substantial holdings within a particular sector, the risks associated with that sector increase.

[11] The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[12] The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[13] The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[14] Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[15] The Russell 1000® Value Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 1000® Value Index is unmanaged, is not available for investment and does not incur expenses.

[16] The S&P 500® Index is a capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing

   all major industries. Unlike the Fund, the S&P 500® Index is unmanaged, is not available for investment and does not incur expenses.

[17] The Russell 1000® Value and the S&P 500® Index are provided for illustrative purposes only. We have included the results of such indices to give you a perspective of the historical performance of the U.S. equity market.

The Russell 1000® Value Index is a trademark of the London Stock Exchange Group companies.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc.

Not FDIC insured, nor bank guaranteed. May lose value.

14

AMG Yacktman Focused Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Consumer Staples	20.8

Information Technology	18.0

Communication Services	15.1

Industrials	9.8

Consumer Discretionary	6.8

Financials	6.5

Energy	5.9

Materials	2.6

Health Care	1.7

Short-Term Investments	12.7

Other Assets Less Liabilities	0.1

TOP TEN HOLDINGS

Security Name	% of Net Assets

Samsung Electronics Co., Ltd., 1.990% (South Korea)	9.7

Bolloré SA (France)	6.5

PepsiCo, Inc.	4.9

Microsoft Corp.	4.9

Canadian Natural Resources, Ltd. (Canada)	4.3

Associated British Foods PLC (United Kingdom)	3.6

Alphabet, Inc., Class C	3.4

Cognizant Technology Solutions Corp., Class A	3.0

KT&G Corp. (South Korea)	2.7

Brenntag SE (Germany)	2.6

Top Ten as a Group	45.6

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

15

AMG Yacktman Focused Fund Fund Snapshots (continued) For the six months ended December 31, 2021

NEW EQUITY POSITIONS

New Purchases	Current Shares Held

Reliance Steel & Aluminum Co.	310,000

Samsung C&T Corp. (South Korea)	364,913

Vitesco Technologies Group AG (Germany)[1]	80,000

NEW CORPORATE BONDS & NOTES POSITIONS

New Purchases	Current Principal Held

Microsoft Corp. 2.000%, 08/08/23	$11,500,000

Microsoft Corp. 2.375%, 05/01/23	19,000,000

Microsoft Corp. 2.650%, 11/03/22	2,000,000

PepsiCo, Inc. 0.750%, 05/01/23	14,623,000

PepsiCo, Inc. 3.100%, 07/17/22	8,000,000

CORPORATE BONDS & NOTES PURCHASES & SALES

Sales	Net Principal Sold	Current Principal Held

Service Properties Trust, 4.350%, 10/01/24	$12,174,000	–

Weatherford International, Ltd. (Bermuda), 11.000%, 12/01/24[1]	65,366,000	$9,022,000

EQUITY PURCHASES & SALES

Purchases	Net Shares Purchased	Current Shares Held

AMERCO	3,902	70,339

Associated British Foods PLC (United Kingdom)	2,200,000	5,900,000

Canadian Natural Resources, Ltd. (Canada)	1,050,000	4,550,000

Cognizant Technology Solutions Corp., Class A	435,800	1,485,800

Hyundai Home Shopping Network Corp. (South Korea)	15,351	562,605

Hyundai Motor Co., 3.980% (South Korea)	140,000	300,000

Hyundai Motor Co., 4.050% (South Korea)	100,000	500,000

KT&G Corp. (South Korea)	300,000	1,800,000

Samsung Electronics Co., Ltd., 1.990% (South Korea)	600,000	7,250,000

Yuasa Trading Co., Ltd. (Japan)	374,800	708,500

Sales	Net Shares Sold	Current Shares Held

Alphabet, Inc., Class C	4,000	52,000

Brenntag SE (Germany)	350,000	1,300,000

Cisco Systems, Inc.	300,000	–

ConocoPhillips	300,000	–

Exxon Mobil Corp.	250,000	–

First Hawaiian, Inc.	296,000	400,000

Huntsman Corp.	200,000	1,400,000

Macy’s, Inc.	1,650,000	450,000

Rinnai Corp. (Japan)	50,000	110,000

Sodexo, S.A. (France)	350,000	–

Stanley Electric Co., Ltd. (Japan)	75,832	–

Sysco Corp.	200,000	900,000

The Walt Disney Co.	100,000	300,000

Weatherford International PLC	550,000	1,700,000

[1] Purchases and sales due to a corporate action.

16

AMG Yacktman Focused Fund Schedule of Portfolio Investments December 31, 2021

	Shares	Value

Common Stocks - 73.7%

Communication Services - 15.1%

Alphabet, Inc., Class C*	52,000	$150,466,680

Bolloré SA (France)	51,746,528	289,448,182

Fox Corp., Class B	3,000,000	102,810,000

News Corp., Class A	3,685,000	82,212,350

News Corp., Class B	200,000	4,500,000

The Walt Disney Co.*	300,000	46,467,000

Total Communication Services		675,904,212

Consumer Discretionary - 5.3%

Booking Holdings, Inc.*	35,000	83,973,050

Continental AG (Germany)*	400,000	42,026,190

Hyundai Home Shopping Network Corp. (South Korea)	562,605	29,997,625

Hyundai Mobis Co., Ltd. (South Korea)	260,000	55,576,833

Macy’s, Inc.	450,000	11,781,000

Rinnai Corp. (Japan)	110,000	9,927,083

Vitesco Technologies Group AG (Germany)*	80,000	3,923,278

Total Consumer Discretionary		237,205,059

Consumer Staples - 20.5%

Ambev S.A., ADR (Brazil)	7,000,000	19,600,000

Associated British Foods PLC (United Kingdom)	5,900,000	161,506,322

The Coca-Cola Co.	1,300,000	76,973,000

Hengan International Group Co., Ltd. (China)	5,872,300	30,253,554

Ingredion, Inc.	540,000	52,185,600

KT&G Corp. (South Korea)*	1,800,000	119,588,137

PepsiCo, Inc.	1,270,000	220,611,700

The Procter & Gamble Co.	630,000	103,055,400

Sysco Corp.	900,000	70,695,000

Tyson Foods, Inc., Class A	700,000	61,012,000

Total Consumer Staples		915,480,713

Energy - 5.4%

Canadian Natural Resources, Ltd. (Canada)	4,550,000	192,237,500

Weatherford International PLC*	1,700,000	47,124,000

Total Energy		239,361,500

Financials - 6.5%

The Bank of New York Mellon Corp.	650,000	37,752,000

Berkshire Hathaway, Inc., Class B*	100,000	29,900,000

The Charles Schwab Corp.	855,000	71,905,500

First Hawaiian, Inc.	400,000	10,932,000

State Street Corp.	800,000	74,400,000

U.S. Bancorp	750,000	42,127,500

	Shares	Value

Wells Fargo & Co.	500,000	$23,990,000

Total Financials		291,007,000

Health Care - 1.7%

Johnson & Johnson	430,000	73,560,100

Industrials - 8.3%

AMERCO	70,339	51,082,292

Brenntag SE (Germany)	1,300,000	117,395,016

L3Harris Technologies, Inc.	170,000	36,250,800

Lockheed Martin Corp.	95,000	33,763,950

Mitsuboshi Belting, Ltd. (Japan)	91,535	1,716,876

MSC Industrial Direct Co., Inc., Class A	220,000	18,493,200

Northrop Grumman Corp.	110,000	42,577,700

Samsung C&T Corp. (South Korea)	364,913	36,462,179

Societe BIC, S.A. (France)	300,000	16,162,146

Yuasa Trading Co., Ltd. (Japan)	708,500	18,363,348

Total Industrials		372,267,507

Information Technology - 8.3%

Cognizant Technology Solutions Corp., Class A	1,485,800	131,820,176

Microsoft Corp.	650,000	218,608,000

Oracle Corp.	250,000	21,802,500

Total Information Technology		372,230,676

Materials - 2.6%

Huntsman Corp.	1,400,000	48,832,000

Nihon Parkerizing Co., Ltd. (Japan)	1,868,100	18,283,766

Reliance Steel & Aluminum Co.	310,000	50,288,200

Total Materials		117,403,966

Total Common Stocks (Cost $2,219,005,065)		3,294,420,733

	Principal Amount
Corporate Bonds and Notes - 2.0%

Energy - 0.5%

W&T Offshore, Inc. 9.750%, 11/01/23[1]	$22,824,000	21,796,920

Industrials - 1.5%

Microsoft Corp.
2.000%, 08/08/23	11,500,000	11,718,087
2.375%, 05/01/23	19,000,000	19,401,526
2.650%, 11/03/22	2,000,000	2,031,314

PepsiCo, Inc. 0.750%, 05/01/23	14,623,000	14,641,676
3.100%, 07/17/22	8,000,000	8,081,818

The accompanying notes are an integral part of these financial statements.

17

AMG Yacktman Focused Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 1.5% (continued)

Weatherford International, Ltd. (Bermuda) 11.000%, 12/01/241	$9,022,000	$9,292,660

Total Industrials		65,167,081

Total Corporate Bonds and Notes
(Cost $85,366,679)		86,964,001

	Shares

Preferred Stocks - 11.5%

Consumer Discretionary - 1.5%

Hyundai Motor Co., 3.980% (South Korea)	300,000	25,443,680

Hyundai Motor Co., 4.050% (South Korea)	500,000	41,367,005

Total Consumer Discretionary		66,810,685

Consumer Staples - 0.3%

Amorepacific Corp., 1.18 (South Korea)	250,000	15,386,825

Information Technology - 9.7%

Samsung Electronics Co., Ltd., 1.990% (South Korea)	7,250,000	433,446,116

Total Preferred Stocks
(Cost $240,390,883)		515,643,626

*	Non-income producing security.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of these securities amounted to $31,089,580 or 0.7% of net assets.

	Shares	Value

Short-Term Investments - 12.7%

Other Investment Companies - 12.7%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[2]	246,991,308	$246,991,308

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[2]	319,305,871	319,305,871

Total Short-Term Investments
(Cost $566,297,179)		566,297,179

Total Investments - 99.9%
(Cost $3,111,059,806)		4,463,325,539

Other Assets, less Liabilities - 0.1%		4,529,421

Net Assets - 100.0%		$4,467,854,960

[2]	Yield shown represents the December 31, 2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR    American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

18

AMG Yacktman Focused Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2[1]	Level 3	Total

Investments in Securities

Common Stocks

Consumer Staples	$604,132,700	$311,348,013	–	$915,480,713

Communication Services	386,456,030	289,448,182	–	675,904,212

Industrials	198,330,088	173,937,419	–	372,267,507

Information Technology	372,230,676	–	–	372,230,676

Financials	291,007,000	–	–	291,007,000

Energy	239,361,500	–	–	239,361,500

Consumer Discretionary	95,754,050	141,451,009	–	237,205,059

Materials	99,120,200	18,283,766	–	117,403,966

Health Care	73,560,100	–	–	73,560,100

Corporate Bonds and Notes†	–	86,964,001	–	86,964,001

Preferred Stocks†	–	515,643,626	–	515,643,626

Short-Term Investments

Other Investment Companies	566,297,179	–	–	566,297,179

Total Investments in Securities	$2,926,249,523	$1,537,076,016	–	$4,463,325,539

†

All corporate bonds and notes and preferred stocks held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes and preferred stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2021, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at December 31, 2021, was as follows:

Country	% of Long-Term Investments

Bermuda	0.2

Brazil	0.5

Canada	4.9

China	0.8

France	7.9

Germany	4.2

Japan	1.2

South Korea	19.4

United Kingdom	4.2

United States	56.7

100.0

The accompanying notes are an integral part of these financial statements.

19

AMG Yacktman Global Fund Portfolio Manager’s Comments (unaudited)

For the 12 months ending December 31, 2021, AMG Yacktman Global Fund (formerly AMG Yacktman Focused Fund – Security Selection Only) (the “Fund”) Class N shares returned 12.96% behind the 21.82% return of the MSCI World Index.

Last year produced strong market returns and solid absolute results for the Fund.) It was the third year in a row of exceptional U.S. stock market appreciation and reminded us of the speculative period of the late 1990s when multiple expansion, momentum, and dreams seemed to matter more than cash flow, competitive advantages, and fundamentals.

Everything abruptly changed in early 2022 when high multiple stocks with uncertain futures were crushed and multiples on many expensive equities have been reduced somewhat. Our investment approach, which focuses on valuation, quality and risk management, has held up well during the sharp correction of early 2022. Our strongest outperformance in the past has typically come from protecting well in market declines, bargain hunting and reloading the portfolio with new opportunities if available.

Last year, Adam Sues was added to the Fund as a co-manager. Adam is an incredibly skilled investor who successfully manages AMG Yacktman Special Opportunities Fund, a 5-star rated global fund that generally focuses on small and micro-cap securities. He has been a significant contributor to the firm since he joined our organization in 2013 and is already a familiar voice to investors who listen to our quarterly conference calls.

Contributors and Detractors

Contributors in 2021 included Bolloré, Microsoft, Alphabet, Macy’s and a new holding, Canadian Natural Resources (“CNQ”).

Bolloré was the Fund’s strongest performer in 2021, in large part due to Universal Music Group’s (“UMG”) successful IPO which resulted in Bolloré becoming a direct holder of approximately 18% of UMG shares and highlighting significant value. Late in the year, we received more positive news when Bolloré announced it received an offer from MSC Group to purchase Bolloré’s African Logistics business. Both the UMG IPO and MSC Group announcement are part of an ongoing simplification at Bolloré, which we believe could result in significant addition to the shares.

Microsoft and Alphabet were top performers due to strong earnings results.

Macy’s stock soared last year as the economic recovery resulted in exceptionally strong sales and earnings. We sold off the position due to price appreciation.

CNQ, a new Fund holding in 2021, was a quick contributor to Fund results.

Detractors in 2021 included Samsung Electronics Preferred (“Samsung Electronics”), Continental AG, Hyundai Home Shopping, The Walt Disney Co. (“Disney”) and Associated British Foods.

After being the biggest positive contributor to 2020 Fund results, Samsung Electronics shares underperformed last year due to investor concerns about weaker earnings from the company’s leading memory semiconductor business. We think the company is well-positioned for long-term growth and the shares trade at a very attractive valuation.

Continental’s stock struggled last year due to weaker auto production, which was largely a result of a shortage of semiconductors (something Samsung Electronics can help solve!).

Hyundai Home Shopping lagged last year, but is a remarkably inexpensive stock that we think has significant potential.

Disney’s shares were weaker last year due to concerns about the long-term growth and profitability of the company’s streaming services.

Associated British Foods’ shares lagged last year as a recovery in the company’s Primark division stalled modestly due to the Omicron variant. We think the shares trade at an unwarranted discount, possibly because many investors do not like the combination of food, ingredients and a clothing retail business.

Select New Positions

One of our meaningful new positions in 2021 was an investment in CNQ. The company is an upstream oil & gas company based in Canada with a long history of creating shareholder value. CNQ has low decline, long reserve life oil & gas assets, which produce the heavier grades of crude that the world and U.S. requires to operate our economy and daily life. Canada is at the forefront of environmental stewardship and CNQ is one of the industry leaders in best practices.

We also added a new position in Samsung C&T Corporation (“C&T”) which sells at a significant discount to the value of its holdings. The best asset C&T holds is a 5% ownership position in Samsung Electronics, one of our favorite positions, which by itself is worth more than C&T’s entire market cap. The company also owns approximately 43% of Samsung Biologics, and while we do not like the Biologics position remotely as much as the Samsung Electronics, we are happy to have it because we are not paying anything for it. Additionally, C&T operates a construction and trading operation, and owns a variety of other public and private investments.

Conclusion

Since the market low in March of 2009, U.S. markets have steadily risen, in large part due to multiple expansion. We think the start of 2022 could have marked a change where, instead of coasting with ever-increasing index valuations, investments will be judged and rewarded based on fundamentals. In this type of environment, price will matter, and investments with the hidden value we often find could flourish. We have successfully navigated turbulent environments in the past, and will work hard to do so again. We wish investors in the Fund a happy and healthy 2022, and, as always, we will be diligent, patient and objective in our approach.

The views expressed represent the opinions of Yacktman Asset Management LP and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

20

AMG Yacktman Global Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Yacktman Global Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Yacktman Global Fund’s Class N shares on January 30, 2017 (inception date), to a $10,000 investment made in the MSCI World Index and the Russell 1000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Yacktman Global Fund, the MSCI World Index and the Russell 1000® Value Index for the same time periods ended December 31, 2021.

	One	Since	Inception
Average Annual Total Returns[1]	Year	Inception	Date
AMG Yacktman Global Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15

Class N	12.96%	15.17%	01/30/17

Class I	13.08%	15.21%	01/30/17

MSCI World Index[16]	21.82%	14.75%	01/30/17†

Russell 1000® Value Index[17]	25.16%	11.21%	01/30/17†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2021. All returns are in U.S. Dollars ($).

[2] From time to time the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund may invest greater than 5% of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure in response to adverse market, economic, political or other conditions.

[4]  The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

[5]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[6] The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[7] The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[8] A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[9]  High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[10] Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[11] The Fund is subject to the risks associated with investments in emerging markets, such as erratic

21

AMG Yacktman Global Fund Portfolio Manager’s Comments (continued)

    earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[12]  Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[13]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[14]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[15]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[16]  On July 1, 2021, the primary benchmark changed from the Russell 1000® Value Index to the MSCI World Index and the secondary benchmark S&P 500® Index was removed. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI World Index is unmanaged, is not available for investment and does not incur expenses.

[17]  The Russell 1000® Value Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with

    lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 1000® Value Index is unmanaged, is not available for investment and does not incur expenses.

All MSCI data is provided “as is”. The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

The Russell 1000® Value Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

22

AMG Yacktman Global Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Industrials	19.4

Communication Services	17.9

Information Technology	15.3

Consumer Staples	14.4

Consumer Discretionary	12.0

Energy	7.7

Materials	5.7

Financials	3.9

Health Care	1.3

Short-Term Investments	1.8

Other Assets Less Liabilities	0.6

TOP TEN HOLDINGS

Security Name	% of Net Assets

Bolloré SA (France)	9.4

Samsung Electronics Co., Ltd., 1.990% (South Korea)	9.1

Samsung C&T Corp. (South Korea)	5.0

HI-LEX Corp. (Japan)	4.7

Canadian Natural Resources, Ltd. (Canada)	4.2

Compagnie de L’Odet SA (France)	4.0

KT&G Corp. (South Korea)	3.9

Ocean Wilsons Holdings, Ltd. (Bermuda)	2.9

Total Energy Services, Inc. (Canada)	2.6

PepsiCo, Inc.	2.6

Top Ten as a Group	48.4

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

23

AMG Yacktman Global Fund Fund Snapshots (continued) For the six months ended December 31, 2021

NEW EQUITY POSITIONS

New Purchases	Current Shares Held

Hochiki Corp. (Japan)	83,100

KISCO Holdings Co., Ltd. (South Korea)	4,872

Samsung C&T Corp. (South Korea)	86,000

Total Energy Services, Inc. (Canada)	950,000

CORPORATE BONDS & NOTES SALES

Sales	Net Principal Sold	Current Principal Held

Weatherford International, Ltd. (Bermuda), 11.000%, 12/01/24	$1,513,000	$208,000

EQUITY PURCHASES & SALES

Purchases	Net Shares Purchased	Current Shares Held

Associated British Foods PLC (United Kingdom)	60,000	125,000

Bolloré SA (France)	30,000	2,860,000

Canadian Natural Resources, Ltd. (Canada)	35,000	170,000

Dong Ah Tire & Rubber Co., Ltd. (South Korea)	10,000	75,000

Fox Corp., Class B	5,000	130,000

Hyundai Mobis Co., Ltd. (South Korea)	1,000	6,000

KT&G Corp. (South Korea)	10,000	100,000

Nihon Parkerizing Co., Ltd. (Japan)	10,000	250,000

Parker Corp. (Japan)	135,800	150,000

PepsiCo, Inc.	2,000	26,000

Samsung Electronics Co., Ltd., 1.990% (South Korea)	10,000	260,000

Trecora Resources	320,000	550,000

Sales	Net Shares Sold	Current Shares Held

Alphabet, Inc., Class C	240	1,000

Cisco Systems, Inc.	10,000	–

Exxon Mobil Corp.	2,000	–

First Hawaiian, Inc.	24,900	–

Macy’s, Inc.	70,000	–

QVC, Inc., 6.250%	16,731	–

Utoc Corp.	320,000	–

Weatherford International PLC	37,005	20,000

24

AMG Yacktman Global Fund Schedule of Portfolio Investments December 31, 2021

	Shares	Value

Common Stocks - 84.5%

Communication Services - 17.9%

Alphabet, Inc., Class C*	1,000	$2,893,590

Bolloré SA (France)	2,860,000	15,997,630

Fox Corp., Class B	130,000	4,455,100

News Corp., Class A	130,000	2,900,300

Reading International, Inc., Class A*	320,000	1,292,800

Tohokushinsha Film Corp. (Japan)	200,000	1,122,053

The Walt Disney Co.*	13,000	2,013,570

Total Communication Services		30,675,043

Consumer Discretionary - 10.1%

Booking Holdings, Inc.*	1,000	2,399,230

Car Mate Manufacturing Co., Ltd. (Japan)	52,500	424,023

Continental AG (Germany)*	10,000	1,050,655

Daewon San Up Co., Ltd. (South Korea)	96,817	560,324

Dong Ah Tire & Rubber Co., Ltd. (South Korea)	75,000	775,625

HI-LEX Corp. (Japan)	617,800	8,048,813

Hyundai Home Shopping Network Corp. (South Korea)	39,314	2,096,189

Hyundai Mobis Co., Ltd. (South Korea)	6,000	1,282,542

Rinnai Corp. (Japan)	8,000	721,969

Total Consumer Discretionary		17,359,370

Consumer Staples - 12.9%

Associated British Foods PLC (United Kingdom)	125,000	3,421,744

The Coca-Cola Co.	25,000	1,480,250

Hengan International Group Co., Ltd. (China)	37,000	190,621

Ingredion, Inc.	8,500	821,440

KT&G Corp. (South Korea)*	100,000	6,643,785

PepsiCo, Inc.	26,000	4,516,460

The Procter & Gamble Co.	16,000	2,617,280

Sysco Corp.	30,000	2,356,500

Total Consumer Staples		22,048,080

Energy - 7.2%

Canadian Natural Resources, Ltd. (Canada)	170,000	7,182,500

Total Energy Services, Inc. (Canada)*	950,000	4,528,638

Weatherford International PLC*	20,000	554,400

Total Energy		12,265,538

Financials - 3.9%

The Bank of New York Mellon Corp.	10,000	580,800

The Charles Schwab Corp.	30,000	2,523,000

State Street Corp.	30,000	2,790,000

U.S. Bancorp	13,000	730,210

Total Financials		6,624,010

	Shares	Value

Health Care - 1.3%

Johnson & Johnson	12,000	$2,052,840

Kissei Pharmaceutical Co., Ltd. (Japan)	9,400	184,455

Total Health Care		2,237,295

Industrials - 19.3%

AMERCO	3,000	2,178,690

Brenntag SE (Germany)	40,000	3,612,154

CB Industrial Product Holding Bhd (Malaysia)	10,500,000	2,940,393

Compagnie de L’Odet SA (France)	4,500	6,813,923

Komelon Corp. (South Korea)	80,000	745,960

Mitsuboshi Belting, Ltd. (Japan)	2,965	55,613

MSC Industrial Direct Co., Inc., Class A	7,000	588,420

Ocean Wilsons Holdings, Ltd. (Bermuda)	400,000	5,044,486

Parker Corp. (Japan)	150,000	695,396

Sam Yung Trading Co., Ltd. (South Korea)	50,000	607,319

Samsung C&T Corp. (South Korea)	86,000	8,593,137

Yuasa Trading Co., Ltd. (Japan)	45,000	1,166,338

Total Industrials		33,041,829

Information Technology - 6.2%

CAC Holdings Corp. (Japan)	240,000	3,029,604

Cognizant Technology Solutions Corp., Class A	30,000	2,661,600

Hochiki Corp. (Japan)	83,100	940,684

INFOvine Co., Ltd. (South Korea)	40,000	806,274

Microsoft Corp.	7,000	2,354,240

Oracle Corp.	9,000	784,890

Total Information Technology		10,577,292

Materials - 5.7%

KISCO Holdings Co., Ltd. (South Korea)*	4,872	59,611

Kohsoku Corp. (Japan)	90,000	1,303,254

Nihon Parkerizing Co., Ltd. (Japan)	250,000	2,446,840

The Pack Corp. (Japan)	60,000	1,407,488

Trecora Resources*	550,000	4,444,000

Total Materials		9,661,193

Total Common Stocks
(Cost $116,286,010)		144,489,650

	Principal Amount
Corporate Bonds and Notes - 0.6%

Energy - 0.5%
W&T Offshore, Inc. 9.750%, 11/01/23[1]	$806,000	769,730

The accompanying notes are an integral part of these financial statements.

25

AMG Yacktman Global Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 0.1%

Weatherford International, Ltd. (Bermuda) 11.000%, 12/01/24[1]	$208,000	$214,240

Total Corporate Bonds and Notes
(Cost $964,128)		983,970

	Shares

Preferred Stocks - 12.5%

Consumer Discretionary - 1.9%

Hyundai Motor Co., 4.050% (South Korea)	39,000	3,226,626

Consumer Staples - 1.5%

Amorepacific Corp., 1.18 (South Korea)	25,000	1,538,682

LG Household & Health Care, Ltd., 1.670% (South Korea)	2,100	1,087,409

Total Consumer Staples		2,626,091

Information Technology - 9.1%

Samsung Electronics Co., Ltd., 1.990% (South Korea) 260,000		15,544,275

Total Preferred Stocks
(Cost $17,047,499)		21,396,992

*	Non-income producing security.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of these securities amounted to $983,970 or 0.6% of net assets.

	Shares	Value

Short-Term Investments - 1.8%

Other Investment Companies - 1.8%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[2]	1,025,726	$1,025,726

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%[2]	1,025,727	1,025,727

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%2	1,056,809	1,056,809

Total Short-Term Investments
(Cost $3,108,262)		3,108,262

Total Investments - 99.4%
(Cost $137,405,899)		169,978,874

Other Assets, less Liabilities - 0.6%		1,111,553

Net Assets - 100.0%		$171,090,427

[2]	Yield shown represents the December 31, 2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

26

AMG Yacktman Global Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2[1]	Level 3	Total

Investments in Securities

Common Stocks

Industrials	$9,581,033	$23,460,796	–	$33,041,829

Communication Services	13,555,360	17,119,683	–	30,675,043

Consumer Staples	11,791,930	10,256,150	–	22,048,080

Consumer Discretionary	2,399,230	14,960,140	–	17,359,370

Energy	12,265,538	–	–	12,265,538

Information Technology	5,800,730	4,776,562	–	10,577,292

Materials	4,444,000	5,217,193	–	9,661,193

Financials	6,624,010	–	–	6,624,010

Health Care	2,052,840	184,455	–	2,237,295

Corporate Bonds and Notes†	–	983,970	–	983,970

Preferred Stocks†	–	21,396,992	–	21,396,992

Short-Term Investments

Other Investment Companies	3,108,262	–	–	3,108,262

Total Investments in Securities	$71,622,933	$98,355,941	–	$169,978,874

†

All corporate bonds and notes and preferred stocks held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes and preferred stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

1	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2021, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at December 31, 2021, was as follows:

Country	% of Long-Term Investments

Bermuda	3.2

Canada	7.0

China	0.1

France	13.7

Germany	2.8

Japan	12.9

Malaysia	1.8

South Korea	26.1

United Kingdom	2.0

United States	30.4

100.0

The accompanying notes are an integral part of these financial statements.

27

AMG Yacktman Special Opportunities Fund Portfolio Manager’s Comments (unaudited)

For the twelve months ending December 31, 2021, AMG Yacktman Special Opportunities Fund (the “Fund”) Class Z shares returned 24.42%, ahead of the 18.21% return of the MSCI ACWI All Cap Index.

Sharp-eyed readers will notice that full year performance was roughly the same as the halfway point in June. 2021 was a year of two halves, with a strong start and then flat performance in a choppy last six months. The market’s increased concentration in top holdings (largely mega-cap tech in the U.S.) hid a tremendous amount of pain under the surface. It is not hard to find popular and well-known companies down (30)% or more from recent highs. The sell-off in the fast growth “story” stocks has been even more brutal. While many investors have been conditioned to “buy the dips” over the past decade, a temporary dip can easily become a chasm if the winds of sentiment suddenly change. It is too early to tell whether this is the start of a more pronounced rotation, but we believe the Fund is set up to capitalize on any shift. Our preference for small, international and value stocks has been a persistent headwind in the last several years (despite good business performance) so that any tailwind would be a welcome change. We believe our collection of above average businesses trading at discounted valuations remains a good combination no matter the macro environment.

Portfolio Review

News headlines tend to highlight the wild price swings in the market and individual stocks. The day-to-day reality is more mundane. Businesses and the people operating them tend to create value with incremental improvements each day. This progress eventually shows up in higher future cash flows. The essence of value investing is buying those future cash flows at a discount. While we would prefer that prices catch up to our value estimates right away, sometimes the realization of underlying value comes in fits and starts. In 2021, two of our positions were acquired (Aggreko and Fjord), and a third (a debt investment in Colabor) was paid off in full. Another two acquisitions were announced toward the end of the year (Utoc and Vivo Energy). With around fifty positions in the Fund, that equates to 10% of the holdings being crystallized by corporate actions this year. Two of these positions were held since Fund inception, which only reinforces that value tends to surface for patient investors one way or another.

Our cash position ended the year at 4.0%. That is well within the historical range although higher than in recent years. Two of the announced acquisitions (previously mentioned) will soon convert to cash, further bolstering reserves. Cash will ebb and flow as a byproduct of the investment process, and we have a growing list of potential candidates to deploy these funds. Keeping up the pipeline of investment candidates is critical, but new ideas must compete for capital with existing positions. Lately we have found the greatest source of potential future returns in some of our top ideas. These companies also benefit from our historical relationship, often over years of ownership, which provides valuable context and familiarity. We ended 2021 with 51 positions. The top five positions now make up 37.0% of the Fund, a much higher percentage than most mutual funds peers. This portfolio concentration represents our strong conviction in maximizing ideas with outsized risk/rewards. Risk is managed at the position level and mitigated by the diversification across our top weightings. The top five holdings are spread out across litigation finance, oil & gas services, niche chemicals, manufactured homes, and wine distribution–an eclectic mix!

Finding the right mix of seasoned investments and fresh ideas is an important part of our portfolio management process. Our “go-anywhere” investing approach provides a competitive advantage in otherwise expensive markets. Many other funds do not have such flexibility, because of either strategy mandates or manager preferences. Our investment process is designed to capitalize on this edge.

Turning Over Rocks in Both Sales & Investing

Our investment time horizon is influenced by a focus on fundamental business performance rather than stock price movements. This is reflected in a portfolio turnover that is much lower than peers (notwithstanding the recent acquisition activity!). At the same time, we strive to avoid stale positions by using a wide lens in search of new ideas. We have likened our process to “turning over rocks” in past letters, and we have been flipping furiously in these volatile markets. As we reflected on the topic this year, we also thought about the parallels between our investment process and our personal history in another field–sales.

One of our part-time jobs as a teenager was selling local newspaper subscriptions door-to-door. This involved knocking on thousands of doors, shaking off hundreds of noes, and even running from the occasional unfriendly pet. We feel there are inherent skills that are underappreciated about prospecting, the front end of a sales cycle. These include a dogged determination, competitive drive, and the ability to handle emotions in sometimes volatile situations. It also involved doing the job when it was dark, snowy, and freezing outside (a shout-out to the weather in our hometown in Northeast Ohio). Our job today is much cozier in comparison, but thinking back on the experience, there are several related takeaways:

- In sales, appearances can be deceiving. The easiest sales were sometimes from the worst looking prospects.

In investing, some of the best opportunities can be found in left-behind sectors or companies. We have found there are often a few overlooked prospects in the mix. The financials may be a mess or management may be below average, but they can still be great investments at the right price.

- As a salesperson, time is often better spent seeking out the easy “yes” versus trying to “sell” a difficult prospect.

Some investors get stuck trying to “force” an investment. They spend months tracking down every trivial detail. Behavioral research shows that more information can lead to worse decisions, even if it feels better. This mistake is compounded if it means a better investment was missed. Finding the “no-brainers” makes both sales and investing much easier.

- The best sales territories had houses close together, reducing wasted effort and maximizing the chances of easy sales.

While neighborhoods with big houses were more impressive, wasted time was spent trudging up and down the long driveways. Much better to maximize the chances of a successful sale (or investment) by hitting many houses in an efficient fashion. Like our “turning over rocks” mantra, maintaining a steady and rapid cadence of potential ideas is a crucial part of our investment process.

- The best salespeople were also ready to pounce on a potential sale quickly, especially when there was a clear win-win on both sides of the transaction.

After thousands of rejections, sometimes the rare “yes” in sales was almost unbelievable. Good investments can be just as rare, so it is important to jump at the chance when an opportunity presents. It also means maximizing each opportunity with a concentrated investment approach.

Our Fund capitalizes on many of these lessons. While we enjoyed the competitive part of the sales process, thankfully the amount of “selling” in our current

28

AMG Yacktman Special Opportunities Fund Portfolio Manager’s Comments (continued)

career is kept to a minimum. We believe that over time our investment process and performance track record will naturally resonate with investors.

Contributors and Detractors

The top three contributors for 2021 were Total Energy Services (“Total Energy”), Italian Wine Brands (“IWB”) and Texhong Textile Group (“Texhong”). These are all repeat contributors from the interim update in June. Total Energy has grown into one of our largest positions as the potential for an upswing in the oil & gas market continues to increase. Oil prices are hitting highs last seen in 2014. Yet Total Energy’s market cap ended 2021 at sub-CAD300 million versus its peak around CAD700 million in 2014, lagging far behind the oil price recovery. One recent sell-side report in January 2022 described the oilfield service sector as “Entering the Torquey Part of the Cycle” and we remarked before that “a sustained upswing in the oil market should see explosive growth in cash flow for Total Energy.” While it is too early to make any explosive declarations, almost all key performance metrics at the company have started inflecting upward. If the upcycle strengthens, we believe there is a long way to go. Insiders seem to agree with ongoing purchases by management and directors even as the stock reaches 52-week highs.

Both IWB (a wine distributor) and Texhong (a yarn manufacturer) had very strong performance in the first half of the year. For IWB, integration of the transformational acquisition of Enoitalia is progressing well. We continue to think the deal offers material synergies that will surprise to the upside with time. Management announced another acquisition at year-end to gain a better foothold in the sizable U.S. market as they seek to become the number one Italian wine producer. Texhong is benefiting from the normalization of the apparel supply chain. Cotton prices have been on a steady increase and rising cotton prices should support higher margins at Texhong. Texhong is slowly transitioning from an upstream yarn manufacturer to a more integrated downstream business model, which should help reduce earnings volatility and raise the multiple over time.

In a strong performance year, Omni Bridgeway (“Omni”), our litigation finance company, was the only material detractor. One appealing part of the Omni investment is the uncorrelated nature of its earnings. The timeline of case wins is driven by the legal system rather than macro events. This “feature” went the other way in an otherwise strong year for our holdings. In September, the company lost an appeal for its largest remaining on-balance sheet investment in the Wivenhoe Dam class action, surprising the market. While disappointing, the Wivenhoe case has been a massive success with almost 8x return to Omni on the cash invested. The case is far from over with the company appealing the recent decision. We believe Omni is finally on the cusp of unlocking the tremendous earnings potential built up in its book of case investments and funds, and that the market will judge the stock far differently over the next 12-24 months.

Conclusion

We have largely avoided the high growth/high expectations corners of the market in favor of steady, above average businesses linked to the real economy. For years, that was the “wrong” answer as the speculative corners of the market raced ahead. The leaderboard can change in a hurry, however. The last six months of 2021, and the turmoil so far in the first few weeks of 2022, have provided ample evidence of how quickly things can shift in markets. We are excited about the potential in the Fund’s holdings over the coming years. Our objective remains to produce attractive risk-adjusted returns over a full market cycle. We appreciate the Fund’s shareholders who entrust us with their capital to pursue this goal.

The views expressed represent the opinions of Yacktman Asset Management LP and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

29

AMG Yacktman Special Opportunities Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Yacktman Special Opportunities Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Yacktman Special Opportunities Fund’s Class Z shares on June 30, 2014 (inception date), to a $10,000 investment made in the MSCI ACWI All Cap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Yacktman Special Opportunities Fund and the MSCI ACWI All Cap Index for the same time periods ended December 31, 2021.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date

AMG Yacktman Special Opportunities Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18

Class I	24.30%	13.28%	11.39%	06/30/15

Class Z	24.42%	13.40%	8.95%	06/30/14

MSCI ACWI All Cap Index[19]	18.21%	14.10%	9.70%	06/30/14†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2021. All returns are in U.S. Dollars ($).

[2]  From time to time, the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund’s investment management fees are subject to a performance adjustment, which could increase or reduce the investment management fees paid by the Fund. The prospect of a positive or negative performance adjustment may create an incentive for the Fund’s portfolio manager to take greater risks with the Fund’s portfolio. In addition, because performance adjustments are based upon past performance, a shareholder may pay a higher or lower management fee for performance that occurred prior to the shareholder’s investment in the Fund. The performance adjustment could increase the Investment Manager’s fee (and, in turn, the Subadviser’s fee) even if the Fund’s shares lose value during the performance period provided that the Fund outperformed its benchmark index, and could decrease the Investment Manager’s fee (and, in turn, the Subadviser’s fee) even if the Fund’s shares increase in value during the performance period provided that the Fund underperformed its benchmark index.

[4]  The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[5]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[6]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[7]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[8]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[9]  A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

30

AMG Yacktman Special Opportunities Fund Portfolio Manager’s Comments (continued)

[10]  High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[11]  The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[12]  The Fund is subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings history, competitive conditions, less publicly available corporate information, and reliance on a limited number of products.

[13]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[14]  Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[15]  The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

[16]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[17]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[18]  The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[19]  The MSCI ACWI All Cap Index captures large, mid, small and micro cap representation across certain Developed Markets (DM) countries and large, mid and small cap representation across certain Emerging Markets (EM) countries. The index is comprehensive, covering a significant percentage of the global equity investment opportunity set. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI ACWI All Cap Index is unmanaged, is not available for investment and does not incur expenses.

All MSCI data is provided “as is”. The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC Insured, nor bank guaranteed. May lose value.

31

AMG Yacktman Special Opportunities Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Industrials	19.1

Consumer Discretionary	15.2

Energy	15.0

Materials	14.7

Consumer Staples	14.4

Financials	9.4

Information Technology	4.0

Communication Services	2.8

Health Care	1.1

Utilities	0.4

Short-Term Investments	4.3

Other Assets Less Liabilities	(0.4)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Omni Bridgeway, Ltd. (Australia)	9.4

Total Energy Services, Inc. (Canada)	9.4

Trecora Resources (United States)	7.5

Legacy Housing Corp. (United States)	5.5

Italian Wine Brands S.P.A (Italy)	5.2

Naked Wines PLC (United Kingdom)	4.4

AMERCO (United States)	3.7

Brickability Group PLC (United Kingdom)	3.4

Texhong Textile Group, Ltd. (Hong Kong)	3.1

Ocean Wilsons Holdings, Ltd. (Bermuda)	3.0

Top Ten as a Group	54.6

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

32

AMG Yacktman Special Opportunities Fund Fund Snapshots (continued) For the six months ended December 31, 2021

NEW EQUITY POSITIONS

New Purchases	Current Shares Held

Anora Group OYJ (Finland)[1]	115,450

Horizon Oil, Ltd. (Australia)	7,930,920

EQUITY PURCHASES & SALES

Purchases	Net Shares Purchased	Current Shares Held

Amerigo Resources, Ltd. (Canada)	560,100	1,125,000

B&S Group, S.A.R.L. (Luxembourg)	12,294	340,000

Brickability Group PLC (United Kingdom)	70,000	2,770,000

Delfi, Ltd. (Singapore)	1,007,700	2,746,800

Ifis Japan, Ltd. (Japan)	9,300	90,000

Italian Wine Brands S.P.A (Italy)	4,860	123,000

KISCO Holdings Co., Ltd. (South Korea)	55,500	87,500

Legacy Housing Corp. (United States)	49,600	232,100

Mitani Corp. (Japan)	23,300	30,500

NeoPharm Co., Ltd. (South Korea)	37,000	65,000

Omni Bridgeway, Ltd. (Australia)	1,300,000	3,950,000

Pumtech Korea Co., Ltd. (South Korea)	6,500	36,000

Sekisui Jushi Corp. (Japan)	8,500	67,500

SK Kaken Co., Ltd. (Japan)	100	1,600

Texhong Textile Group, Ltd. (Hong Kong)	760,000	2,660,000

Total Energy Services, Inc. (Canada)	433,100	2,200,000

Trecora Resources (United States)	158,000	1,040,000

WIN-Partners Co., Ltd. (Japan)	22,000	125,000

Sales	Net Shares Sold	Current Shares Held

Arcus ASA (Norway)	250,000	–

Bixolon Co., Ltd. (South Korea)	56,488	215,000

Cambria Automobiles PLC (United Kingdom)[1]	525,000	–
Fjord1 A.S.A. (Norway)	215,000	–
Hargreaves Services PLC (United Kingdom)	30,418	419,751
Naked Wines PLC (United Kingdom)	63,700	560,000
Ocean Wilsons Holdings, Ltd. (Bermuda)	38,500	266,500
Vivo Energy PLC (United Kingdom)	1,015,000	1,385,000
Webstep A.S. (Norway)	20,296	109,671

[1] Purchases and sales due to a corporate action.

33

AMG Yacktman Special Opportunities Fund Schedule of Portfolio Investments December 31, 2021

	Shares	Value

Common Stocks - 93.5%

Communication Services - 2.8%

Link Net Tbk PT (Indonesia)	4,981,300	$1,397,805

Reading International, Inc., Class A (United States)*	361,100	1,458,844

Spark Networks SE, ADR (Germany)*	86,000	270,040

Total Communication Services		3,126,689

Consumer Discretionary - 15.2%

B&S Group, S.A.R.L. (Luxembourg)[1]	340,000	2,767,091

The Cato Corp., Class A (United States)	73,000	1,252,680

Dong Ah Tire & Rubber Co., Ltd. (South Korea)	90,400	934,887

Legacy Housing Corp. (United States)*	232,100	6,143,687

Texhong Textile Group, Ltd. (Hong Kong)	2,660,000	3,513,624

Vivo Energy PLC (United Kingdom)[1]	1,385,000	2,470,811

Total Consumer Discretionary		17,082,780

Consumer Staples - 14.4%

Anora Group OYJ (Finland)	115,450	1,427,437

Cosco Capital, Inc. (Philippines)	10,602,600	1,081,208

Delfi, Ltd. (Singapore)	2,746,800	1,559,292

Italian Wine Brands S.P.A (Italy)	123,000	5,811,473

Naked Wines PLC (United Kingdom)*	560,000	4,934,502

NeoPharm Co., Ltd. (South Korea)	65,000	1,353,174

Total Consumer Staples		16,167,086

Energy - 15.0%

Amplify Energy Corp. (United States)*	170,000	528,700

Evolution Petroleum Corp. (United States)	205,000	1,035,250

Hargreaves Services PLC (United Kingdom)	419,751	2,331,104

Horizon Oil, Ltd. (Australia)	7,930,920	532,088

Lamprell PLC (United Arab Emirates)*	763,599	370,018

Pardee Resources Co., Inc. (United States)	7,352	1,511,571

Total Energy Services, Inc. (Canada)*,2	2,200,000	10,487,371

Total Energy		16,796,102

Financials - 9.4%

Omni Bridgeway, Ltd. (Australia)*	3,950,000	10,579,799

Health Care - 1.1%

HLS Therapeutics, Inc. (Canada)	14,660	173,841

WIN-Partners Co., Ltd. (Japan)	125,000	1,081,542

Total Health Care		1,255,383

Industrials - 18.2%

AMERCO (United States)	5,700	4,139,511

Boustead Singapore, Ltd. (Singapore)	3,178,000	2,346,475

CB Industrial Product Holding Bhd (Malaysia)	6,380,800	1,786,863

Compagnie de L’Odet SA (France)[3]	800	1,211,364

	Shares	Value

GrafTech International, Ltd. (United States)	123,000	$1,455,090

Komelon Corp. (South Korea)	84,571	788,582

Mitani Corp. (Japan)	30,500	538,451

Ocean Wilsons Holdings, Ltd. (Bermuda)	266,500	3,360,889

Sam Yung Trading Co., Ltd. (South Korea)	210,390	2,555,477

Sekisui Jushi Corp. (Japan)	67,500	1,227,841

Utoc Corp. (Japan)	155,200	976,427

Total Industrials		20,386,970

Information Technology - 2.3%

Bixolon Co., Ltd. (South Korea)	215,000	1,202,165

Ifis Japan, Ltd. (Japan)	90,000	524,520

Reckon, Ltd. (Australia)	645,685	436,760

Webstep A.S. (Norway)[1]	109,671	418,432

Total Information Technology		2,581,877

Materials - 14.7%

Amerigo Resources, Ltd. (Canada)	1,125,000	1,298,470

Brickability Group PLC (United Kingdom)	2,770,000	3,768,080

KISCO Holdings Co., Ltd. (South Korea)*	87,500	1,070,604

Master Drilling Group, Ltd. (South Africa)*	1,178,934	847,860

Pumtech Korea Co., Ltd. (South Korea)*	36,000	510,637

SK Kaken Co., Ltd. (Japan)	1,600	526,986

Trecora Resources (United States)*	1,040,000	8,403,200

Total Materials		16,425,837

Utilities - 0.4%

Maxim Power Corp. (Canada)*	140,000	439,385

Total Common Stocks (Cost $82,369,158)		104,841,908

	Principal Amount

Corporate Bonds and Notes - 0.4%

Industrials - 0.4%

Helix Energy Solutions Group, Inc. (United States) 4.125%, 09/15/23[4]	$500,000	476,250

Total Corporate Bonds and Notes (Cost $410,412)		476,250

	Shares

Closed-End Funds - 0.5%

Industrials - 0.5%

Excelsior Capital, Ltd. (Australia) (Cost $437,212)	375,377	487,493

The accompanying notes are an integral part of these financial statements.

34

AMG Yacktman Special Opportunities Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Preferred Stock - 1.7%

Information Technology - 1.7%

Samsung Electronics Co., Ltd., 1.990% (South Korea)	32,500	$1,943,034

Total Preferred Stock (Cost $568,024)		1,943,034

	Principal Amount

Short-Term Investments - 4.3%

Joint Repurchase Agreements - 0.3%[5]

Morgan, Stanley & Co. LLC, dated 12/31/21, due 01/03/22, 0.050% total to be received $346,615 (collateralized by various U.S. Government Agency Obligations, 2.000% - 8.000%, 11/01/22 - 01/01/52, totaling $353,546)	$346,614	346,614

	Shares

Other Investment Companies - 4.0%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[6]	1,485,577	1,485,577

	Shares	Value

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%[6]	1,485,578	$1,485,578

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[6]	1,530,596	1,530,596

Total Other Investment Companies		4,501,751

Total Short-Term Investments (Cost $4,848,365)		4,848,365

Total Investments - 100.4% (Cost $88,633,171)		112,597,050

Other Assets, less Liabilities - (0.4)%		(488,375)

Net Assets - 100.0%		$112,108,675

*	Non-income producing security.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of these securities amounted to $5,656,334 or 5.0% of net assets.

[2]	Affiliated issuer. See summary of affiliated investment transaction for details.

[3]	Some of these securities, amounting to $186,247 or 0.2% of net assets, were out on loan to various borrowers and are collateralized by cash. See Note 4 of Notes to Financial Statements.

[4]

Convertible Security. A corporate bond, usually a junior debenture, that can be converted, at the option of the holder, for a specific number of shares of the company’s preferred stock or common stock. The market value of convertible bonds at December 31, 2021, amounted to $476,250 or 0.4% of net assets.

[5]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[6]	Yield shown represents the December 31, 2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR   American Depositary Receipt

The following schedule shows the value of affiliated investments at December 31, 2021.

Affiliated Issuers	Number of shares	Purchases	Sales	Net realized gain (loss) for the period	Net change in appreciation (depreciation)	Amount of Dividends or Interest	Value

Total Energy Services, Inc.	2,200,000	$1,282,721	–	–	$4,651,714	–	$10,487,371

The accompanying notes are an integral part of these financial statements.

35

AMG Yacktman Special Opportunities Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2[1]	Level 3	Total

Investments in Securities

Common Stocks

Industrials	$9,152,440	$11,234,530	–	$20,386,970

Consumer Discretionary	9,867,178	7,215,602	–	17,082,780

Energy	12,421,339	4,374,763	–	16,796,102

Materials	13,469,750	2,956,087	–	16,425,837

Consumer Staples	14,813,912	1,353,174	–	16,167,086

Financials	–	10,579,799	–	10,579,799

Communication Services	1,728,884	1,397,805	–	3,126,689

Information Technology	418,432	2,163,445	–	2,581,877

Health Care	173,841	1,081,542	–	1,255,383

Utilities	439,385	–	–	439,385

Corporate Bonds and Notes†	–	476,250	–	476,250

Closed-End Funds†	–	487,493	–	487,493

Preferred Stock†	–	1,943,034	–	1,943,034

Short-Term Investments

Joint Repurchase Agreements	–	346,614	–	346,614

Other Investment Companies	4,501,751	–	–	4,501,751

Total Investments in Securities	$66,986,912	$45,610,138	–	$112,597,050

†

All corporate bonds and notes, closed-end funds and preferred stocks held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes, closed-end funds and preferred stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2021, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at December 31, 2021, was as follows:

Country	% of Long-Term Investments

Australia	11.2

Bermuda	3.1

Canada	11.5

Finland	1.3

France	1.1

Germany	0.3

Hong Kong	3.3

Indonesia	1.3

Italy	5.4

Japan	4.5

Luxembourg	2.6

Country	% of Long-Term Investments

Malaysia	1.7

Norway	0.4

Philippines	1.0

Singapore	3.6

South Africa	0.8

South Korea	9.6

United Arab Emirates	0.3

United Kingdom	12.5

United States	24.5

100.0

The accompanying notes are an integral part of these financial statements.

36

Statement of Assets and Liabilities December 31, 2021

	AMG Yacktman Fund	AMG Yacktman Focused Fund	AMG Yacktman Global Fund	AMG Yacktman Special Opportunities Fund

Assets:

Investments at value[1] (including securities on loan valued at $2,452,049, $0, $0, and $186,247, respectively)	$9,348,149,277	$4,463,325,539	$169,978,874	$102,109,679

Affiliated Investments at value[2]	108,108,000	–	–	10,487,371

Receivable for investments sold	–	–	–	43,970

Dividend and interest receivables	29,042,206	21,688,216	1,264,592	274,596

Securities lending income receivable	4,943	4,646	–	147

Receivable for Fund shares sold	4,481,987	2,334,518	79,544	–

Receivable from affiliate	–	42,222	10,234	–

Prepaid expenses and other assets	46,653	41,405	9,488	4,910

Total assets	9,489,833,066	4,487,436,546	171,342,732	112,920,673

Liabilities:

Payable upon return of securities loaned	2,952,628	–	–	346,614

Payable for investments purchased	–	11,619,417	60,032	–

Payable for Fund shares repurchased	4,595,140	3,066,245	–	207,607

Accrued expenses:

Investment advisory and management fees	3,377,467	3,253,428	100,199	170,800

Administrative fees	1,183,489	560,936	21,169	13,981

Shareholder service fees	816,628	365,591	202	2,805

Other	1,284,670	715,969	70,703	70,191

Total liabilities	14,210,022	19,581,586	252,305	811,998

Net Assets	$9,475,623,044	$4,467,854,960	$171,090,427	$112,108,675

[1] Investments at cost	$5,959,722,607	$3,111,059,806	$137,405,899	$81,923,699

[2] Affiliated Investments at cost	$118,991,115	–	–	$6,709,472

The accompanying notes are an integral part of these financial statements.

37

Statement of Assets and Liabilities (continued)

	AMG Yacktman Fund	AMG Yacktman Focused Fund	AMG Yacktman Global Fund	AMG Yacktman Special Opportunities Fund

Net Assets Represent:

Paid-in capital	$5,976,604,162	$3,060,275,445	$140,379,243	$88,759,317

Total distributable earnings	3,499,018,882	1,407,579,515	30,711,184	23,349,358

Net Assets	$9,475,623,044	$4,467,854,960	$171,090,427	$112,108,675

Class N:

Net Assets	–	$2,158,777,017	$774,871	–

Shares outstanding	–	101,801,906	47,360	–

Net asset value, offering and redemption price per share	–	$21.21	$16.36	–

Class I:

Net Assets	$9,475,623,044	$2,309,077,943	$170,315,556	$33,911,803

Shares outstanding	386,704,748	109,284,773	10,408,074	2,576,053

Net asset value, offering and redemption price per share	$24.50	$21.13	$16.36	$13.16

Class Z:

Net Assets	–	–	–	$78,196,872

Shares outstanding	–	–	–	5,923,894

Net asset value, offering and redemption price per share	–	–	–	$13.20

The accompanying notes are an integral part of these financial statements.

38

Statement of Operations For the fiscal year ended December 31, 2021

	AMG Yacktman Fund	AMG Yacktman Focused Fund	AMG Yacktman Global Fund	AMG Yacktman Special Opportunities Fund

Investment Income:

Dividend income	$156,850,196 [1]	$84,172,999 [2]	$3,950,209 [3]	$2,087,978

Interest income	15,171,111	7,084,366	142,958	290,355

Securities lending income	41,029	12,825	2,173	5,326

Foreign withholding tax	(12,790,717)	(8,685,263)	(478,053)	(153,042)

Total investment income	159,271,619	82,584,927	3,617,287	2,230,617

Expenses:

Investment advisory and management fees	38,245,480	37,233,122	1,242,143	1,946,418

Administrative fees	13,391,243	6,419,503	237,526	152,394

Shareholder servicing fees - Class N	–	3,991,571	894	–

Shareholder servicing fees - Class I	8,084,671	–	–	25,459

Custodian fees	860,895	495,382	48,630	42,043

Trustee fees and expenses	602,921	290,288	10,870	6,973

Transfer agent fees	420,122	241,706	4,863	3,453

Professional fees	327,800	179,104	35,280	38,464

Reports to shareholders	253,219	145,140	15,377	5,032

Registration fees	206,515	149,435	16,615	16,092

Interest expense	–	–	39	–

Miscellaneous	200,421	97,453	5,131	4,310

Repayment of prior reimbursements	–	163,199	648	9,879

Total expenses before offsets	62,593,287	49,405,903	1,618,016	2,250,517

Expense reimbursements	–	(42,222)	(33,935)	(4,331)

Fee waivers	(198,312)	(88,870)	–	–

Net expenses	62,394,975	49,274,811	1,584,081	2,246,186

Net investment income (loss)	96,876,644	33,310,116	2,033,206	(15,569)

Net Realized and Unrealized Gain:

Net realized gain on investments	335,696,967	182,811,534	8,897,899	4,083,252

Net realized loss on affiliated investments	(33,700,893)	–	–	–

Net realized gain (loss) on foreign currency transactions	(1,075,082)	(564,717)	(45,726)	247,146

Net change in unrealized appreciation/depreciation on investments	1,007,878,833	410,908,353	6,835,998	11,246,779

Net change in unrealized appreciation/depreciation on affiliated investments	135,511,914	–	–	4,651,714

Net change in unrealized appreciation/depreciation on foreign currency translations	(218,291)	(122,050)	(11,005)	(2,293)

Net realized and unrealized gain	1,444,093,448	593,033,120	15,677,166	20,226,598

Net increase in net assets resulting from operations	$1,540,970,092	$626,343,236	$17,710,372	$20,211,029

[1]	Includes non-recurring dividends of $16,846,939.

[2]	Includes non-recurring dividends of $10,418,502.

[3]	Includes non-recurring dividends of $428,562.

The accompanying notes are an integral part of these financial statements.

39

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG Yacktman Fund		AMG Yacktman Focused Fund

	2021	2020	2021	2020

Increase in Net Assets Resulting From Operations:

Net investment income	$96,876,644	$95,455,722	$33,310,116	$29,824,593

Net realized gain on investments	300,920,992	563,097,507	182,246,817	315,550,985

Net change in unrealized appreciation/depreciation on investments	1,143,172,456	216,223,428	410,786,303	151,951,251

Net increase in net assets resulting from operations	1,540,970,092	874,776,657	626,343,236	497,326,829

Distributions to Shareholders:

Class N	–	–	(97,900,715)	(208,983,961)

Class I	(341,720,709)	(754,755,439)	(109,158,676)	(182,831,695)

Total distributions to shareholders	(341,720,709)	(754,755,439)	(207,059,391)	(391,815,656)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	640,234,734	(726,405,352)	409,334,123	(100,007,474)

Total increase (decrease) in net assets	1,839,484,117	(606,384,134)	828,617,968	5,503,699

Net Assets:

Beginning of year	7,636,138,927	8,242,523,061	3,639,236,992	3,633,733,293

End of year	$9,475,623,044	$7,636,138,927	$4,467,854,960	$3,639,236,992

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

40

Statements of Changes in Net Assets (continued) For the fiscal years ended December 31,

	AMG Yacktman Global Fund		AMG Yacktman Special Opportunities Fund

	2021	2020	2021	2020

Increase in Net Assets Resulting From Operations:

Net investment income (loss)	$2,033,206	$1,537,274	$(15,569)	$1,450,338

Net realized gain (loss) on investments	8,852,173	4,498,788	4,330,398	(437,846)

Net change in unrealized appreciation/depreciation on investments	6,824,993	16,405,752	15,896,200	8,350,883

Net increase in net assets resulting from operations	17,710,372	22,441,814	20,211,029	9,363,375

Distributions to Shareholders:

Class N	(53,059)	(19,108)	–	–

Class I	(12,752,955)	(6,000,285)	(1,238,880)	(342,102)

Class Z	–	–	(2,928,032)	(1,668,303)

Total distributions to shareholders	(12,806,014)	(6,019,393)	(4,166,912)	(2,010,405)

Capital Share Transactions:[1]

Net increase from capital share transactions	32,996,714	20,542,613	17,275,902	11,753,088

Total increase in net assets	37,901,072	36,965,034	33,320,019	19,106,058

Net Assets:

Beginning of year	133,189,355	96,224,321	78,788,656	59,682,598

End of year	$171,090,427	$133,189,355	$112,108,675	$78,788,656

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

41

AMG Yacktman Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$21.26	$20.48	$19.05	$22.85	$21.39

Income from Investment Operations:

Net investment income[1,2]	0.26 [3]	0.27	0.35	0.40	0.32

Net realized and unrealized gain on investments	3.89	2.81	2.99	0.20	3.58

Total income from investment operations	4.15	3.08	3.34	0.60	3.90

Less Distributions to Shareholders from:

Net investment income	(0.27)	(0.28)	(0.37)	(0.44)	(0.34)

Net realized gain on investments	(0.64)	(2.02)	(1.54)	(3.96)	(2.10)

Total distributions to shareholders	(0.91)	(2.30)	(1.91)	(4.40)	(2.44)

Net Asset Value, End of Year	$24.50	$21.26	$20.48	$19.05	$22.85

Total Return[2,4]	19.63%	15.28%	17.66%	2.69%	18.23%

Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.71%

Ratio of gross expenses to average net assets[5]	0.70%	0.71%	0.71%	0.71%	0.72%

Ratio of net investment income to average net assets[2]	1.09%	1.38%	1.70%	1.70%	1.38%

Portfolio turnover	15%	27%	35%	12%	2%

Net assets end of year (000’s) omitted	$9,475,623	$7,636,139	$8,242,523	$7,110,981	$8,722,375

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.21.

[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

42

AMG Yacktman Focused Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2021	2020	2019	2018	2017[1]

Net Asset Value, Beginning of Year	$19.09	$18.25	$17.78	$21.13	$19.69

Income from Investment Operations:

Net investment income[2,3]	0.14 [4]	0.15	0.23	0.28	0.19

Net realized and unrealized gain on investments	2.98	2.95	3.13	0.31	3.75

Total income from investment operations	3.12	3.10	3.36	0.59	3.94

Less Distributions to Shareholders from:

Net investment income	(0.16)	(0.15)	(0.25)	(0.31)	(0.21)

Net realized gain on investments	(0.84)	(2.11)	(2.64)	(3.63)	(2.29)

Total distributions to shareholders	(1.00)	(2.26)	(2.89)	(3.94)	(2.50)

Net Asset Value, End of Year	$21.21	$19.09	$18.25	$17.78	$21.13

Total Return[3,5]	16.45%	17.26%	19.13%	2.88%	20.03%

Ratio of net expenses to average net assets	1.25%[6]	1.24%	1.24%	1.23%	1.22%

Ratio of gross expenses to average net assets[7]	1.25%[6]	1.26%	1.26%	1.24%	1.23%

Ratio of net investment income to average net assets[3]	0.68%	0.85%	1.20%	1.30%	0.89%

Portfolio turnover	19%	33%	31%	16%	2%

Net assets end of year (000’s) omitted	$2,158,777	$1,943,998	$2,078,758	$2,166,407	$2,803,230

43

AMG Yacktman Focused Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$19.03	$18.19	$17.74	$21.09	$19.66

Income from Investment Operations:

Net investment income[2,3]	0.18 [4]	0.18	0.27	0.32	0.23

Net realized and unrealized gain on investments	2.96	2.96	3.11	0.32	3.74

Total income from investment operations	3.14	3.14	3.38	0.64	3.97

Less Distributions to Shareholders from:

Net investment income	(0.20)	(0.19)	(0.29)	(0.36)	(0.25)

Net realized gain on investments	(0.84)	(2.11)	(2.64)	(3.63)	(2.29)

Total distributions to shareholders	(1.04)	(2.30)	(2.93)	(3.99)	(2.54)

Net Asset Value, End of Year	$21.13	$19.03	$18.19	$17.74	$21.09

Total Return[3,5]	16.62%	17.52%	19.30%	3.11%	20.25%

Ratio of net expenses to average net assets	1.06%	1.06%	1.06%	1.05%	1.05%

Ratio of gross expenses to average net assets[7]	1.06%	1.07%	1.07%	1.06%	1.06%

Ratio of net investment income to average net assets[3]	0.87%	1.04%	1.39%	1.48%	1.06%

Portfolio turnover	19%	33%	31%	16%	2%

Net assets end of year (000’s) omitted	$2,309,078	$1,695,239	$1,554,975	$1,292,079	$1,578,775

[1]	Effective October 27, 2017, Class S was renamed Class N.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09 and $0.13 for Class N and Class I, respectively.

[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[6]	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to 0.01%.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

44

AMG Yacktman Global Fund
Financial Highlights
For a share outstanding throughout each fiscal period

					For the fiscal
					period ended
	For the fiscal years ended December 31,				December 31,

Class N	2021	2020	2019	2018	2017[1]

Net Asset Value, Beginning of Period	$15.69	$13.90	$11.94	$11.77	$10.00

Income from Investment Operations:

Net investment income[2,3]	0.19 [4]	0.18	0.17	0.26	0.14

Net realized and unrealized gain on investments	1.80	2.35	2.37	0.00 [5]	1.94

Total income from investment operations	1.99	2.53	2.54	0.26	2.08

Less Distributions to Shareholders from:

Net investment income	(0.55)	(0.23)	(0.25)	(0.07)	(0.22)

Net realized gain on investments	(0.77)	(0.51)	(0.33)	(0.02)	(0.09)

Total distributions to shareholders	(1.32)	(0.74)	(0.58)	(0.09)	(0.31)

Net Asset Value, End of Period	$16.36	$15.69	$13.90	$11.94	$11.77

Total Return[3,6]	12.96%	18.32%	21.40%	2.17%	20.81%[7]

Ratio of net expenses to average net assets	1.16%[8]	1.19%	1.12%	1.08%	1.08%[9]

Ratio of gross expenses to average net assets[10]	1.18%[8]	1.25%	1.22%	1.82%	3.77%[11]

Ratio of net investment income to average net assets[3]	1.12%	1.40%	1.28%	2.14%	1.35%[9]

Portfolio turnover	17%	27%	23%	2%	12%[7]

Net assets end of period (000’s) omitted	$775	$431	$183	$76	$17

45

AMG Yacktman Global Fund
Financial Highlights
For a share outstanding throughout each fiscal period

					For the fiscal
					period ended
	For the fiscal years ended December 31,				December 31,

Class I	2021	2020	2019	2018	2017[1]

Net Asset Value, Beginning of Period	$15.69	$13.89	$11.94	$11.77	$10.00

Income from Investment Operations:

Net investment income[2,3]	0.22 [4]	0.20	0.17	0.26	0.14

Net realized and unrealized gain on investments	1.79	2.35	2.36	0.00 [5]	1.94

Total income from investment operations	2.01	2.55	2.53	0.26	2.08

Less Distributions to Shareholders from:

Net investment income	(0.57)	(0.24)	(0.25)	(0.07)	(0.22)

Net realized gain on investments	(0.77)	(0.51)	(0.33)	(0.02)	(0.09)

Total distributions to shareholders	(1.34)	(0.75)	(0.58)	(0.09)	(0.31)

Net Asset Value, End of Period	$16.36	$15.69	$13.89	$11.94	$11.77

Total Return[3,6]	13.08%	18.47%	21.32%	2.17%	20.81%[7]

Ratio of net expenses to average net assets	1.00%[8]	1.08%	1.08%	1.08%	1.08%[9]

Ratio of gross expenses to average net assets[10]	1.02%[8]	1.15%	1.19%	1.82%	3.77%[11]

Ratio of net investment income to average net assets[3]	1.28%	1.51%	1.31%	2.14%	1.35%[9]

Portfolio turnover	17%	27%	23%	2%	12%[7]

Net assets end of period (000’s) omitted	$170,316	$132,758	$96,041	$59,936	$1,392

[1]	Commencement of operations was on January 30, 2017.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.15 and $0.17 for Class N and Class I, respectively.
[5]	Less than $0.005 per share.
[6]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[7]	Not annualized.
[8]	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to less than 0.01%.
[9]	Annualized.
[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[11]	Ratio does not reflect the annualization of audit, excise tax and organization expenses.

46

AMG Yacktman Special Opportunities Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$11.02	$10.04	$9.82	$12.03	$9.37

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	(0.01)	0.20 [3]	0.24	0.16	0.06 [4]

Net realized and unrealized gain (loss) on investments	2.65	1.06	0.73	(1.41)	3.18

Total income (loss) from investment operations	2.64	1.26	0.97	(1.25)	3.24

Less Distributions to Shareholders from:

Net investment income	(0.15)	(0.23)	(0.21)	(0.11)	(0.14)

Net realized gain on investments	(0.35)	(0.05)	(0.54)	(0.85)	(0.44)

Total distributions to shareholders	(0.50)	(0.28)	(0.75)	(0.96)	(0.58)

Net Asset Value, End of Year	$13.16	$11.02	$10.04	$9.82	$12.03

Total Return[2,5]	24.30%	12.66%	10.20%	(10.26)%	34.67%

Ratio of net expenses to average net assets[6]	2.29%[7]	1.14%	1.29%	1.84%	2.33%

Ratio of gross expenses to average net assets[6,8]	2.29%[7]	1.23%	1.47%	2.03%	2.59%

Ratio of net investment income (loss) to average net assets[2,6]	(0.09)%	2.27%	2.32%	1.38%	0.50%

Portfolio turnover	21%	37%	24%	30%	36%

Net assets end of year (000’s) omitted	$33,912	$13,881	$11,701	$7,678	$8,377

47

AMG Yacktman Special Opportunities Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$11.04	$10.06	$9.84	$12.05	$9.38

Income (loss) from Investment Operations:

Net investment income[1,2]	0.00 [9]	0.21 [3]	0.25	0.17	0.07 [4]

Net realized and unrealized gain (loss) on investments	2.67	1.06	0.72	(1.40)	3.19

Total income (loss) from investment operations	2.67	1.27	0.97	(1.23)	3.26

Less Distributions to Shareholders from:

Net investment income	(0.16)	(0.24)	(0.21)	(0.13)	(0.15)

Net realized gain on investments	(0.35)	(0.05)	(0.54)	(0.85)	(0.44)

Total distributions to shareholders	(0.51)	(0.29)	(0.75)	(0.98)	(0.59)

Net Asset Value, End of Year	$13.20	$11.04	$10.06	$9.84	$12.05

Total Return[2,5]	24.42%	12.83%	10.27%	(10.14)%	34.81%

Ratio of net expenses to average net assets[6]	2.19%[7]	1.04%	1.19%	1.74%	2.23%

Ratio of gross expenses to average net assets[6,8]	2.19%[7]	1.13%	1.37%	1.93%	2.49%

Ratio of net investment income to average net assets[2,6]	0.01%	2.37%	2.42%	1.48%	0.60%

Portfolio turnover	21%	37%	24%	30%	36%

Net assets end of year (000’s) omitted	$78,197	$64,908	$47,981	$29,153	$29,334

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.17 and $0.18 for Class I and Class Z, respectively.

[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.04 and $0.05 for Class I and Class Z, respectively.

[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[6]

Includes a performance adjustment amounting to 0.55%, (0.60)%, (0.45)%, 0.10% and 0.59% for the fiscal years ended 2021, 2020, 2019, 2018 and 2017, respectively. (See Note 2 in the Notes to Financial Statements)

[7]	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to 0.01%.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[9]	Less than $0.005 per share.

48

Notes to Financial Statements December 31, 2021

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Yacktman Fund (“Yacktman Fund”), AMG Yacktman Focused Fund (“Yacktman Focused”), AMG Yacktman Global Fund (“Yacktman Global”) (formerly AMG Yacktman Focused Fund - Security Selection Only) and AMG Yacktman Special Opportunities Fund (“Yacktman Special Opportunities”), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. Yacktman Fund and Yacktman Special Opportunities have established Class N, Class I and Class Z shares. Currently, Yacktman Fund offers only Class I shares and Yacktman Special Opportunities offers only Class I shares and Class Z shares. Yacktman Focused and Yacktman Global established and offer Class N and Class I shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Effective July 1, 2021, Yacktman Global changed its name from AMG Yacktman Focused Fund – Security Selection Only to AMG Yacktman Global Fund and changed its principal investment strategies. For more information regarding these and other changes to the Fund, please see the Fund’s prospectus.

Yacktman Focused, Yacktman Global and Yacktman Special Opportunities are non-diversified. A greater percentage of the Funds’ holdings may be focused in a smaller number of securities which may place the Funds at greater risk than a more diversified fund.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the Funds and thus Fund performance.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price. Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the bid price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Effective October 1, 2021, fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price provided by an authorized pricing service. As of October 1, 2021, the impact of the change in valuation policy to Yacktman Focused was $(534) of change in unrealized appreciation/deprecation, which equates to less than (0.01) Net Asset Value per share. There was no impact to Yacktman Fund, Yacktman Global or Yacktman Special Opportunities relating to the change in valuation policy.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that a Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued

49

Notes to Financial Statements (continued)

by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. There were no permanent differences during the year. Temporary differences are due to mark-to-market of passive foreign investment companies, wash sale loss deferrals, write-off of defaulted security interest, qualified late-year loss deferrals and premium amortization on callable bonds.

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

	Yacktman Fund		Yacktman Focused
Distributions paid from:	2021	2020	2021	2020

Ordinary income *	$151,346,324	$92,674,373	$62,421,779	$32,342,721

Long-term capital gains	190,374,385	662,081,066	144,637,612	359,472,935

	$341,720,709	$754,755,439	$207,059,391	$391,815,656

50

Notes to Financial Statements (continued)

	Yacktman Global		Yacktman Special Opportunities

Distributions paid from:	2021	2020	2021	2020

Ordinary income *	$6,426,529	$3,044,230	$1,382,618	$1,744,583

Long-term capital gains	6,379,485	2,975,163	2,784,294	265,822

	$12,806,014	$6,019,393	$4,166,912	$2,010,405

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2021, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Yacktman Fund	Yacktman Focused	Yacktman Global	Yacktman Special Opportunities

Undistributed ordinary income	$2,436,292	$2,133,145	$179,704	–

Undistributed long-term capital gains	126,868,896	58,552,083	2,576,412	$718,161

Late-year loss deferral	–	–	1,998,030	74,501

At December 31, 2021, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Appreciation

Yacktman Fund	$6,086,535,449	$3,498,218,247	$(128,504,553)	$3,369,713,694

Yacktman Focused	3,116,431,729	1,444,093,199	(97,198,912)	1,346,894,287

Yacktman Global	140,021,659	37,135,359	(7,182,261)	29,953,098

Yacktman Special Opportunities	89,891,442	28,814,688	(6,108,990)	22,705,698

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2021, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2021, the Funds had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended December 31, 2022, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

51

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended December 31, 2021 and December 31, 2020, the capital stock transactions by class for the Funds were as follows:

	Yacktman Fund				Yacktman Focused

	December 31, 2021		December 31, 2020		December 31, 2021		December 31, 2020
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:
Proceeds from sale of shares	–	–	–	–	12,333,437	$256,707,747	11,740,917	$200,295,309
Reinvestment of distributions	–	–	–	–	4,655,934	96,331,267	11,008,080	206,291,424
Cost of shares repurchased	–	–	–	–	(17,004,392)	(357,061,246)	(34,866,916)	(591,847,135)

Net decrease	–	–	–	–	(15,021)	$(4,022,232)	(12,117,919)	$(185,260,402)

Class I:
Proceeds from sale of shares	72,181,278	$1,697,348,269	71,412,641	$1,358,480,073	38,413,804	$795,771,915	27,935,904	$475,988,674
Reinvestment of distributions	12,951,322	309,536,595	32,825,661	683,101,997	4,812,345	99,182,433	8,817,752	164,627,431
Cost of shares repurchased	(57,592,354)	(1,366,650,130)	(147,630,684)	(2,767,987,422)	(23,041,575)	(481,597,993)	(33,155,340)	(555,363,177)

Net increase (decrease)	27,540,246	$640,234,734	(43,392,382)	$(726,405,352)	20,184,574	$413,356,355	3,598,316	$85,252,928

	Yacktman Global				Yacktman Special Opportunities
	December 31, 2021		December 31, 2020		December 31, 2021		December 31, 2020
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:
Proceeds from sale of shares	20,664	$355,714	16,796	$216,993	–	–	–	–
Reinvestment of distributions	3,350	53,059	1,246	19,108	–	–	–	–
Cost of shares repurchased	(4,132)	(70,442)	(3,756)	(49,717)	–	–	–	–

Net increase	19,882	$338,331	14,286	$186,384	–	–	–	–

Class I:
Proceeds from sale of shares	2,356,876	$40,663,325	1,423,865	$18,017,089	1,433,118	$18,442,723	505,893	$4,252,612
Reinvestment of distributions	518,086	8,206,477	234,902	3,598,698	96,992	1,234,713	31,877	340,442
Cost of shares repurchased	(928,902)	(16,211,419)	(110,618)	(1,259,558)	(214,076)	(2,794,549)	(443,385)	(3,989,165)

Net increase	1,946,060	$32,658,383	1,548,149	$20,356,229	1,316,034	$16,882,887	94,385	$603,889

Class Z:
Proceeds from sale of shares	–	–	–	–	37,324	$488,315	1,004,279	$10,009,323
Reinvestment of distributions	–	–	–	–	176,361	2,252,128	119,990	1,283,898
Cost of shares repurchased	–	–	–	–	(167,817)	(2,347,428)	(15,874)	(144,022)

Net increase	–	–	–	–	45,868	$393,015	1,108,395	$11,149,199

At December 31, 2021, certain unaffiliated shareholders of record individually or collectively held greater than 10% of the net assets of the Funds as follows: Yacktman Global - one owns 31%; Yacktman Special Opportunities - two own 26%. Transactions by these shareholders may have a material impact on their respective Fund.

52

Notes to Financial Statements (continued)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2021, the market value of Repurchase Agreements outstanding for Yacktman Fund and Yacktman Special Opportunities were $2,952,628 and $346,614, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Yacktman Asset Management LP (“Yacktman”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Yacktman.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended

December 31, 2021, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

Yacktman Fund

on first $500 million	0.52%

next $500 million	0.47%

over $1 billion	0.42%

Yacktman Focused	0.87%

Yacktman Global	0.71%[1]

Yacktman Special Opportunities	1.37%

[1]	Prior to July 1, 2021, the investment management fees were 0.87%.

Yacktman Special Opportunities has a performance-based fee structure that consists of an investment management fee and a performance adjustment (“Performance Adjustment”). The monthly investment management fee is increased or reduced by the Performance Adjustment, based on the Fund’s performance relative to the MSCI ACWI All Cap Index over the then preceding twelve months. The Performance Adjustment Rate for the Fund may not exceed plus or minus 0.75%. For the fiscal year ended December 31, 2021, the Performance Adjustment increased management fee by a net amount of $554,556, resulting in Yacktman Special Opportunities paying the Investment Manager at an effective rate of 1.92%.

The Investment Manager has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of the Class N shares of Yacktman Focused to the annual rate of 1.25% of Yacktman Focused Class N shares’ average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Yacktman Focused Class N shares in certain circumstances.

The Investment Manager has contractually agreed, through at least May 1, 2023, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Yacktman Global to the annual rate of 0.93% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. Prior to July 1, 2021, the total annual Fund operating expense limitation was 1.08% of Yacktman Global’s average daily net assets.

The Investment Manager has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense

53

Notes to Financial Statements (continued)

reimbursements (exclusive of investment management fees, administrative fees, taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Yacktman Special Opportunities to an annual rate of 0.12% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

At December 31, 2021, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	Yacktman Focused	Yacktman Global	Yacktman Special Opportunities

Less than 1 year	–	$80,812	$81,819

1-2 years	$15,299	69,647	56,243

2-3 years	42,222	33,935	4,331

Total	$57,521	$184,394	$142,393

The Investment Manager has agreed to waive a portion of its management fee in consideration of a shareholder servicing rebate that it has received from JPMorgan Distribution Services, Inc., with respect to direct investments in the JPMorgan U.S. Government Money Market Fund, IM Capital Shares by Yacktman Fund and Yacktman Focused. For the fiscal year ended December 31, 2021, the investment management fees for Yacktman Fund and Yacktman Focused were reduced by $198,312 and $88,870, respectively, or less than 0.01% of average net assets.

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For Class N of Yacktman Focused and Yacktman Global and for Class I of Yacktman Fund and Yacktman Special Opportunities, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N shares of Yacktman Focused and Yacktman Global and Class I shares of Yacktman Fund and Yacktman Special Opportunities may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2021, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

Yacktman Fund

Class I	0.20%	0.09%

Yacktman Focused

Class N	0.20%	0.19%

Yacktman Global

Class N	0.20%	0.16%

Yacktman Special Opportunities

Class I	0.10%	0.10%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are

54

Notes to Financial Statements (continued)

included on the Statement of Operations as interest income and interest expense, respectively. At December 31, 2021, the Funds had no interfund loans outstanding.

The following Funds utilized the interfund loan program during the fiscal year ended December 31, 2021 as follows:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate

Yacktman Fund	$5,707,069	31	$4,544	0.938%

Yacktman Focused	10,558,441	31	8,368	0.933%

Yacktman Global	806,558	18	375	0.942%

Yacktman Special Opportunities	2,249,164	14	799	0.926%

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate
Yacktman Global	$1,527,320	1	$39	0.933%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2021, were as follows:

	Long Term Securities
Fund	Purchases	Sales

Yacktman Fund	$1,191,367,114	$1,139,096,666

Yacktman Focused	890,082,534	677,912,116

Yacktman Global	48,521,826	25,727,734

Yacktman Special Opportunities	31,284,796	20,237,654

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2021.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2021, were as follows:

		Cash	Securities	Total
	Securities	Collateral	Collateral	Collateral
Fund	Loaned	Received	Received	Received

Yacktman Fund	$2,452,049	$2,952,628	–	$2,952,628

Yacktman Special Opportunities	186,247	346,614	–	346,614

5. FOREIGN SECURITIES

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

55

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2021:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Yacktman Fund

Bank of America Securities, Inc.	$952,628	–	$952,628	$952,628	–

MUFG Securities America, Inc.	1,000,000	–	1,000,000	1,000,000	–

RBC Dominion Securities, Inc.	1,000,000	–	1,000,000	1,000,000	–

Total	$2,952,628	–	$2,952,628	$2,952,628	–

Yacktman Special Opportunities

Morgan, Stanley & Co. LLC	$346,614	–	$346,614	$346,614	–

8. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

56

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG YACKTMAN FUND, AMG YACKTMAN FOCUSED FUND, AMG YACKTMAN GLOBAL FUND, AND AMG YACKTMAN SPECIAL OPPORTUNITIES FUND

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of AMG Yacktman Fund, AMG Yacktman Focused Fund, AMG Yacktman Global Fund (formerly AMG Yacktman Focused Fund - Security Selection Only), and AMG Yacktman Special Opportunities Fund (four of the funds constituting AMG Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

57

Other Information (unaudited)

TAX INFORMATION

AMG Yacktman Fund, AMG Yacktman Focused Fund, AMG Yacktman Global Fund and AMG Yacktman Special Opportunities Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2021 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the calendar year.

In accordance with federal tax law, the following Funds elected to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, each Fund hereby makes the following designations regarding its period ended December 31, 2021:

AMG Yacktman Global Fund

▶ The total amount of taxes paid and income sourced from foreign countries was $445,351 and $3,229,403, respectively.

AMG Yacktman Special Opportunities Fund

▶ The total amount of taxes paid and income sourced from foreign countries was $152,269 and $1,831,230, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG Yacktman Fund, AMG Yacktman Focused Fund, AMG Yacktman Global Fund and AMG Yacktman Special Opportunities Fund each hereby designates $190,374,385, $144,637,612, $6,379,485 and $2,784,294, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2021, or if subsequently determined to be different, the net capital gains of such year.

58

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 680 Washington Blvd., Suite 500, Stamford, CT. 06901.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 42 Funds in Fund Complex	Bruce B. Bingham, 73 Partner, Hamilton Partners (real estate development firm) (1987-Current); Director of The Yacktman Funds (2 portfolios) (2000-2012).

• Trustee since 2013 • Oversees 46 Funds in Fund Complex

Kurt A. Keilhacker, 58

Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016); Board Member, 6wind SA (2002-2019).

• Trustee since 2000 • Oversees 42 Funds in Fund Complex

Steven J. Paggioli, 71

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Director, The Wadsworth Group; Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC and First Fund Distributors, INC. (1990-2001).

• Independent Chairman • Trustee since 2000 • Oversees 46 Funds in Fund Complex

Eric Rakowski, 63

Professor of Law, University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Director of Harding, Loevner Funds, Inc. (10 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

• Trustee since 2013 • Oversees 46 Funds in Fund Complex

Victoria L. Sassine, 56

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson of the Board of Directors of Business Management Associates (2018 to 2019).

• Trustee since 2004 • Oversees 42 Funds in Fund Complex

Thomas R. Schneeweis, 74

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Co-Founder and Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Co-Owner, Yes Wealth Management (2018-Present); Director, CAIA Foundation (2010-2019); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC (formerly Schneeweis Partners, LLC) (2001-2013).

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011 • Oversees 46 Funds in Fund Complex

Christine C. Carsman, 69

Affiliated Managers Group, Inc. (2004-Present): Senior Policy Advisor (2019-Present), Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel (2017-2018), Senior Vice President and Deputy General Counsel (2011-2016), Senior Vice President and Chief Regulatory Counsel (2007-2011), Vice President and Chief Regulatory Counsel (2004-2007); Chair of the Board of Directors, AMG Funds plc (2015-2018); Director, AMG Funds plc (2010-2018); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Director Emeritus of Harding, Loevner Funds, Inc. (0 Portfolios) (2021- Present); Director of Harding, Loevner Funds, Inc. (9 portfolios) (2017-2020).

59

AMG Funds Trustees and Officers (continued)

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2021 • Oversees 46 Funds in Fund Complex

Garret W. Weston, 40

Affiliated Managers Group, Inc. (2008-Present): Managing Director, Co-Head of Affiliate Engagement (2021-Present), Senior Vice President, Affiliate Development (2016-2021), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2012-2015), Senior Associate, New Investments (2008-2012); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 63

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 56

Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates,

LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 55

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 51

Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer and Sarbanes-Oxley Code of Ethics since 2019

Patrick J. Spellman, 47

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 36

Vice President, Senior Counsel, AMG Funds LLC (2021-Present); Vice President, Counsel, AMG Funds LLC (2019-2021); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 44

Director, Legal and Compliance, AMG Funds LLC (2020-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014).

60

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

Yacktman Asset Management LP

6300 Bridgepoint Parkway

Building One, Suite 500

Austin, TX 78730

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

6023 Airport Road

Oriskany, NY 13424

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Funds’ proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Funds’ website at amgfunds.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com |

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Beutel Goodman International Equity

Beutel, Goodman & Company Ltd.

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap

AMG GW&K Small/Mid Cap Growth

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road International Value Equity

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

amgfunds.com |	123121 AR071

ANNUAL REPORT

AMG Funds

December 31, 2021

AMG GW&K ESG Bond Fund
(formerly AMG Managers Loomis Sayles Bond Fund)

Class N: MGFIX | Class I: MGBIX

AMG GW&K Enhanced Core Bond ESG Fund

Class N: MFDAX | Class I: MFDSX | Class Z: MFDYX

AMG GW&K High Income Fund

Class N: MGGBX | Class I: GWHIX

AMG GW&K Municipal Bond Fund

Class N: GWMTX | Class I: GWMIX

AMG GW&K Municipal Enhanced Yield Fund

Class N: GWMNX | Class I: GWMEX | Class Z: GWMZX

amgfunds.com |	123121	AR088

AMG Funds Annual Report – December 31, 2021

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The fiscal year ended December 31, 2021, was marked by the continued extraordinary recovery amid an unprecedented global effort to stop the COVID-19 pandemic. Equities rallied to new record highs amid better-than-expected corporate earnings, colossal fiscal and monetary stimulus programs, and an improving economic backdrop. Since the market bottom on March 23, 2020, the S&P 500® Index has gained over 119%. Businesses and consumers contended with disrupted supply chains and rising prices on a wide range of goods such as lumber and gasoline, and outbreaks of coronavirus variants kept the world on edge. Volatility increased in September as investors grew more concerned about rising inflation and more hawkish global central bank policies, but equities were resilient and finished the fiscal year with a strong rally.

The S&P 500® gained 28.71% during the year and all sectors produced double-digit returns, but there was very wide dispersion in performance. Energy and real estate led the market with returns of 54.72% and 46.20%, respectively. On the other hand, utilities and consumer staples lagged with returns of 17.63% and 18.63%, respectively. Growth stocks edged out Value stocks as the Russell 1000® Growth Index returned 27.60% compared to the 25.16% return for the Russell 1000® Value Index. Small cap stocks underperformed as the Russell 2000® Index returned 14.82%. Within small caps, the Value-Growth disparity was much more pronounced as the Russell 2000® Value Index returned 28.27% compared to 2.83% for the Russell 2000® Growth Index. Outside the U.S., foreign developed markets lagged their U.S. counterparts with an 11.26% return for the MSCI EAFE Index. A major regulatory crackdown in China shook investor confidence in Chinese equities and caused emerging markets to underperform with a (2.54)% return for the MSCI Emerging Markets Index.

Interest rates lifted off from near-historic lows as the vaccine rollout initiated a return to normalcy and the economic outlook improved. The 10-year Treasury yield rose 59 basis points to 1.52% and ended the year slightly shy of its post-pandemic high. The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, lost (1.54)% over the period. While risk appetite was strong, rising rates still hurt returns for investment-grade corporate bonds, which lost (1.04)% during the year. The global search for yield helped high-yield bonds outperform the investment-grade market with a 5.28% return as measured by the return of the Bloomberg U.S. Corporate High Yield Bond Index. Municipal bonds benefited from a strong technical backdrop, which drove a 1.52% return for the Bloomberg Municipal Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2021*

Stocks:		1 Year	3 Years	5 Years

Large Cap	(S&P 500® Index)	28.71%	26.07%	18.47%

Small Cap	(Russell 2000® Index)	14.82%	20.02%	12.02%

International	(MSCI ACWI ex USA)	7.82%	13.18%	9.61%
Bonds:

Investment Grade	(Bloomberg U.S. Aggregate Bond Index)	(1.54)%	4.79%	3.57%

High Yield	(Bloomberg U.S. Corporate High Yield Bond Index)	5.28%	8.83%	6.30%

Tax-exempt	(Bloomberg Municipal Bond Index)	1.52%	4.73%	4.17%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	0.09%	1.23%	1.31%

*Source: FactSet. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2021	Expense Ratio for the Period	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Expenses Paid During the Period*

AMG GW&K ESG Bond Fund

Based on Actual Fund Return

Class N	0.68%	$1,000	$999	$3.43

Class I	0.48%	$1,000	$1,000	$2.42

Based on Hypothetical 5% Annual Return

Class N	0.68%	$1,000	$1,022	$3.47

Class I	0.48%	$1,000	$1,023	$2.45

AMG GW&K Enhanced Core Bond ESG Fund

Based on Actual Fund Return

Class N	0.73%	$1,000	$996	$3.67

Class I	0.57%	$1,000	$997	$2.87

Class Z	0.48%	$1,000	$997	$2.42

Based on Hypothetical 5% Annual Return

Class N	0.73%	$1,000	$1,022	$3.72

Class I	0.57%	$1,000	$1,022	$2.91

Class Z	0.48%	$1,000	$1,023	$2.45

AMG GW&K High Income Fund

Based on Actual Fund Return

Class N	0.84%	$1,000	$1,008	$4.25

Class I	0.65%	$1,000	$1,009	$3.29

Based on Hypothetical 5% Annual Return

Class N	0.84%	$1,000	$1,021	$4.28

Class I	0.65%	$1,000	$1,022	$3.31

Six Months Ended December 31, 2021	Expense Ratio for the Period	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Expenses Paid During the Period*

AMG GW&K Municipal Bond Fund

Based on Actual Fund Return

Class N	0.72%	$1,000	$999	$3.63

Class I	0.39%	$1,000	$1,001	$1.97

Based on Hypothetical 5% Annual Return

Class N	0.72%	$1,000	$1,022	$3.67

Class I	0.39%	$1,000	$1,023	$1.99

AMG GW&K Municipal Enhanced Yield Fund

Based on Actual Fund Return

Class N	0.99%	$1,000	$1,002	$5.00

Class I	0.64%	$1,000	$1,004	$3.23

Class Z	0.59%	$1,000	$1,004	$2.98

Based on Hypothetical 5% Annual Return

Class N	0.99%	$1,000	$1,020	$5.04

Class I	0.64%	$1,000	$1,022	$3.26

Class Z	0.59%	$1,000	$1,022	$3.01

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

AMG GW&K ESG Bond Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG GW&K ESG Bond Fund Class N (the “Fund”) shares returned (1.29%) for the year ended December 31, 2021, compared with the (1.54%) return for its current benchmark, the Bloomberg U.S. Aggregate Bond Index. The Fund’s prior benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, returned (1.75%).

Effective March 19, 2021, the subadviser of the Fund changed from Loomis, Sayles & Company, L.P. to GW&K Investment Management, LLC (“GW&K”). Also effective March 19, 2021, the Fund changed its name to AMG GW&K ESG Bond Fund and changed its principal investment strategies, benchmark, and principal risks. On June 11, 2021, the Fund’s shareholders approved the appointment of GW&K as the subadviser to the Fund and the change in the Fund’s name.

MARKET OVERVIEW

In the first quarter of 2021, fixed income markets posted their worst returns since 1981 amid a sharp rebound in growth expectations and burgeoning fears of higher inflation. The success of the nationwide vaccine rollout, a rapidly healing labor market, and swelling consumer confidence continued to drive the reflation narrative. Further support came in the form of a $1.9 trillion fiscal stimulus package on top of a commitment to ultra-loose monetary policy from the U.S. Federal Reserve (the “Fed”). And beyond that, investors were confronted with the possibility of yet more fiscal support with a proposal of more than $2 trillion of infrastructure spending. This combination of factors amounted to nothing less than a wholesale regime shift for a bond market that until just a few months ago struggled with an anemic growth outlook and fears of deflation. Nevertheless, worries over new variants, challenged vaccine rollouts, and isolated instances of supply constraints might present challenges in the months ahead.

Fixed income markets rebounded solidly in the second quarter following their worst selloff in decades. The most prominent catalyst behind the first quarter rout–the threat of sharply faster economic growth and elevated inflation–proved far less menacing in light of lackluster data and a less dovish Fed. In addition to the overhang of COVID-19, including fears of new variants and the elusiveness of herd immunity, signs began to emerge that the pace of the recovery had peaked. Nonfarm payrolls posted successive disappointments, the manufacturing resurgence stalled, and retail sales slipped. Some of the more sensational commodity price spikes began to roll over as well, casting further doubt over the persistence of recent inflationary pressures. None of this suggested that the recovery is off track, but the bond market’s stubborn resilience points to a marked revision of the timeframe for normalization.

Fixed income markets were essentially unchanged in the third quarter despite a steady succession of headlines related to COVID-19, geopolitics, and price increases. Bond investors’ largely sanguine response to these challenges suggested they have been able to look beyond near-term headwinds toward the next stage of the recovery. The delta variant drove a massive surge in cases across much of the U.S., even as new prevention and treatment options continued to emerge and data suggest cases have crested. Chinese authorities enacted assertive regulatory changes and pursued efforts to reduce systemic leverage, while nevertheless framing both as necessary to achieve long-term stability and prosperity. Supply-chain constraints, energy shortages, and limited labor availability threatened to weigh on growth around the world, but there have been few indications that these market failures reflect any weakness in aggregate demand. On balance, these various obstacles seem to have been relegated to the category of one-time items, and the bond market has demonstrated little concern that they represent a meaningful threat to the current trading regime.

Fixed income markets were effectively flat in the fourth quarter, despite major narrative shifts with respect to inflation, monetary policy, and COVID-19. Signs of easing supply-chain pressures and continued labor market normalization were not enough to quell concerns about rising inflation, which printed at its highest level in almost 40 years. The Fed executed a “hawkish pivot” in acknowledging more persistent inflationary forces and signaled their intention to respond accordingly. The extremely contagious omicron variant rapidly established itself as the dominant strain around the globe, forcing a reappraisal of reopening timelines and reviving the specter of lockdowns and healthcare rationing. Ironically, the combined effect of these various forces essentially netted to zero; solid economic data and a broadly constructive outlook from the Fed were met with the prospect of tightening financial conditions and growth fears posed by omicron. But trading overall was orderly, and after the last two years’ investors seemed well practiced at looking past near-term volatility toward the next stage of a return to normalcy.

FUND REVIEW

The Fund outperformed during its fiscal year, helped by its overweight to spread product. For the period prior to the Fund’s transition to GW&K, January 1, 2021 to March 18, 2021, the Fund outperformed the legacy Bloomberg Barclays U.S. Government/Credit Bond Index. An overweight allocation to corporate bonds, including out-of-benchmark high yield allocation, were primary drivers of excess return. Following the transition of the Fund to GW&K, the Fund modestly trailed its current benchmark. High yield corporates notably outperformed the broad investment grade market, as they were less sensitive to the upward shift in rates and experienced 77 basis points in spread tightening. Thus, the Fund’s out-of-benchmark allocation to high yield corporates contributed to returns. An overweight to taxable municipals was a modest tailwind. Security selection was the main contributor to performance. Selection within banking, due to an inclusion of out-of-benchmark preferred stock, was a key positive. Also helping was selection in the investment grade corporate technology, consumer cyclicals, and consumer non-cyclicals sectors. Selection within agency MBS was a drag on returns. The biggest detractor from relative performance was yield curve positioning. The Fund benefited from having an overall duration shorter than its benchmark as yields rose. However, this effect was more than offset by the negative impact of our underweight to the long end amid the sharp flattening of the curve.

ESG continues to be a growing area of focus for the corporate bond market. The range of companies publishing sustainability reports and setting related goals and targets increased significantly this year. Large companies in even some of the highest emitting industries, like autos, oil & gas, and steel, set long-term reduction targets and committed to significant sustainability investments. Following this trend, 2021 was another record-shattering year for ESG-labeled bond issuance, with green bonds dominating the market as investors clamor for ESG-related investments. While we continue to selectively add ESG-labeled bonds, we remain focused on avoiding corporate issuers with weaker ESG-related practices

AMG GW&K ESG Bond Fund Portfolio Manager’s Comments (continued)

OUTLOOK

The meaningful shift in the Fed’s reaction function–in addition to potentially elevated inflation pressure in the near term–suggests front-end maturities could face a challenging 2022. Farther out the curve, however, the outlook is less clear. With the Fed projecting a terminal rate near 2.5% and the market pricing in a ceiling closer to 1.75%, any fluctuation in this differential is likely to impact longer maturities most acutely as investors weigh the potential for a policy error. In light of these various moving pieces and projections, we believe the bias in rates is to the upside and consequently we are broadly shorter than our benchmark. With respect to curve positioning, we think risks are fairly balanced. We have only a small underweight to long maturities because we see a more appealing risk profile in intermediates, which offer attractive carry and roll with less exposure to potential volatility as rates move higher.

In light of our constructive fundamental outlook for the credit market and still-supportive market technicals, we believe the corporate credit space offers attractive value. Additionally, with Treasury rates at historically low levels, corporates offer a competitive yield and the potential for spread compression in a rising-rate environment. While we are on guard against the potential for elevated M&A and an increased focus on shareholder returns, we see value in credit improvement stories within the investment grade space. In high yield, we favor crossover stories trading wide of investment grade peers while avoiding some of the more cyclical industries where we think good news is already reflected in spreads. We remain neutral on mortgages heading into the taper, though higher mortgage rates could improve our outlook for prepayment speeds. We also maintain our preference for higher-coupon, seasoned pools given our expectation of higher rates, as they are less exposed to extension risk.

The views expressed represent the opinions of GW&K Investment Management, LLC and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K ESG Bond Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K ESG Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K ESG Bond Fund’s Class N shares on December 31, 2011, to a $10,000 investment made in the Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Government/Credit Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the indexes exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K ESG Bond Fund and the Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Government/Credit Bond Index for the same time periods ended December 31, 2021.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K ESG Bond Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15

Class N	(1.29%)	4.30%	4.28%	7.71%	06/01/84

Class I	(1.05%)	4.47%	—	3.51%	04/01/13
Bloomberg U.S. Aggregate Bond Index[16]	(1.54%)	3.57%	2.90%	6.97%	06/01/84†

Bloomberg U.S. Government/Credit Bond Index[17]	(1.75%)	3.99%	3.13%	6.99%	06/01/84†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

1 Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2021. All returns are in U.S. dollars($).

[2]   As of March 19, 2021, the Fund’s subadvisor was changed to GW&K Investment Management, LLC. Prior to March 19, 2021, the Fund was known as the AMG Managers Loomis Sayles Bond Fund and had different principal investment strategies and corresponding risks. Performance shown for periods prior to March 19, 2021 reflects the performance and investment strategies of the Fund’s previous subadvisor, Loomis, Sayles & Company, L.P. The Fund’s past performance would have been different if the Fund were managed by the current subadvisor and strategy, and the Fund’s prior performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

[3]   From time to time, the Fund’s advisor has waived fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4]   The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[5]   To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

[6]   The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[7]   High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[8]   Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to

AMG GW&K ESG Bond Fund Portfolio Manager’s Comments (continued)

    events that affect particular industries or companies.

[9]   Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[10] The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[11] Applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than performance, and the Fund may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor

[12] Because exchange-traded funds (ETFs) incur their own costs, investing in them could result in a higher cost to the investor. Additionally, the Fund will be indirectly exposed to all the risks of securities held by the ETFs.

[13] Factors unique to the municipal bond market may negatively affect the value in municipal bonds.

[14] The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

1[5]  Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.

[16] On March 19, 2021, the primary benchmark changed from the Bloomberg U.S. Government/Credit Bond Index to the Bloomberg U.S. Aggregate Bond Index. The Bloomberg U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

[17] The Bloomberg U.S. Government/Credit Bond Index is an index of investment grade government and corporate bonds with a maturity date of more than one year. Unlike the Fund, the Bloomberg U.S. Government/Credit Bond Index is unmanaged, is not available for investment and does not incur expenses.

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K ESG Bond Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Corporate Bonds and Notes	52.8

U.S. Government and Agency Obligations	40.1

Municipal Bonds	4.1

Foreign Government Obligations	0.6

Asset-Backed Securities	0.3

Short-Term Investments	2.6

Other Assets Less Liabilities	(0.5)

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	41.0

Aaa/AAA	1.4

Aa/AA	7.4

A	5.1

Baa/BBB	20.3

Ba/BB	21.3

B	3.5

TOP TEN HOLDINGS

Security Name	% of Net Assets

U.S. Treasury Bonds, 2.250%, 05/15/41	2.9

FHLMC, 3.000%, 04/01/51	2.8

FHLMC, 2.000%, 03/01/36	2.6

U.S. Treasury Bonds, 1.875%, 02/15/51	2.3

FNMA, 2.000%, 04/01/51	2.2

FNMA, 3.500%, 08/01/49	2.2

FNMA, 3.500%, 02/01/35	2.1

U.S. Treasury Bonds, 3.500%, 02/15/39	2.0

FHLMC, 3.500%, 02/01/50	1.8

FHLMC, 4.500%, 12/01/48	1.8

Top Ten as a Group	22.7

[1]	Includes market value of long-term fixed-income securities only.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments December 31, 2021

	Principal Amount	Value

Corporate Bonds and Notes - 52.8%

Financials - 12.7%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 1.650%, 10/29/24	$5,850,000	$5,839,389

Aircastle, Ltd. (Bermuda)
5.250%, 08/11/25[1]	2,582,000	2,839,181

Ally Financial, Inc.
Series B, (4.700% to 05/15/26 then U.S. Treasury Yield Curve CMT 5 year + 3.868%), 4.700%, 05/15/26[2,3,4,5]	3,010,000	3,122,875
8.000%, 11/01/31	3,100,000	4,388,265

American Express Co.
(3.550% to 09/15/26 then U.S. Treasury Yield Curve CMT 5 year + 2.854%), 3.550%, 09/15/26[2,3,5]	1,195,000	1,197,091

American Tower Corp.
4.400%, 02/15/26	2,300,000	2,510,009

Bank of America Corp.
MTN, (4.330% to 03/15/49 then 3 month LIBOR + 1.520%), 4.330%, 03/15/50[2,5]	6,175,000	7,639,152

The Bank of New York Mellon Corp.
Series G, (4.700% to 09/20/25 then U.S. Treasury Yield Curve CMT 5 year + 4.358%), 4.700%, 09/20/25[2,3,5]	4,850,000	5,173,737

The Bank of Nova Scotia (Canada)
(SOFR + 0.610%), 0.660%, 09/15/26[5]	4,788,000	4,788,000

The Charles Schwab Corp.
Series I, (4.000% to 06/01/26 then U.S. Treasury Yield Curve CMT 5 year + 3.168%), 4.000%, 06/01/26[2,3,5]	4,900,000	4,998,000

CIT Group, Inc.
6.125%, 03/09/28[4]	2,975,000	3,592,313

Crown Castle International Corp.
4.000%, 03/01/27	2,300,000	2,499,700

GLP Capital LP/GLP Financing II, Inc.
4.000%, 01/15/31	1,700,000	1,813,883

The Goldman Sachs Group, Inc.
(SOFR + 0.920%), 0.969%, 10/21/27[5]	3,150,000	3,164,876
6.750%, 10/01/37	2,200,000	3,119,377

Iron Mountain, Inc.
4.500%, 02/15/31[1]	3,850,000	3,891,156

JPMorgan Chase & Co.
(SOFR + 0.580%), 0.630%, 03/16/24[5]	4,000,000	4,007,559
4.125%, 12/15/26	2,700,000	2,978,022

Morgan Stanley
3.950%, 04/23/27	2,200,000	2,421,937

OneMain Finance Corp.
8.250%, 10/01/23	3,450,000	3,799,312

Owl Rock Capital Corp.
4.250%, 01/15/26	2,300,000	2,418,612

	Principal Amount	Value

SBA Communications Corp.
3.875%, 02/15/27	$3,850,000	$3,965,500

SLM Corp.
3.125%, 11/02/26[4]	3,365,000	3,331,350
4.200%, 10/29/25	838,000	875,710

Starwood Property Trust, Inc.
4.750%, 03/15/25[4]	1,700,000	1,768,000

Truist Financial Corp.
Series P, (4.950% to 12/01/25 then U.S. Treasury Yield Curve CMT 5 year + 4.605%), 4.950%, 09/01/25[2,3,5]	4,050,000	4,345,212

VICI Properties LP/VICI Note Co., Inc.
3.500%, 02/15/25[1,4]	1,900,000	1,928,500

Weyerhaeuser Co.
6.875%, 12/15/33	2,600,000	3,550,116

Total Financials		95,966,834

Industrials - 38.3%

ACCO Brands Corp.
4.250%, 03/15/29[1]	4,100,000	4,069,250

Advocate Health & Hospitals Corp.
4.272%, 08/15/48	2,200,000	2,721,217

AECOM
5.125%, 03/15/27	2,100,000	2,287,625

Air Products and Chemicals, Inc.
2.700%, 05/15/40	2,700,000	2,722,720

Alcoa Nederland Holding, B.V. (Netherlands)
4.125%, 03/31/29[1]	3,800,000	3,914,000

Anheuser-Busch InBev Worldwide, Inc.
4.375%, 04/15/38	2,200,000	2,576,323

Aramark Services, Inc.
5.000%, 02/01/28[1,4]	3,620,000	3,742,175

ArcelorMittal, S.A. (Luxembourg)
4.250%, 07/16/29[4]	3,550,000	3,887,007

Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.250%, 09/01/28[1]	3,500,000	3,460,713

Ashtead Capital, Inc.
1.500%, 08/12/26[1,4]	3,536,000	3,471,110

AT&T, Inc. (3 month LIBOR + 1.180%), 1.381%, 06/12/24[5] 4.300%, 02/15/30	3,900,000 2,200,000	3,952,494 2,476,078

Ball Corp.
2.875%, 08/15/30	4,075,000	3,952,750

Block, Inc.
2.750%, 06/01/26[1]	2,130,000	2,132,535

Broadcom Corp./Broadcom Cayman Finance, Ltd.
3.875%, 01/15/27	3,419,000	3,707,193

Caesars Entertainment, Inc.
6.250%, 07/01/25[1]	3,675,000	3,857,372

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 38.3% (continued)

Centene Corp.
3.375%, 02/15/30	$3,850,000	$3,920,801

Central Garden & Pet Co.
4.125%, 10/15/30[4]	1,800,000	1,815,750

Cisco Systems, Inc.
5.500%, 01/15/40	1,900,000	2,645,541

Clearwater Paper Corp.
4.750%, 08/15/28[1]	2,150,000	2,187,625

The Coca-Cola Co.
2.500%, 06/01/40	2,600,000	2,609,785

Cogent Communications Group, Inc.
3.500%, 05/01/26[1]	3,565,000	3,620,899

CommonSpirit Health
3.347%, 10/01/29	2,300,000	2,445,775

Crown Americas LLC/Crown Americas Capital Corp. V
4.250%, 09/30/26	3,700,000	3,949,750

CVS Health Corp.
5.125%, 07/20/45	2,100,000	2,729,715

Dana, Inc.
4.250%, 09/01/30	1,000,000	1,013,750
5.375%, 11/15/27[4]	3,700,000	3,880,171

Dell International LLC/EMC Corp.
8.100%, 07/15/36	972,000	1,478,995

Dell, Inc.
7.100%, 04/15/28[4]	3,100,000	3,883,783

Delta Air Lines, Inc.
7.375%, 01/15/26[4]	3,350,000	3,943,945

Discovery Communications LLC
3.950%, 03/20/28	2,247,000	2,442,023

Elanco Animal Health, Inc.
5.900%, 08/28/28[6]	3,400,000	3,944,000

Encompass Health Corp.
4.750%, 02/01/30	3,400,000	3,502,000

Fiserv, Inc.
4.200%, 10/01/28	2,200,000	2,466,255

FMG Resources August 2006 Pty, Ltd. (Australia)
4.500%, 09/15/27[1]	3,700,000	3,940,500

The Ford Foundation
Series 2020, 2.415%, 06/01/50	2,900,000	2,739,925

G-III Apparel Group, Ltd.
7.875%, 08/15/25[1]	3,440,000	3,660,143

GLP Capital LP/GLP Financing II Inc.
5.750%, 06/01/28	1,500,000	1,731,960

The Goodyear Tire & Rubber Co.
4.875%, 03/15/27	3,475,000	3,679,156

Graphic Packaging International LLC
3.500%, 03/01/29[1]	3,150,000	3,126,375

Hanesbrands, Inc.
4.875%, 05/15/26[1]	3,650,000	3,900,937

	Principal Amount	Value

Hasbro, Inc.
3.900%, 11/19/29[4]	$3,925,000	$4,327,454

HB Fuller Co.
4.250%, 10/15/28	3,900,000	4,017,000

HCA, Inc.
3.500%, 09/01/30	3,600,000	3,804,750

Hilton Domestic Operating Co., Inc.
4.875%, 01/15/30	3,750,000	4,007,812

The Home Depot, Inc.
5.875%, 12/16/36	1,700,000	2,407,895

IEA Energy Services LLC
6.625%, 08/15/29[1]	1,855,000	1,832,276

KB Home
4.800%, 11/15/29[4]	1,347,000	1,470,251
6.875%, 06/15/27	1,751,000	2,053,048

Klabin Finance, S.A. (Luxembourg)
4.875%, 09/19/27[1]	3,700,000	3,931,250

Kraft Heinz Foods Co.
4.375%, 06/01/46	5,800,000	6,791,802

Lamar Media Corp.
4.875%, 01/15/29	3,650,000	3,809,688

Lumen Technologies Inc
5.625%, 04/01/25	1,900,000	2,009,668

Macy’s Retail Holdings, LLC
4.500%, 12/15/34	4,100,000	4,048,750

MercadoLibre, Inc.
2.375%, 01/14/26	4,000,000	3,890,040

Merck & Co.,Inc.
1.900%, 12/10/28[4]	7,460,000	7,495,118

Methanex Corp. (Canada)
5.125%, 10/15/27	1,800,000	1,890,000

MGM Resorts International
5.750%, 06/15/25	3,550,000	3,820,688

Microsoft Corp.
2.525%, 06/01/50	2,700,000	2,633,007

MSCI, Inc.
3.250%, 08/15/33[1]	2,015,000	2,037,669

Murphy Oil USA, Inc.
4.750%, 09/15/29	3,700,000	3,894,250

Newell Brands, Inc.
4.700%, 04/01/26[6]	3,600,000	3,924,918

Nordstrom, Inc.
4.000%, 03/15/27[4]	3,900,000	3,919,500

Northrop Grumman Corp.
3.200%, 02/01/27	2,200,000	2,334,922

Novelis Corp.
3.250%, 11/15/26[1]	3,775,000	3,808,031

Owens Corning
7.000%, 12/01/36	1,800,000	2,541,702

Parker-Hannifin Corp.
3.250%, 06/14/29	2,200,000	2,331,511

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 38.3% (continued)

Penn National Gaming, Inc.
5.625%, 01/15/27[1,4]	$3,400,000	$3,468,000

Prime Security Services Borrower LLC/Prime Finance, Inc.
5.750%, 04/15/26[1]	3,650,000	3,918,895

PulteGroup, Inc.
6.000%, 02/15/35	4,050,000	5,208,420

Royal Caribbean Cruises, Ltd. (Liberia)
5.500%, 04/01/28[1,4]	3,475,000	3,515,171

Sally Holdings LLC/Sally Capital, Inc.
8.750%, 04/30/25[1]	2,000,000	2,130,000

SK Hynix, Inc. (South Korea)
2.375%, 01/19/31[1]	3,000,000	2,887,091

Sysco Corp.
2.400%, 02/15/30	4,900,000	4,914,371

Teleflex, Inc.
4.250%, 06/01/28[1]	3,900,000	4,017,741

Tenet Healthcare Corp.
4.875%, 01/01/26[1]	3,750,000	3,851,737

Travel + Leisure Co.
5.650%, 04/01/24[6]	2,900,000	3,081,250

Twilio, Inc.
3.625%, 03/15/29	600,000	605,298
3.875%, 03/15/31	2,819,000	2,846,344

United Parcel Service, Inc.
6.200%, 01/15/38	1,700,000	2,453,164

United Rentals North America, Inc.
3.875%, 02/15/31	3,850,000	3,907,750

Valvoline, Inc.
4.250%, 02/15/30[1]	3,600,000	3,672,792

Verizon Communications, Inc.
3.875%, 02/08/29[4]	3,860,000	4,277,550

VF Corp.
2.950%, 04/23/30	2,400,000	2,489,401

Walgreens Boots Alliance, Inc.
4.800%, 11/18/44	3,120,000	3,751,999

Walmart, Inc.
4.050%, 06/29/48	2,100,000	2,668,884

WESCO Distribution, Inc.
7.125%, 06/15/25[1]	1,600,000	1,696,000

Western Digital Corp.
4.750%, 02/15/26	2,066,000	2,259,047

Yum! Brands, Inc.
3.625%, 03/15/31	3,950,000	3,935,187

Total Industrials		288,779,213

Utilities - 1.8%

Dominion Energy, Inc.
Series B, (4.650% to 12/15/24 then U.S. Treasury Yield Curve CMT 5 year + 2.993%), 4.650%, 12/15/24[2,3,5]	4,450,000	4,639,125

	Principal Amount	Value

National Rural Utilities Cooperative Finance Corp.
1.350%, 03/15/31	$5,100,000	$4,686,458

Northern States Power Co.
2.900%, 03/01/50	4,200,000	4,240,203

Total Utilities		13,565,786

Total Corporate Bonds and Notes
(Cost $389,051,017)		398,311,833

Asset-Backed Securities - 0.3%

FAN Engine Securitization, Ltd. (Ireland)
Series 2013-1A, Class 1A 4.625%, 10/15/43 (Cost $7,109,736)[1,7]	7,176,547	2,475,909

Municipal Bonds - 4.1%

California State General Obligation, School Improvements 7.550%, 04/01/39	2,900,000	4,839,679

JobsOhio Beverage System, Series A 2.833%, 01/01/38	4,000,000	4,123,719

Los Angeles Unified School District, School Improvements 5.750%, 07/01/34	3,725,000	4,848,629

Massachusetts School Building Authority Series B, 1.753%, 08/15/30	4,850,000	4,796,170

New Jersey Economic Development Authority, Pension Funding, Series A (National Insured) 7.425%, 02/15/29	3,900,000	4,901,645

Port Authority of New York & New Jersey
6.040%, 12/01/29	2,150,000	2,789,364

University of California
1.697%, 05/15/29	4,370,000	4,302,439

Total Municipal Bonds
(Cost $30,539,769)		30,601,645

U.S. Government and Agency Obligations - 40.1%

Fannie Mae - 13.4%

FNMA
2.000%, 04/01/51	16,409,567	16,373,579
2.500%, 11/01/50	5,917,701	6,043,218
3.500%, 02/01/35 to 08/01/49	32,000,239	33,880,883
4.000%, 06/01/48 to 01/01/51	24,331,566	25,931,739
5.000%, 05/01/50	4,328,171	4,804,358

FNMA Pool
3.500%, 02/01/51	6,011,309	6,467,641
4.000%, 07/01/44	7,387,565	8,098,067

Total Fannie Mae		101,599,485

Freddie Mac - 9.0%

FHLMC
2.000%, 03/01/36	18,816,097	19,300,901
3.000%, 04/01/51	20,334,540	21,072,492
3.500%, 02/01/50	13,134,900	13,823,343

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Freddie Mac - 9.0% (continued)

FHLMC
4.500%, 12/01/48	$12,600,668	$13,524,568

Total Freddie Mac		67,721,304

U.S. Treasury Obligations - 17.7%

U.S. Treasury Bonds
1.250%, 05/15/50	6,850,000	5,816,881
1.875%, 02/15/51	17,501,000	17,315,052
2.250%, 05/15/41	20,772,000	21,817,091
2.500%, 02/15/46	3,396,000	3,751,386
3.125%, 05/15/48	6,521,000	8,149,722
3.500%, 02/15/39	12,306,000	15,438,262
5.000%, 05/15/37	5,325,000	7,750,995
6.750%, 08/15/26	3,474,000	4,329,744

U.S. Treasury Notes
0.125%, 03/31/23 to 02/15/24	25,713,000	25,489,854
0.250%, 03/15/24	7,718,000	7,625,746
0.500%, 02/28/26	8,870,000	8,618,106
0.875%, 03/31/26	3,800,000	3,727,859
2.500%, 01/31/25	3,650,000	3,816,103

Total U.S. Treasury Obligations		133,646,801

Total U.S. Government and Agency Obligations
(Cost $301,875,763)		302,967,590

Foreign Government Obligation - 0.6%
The Korea Development Bank (South Korea)
0.500%, 10/27/23 (Cost $4,806,814)	4,800,000	4,757,313
Short-Term Investments - 2.6%

Joint Repurchase Agreements - 2.6%[8]

Cantor Fitzgerald Securities, Inc., dated 12/31/21,due 01/03/22, 0.050% total to be received $4,688,720 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 02/01/22 - 07/20/71, totaling $4,782,474)	4,688,700	4,688,700

	Principal Amount	Value

Citadel Securities LLC, dated 12/31/21, due 01/03/22, 0.070% total to be received $3,954,575 (collateralized by various U.S. Treasuries, 0.000% - 7.250%, 01/04/22 - 11/15/51, totaling $4,033,667)	$3,954,552	$3,954,552

HSBC Securities USA, Inc., dated 12/31/21, due 01/03/22, 0.040% total to be received $116,285 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 05/15/23 - 08/15/47, totaling $118,611)	116,285	116,285

Mirae Asset Securities USA, Inc., dated 12/31/21,due 01/03/22, 0.060% total to be received $2,196,474 (collateralized by various U.S. Government Agency Obligations, 0.550% - 7.500%, 01/01/23 - 10/20/71, totaling $2,240,404)	2,196,463	2,196,463

RBC Dominion Securities, Inc., dated 12/31/21, due 01/03/22, 0.050% total to be received $4,688,716 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 05/15/22 - 12/01/51, totaling $4,782,470)	4,688,696	4,688,696

State of Wisconsin Investment Board, dated 12/31/21, due 01/03/22, 0.070% total to be received $4,097,172 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 07/15/23 - 02/15/48, totaling $4,179,112)	4,097,148	4,097,148

Total Joint Repurchase Agreements		19,741,844

Total Short-Term Investments
(Cost $19,741,844)		19,741,844

Total Investments - 100.5%
(Cost $753,124,943)		758,856,134

Other Assets, less Liabilities - (0.5)%		(3,917,812)

Net Assets - 100.0%		$754,938,322

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of these securities amounted to $96,985,033 or 12.8% of net assets.

[2]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.

[3]	Perpetuity Bond. The date shown represents the next call date.

[4]

Some of these securities, amounting to $39,839,239 or 5.3% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[5]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[6]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[7]	Security’s value was determined by using significant unobservable inputs.

[8]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

CMT	Constant Maturity Treasury
FHLMC	Freddie Mac
FNMA	Fannie Mae
LIBOR	London Interbank Offered Rate
MTN	Medium-Term Note
National Insured	National Public Finance Guarantee Corp.
SOFR	Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Corporate Bonds and Notes†	–	$398,311,833	–	$398,311,833

Asset-Backed Securities	–	–	$2,475,909	2,475,909

Municipal Bonds†	–	30,601,645	–	30,601,645

U.S. Government and Agency Obligations†	–	302,967,590	–	302,967,590

Foreign Government Obligation	–	4,757,313	–	4,757,313

Short-Term Investments

Joint Repurchase Agreements	–	19,741,844	–	19,741,844

Total Investments in Securities	–	$756,380,225	$2,475,909	$758,856,134

†

All corporate bonds and notes, municipal bonds, and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes, municipal bonds, and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at December 31, 2021:

Asset-Backed Securities
Balance as of December 31, 2020	$5,105,499
Accrued discounts (premiums)	5,414
Realized gain (loss)	11,419
Change in unrealized appreciation/depreciation	(1,471,536)
Purchases	–
Sales	–
Paydowns	(1,174,887)
Transfers in to Level 3	–
Transfers out of Level 3	–
Balance as of December 31, 2021	$2,475,909

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2021	$(1,911,114)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of December 31, 2021. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund’s fair value measurements:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value as of	Valuation	Unobservable			Impact to Valuation from
	December 31, 2021	Technique(s)	Inputs(s)	Range	Median	an Increase in Input(a)
			Broker Quote weighted 25%	55	N/A	Increase
Asset-Backed Securities	$2,475,909	Market Approach	Discount Rate	3.83%	N/A	Decrease
			Indicative Bid Price weighted 75%	29.5	N/A	Increase

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

For the fiscal year ended December 31, 2021, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain/loss and unrealized appreciation/depreciation on derivatives recognized in income was as follows:

	Realized Gain/(Loss)		Change in Unrealized Appreciation/Depreciation
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Appreciation/ Depreciation
Interest rate futures contracts	Net realized gain on futures contracts	$267,476	Net change in unrealized appreciation/ depreciation on futures contracts	–

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG GW&K Enhanced Core Bond ESG Fund (the “Fund”) Class N shares returned (1.26%) for the year ended December 31, 2021, compared to the return of (1.54%) for Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

MARKET OVERVIEW

In the first quarter of 2021, fixed income markets posted their worst returns since 1981 amid a sharp rebound in growth expectations and burgeoning fears of higher inflation. The success of the nationwide vaccine rollout, a rapidly healing labor market, and swelling consumer confidence continued to drive the reflation narrative. Further support came in the form of a $1.9 trillion fiscal stimulus package on top of a commitment to ultra-loose monetary policy from the U.S. Federal Reserve (the “Fed”). And beyond that, investors were confronted with the possibility of yet more fiscal support with a proposal of more than $2 trillion of infrastructure spending. This combination of factors amounted to nothing less than a wholesale regime shift for a bond market that until just a few months ago struggled with an anemic growth outlook and fears of deflation. Nevertheless, worries over new variants, challenged vaccine rollouts, and isolated instances of supply constraints might present challenges in the months ahead.

Fixed income markets rebounded solidly in the second quarter following their worst selloff in decades. The most prominent catalyst behind the first quarter rout—the threat of sharply faster economic growth and elevated inflation—proved far less menacing in light of lackluster data and a less dovish Fed. In addition to the overhang of COVID-19, including fears of new variants and the elusiveness of herd immunity, signs began to emerge that the pace of the recovery had peaked. Nonfarm payrolls posted successive disappointments, the manufacturing resurgence stalled, and retail sales slipped. Some of the more sensational commodity price spikes began to roll over as well, casting further doubt over the persistence of recent inflationary pressures. None of this suggested that the recovery is off track, but the bond market’s stubborn resilience points to a marked revision of the timeframe for normalization.

Fixed income markets were essentially unchanged in the third quarter despite a steady succession of headlines related to COVID-19, geopolitics, and price increases. Bond investors’ largely sanguine response to these challenges suggested they have been able to look beyond near-term headwinds toward the next stage of the recovery. The delta variant drove a massive surge in cases across much of the U.S., even as new prevention and treatment options continued to emerge and data suggest cases have crested. Chinese authorities enacted assertive regulatory changes and pursued efforts to reduce systemic leverage, while nevertheless framing both as necessary to achieve long-term stability and prosperity. Supply-chain constraints, energy shortages, and limited labor availability threatened to weigh on growth around the world, but there have been few indications that these market failures reflect any weakness in aggregate demand. On balance, these various obstacles seem to have been relegated to the category of one-time items, and the bond market has demonstrated little concern that they represent a meaningful threat to the current trading regime.

Fixed income markets were effectively flat in the fourth quarter, despite major narrative shifts with respect to inflation, monetary policy, and COVID-19. Signs of easing supply-chain pressures and continued labor market normalization were not enough to quell concerns about rising inflation, which is at its highest level in almost 40 years. The Fed executed a “hawkish pivot” in acknowledging more persistent inflationary forces and signaled their intention to respond accordingly. The extremely contagious omicron variant rapidly established itself as the dominant strain around the globe, forcing a reappraisal of reopening timelines and reviving the specter of lockdowns and healthcare rationing. Ironically, the combined effect of these various forces essentially netted to zero; solid economic data and a broadly constructive outlook from the Fed were met with the prospect of tightening financial conditions and growth fears posed by omicron. But trading overall was orderly, and after the last two years’ investors seemed well practiced at looking past near-term volatility toward the next stage of a return to normalcy.

FUND REVIEW

The Fund outperformed its benchmark during the fiscal year, helped by its overweight to spread product. Investment grade corporates outperformed due to modest spread contraction and their higher carry. Additionally, high yield corporates notably outperformed the broad investment grade market, as they were less sensitive to the upward shift in rates and experienced 77 basis points in spread tightening. Thus, the Fund’s above-benchmark allocation to investment grade corporate bonds and the Fund’s out-of-benchmark allocation to high yield corporates contributed to returns. An overweight to taxable municipals was an additional tailwind. Security selection was the main contributor to performance. Selection within banking, due to an inclusion of out-of-benchmark preferreds, was a key positive. Also helping was selection in the investment grade corporate consumer cyclicals and consumer non-cyclicals sectors as well as in taxable municipals and agency MBS. Selection was negative in the communications and capital goods sectors. The Fund benefited from having an overall duration shorter than its benchmark as yields rose across the curve. However, our preference for intermediate maturities and underweight to the long end weighed on performance amid the sharp flattening of the yield curve.

ESG continues to be a growing area of focus for the corporate bond market. The range of companies publishing sustainability reports and setting related goals and targets increased significantly this year. Large companies in even some of the highest emitting industries, like autos, oil & gas, and steel, set long-term reduction targets and committed to significant sustainability investments. Following this trend, 2021 was another record-shattering year for ESG-labeled bond issuance, with green bonds dominating the market as investors clamor for ESG-related investments. While we continue to selectively add ESG-labeled bonds, we remain focused on avoiding corporate issuers with weaker ESG-related practices.

OUTLOOK

The meaningful shift in the Fed reaction function—in addition to potentially elevated inflation pressure in the near term—suggests front-end maturities could face a challenging 2022. Farther out the curve, however, the outlook is less clear. With the Fed projecting a terminal rate near 2.5% and the market pricing in a ceiling closer to 1.75%, any fluctuation in this differential is likely to impact longer maturities most acutely as investors weigh the potential for a policy error. In light of these various moving pieces and projections, we believe the bias in rates is to the upside and consequently we are broadly shorter than our benchmark. With respect to curve positioning, we think risks are fairly balanced. We have only a small underweight to long maturities because we see a more appealing risk profile in intermediates, which offer attractive carry and roll with less exposure to potential volatility as rates move higher.

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (continued)

In light of our constructive fundamental outlook for the credit market and still-supportive market technicals, we believe the corporate credit space offers attractive value. Additionally, with Treasury rates at historically low levels, corporates offer a competitive yield and the potential for spread compression in a rising-rate environment. While we are on guard against the potential for elevated M&A and an increased focus on shareholder returns, we see value in credit improvement stories within the investment grade space. In high yield, we favor crossover stories trading wide of investment grade peers while avoiding some of the more cyclical industries where we think good news is already reflected in spreads. We remain neutral on mortgages heading into the taper, though higher mortgage rates could improve our outlook for prepayment speeds. We also maintain our preference for higher-coupon, seasoned pools given our expectation of higher rates, as they are less exposed to extension risk.

The views expressed represent the opinions of GW&K Investment Management, LLC and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Enhanced Core Bond ESG Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Enhanced Core Bond ESG Fund’s Class N shares on December 31, 2011, to a $10,000 investment made in the Bloomberg U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Enhanced Core Bond ESG Fund and the Bloomberg U.S. Aggregate Bond Index for the same time periods ended December 31, 2021.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG GW&K Enhanced Core Bond ESG Fund2, [3,4,5,6,7,8,9]
Class N	(1.26%)	4.04%	3.48%	5.20%	01/02/97

Class I	(1.07%)	4.23%	–	3.01%	11/30/12

Class Z	(0.92%)	4.30%	3.75%	5.57%	01/02/97

Bloomberg U.S. Aggregate Bond Index[10]	(1.54%)	3.57%	2.90%	4.96%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2021. All returns are in U.S. dollars ($).

[2]   From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]   The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]   To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

[5]   High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[6]   Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[7]   Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[8]   Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.

AMG GW&K Enhanced Core Bond ESG Fund Portfolio Manager’s Comments (continued)

[9] Applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than performance, and the Fund may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor.

[10]  The Bloomberg U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC.

Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Enhanced Core Bond ESG Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Corporate Bonds and Notes	44.3

U.S. Government and Agency Obligations	44.1

Municipal Bonds	5.8

Foreign Government Obligations	0.6

Short-Term Investments	2.4

Other Assets Less Liabilities	2.8

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	46.5

Aaa/AAA	2.8

Aa/AA	8.6

A	7.3

Baa/BBB	20.1

Ba/BB	13.2

B	1.5

TOP TEN HOLDINGS

Security Name	% of Net Assets

U.S. Treasury Bonds, 6.750%, 08/15/26	3.9

U.S. Treasury Bonds, 2.250%, 05/15/41	3.0

FNMA, 4.000%, 10/01/43	2.0

U.S. Treasury Bonds, 5.000%, 05/15/37	2.0

U.S. Treasury Bonds, 1.875%, 02/15/51	1.9

California State General Obligation, School Improvements, 7.550%, 04/01/39	1.8

FNMA, 4.500%, 09/01/46	1.7

FHLMC, 3.000%, 03/01/51	1.5

U.S. Treasury Notes, 1.625%, 02/15/26	1.3

Los Angeles Unified School District, School Improvements, General Obligation, 5.750%, 07/01/34	1.2

Top Ten as a Group	20.3

[1]	Includes market value of long-term fixed-income securities only.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments December 31, 2021

	Principal Amount	Value

Corporate Bonds and Notes - 44.3%

Financials - 13.4%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 1.650%, 10/29/24	$450,000	$449,184

Ally Financial, Inc. 8.000%, 11/01/31	409,000	578,968

American Express Co.
(3.550% to 09/15/26 then U.S. Treasury Yield Curve CMT 5 year + 2.854%), 3.550%, 09/15/26[1,2,3]	595,000	596,041

American Tower Corp.
2.950%, 01/15/51	591,000	559,803

Bank of America Corp.
MTN, (4.330% to 03/15/49 then 3 month LIBOR + 1.520%), 4.330%, 03/15/50[1,3]	484,000	598,761

The Bank of New York Mellon Corp.
Series G, (4.700% to 09/20/25 then U.S. Treasury Yield Curve CMT 5 year + 4.358%), 4.700%, 09/20/25[1,2,3]	234,000	249,620

The Bank of Nova Scotia (Canada)
(SOFR + 0.610%), 0.660%, 09/15/26[3]	600,000	600,000

Boston Properties, LP
3.400%, 06/21/29	542,000	575,276

CIT Group, Inc.
6.125%, 03/09/28[4]	421,000	508,357

Crown Castle International Corp.
4.300%, 02/15/29	392,000	437,587

The Goldman Sachs Group, Inc.
Series U, (3.650% to 08/10/26 then U.S. Treasury Yield Curve CMT 5 year + 2.915%), 3.650%, 08/10/26[1,2,3]	15,000	14,850
Series S, (4.400% to 02/10/25 then U.S. Treasury Yield Curve CMT 5 year + 2.850%), 4.400%, 02/10/25[1,2,3]	343,000	345,230

Iron Mountain, Inc.
4.500%, 02/15/31[5]	270,000	272,886

JPMorgan Chase & Co.
(3.157% to 04/22/41 then SOFR + 1.460%), 3.157%, 04/22/42[1,3]	578,000	603,363

Morgan Stanley
(3 month LIBOR + 1.220%), 1.364%, 05/08/24[1,3]	595,000	602,271

SLM Corp.
3.125%, 11/02/26[4]	300,000	297,000

Starwood Property Trust, Inc.
5.500%, 11/01/23[5]	238,000	246,330

The Toronto-Dominion Bank (Canada)
(SOFR + 0.355%), 0.405%, 03/04/24[3]	592,000	592,323

Total Financials		8,127,850

Industrials - 29.5%

AECOM
5.125%, 03/15/27	235,000	255,996

	Principal Amount	Value

Alcoa Nederland Holding, B.V. (Netherlands)
4.125%, 03/31/29[5]	$230,000	$236,900

Aramark Services, Inc.
5.000%, 02/01/28[4,5]	284,000	293,585

Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.250%, 09/01/28[4,5]	400,000	395,510

Ashtead Capital, Inc.
1.500%, 08/12/26[4,5]	278,000	272,898

AT&T, Inc.
(3 month LIBOR + 1.180%), 1.381%, 06/12/24[3]	729,000	738,812

Berry Global, Inc.
5.625%, 07/15/27[5]	252,000	263,655

Block Financial LLC
3.875%, 08/15/30	124,000	132,670

Block, Inc.
2.750%, 06/01/26[5]	160,000	160,190

Broadcom, Inc.
1.950%, 02/15/28[5]	568,000	561,546

Centene Corp.
2.500%, 03/01/31	294,000	286,213

Central Garden & Pet Co.
4.125%, 10/15/30[4]	130,000	131,138

Charter Communications Operating LLC/Charter Communications Operating Capital
4.908%, 07/23/25	541,000	595,700

Clearwater Paper Corp.
4.750%, 08/15/28[5]	240,000	244,200

The Coca-Cola Co.
2.500%, 06/01/40	140,000	140,527

Cogent Communications Group, Inc.
3.500%, 05/01/26[5]	235,000	238,685

Comcast Corp.
4.150%, 10/15/28	514,000	583,509

CommonSpirit Health
3.347%, 10/01/29	541,000	575,289

CVS Health Corp.
5.125%, 07/20/45	490,000	636,933

Dana, Inc.
4.250%, 09/01/30	35,000	35,481
5.625%, 06/15/28[4]	377,000	400,563

Dell, Inc.
7.100%, 04/15/28[4]	235,000	294,416

Discovery Communications LLC
3.950%, 03/20/28	260,000	282,566

Elanco Animal Health, Inc.
5.900%, 08/28/28[6]	361,000	418,760

Fiserv, Inc.
4.200%, 10/01/28	516,000	578,449

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 29.5% (continued)

The Ford Foundation
Series 2020, 2.415%, 06/01/50	$548,000	$517,751

G-III Apparel Group, Ltd.
7.875%, 08/15/25[5]	220,000	234,079

GLP Capital LP/GLP Financing II Inc.
5.750%, 06/01/28	115,000	132,784

Hilton Domestic Operating Co., Inc.
4.875%, 01/15/30	218,000	232,988

Hudbay Minerals, Inc. (Canada)
4.500%, 04/01/26[4,5]	135,000	135,000

KB Home
4.800%, 11/15/29[4]	415,000	452,972

Kraft Heinz Foods Co.
4.250%, 03/01/31	510,000	579,931

Lumen Technologies Inc
5.625%, 04/01/25	246,000	260,199

Macy’s Retail Holdings, LLC
4.500%, 12/15/34	518,000	511,525

Merck & Co., Inc.
1.900%, 12/10/28[4]	598,000	600,815

MGM Resorts International
5.750%, 06/15/25[4]	365,000	392,831

Microsoft Corp.
2.525%, 06/01/50	589,000	574,386

MSCI, Inc.
3.250%, 08/15/33[5]	135,000	136,519

Murphy Oil USA, Inc.
4.750%, 09/15/29	22,000	23,155
5.625%, 05/01/27	257,000	267,280

Newell Brands, Inc.
4.700%, 04/01/26[6]	245,000	267,112

Nordstrom, Inc.
4.375%, 04/01/30[4]	581,000	586,104

Penn National Gaming, Inc.
5.625%, 01/15/27[5]	125,000	127,500

PulteGroup, Inc.
5.000%, 01/15/27[4]	424,000	481,579
5.500%, 03/01/26	85,000	96,647

Royal Caribbean Cruises, Ltd. (Liberia)
7.500%, 10/15/27[4]	253,000	292,595

Sysco Corp.
2.400%, 02/15/30	563,000	564,651

Travel + Leisure Co.
5.650%, 04/01/24[6]	412,000	437,750

United Rentals North America, Inc.
3.875%, 02/15/31	289,000	293,335

Verizon Communications, Inc.
3.875%, 02/08/29[4]	526,000	582,899

	Principal Amount	Value

Walgreens Boots Alliance, Inc.
4.800%, 11/18/44	$364,000	$437,733

Total Industrials		17,974,311

Utilities - 1.4%

Dominion Energy, Inc.
Series B, (4.650% to 12/15/24 then U.S. Treasury Yield Curve CMT 5 year + 2.993%), 4.650%, 12/15/24[1,2,3]	456,000	475,380

National Rural Utilities Cooperative Finance Corp.
1.350%, 03/15/31	438,000	402,484

Total Utilities		877,864

Total Corporate Bonds and Notes (Cost $26,648,969)		26,980,025

Municipal Bonds - 5.8%

California State General Obligation,
School Improvements
7.550%, 04/01/39	650,000	1,084,756

County of Miami-Dade FL Aviation
Revenue, Series C
4.280%, 10/01/41	675,000	740,284

Los Angeles Unified School District,
School Improvements
5.750%, 07/01/34	570,000	741,938

Massachusetts School Building Authority
Series B, 1.753%, 08/15/30	518,000	512,250

University of California, University & College Improvements Series BD, 3.349%, 07/01/29	380,000	417,496

Total Municipal Bonds (Cost $3,320,286)		3,496,724

U.S. Government and Agency Obligations - 44.1%

Fannie Mae - 19.9%

FNMA
2.000%, 08/01/50 to 09/01/50	562,136	561,420
2.500%, 07/01/33 to 05/01/50	577,257	596,834
3.000%, 08/01/50	217,168	227,203
3.500%, 02/01/33 to 07/01/50	4,277,168	4,583,345
4.000%, 12/01/33 to 01/01/51	2,902,510	3,159,301
4.500%, 04/01/39 to 08/01/50	1,770,720	1,941,053
5.000%, 07/01/47 to 08/01/50	952,483	1,063,412

Total Fannie Mae		12,132,568

Freddie Mac - 8.4%

FHLMC
2.000%, 08/01/50	169,342	169,456
2.500%, 10/01/34 to 08/01/50	1,152,720	1,191,307
3.000%, 03/01/50 to 03/01/51	1,475,843	1,543,488
4.000%, 07/01/48 to 09/01/50	490,905	532,304
4.500%, 10/01/41	593,596	653,435

FHLMC Gold Pool
3.500%, 02/01/30 to 04/01/46	918,454	985,706

Total Freddie Mac		5,075,696

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

U.S. Treasury Obligations - 15.8%

U.S. Treasury Bonds
1.875%, 02/15/51	$1,173,000	$1,160,537
2.250%, 05/15/41	1,732,000	1,819,141
2.500%, 02/15/46	540,000	596,510
3.125%, 05/15/48	476,000	594,888
5.000%, 05/15/37	821,000	1,195,036
6.750%, 08/15/26	1,929,000	2,404,167

U.S. Treasury Notes
1.625%, 02/15/26	813,000	826,974
2.125%, 09/30/24	558,000	576,222
2.875%, 05/15/28	426,000	464,124

Total U.S. Treasury Obligations		9,637,599

Total U.S. Government and Agency Obligations (Cost $26,873,703)		26,845,863

Foreign Government Obligation - 0.6%

The Korea Development Bank (South Korea)
0.500%, 10/27/23
(Cost $345,470)	346,000	342,923

Short-Term Investments - 2.4%

Joint Repurchase Agreements - 2.4%[7]

Citigroup Global Markets, Inc., dated 12/31/21, due 01/03/22, 0.060% total to be received $481,524 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 3.500%, 02/15/22 - 12/20/51, totaling $491,152)	481,522	481,522

	Principal Amount	Value

RBC Dominion Securities, Inc., dated 12/31/21, due 01/03/22, 0.050% total to be received $1,000,004 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 05/15/22 - 12/01/51, totaling $1,020,000)	$1,000,000	$1,000,000

Total Joint Repurchase Agreements		1,481,522

Total Short-Term Investments (Cost $1,481,522)		1,481,522

Total Investments - 97.2% (Cost $58,669,950)		59,147,057

Other Assets, less Liabilities - 2.8%		1,702,877

Net Assets - 100.0%		$60,849,934

[1]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.

[2]	Perpetuity Bond. The date shown represents the next call date.

[3]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]

Some of these securities, amounting to $5,203,772 or 8.6% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[5]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of these securities amounted to $3,819,483 or 6.3% of net assets.

[6]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[7]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

CMT         Constant Maturity Treasury

FHLMC   Freddie Mac

FNMA     Fannie Mae

LIBOR     London Interbank Offered Rate

MTN        Medium-Term Note

SOFR      Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Corporate Bonds and Notes†	–	$26,980,025	–	$26,980,025

Municipal Bonds†	–	3,496,724	–	3,496,724

U.S. Government and Agency Obligations†	–	26,845,863	–	26,845,863

Foreign Government Obligation	–	342,923	–	342,923

Short-Term Investments

Joint Repurchase Agreements	–	1,481,522	–	1,481,522

Total Investments in Securities	–	$59,147,057	–	$59,147,057

†

All corporate bonds and notes, municipal bonds, and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes, municipal bonds, and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG GW&K High Income Fund (the “Fund”) Class N shares returned 3.67% during the year ended December 31, 2021, compared to the 4.11% return for the Bloomberg Barclays U.S. High Yield 1–5 Year Ba Index.

MARKET OVERVIEW

In the first quarter of 2021, fixed income markets posted their worst returns since 1981 amid a sharp rebound in growth expectations and burgeoning fears of higher inflation. The success of the nationwide vaccine rollout, a rapidly healing labor market, and swelling consumer confidence continued to drive the reflation narrative. Further support came in the form of a $1.9 trillion fiscal stimulus package on top of a commitment to ultra-loose monetary policy from the U.S. Federal Reserve (the “Fed”). And beyond that, investors were confronted with the possibility of yet more fiscal support with a proposal of more than $2 trillion of infrastructure spending. This combination of factors amounted to nothing less than a wholesale regime shift for a bond market that until just a few months ago struggled with an anemic growth outlook and fears of deflation. Nevertheless, worries over new variants, challenged vaccine rollouts, and isolated instances of supply constraints might present challenges in the months ahead.

Fixed income markets rebounded solidly in the second quarter following their worst selloff in decades. The most prominent catalyst behind the first quarter rout—the threat of sharply faster economic growth and elevated inflation—proved far less menacing in light of lackluster data and a less dovish Fed. In addition to the overhang of COVID-19, including fears of new variants and the elusiveness of herd immunity, signs began to emerge that the pace of the recovery had peaked. Nonfarm payrolls posted successive disappointments, the manufacturing resurgence stalled, and retail sales slipped. Some of the more sensational commodity price spikes began to roll over as well, casting further doubt over the persistence of recent inflationary pressures. None of this suggested that the recovery is off track, but the bond market’s stubborn resilience points to a marked revision of the timeframe for normalization.

Fixed income markets were essentially unchanged in the third quarter despite a steady succession of headlines related to COVID-19, geopolitics, and price increases. Bond investors’ largely sanguine response to these challenges suggested they have been able to look beyond near-term headwinds toward the next stage of the recovery. The delta variant drove a massive surge in cases across much of the U.S., even as new prevention and treatment options continued to emerge and data suggest cases have crested. Chinese authorities enacted assertive regulatory changes and pursued efforts to reduce systemic leverage, while nevertheless framing both as necessary to achieve long-term stability and prosperity. Supply-chain constraints, energy shortages, and limited labor availability threatened to weigh on growth around the world, but there have been few indications that these market failures reflect any weakness in aggregate demand. On balance, these various obstacles seem to have been relegated to the category of one-time items, and the bond market has demonstrated little concern that they represent a meaningful threat to the current trading regime.

Fixed income markets were effectively flat in the fourth quarter, despite major narrative shifts with respect to inflation, monetary policy, and COVID-19. Signs of easing supply-chain pressures and continued labor market normalization were not enough to quell concerns about rising inflation, which is at its highest level in almost 40 years. The Fed executed a “hawkish pivot” in acknowledging more persistent inflationary forces and signaled its intention to respond accordingly. The extremely contagious omicron variant rapidly established itself as the dominant strain around the globe, forcing a reappraisal of reopening timelines and reviving the specter of lockdowns and healthcare rationing. Ironically, the combined effect of these various forces essentially netted to zero; solid economic data and a broadly constructive outlook from the Fed were met with the prospect of tightening financial conditions and growth fears posed by omicron. But trading overall was orderly, and after the last two years investors seemed well practiced at looking past near-term volatility toward the next stage of a return to normalcy.

FUND REVIEW

The Fund underperformed during its fiscal year mainly because of its duration and curve positioning. The Fund’s duration was longer than that of the benchmark, which detracted from returns in the rising rate environment. In addition, an overweight to the 3- to 5-year part of the curve served as a drag on performance as longer tenors endured the worst returns. The Fund’s overweight to this segment was due to more attractive yield and bond roll versus shorter segments. The overall allocation effect was a modest negative, but this was mostly due to a small amount of cash being a drag in an upward market. However, the decisions to have a moderate out-of-benchmark allocation to investment grade corporates and B-rated bonds were additive. Security selection was the main contributor to performance and came from a range of areas. Inclusion of out-of-benchmark preferreds was a positive, as was selection in energy, basic industry, consumer cyclicals, and transportation. Selection in real estate investment trusts and communications lagged.

OUTLOOK

The meaningful shift in the Fed’s reaction function–in addition to potentially elevated inflation pressure in the near term—suggest front-end maturities could face a challenging 2022. Farther out the curve, however, the outlook is less clear. With the Fed projecting a terminal rate near 2.5% and the market pricing in a ceiling closer to 1.75%, any fluctuation in this differential is likely to impact longer maturities most acutely as investors weigh the potential for a policy error. In light of these various moving pieces and projections, we believe the bias in rates is to the upside and consequently we are broadly shorter than our benchmark. With respect to curve positioning, we think risks are fairly balanced. We have only a small underweight to long maturities because we see a more appealing risk profile in intermediates, which offer attractive carry and roll with less exposure to potential volatility as rates move higher.

In light of our constructive fundamental outlook for the credit market and still-supportive market technicals, we believe the corporate credit space offers attractive value. Additionally, with Treasury rates at historically low levels, corporates offer a competitive yield and the potential for spread compression in a rising-rate environment. While we are on guard against the potential for elevated M&A and an increased focus on shareholder returns, we see value in credit improvement stories within the investment grade space. In high yield, we favor crossover stories trading wide of investment grade peers while avoiding some of the more cyclical industries where we think good news is already reflected in spreads.

The views expressed represent the opinions of GW&K Investment Management, LLC and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K High Income Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K High Income Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K High Income Fund’s Class N shares on December 31, 2011, to a $10,000 investment made in the Bloomberg U.S. High Yield 1-5 Year Ba Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K High Income Fund and the Bloomberg U.S. High Yield 1-5 Year Ba Index for the same time periods ended December 31, 2021.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K High Income Fund2, [3,4,5,6,7]
Class N	3.67%	5.81%	3.77%	4.97%	03/25/94

Class I	–	–	–	3.68%	03/15/21
Bloomberg U.S. High Yield 1-5 Year Ba Index[8]	4.11%	5.17%	5.77%	–	03/ 25/94	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

† Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2021. All returns are in U.S. dollars($).

[2] From time to time the Fund’s advisor has waived it’s fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]   As of December 4, 2020, the Fund’s subadvisor was changed to GW&K Investment Management, LLC. Prior to December 4, 2020, the Fund was known as the AMG Managers Global Income Opportunity Fund, and had different principal investment strategies and corresponding risks. Performance shown for periods prior to December 4, 2020 reflects the performance and investment strategies of the Fund’s previous subadvisor, Loomis, Sayles & Company, L.P. The Fund’s past performance would have been different if the Fund were managed by the current subadvisor and strategy, and the Fund’s prior performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

[4]   The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[5]   Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[6]   High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[7] The issuer of the bonds may not be able to meet interest or principal payments when the bonds come due.

[8]   The Bloomberg U.S. High Yield Ba 1-5 Year Index, a subset of the Bloomberg High Yield Index, is an unmanaged index comprised of fixed rate, publicly issued, non-investment grade debt registered with the Securities and Exchange Commission (SEC) where the middle rating of Moody’s, S&P and Fitch is BB and maturities range from 1 to 5 years. Unlike the Fund, the Bloomberg U.S. High Yield Ba 1-5 Year Index is unmanaged, is not available for investment and does not incur expenses.

AMG GW&K High Income Fund Portfolio Manager’s Comments (continued)

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund. Not FDIC insured, nor bank guaranteed. May lose value

AMG GW&K High Income Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Corporate Bonds and Notes	96.8

Short-Term Investments[1]	11.0

Other Assets Less Liabilities[2]	(7.8)

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.

[2]	Includes repayment of cash collateral on security lending transactions.

Rating	% of Market Value[1]

Baa/BBB	19.3

Ba/BB	66.0

B	14.7

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Starwood Property Trust, Inc., 4.750%, 03/15/25	2.2

Telecom Italia S.P.A., 5.303%, 05/30/24 (Italy)	2.0

Ford Motor Co., 4.346%, 12/08/26	1.9

Ovintiv Exploration Inc, 5.625%, 07/01/24	1.8

Service Properties Trust, 7.500%, 09/15/25	1.8

Apache Corp., 4.625%, 11/15/25	1.8

OneMain Finance Corp., 7.125%, 03/15/26	1.5

Ball Corp., 5.250%, 07/01/25	1.5

Citigroup, Inc., 3.875%, 02/18/26	1.5

DCP Midstream Operating LP, 5.375%, 07/15/25	1.4

Top Ten as a Group	17.4

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K High Income Fund Schedule of Portfolio Investments December 31, 2021

	Principal Amount	Value

Corporate Bonds and Notes - 96.8%

Financials - 17.8%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 1.650%, 10/29/24	$150,000	$149,728

Ally Financial, Inc.
Series B (4.700% to 05/15/26 then U.S. Treasury Yield Curve CMT 5 year + 3.868%), 4.700%, 05/15/26[1,2,3]	190,000	197,125

American Express Co.
(3.550% to 09/15/26 then U.S. Treasury Yield Curve CMT 5 year + 2.854%), 3.550%, 09/15/26[1,2,3]	205,000	205,359

The Charles Schwab Corp.
Series I (4.000% to 06/01/26 then U.S. Treasury Yield Curve CMT 5 year + 3.168%), 4.000%, 06/01/26[1,2,3]	241,000	245,820

Citigroup, Inc.
(3.875% to 02/18/26 then U.S. Treasury Yield Curve CMT 5 year + 3.417%), 3.875%, 02/18/26[1,2,3]	310,000	310,000

MetLife, Inc.
Series G (3.850% to 09/15/25 then U.S. Treasury Yield Curve CMT 5 year + 3.576%), 3.850%, 09/15/25[1,2,3,4]	189,000	192,780

Morgan Stanley
Series M (5.875% to 09/15/26 then 3 month LIBOR + 4.435%), 5.875%, 09/15/26[1,2,3,4]	210,000	236,638

Navient Corp.
6.125%, 03/25/24	193,000	205,786

OneMain Finance Corp.
7.125%, 03/15/26	275,000	313,500

SBA Communications Corp.
3.875%, 02/15/27	180,000	185,400

Service Properties Trust
7.500%, 09/15/25	360,000	390,037

SLM Corp.
4.200%, 10/29/25	286,000	298,870

Starwood Property Trust, Inc.
4.750%, 03/15/25	446,000	463,840

VICI Properties LP/VICI Note Co., Inc.
3.500%, 02/15/25[4,5]	120,000	121,800
4.250%, 12/01/26[5]	85,000	88,525

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.500%, 03/01/25[5]	185,000	190,550

Total Financials		3,795,758

	Principal Amount	Value
Industrials - 77.0%

AECOM
5.125%, 03/15/27	$184,000	$200,439

Alcoa Nederland Holding BV (Netherlands)
6.125%, 05/15/28[5]	200,000	215,250

Allegheny Technologies, Inc.
4.875%, 10/01/29	156,000	156,156

American Airlines Inc/AAdvantage Loyalty IP, Ltd.
5.500%, 04/20/26[5]	235,000	244,371

American Axle & Manufacturing, Inc.
6.250%, 03/15/26	164,000	167,485

Apache Corp.
4.625%, 11/15/25	351,000	376,886

Aramark Services, Inc.
5.000%, 02/01/28[4,5]	100,000	103,375

ArcelorMittal, S.A. (Luxembourg)
4.250%, 07/16/29[4]	181,000	198,183

Avient Corp.
5.750%, 05/15/25[5]	140,000	145,950

Ball Corp.
5.250%, 07/01/25	283,000	312,007

Bath & Body Works, Inc.
6.694%, 01/15/27	135,000	155,250

Block, Inc.
2.750%, 06/01/26[5]	210,000	210,250

Caesars Entertainment, Inc.
6.250%, 07/01/25[5]	185,000	194,181

CDW LLC/CDW Finance Corp.
5.500%, 12/01/24	145,000	158,890

Clearwater Paper Corp.
5.375%, 02/01/25[5]	255,000	275,400

Cogent Communications Group, Inc.
3.500%, 05/01/26[5]	200,000	203,136

Continental Resources, Inc.
4.375%, 01/15/28	138,000	149,185

Crown Cork & Seal Co., Inc.
7.375%, 12/15/26	205,000	247,281

CSC Holdings LLC
5.250%, 06/01/24	167,000	173,680

Dana, Inc.
5.625%, 06/15/28	100,000	106,250

DCP Midstream Operating LP
5.375%, 07/15/25	276,000	301,530

Delta Air Lines, Inc.
7.375%, 01/15/26[4]	251,000	295,502

DISH DBS Corp.
7.750%, 07/01/26	175,000	184,625

Embraer Netherlands Finance BV (Netherlands)
5.050%, 06/15/25	220,000	227,425

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 77.0% (continued)

Encompass Health Corp.
4.500%, 02/01/28	$191,000	$196,491

FMG Resources August 2006 Pty, Ltd. (Australia)
5.125%, 05/15/24[5]	135,000	143,100

Ford Motor Co.
4.346%, 12/08/26	364,000	397,033
5.291%, 12/08/46	88,000	103,422

Fortress Transportation and Infrastructure Investors LLC
6.500%, 10/01/25[5]	175,000	180,906

G-III Apparel Group, Ltd.
7.875%, 08/15/25[5]	180,000	191,519

The Goodyear Tire & Rubber Co.
4.875%, 03/15/27	283,000	299,626

Griffon Corp.
5.750%, 03/01/28	100,000	103,883

Hanesbrands, Inc.
4.875%, 05/15/26[5]	170,000	181,687

HCA, Inc.
5.375%, 02/01/25	192,000	211,008

Hexcel Corp.
4.950%, 08/15/25[6]	168,000	183,211

Hilton Domestic Operating Co., Inc.
4.875%, 01/15/30	98,000	104,738

Howmet Aerospace, Inc.
6.875%, 05/01/25	212,000	243,739

Hudbay Minerals, Inc. (Canada)
4.500%, 04/01/26[5]	300,000	300,000

IEA Energy Services LLC
6.625%, 08/15/29[5]	45,000	44,449

KB Home
4.000%, 06/15/31	95,000	98,563

Kraft Heinz Foods Co.
4.375%, 06/01/46	86,000	100,706

Lumen Technologies Inc
5.625%, 04/01/25	279,000	295,104

Macy’s Retail Holdings, LLC
3.625%, 06/01/24[4]	139,000	142,127
4.500%, 12/15/34	107,000	105,663

Matador Resources Co.
5.875%, 09/15/26	250,000	257,500

Mattel, Inc.
3.375%, 04/01/26[5]	240,000	246,125

MercadoLibre, Inc.
2.375%, 01/14/26	200,000	194,502

Meritage Homes Corp.
6.000%, 06/01/25	163,000	181,745

Meritor, Inc.
6.250%, 06/01/25[5]	260,000	271,050

	Principal Amount	Value

Methanex Corp. (Canada)
5.125%, 10/15/27	$200,000	$210,000

MGM Resorts International
5.750%, 06/15/25[4]	233,000	250,766

Mueller Water Products, Inc.
4.000%, 06/15/29[5]	200,000	202,000

Newell Brands, Inc.
4.875%, 06/01/25	180,000	196,200

Nordstrom, Inc.
4.000%, 03/15/27[4]	282,000	283,410

Novelis Corp.
3.250%, 11/15/26[5]	210,000	211,837

NuStar Logistics LP
5.625%, 04/28/27	113,000	119,497
5.750%, 10/01/25	115,000	123,754

Occidental Petroleum Corp.
3.400%, 04/15/26	205,000	210,264

Ovintiv Exploration Inc
5.625%, 07/01/24	356,000	391,878

Owens-Brockway Glass Container, Inc.
6.375%, 08/15/25[4,5]	220,000	237,050

Penn National Gaming, Inc.
4.125%, 07/01/29[4,5]	200,000	194,000

Penske Automotive Group, Inc.
3.500%, 09/01/25[4]	192,000	196,320

Prime Security Services Borrower LLC/Prime Finance, Inc.
5.750%, 04/15/26[5]	250,000	268,417

PTC, Inc.
3.625%, 02/15/25[5]	295,000	299,056

QVC, Inc.
4.750%, 02/15/27	204,000	209,765

Royal Caribbean Cruises, Ltd. (Liberia)
7.500%, 10/15/27[4]	181,000	209,326

Sally Holdings LLC/Sally Capital, Inc.
8.750%, 04/30/25[5]	130,000	138,450

Sealed Air Corp.
5.500%, 09/15/25[5]	200,000	221,250

Silgan Holdings, Inc.
4.125%, 02/01/28	153,000	156,251

Southwestern Energy Co.
6.450%, 01/23/25	47,000	51,653

Sprint Corp.
7.125%, 06/15/24	169,000	189,729

Telecom Italia S.P.A. (Italy)
5.303%, 05/30/24[5]	400,000	420,984

Tenet Healthcare Corp.
4.875%, 01/01/26[5]	190,000	195,155

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 77.0% (continued)

Teva Pharmaceutical Finance Netherlands III (Netherlands)
2.800%, 07/21/23	$200,000	$200,693

TransDigm, Inc.
6.250%, 03/15/26[5]	190,000	197,481

Travel + Leisure Co.
5.650%, 04/01/24[6]	181,000	192,312

United Airlines Holdings, Inc.
5.000%, 02/01/24	290,000	300,150

United States Steel Corp.
6.875%, 03/01/29[4]	94,000	101,168

Wabash National Corp.
4.500%, 10/15/28[5]	155,000	156,550

WESCO Distribution, Inc.
7.250%, 06/15/28[5]	100,000	109,625

Western Midstream Operating LP
4.650%, 07/01/26	184,000	200,265

Total Industrials		16,425,840

Utilities - 2.0%

NRG Energy, Inc.
5.250%, 06/15/29[5]	185,000	198,206

SM Energy Co.
5.625%, 06/01/25	217,000	218,628

Total Utilities		416,834

Total Corporate Bonds and Notes
(Cost $20,559,924)		20,638,432

	Principal Amount	Value
Short-Term Investments - 11.0%

Joint Repurchase Agreements - 11.0%[7]

Bank of America Securities, Inc., dated 12/31/21,due 01/03/22, 0.050% total to be received $1,000,004 (collateralized by various U.S. Government Agency Obligations, 1.000% - 5.000%, 09/01/28 - 01/01/61, totaling $1,020,000)	$1,000,000	$1,000,000

Morgan, Stanley & Co. LLC, dated 12/31/21, due 01/03/22, 0.050% total to be received $340,363 (collateralized by various U.S. Government Agency Obligations, 2.000% - 8.000%, 11/01/22 - 01/01/52, totaling $347,169)	340,362	340,362

RBC Dominion Securities, Inc., dated 12/31/21, due 01/03/22, 0.050% total to be received $1,000,004 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 05/15/22 - 12/01/51, totaling $1,020,000)	1,000,000	1,000,000

Total Joint Repurchase Agreements		2,340,362

Total Short-Term Investments
(Cost $2,340,362)		2,340,362

Total Investments - 107.8%
(Cost $22,900,286)		22,978,794

Other Assets, less Liabilities - (7.8)%		(1,655,082)

Net Assets - 100.0%		$21,323,712

[1]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2021. Rate will reset at a future date.

[2]	Perpetuity Bond. The date shown represents the next call date.

[3]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]

Some of these securities, amounting to $2,660,400 or 12.5% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[5]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of these securities amounted to $6,601,685 or 31.0% of net assets.

[6]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[7]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Corporate Bonds and Notes†	–	$20,638,432	–	$20,638,432

Short-Term Investments

Joint Repurchase Agreements	–	2,340,362	–	2,340,362

Total Investments in Securities	–	$22,978,794	–	$22,978,794

†

All corporate bonds and notes held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2021, AMG GW&K Municipal Bond Fund (the “Fund”) Class N shares returned 0.10%, compared to the 0.96% return for its benchmark, the Bloomberg 10-Year Municipal Bond Index (the “Index”).

Municipal bonds fared better than most fixed income alternatives in the first quarter, but ultimately could not escape the gravitational pull of a bond market selloff that saw Treasury yields surge to their highest levels of the pandemic era. The major catalyst came in January, when the Democrats unexpectedly secured control of the U.S. Senate, clearing the way to add a $1.9 trillion fiscal stimulus package to an economy already buoyed by the momentum of a successful vaccine rollout. Investors responded quickly, repositioning for a sharp acceleration in growth and a revival of long-dormant inflationary pressures. The yield on the 10-year U.S. Treasury shot up 82 basis points over the first quarter and the curve steepened significantly, as the futures market pulled forward by a year; the date of a first rate hike. But the U.S. Federal Reserve (the “Fed”) pledged patience and dismissed pricing pressures as temporary. While inflation expectations had pushed to decade-highs, policymakers emphasized that over half of the increase in nominal yields was driven by a surge in real rates, a welcome reflection of investor confidence in the recovery.

That followed with solid gains from municipal bonds in the second quarter, riding the coattails of a Treasury rally that reversed much of the first quarter selloff in bonds. In many ways, the rebound in the broader market went against the grain of events. After all, during the quarter, unprecedented fiscal stimulus made its way through the economy, with the White House pushing aggressively for even more. A vaccine-led recovery across the U.S. unleashed a mountain of pent-up savings amid easing lockdowns, fueling an acceleration in growth. Inflation readings jumped to levels not seen in two decades, as job openings surged to record highs and supply chain disruptions caused widespread shortages. And yet, Treasury yields declined anyway. Disappointing employment data and a deceleration in retail sales and manufacturing activity called into question the strength of the recovery. Fiscal spending initiatives met stiff resistance in Congress. And the Fed surprised investors by easing off its ultra-accommodative stance on rates and asset purchases, signaling two quarter point hikes in 2023 and setting the stage for a future discussion on tapering. This combination of less-robust growth and a more vigilant Fed led to a significant flattening of the yield curve.

Modest losses for municipal bonds followed in the third quarter, driven by a late-September selloff in Treasuries. For most of the summer, broader rates remained low and traded within a narrow range, despite solid economic data and rising inflation prints. The market, it appeared, was more focused on the longer term, taking supply-chain disruptions in stride and buying into the Fed’s argument that price increases would ultimately prove “transitory.” The spread of the delta variant also helped to keep a lid on rates, as concerns about delayed reopenings dialed back expectations over the pace for global growth. But the markets received a jolt from the September FOMC meeting when a less dovish Fed indicated that the tapering program was likely to begin in November and finish next summer. Further, the accompanying dot plot reflected a more aggressive path for rate hikes, with liftoff potentially beginning next year, followed by three more hikes in both 2023 and 2024. The yield on the 10-year Treasury reacted with the single largest one-day jump since February. Meanwhile, Congress found it increasingly difficult to reach consensus on the infrastructure deal, which has been put on hold pending the outcome of a more contentious $3.5 trillion social policy bill. A debt ceiling debate and threats of a government shutdown only added to the apprehension and uncertainty. Over the final eight days of September, the 10-year Treasury yield rose nearly 20 basis points to finish roughly unchanged for the third quarter.

Municipal bonds posted mixed returns in the fourth quarter; short maturities barely broke even, held back by the potential for an accelerated rate-hike cycle, while the long end rallied on declining growth expectations. Municipal bonds outperformed Treasuries across the entire curve, buoyed by a strong technical environment that had been in place all year. The broader market, meanwhile, experienced its second major selloff of 2021, though most of the losses were likewise concentrated at the short end, while the long end saw solid gains. Back in the first quarter, the long end had led the slide, as investors repositioned during the so-called “reflation trade.” This time around, the results reflected a market trying to juggle elevated growth and inflation against tighter monetary policy, less fiscal stimulus and the damping effects of the omicron variant. With inflation topping 40-year highs, the Fed executed a well-telegraphed hawkish pivot, doubling the pace of its expected taper and signaling as many as six quarter-point rate hikes over the next two years. The “transitory” moniker was also dropped from the policy statement, a nod to the reality that the spike in price increases is expected to linger far longer than originally anticipated. While two-year rates jumped 45 basis points over the quarter in reaction to the new messaging, 10-year rates were essentially unchanged. Whereas the 30-year rallied 14 basis points, an indication that investors believe the Fed will either succeed in keeping inflation at bay or damage the economy in trying.

Municipals charted their own path through the end of the year, largely ignoring the volatility in the Treasury market. After a brief hiccup in October, the market regained its footing in November and December. The catalyst was a seasonal boost in reinvestment flows against a backdrop of stable to falling issuance. In Washington, the House passed a version of the Build Back Better legislation, but left out key provisions that the municipal bond market lobbied hard for, including one that would have restored tax-exempt advanced refunding transactions. With that provision off the table, it seemed clear that the scarcity premium enjoyed by tax-exempt paper would persist further, an impression reinforced by the subsequent rally in municipals even while the Treasury market was in the midst of a pre-Thanksgiving Day slide. Meanwhile, the fundamental momentum remained intact. In November, Congress finally passed the bipartisan infrastructure bill, shoring up existing funding commitments and adding new federal grants to be used by all levels of government. Tax receipts continued to pour into state and local coffers, while outsized stock market gains helped bolster the funded status of pension systems across the board. Through the end of the year, the municipal curve mimicked the flattening of the Treasury curve, though short tax-exempt rates were up far less than their taxable counterparts, while longer-term yields fell by more. Those dynamics capped a year of outperformance that enabled municipal bonds to stand as one of the few investment-grade fixed income sectors to post positive returns for 2021.

Amid this backdrop, the Fund underperformed the Index for the year. The Fund’s higher quality bias was a negative as credit spreads tightened, particularly for BBB-rated securities. An overweight to the

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (continued)

transportation sector and shift in yield curve positioning in February were positive contributors for the year.

From both a technical and fundamental perspective, the municipal bond market enters 2022 on a solid footing. The biggest questions moving forward involve valuation and the pace of improvement from here. After a year that saw a record $100 billion pour into industry mutual funds, it’s hard to envision a material increase in retail demand. The same can be said for credit spreads, which blew out dramatically during the early days of the lockdown but have since rallied back to post-2007 tights. Even nominal rates, though well above the historical lows reached in the summer of 2020, begin the year at levels that would have been all-time lows before the onset of the pandemic. The resilience of municipal bonds in the face of broader weakness has left relative value ratios nearly two standard deviations rich to their long-term averages. And yet the case for municipals remains compelling when you consider where we are in the market cycle. With asset valuations at record highs, investors would be well advised to remember the low correlation of municipal bonds with riskier securities, like equities, commodities, real estate and high yield. Backed by unprecedented federal support, conservative budgeting and its status as one of the few high-quality tax shelters, municipal bonds are in good shape to weather any repricing in the broader markets. To be sure, investors are currently paying a meaningful premium for such an attractive and reliable haven, but with few things as valuable as sleeping well at night, that shouldn’t come as much of a surprise.

The views expressed represent the opinions of GW&K Investment Management, LLC and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Municipal Bond Fund’s Class N shares on December 31, 2011, to a $10,000 investment made in the Bloomberg 10-Year Municipal Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Bond Fund and the Bloomberg 10-Year Municipal Bond Index for the same time periods ended December 31, 2021.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years

AMG GW&K Municipal Bond Fund2, [3,4,5,6,7]

Class N	0.10%	3.33%	2.88%

Class I	0.43%	3.66%	3.27%

Bloomberg 10-Year Municipal Bond Index[8]	0.96%	4.27%	3.69%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2021. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and

   fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall. An increase in interest rates typically cause the value of bonds and other fixed securities to fall.

[4] Factors unique to the municipal bond market may negatively affect the value of municipal bonds.

[5] Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

[6] Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[7] Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[8] The Bloomberg 10-Year Municipal Bond Index is the 10 Year (8-12) component of the Municipal Bond index. It is a rules-based, market-value-weighted index engineered for the tax-exempt bond market. The Index tracks general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds rated Baa3/BBB- or higher by at least two of the ratings agencies: Moody’s, S&P, Fitch. Unlike the Fund, the Bloomberg 10-Year Municipal Bond Index is unmanaged, is not available for investment and does not incur expenses.

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Municipal Bond Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Transportation	29.6

Utilities	26.8

General Obligation	19.7

Medical	9.2

Water	5.8

Education	4.6

Power	1.5

Tobacco Settlement	0.7

Industrial Development	0.7

Short-Term Investments	4.4

Other Assets Less Liabilities	(3.0)

Rating	% of Market Value[1]

Aaa/AAA	29.5

Aa/AA	43.8

A	21.0

Baa/BBB	5.7

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Hampton Roads Transportation Accountability Commission, Series A, Series A, Revenue, 5.000%, 07/01/26	2.4

Wisconsin State Revenue, Department of Transportation, Series 2, Series 2, 5.000%, 07/01/29	1.9

North Carolina State Limited Obligation, Series B, Series B, 5.000%, 05/01/28	1.4

Iowa Finance Authority, State Revolving Fund Green Bond, 5.000%, 08/01/30	1.4

Metropolitan Transportation Authority, Transit Revenue, Green Bond, Series B, Series B, 5.000%, 11/15/27	1.3

State of California, General Obligation, 5.000%, 11/01/30	1.1

State of Maryland, Department of Transportation, 5.000%, 09/01/29	1.1

State of Maryland, Department of Transportation, 5.000%, 10/01/28	1.1

State of New Jersey, Series A, 5.000%, 06/01/29	1.1

New York City Transitional Finance Authority Building Aid Revenue, Series S, Series 1A, Revenue, 5.000%, 07/15/32	1.1

Top Ten as a Group	13.9

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments December 31, 2021

	Principal Amount	Value

Municipal Bonds - 98.6%

Alabama - 0.7%

Alabama Public School and College Authority, Series A
5.000%, 11/01/34	$7,500,000	$9,861,164

Arizona - 2.7%

Arizona Department of Transportation State Highway Fund Revenue
5.000%, 07/01/28	5,040,000	5,991,516

Arizona Industrial Development Authority
5.000%, 02/01/32	1,450,000	1,946,108
5.000%, 02/01/35	1,700,000	2,256,052
5.000%, 02/01/36	1,800,000	2,381,927
5.000%, 02/01/37	1,905,000	2,514,710

Arizona Water Infrastructure Finance Authority, Water Quality Revenue, Series A 5.000%, 10/01/26	10,000,000	11,241,938

Salt River Project Agricultural Improvement & Power District
5.000%, 01/01/27	3,000,000	3,640,618
5.000%, 01/01/28	2,625,000	3,269,607
5.000%, 01/01/29	2,500,000	3,193,543

Total Arizona		36,436,019

California - 11.2%

California Municipal Finance Authority, Community Medical Centers, Series A
5.000%, 02/01/27	950,000	1,150,857
5.000%, 02/01/30	1,630,000	1,957,709
5.000%, 02/01/31	900,000	1,080,005
5.000%, 02/01/32	1,855,000	2,222,756

California State Public Works Board
5.000%, 02/01/31	3,500,000	4,663,931

California State Public Works Board, Series A
5.000%, 02/01/30	3,500,000	4,563,105
5.000%, 02/01/32	3,500,000	4,756,455
5.000%, 08/01/33 [1]	5,000,000	6,574,537
5.000%, 08/01/34 [1]	2,750,000	3,608,764
5.000%, 08/01/35 [1]	2,500,000	3,275,189

California State Public Works Board, Series C
5.000%, 08/01/30 [1]	2,785,000	3,484,573
5.000%, 08/01/31 [1]	2,560,000	3,263,788
5.000%, 08/01/32 [1]	2,750,000	3,492,133
5.000%, 08/01/33 [1]	3,000,000	3,802,919

City of Los Angeles Department of Airports, Series C
5.000%, 05/15/30	10,515,000	13,583,803

Los Angeles County Public Works Financing Authority, Series G
5.000%, 12/01/30 [1]	1,750,000	2,237,923
5.000%, 12/01/31 [1]	1,500,000	1,953,916
5.000%, 12/01/32 [1]	1,875,000	2,435,082

Los Angeles Unified School District, Series A
5.000%, 07/01/28	5,000,000	6,309,182

	Principal Amount	Value

San Francisco City & County Airport Commission, San Francisco International Airport, Series A
5.000%, 05/01/34	$5,010,000	$6,249,182
5.000%, 05/01/35	5,800,000	7,223,399

San Francisco City & County Airport Comm-San Francisco International Airport, Series A
5.000%, 05/01/32	3,000,000	3,931,202

State of California
5.000%, 08/01/29	7,235,000	8,622,509
5.000%, 09/01/29	5,075,000	6,063,321
5.000%, 11/01/30	11,575,000	15,421,184
5.000%, 09/01/31	8,000,000	10,878,690
5.000%, 04/01/32	5,000,000	6,866,463

University of California, Series S
5.000%, 05/15/36 [1]	3,000,000	4,022,462
5.000%, 05/15/37 [1]	3,000,000	4,005,723
5.000%, 05/15/38 [1]	3,000,000	3,994,483

Total California		151,695,245

Colorado - 1.0%

Colorado Health Facilities Authority, Series A
5.000%, 01/01/28	2,545,000	3,148,121
5.000%, 01/01/29	4,175,000	5,281,497
5.000%, 08/01/33	4,260,000	5,364,673

Total Colorado		13,794,291

Connecticut - 4.3%

Connecticut State Health & Educational Facilities Authority
5.000%, 07/01/31 [1]	6,205,000	7,923,461
5.000%, 07/01/33 [1]	2,750,000	3,539,557
5.000%, 07/01/34 [1]	3,100,000	3,981,706

State of Connecticut Special Tax Revenue
5.000%, 05/01/28	3,000,000	3,752,640

State of Connecticut Special Tax Revenue, Transportation Infrastructure
5.000%, 01/01/30	10,180,000	12,570,139

State of Connecticut Special Tax Revenue, Series B
5.000%, 10/01/35	7,500,000	9,405,236

State of Connecticut Special Tax Revenue, Series C
5.000%, 01/01/28	1,000,000	1,240,275
5.000%, 01/01/29	1,000,000	1,268,113
5.000%, 01/01/30	1,000,000	1,295,951
5.000%, 01/01/31	1,000,000	1,324,002
5.000%, 01/01/32	1,000,000	1,347,516

State of Connecticut, Series A
5.000%, 01/15/31	7,650,000	9,881,686

Total Connecticut		57,530,282

Delaware - 0.3%

Delaware River & Bay Authority
5.000%, 01/01/31 [1]	1,000,000	1,254,446
5.000%, 01/01/32 [1]	1,040,000	1,326,839
5.000%, 01/01/33 [1]	1,100,000	1,399,437

Total Delaware		3,980,722

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

District of Columbia - 2.6%

District of Columbia, Series A
5.000%, 06/01/30	$6,020,000	$7,129,746

District of Columbia, Series B
5.000%, 10/01/28	7,100,000	9,025,537
5.000%, 06/01/31	10,080,000	12,578,199

Washington Convention & Sports Authority, Series A
5.000%, 10/01/27	5,475,000	6,710,152

Total District of Columbia		35,443,634

Florida - 4.2%

Central Florida Expressway Authority
5.000%, 07/01/28	4,460,000	5,618,156

Escambia County Health Facilities Authority
5.000%, 08/15/37	6,000,000	7,471,287

Florida Development Finance Corp.
4.000%, 11/15/33	10,000,000	12,193,287

Florida’s Turnpike Enterprise,
Department of Transportation, Series C
5.000%, 07/01/28	7,075,000	8,448,783

Lee Memorial Health System, Series A
5.000%, 04/01/34	5,645,000	7,044,799

Orange County Health Facilities Authority, Series A
5.000%, 10/01/31	4,525,000	5,375,361

State of Florida, Capital Outlay, Series B
5.000%, 06/01/27	9,045,000	10,034,391

Total Florida		56,186,064

Georgia - 1.4%

Georgia State University & College
Improvements, Series A
5.000%, 07/01/27	4,600,000	4,709,270

Private Colleges & Universities Authority, Series B
5.000%, 09/01/30	10,365,000	13,688,570

Total Georgia		18,397,840

Illinois - 6.7%

Chicago O’Hare International Airport, Series A
5.000%, 01/01/35	5,010,000	6,351,893

Chicago O’Hare International Airport, Series B
5.000%, 01/01/28	5,670,000	6,396,162

Chicago O’Hare International Airport,
Senior Lien, Series A
5.000%, 01/01/36	10,000,000	12,228,819
5.000%, 01/01/38	5,500,000	6,704,337

Illinois Finance Authority
5.000%, 01/01/29	2,310,000	2,941,857
5.000%, 07/01/29	8,755,000	11,274,443

Illinois Finance Authority, Series A
4.000%, 08/15/37	5,910,000	7,119,323

	Principal Amount	Value

Illinois State Finance Authority Revenue, Clean Water Initiative Revenue
5.000%, 07/01/27	$11,000,000	$12,851,202

Illinois State Toll Highway Authority, Series A
5.000%, 12/01/31	9,735,000	11,319,006

Illinois State Toll Highway Authority,
Senior Revenue Bonds, Series A
5.000%, 01/01/30	10,110,000	12,765,369

Total Illinois		89,952,411

Indiana - 0.9%

Indiana Finance Authority, Series S
5.000%, 10/01/28	1,000,000	1,264,465
5.000%, 10/01/29	3,555,000	4,596,174

Indiana Finance Authority, Series C
5.000%, 06/01/29	4,800,000	6,189,925

Total Indiana		12,050,564

Iowa - 1.4%

Iowa Finance Authority, State Revolving Fund Green Bond
5.000%, 08/01/30	15,025,000	18,385,413

Kentucky - 0.5%

Louisville/Jefferson County Metropolitan Government, Norton Healthcare Inc., Series A
5.000%, 10/01/29	5,505,000	6,536,712

Maine - 0.7%

Maine Turnpike Authority
5.000%, 07/01/28 [1]	1,955,000	2,412,650
5.000%, 07/01/29 [1]	1,600,000	2,018,668
5.000%, 07/01/30 [1]	1,390,000	1,790,045
5.000%, 07/01/31 [1]	1,500,000	1,972,281
5.000%, 07/01/32 [1]	1,390,000	1,864,736

Total Maine		10,058,380

Maryland - 6.9%

Maryland State Transportation Authority
5.000%, 07/01/33	6,350,000	8,304,142

State of Maryland Department of Transportation, Series 2022B
5.000%, 12/01/27 [1]	2,500,000	2,953,843
5.000%, 12/01/28 [1]	2,305,000	2,782,517
5.000%, 12/01/29 [1]	2,250,000	2,766,847

State of Maryland, Department of Transportation
5.000%, 10/01/28	12,365,000	14,871,215
5.000%, 09/01/29	12,205,000	14,958,232

State of Maryland, Series C
4.000%, 03/01/28 [1]	9,500,000	11,136,303
4.000%, 03/01/29 [1]	9,245,000	11,035,552

State of Maryland, Series D
4.000%, 08/01/28 [1]	8,000,000	9,457,322
4.000%, 08/01/29 [1]	6,500,000	7,812,916

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Maryland - 6.9% (continued)

State of Maryland, State & Local Facilities Loan of 2019, 1st Series
5.000%, 03/15/30	$6,000,000	$7,684,976

Total Maryland		93,763,865

Massachusetts - 1.7%

Commonwealth of Massachusetts, Series F
5.000%, 11/01/26	5,000,000	5,199,473

Massachusetts Bay Transportation Authority
5.000%, 07/01/22	10,020,000	10,260,035

Massachusetts Water Resources Authority, Series C
5.000%, 08/01/31	6,080,000	7,294,591

Total Massachusetts		22,754,099

Michigan - 2.9%

Michigan Finance Authority,
Henry Ford Health System
5.000%, 11/15/29	11,450,000	13,671,804

Michigan State Building Authority Revenue, Series I
5.000%, 04/15/27	5,700,000	6,630,600

State of Michigan
5.000%, 03/15/27	10,000,000	12,177,869

Wayne County Airport Authority, Series A
5.000%, 12/01/37	2,285,000	3,002,682
5.000%, 12/01/38	1,405,000	1,842,763
5.000%, 12/01/39	1,800,000	2,353,900

Total Michigan		39,679,618

Minnesota - 1.5%

City of Minneapolis MN, Fairview Health Services, Series A
5.000%, 11/15/35	3,165,000	3,930,513

State of Minnesota, Series A
5.000%, 08/01/22	7,500,000	7,710,715
5.000%, 09/01/22	8,090,000	8,349,873

Total Minnesota		19,991,101

Missouri - 1.4%

University of Missouri, Series A
5.000%, 11/01/26	5,520,000	6,229,634

University of Missouri, Series B
5.000%, 11/01/30	10,010,000	13,207,690

Total Missouri		19,437,324

New Jersey - 4.7%

New Jersey State Turnpike Authority Revenue, Series B
5.000%, 01/01/28	4,010,000	4,970,860

New Jersey State Turnpike Authority Revenue, Series D
5.000%, 01/01/28	5,000,000	5,889,726

	Principal Amount	Value

New Jersey Transportation Trust Fund Authority, Series S
5.000%, 06/15/30	$6,255,000	$8,020,522
5.000%, 06/15/31	7,615,000	9,952,421
5.000%, 06/15/32	5,750,000	7,492,255
5.000%, 06/15/33	6,000,000	7,790,786

State of New Jersey
5.000%, 06/01/25	4,335,000	4,969,055
5.000%, 06/01/29	11,500,000	14,603,887

Total New Jersey		63,689,512

New Mexico - 1.4%

New Mexico Finance Authority
5.000%, 06/01/22	2,845,000	2,901,628

New Mexico Finance Authority, Series A
5.000%, 06/15/28	4,470,000	5,617,990
5.000%, 06/15/30	7,500,000	9,838,336

Total New Mexico		18,357,954

New York - 13.6%

City of New York
5.000%, 08/01/34	3,250,000	4,223,327

City of New York, Series C
5.000%, 08/01/33	1,500,000	1,954,271

City of New York, Series L
5.000%, 04/01/33	6,500,000	8,564,462

Long Island Power Authority
5.000%, 09/01/35	5,030,000	6,340,963

Long Island Power Authority, Series A
5.000%, 09/01/30	2,275,000	2,991,314
5.000%, 09/01/31	3,935,000	5,265,641

Metropolitan Transportation Authority,

Transit Revenue, Green Bond, Series B
5.000%, 11/15/27	14,225,000	17,309,614

Metropolitan Transportation Authority,
Transit Revenue, Series F
5.000%, 11/15/24	4,950,000	5,144,954
5.000%, 11/15/27	5,000,000	5,191,592
5.000%, 11/15/28	4,760,000	5,485,830

New York City Transitional Finance Authority
Building Aid Revenue, Series S
5.000%, 07/15/32	10,835,000	14,489,198

New York City Transitional Finance Authority
Building Aid Revenue,
Series S-3, Sub-Series S-3A
5.000%, 07/15/31	5,080,000	6,360,327

New York City Transitional Finance Authority
Future Tax Secured Revenue
5.000%, 11/01/31	2,500,000	3,334,165
5.000%, 11/01/32	4,000,000	5,318,281

New York City Transitional Finance Authority
Future Tax Secured Revenue, Series E
5.000%, 02/01/37	7,000,000	9,109,032

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

New York - 13.6% (continued)

New York City Transitional Finance Authority, Future Tax Secured Revenue, Series C
5.000%, 11/01/26	$9,585,000	$11,000,479

New York State Dormitory Authority, Series A
5.000%, 12/15/27	5,640,000	5,893,409
5.000%, 03/15/31	7,670,000	9,675,904
5.000%, 03/15/32	8,000,000	10,624,312

New York State Dormitory Authority, Series D
5.000%, 02/15/27	5,355,000	5,384,483

New York State Dormitory Authority, Series E
5.000%, 03/15/32	8,410,000	9,739,322

New York Transportation Development Corp.
4.000%, 10/31/41	1,250,000	1,456,625
4.000%, 10/31/46	1,500,000	1,727,498
5.000%, 12/01/30	1,000,000	1,287,564
5.000%, 12/01/31	1,100,000	1,407,301
5.000%, 12/01/32	1,450,000	1,856,728
5.000%, 12/01/33	1,000,000	1,276,498

Port Authority of New York & New Jersey
5.000%, 07/15/31	10,000,000	12,872,920
5.000%, 07/15/32	6,545,000	8,392,418

Total New York		183,678,432

North Carolina - 1.4%

North Carolina State Limited Obligation, Series B
5.000%, 05/01/28	15,300,000	18,661,878

Ohio - 0.4%

Ohio State General Obligation, Series T
5.000%, 05/01/30	5,000,000	6,089,003

Oregon - 2.1%

Oregon State Lottery, Series C
5.000%, 04/01/27	10,000,000	11,415,342

Oregon State Lottery, Series D
5.000%, 04/01/28	9,225,000	10,524,251

State of Oregon
5.000%, 05/01/27	5,000,000	6,125,074

Total Oregon		28,064,667

Pennsylvania - 1.6%

Allegheny County Airport Authority, Series A
5.000%, 01/01/31	1,350,000	1,754,003
5.000%, 01/01/32	2,215,000	2,864,172

Allegheny County Hospital Development Authority, University Pittsburgh Medical Center
5.000%, 07/15/31	5,530,000	7,005,417

Commonwealth Financing Authority, Pennsylvania Tobacco
5.000%, 06/01/32	7,910,000	9,663,441

Total Pennsylvania		21,287,033

	Principal Amount	Value

Texas - 8.1%

Central Texas Turnpike System Transportation Commission, Series C
5.000%, 08/15/31	$11,175,000	$12,464,719

Central Texas Turnpike System, Series A
5.000%, 08/15/39	8,000,000	10,162,101

City of Corpus Christi TX Utility System Revenue, Junior Lien
5.000%, 07/15/29	3,125,000	3,934,141

City of Houston TX Airport System Revenue, Series A
4.000%, 07/01/35	1,100,000	1,316,834
4.000%, 07/01/36	1,100,000	1,311,777
5.000%, 07/01/34	2,835,000	3,684,838

City of San Antonio TX Electric & Gas Systems Revenue, Series A
5.000%, 02/01/37	3,010,000	3,925,818
5.000%, 02/01/38	2,985,000	3,883,347

Dallas Area Rapid Transit, Senior Lien
5.250%, 12/01/28	8,865,000	11,401,847

Dallas Fort Worth International Airport, Series A
5.000%, 11/01/30	2,000,000	2,619,351
5.000%, 11/01/31	3,265,000	4,260,882

Lower Colorado River Authority,
LCRA Transmission Services Corporation
5.000%, 05/15/29	3,815,000	4,216,399

North Texas Municipal Water District
Water System Revenue,
Refunding and Improvement
5.000%, 09/01/29	7,350,000	8,781,362

North Texas Tollway Authority, 2nd Tier, Series B
5.000%, 01/01/31	2,000,000	2,319,964
5.000%, 01/01/32	3,010,000	3,602,428

North Texas Tollway Authority, Series A
5.000%, 01/01/26	7,795,000	8,496,759

Texas Private Activity Bond Surface Transportation Corp.
4.000%, 12/31/37	5,000,000	5,817,229
4.000%, 12/31/38	3,735,000	4,335,393

Texas Transportation Commission Fund, Series A
5.000%, 04/01/27	12,550,000	12,697,609

Total Texas		109,232,798

Utah - 1.5%

Salt Lake City Corp. Airport Revenue, Series A
5.000%, 07/01/29	3,450,000	4,246,290
5.000%, 07/01/30	6,585,000	8,062,991

State of Utah, Series B
5.000%, 07/01/22	7,515,000	7,695,405

Total Utah		20,004,686

Virginia - 3.0%

Hampton Roads Transportation Accountability Commission, Series A
5.000%, 07/01/26	27,350,000	32,633,848

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Virginia - 3.0% (continued)

Virginia College Building Authority, Series P
4.000%, 02/01/30	$8,000,000	$8,023,255

Total Virginia		40,657,103

Washington - 3.9%

Central Puget Sound Regional Transit Authority, Series S
5.000%, 11/01/29	5,700,000	7,421,841

Energy Northwest
5.000%, 07/01/22	6,000,000	6,143,432

Port of Seattle
5.000%, 08/01/31	5,000,000	6,589,281

State of Washington School Improvements, Series C
5.000%, 02/01/28	7,370,000	8,658,793

State of Washington, Series R-2015C
5.000%, 07/01/28	10,280,000	11,616,198

University of Washington, University & College Improvements Revenue, Series C
5.000%, 07/01/27	7,270,000	7,607,974

Washington Health Care Facilities Authority, Series A
5.000%, 08/01/38	3,270,000	4,068,372

Total Washington		52,105,891

West Virginia - 1.2%

West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligation
5.000%, 01/01/35	3,745,000	4,578,572

West Virginia Parkways Authority
5.000%, 06/01/37	1,750,000	2,304,346
5.000%, 06/01/38	2,000,000	2,624,600
5.000%, 06/01/39	5,150,000	6,734,028

Total West Virginia		16,241,546

[1]	All or part of a security is delayed delivery transaction. The market value for delayed delivery securities at December 31, 2021, amounted to $123,580,618, or 9.2% of net assets.

	Principal Amount	Value

Wisconsin - 2.7%

State of Wisconsin
5.000%, 05/01/29	$3,500,000	$4,499,390
5.000%, 05/01/30	2,390,000	3,142,360
5.000%, 05/01/31	2,700,000	3,554,485

Wisconsin State Revenue, Department of Transportation, Series 2
5.000%, 07/01/29	20,405,000	25,009,123

Total Wisconsin		36,205,358

Total Municipal Bonds (Cost $1,277,111,978)		1,330,210,609

Short-Term Investments - 4.4%

Municipal Bonds - 4.4%

California - 3.2%

City of Los Angeles
4.000%, 06/23/22	41,525,000	42,290,543

Colorado - 1.2%

Colorado State Education Loan Program, Series A
4.000%, 06/29/22	16,250,000	16,558,511

Total Municipal Bonds
(Cost $58,856,766)		58,849,054

Total Short-Term Investments
(Cost $58,856,766)		58,849,054

Total Investments - 103.0%
(Cost $1,335,968,744)		1,389,059,663

Other Assets, less Liabilities - (3.0)%		(39,989,524)

Net Assets - 100.0%		$1,349,070,139

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Bonds†	–	$1,330,210,609	–	$1,330,210,609

Short-Term Investments

Municipal Bonds†	–	58,849,054	–	58,849,054

Total Investments in Securities	–	$1,389,059,663	–	$1,389,059,663

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2021, AMG GW&K Municipal Enhanced Yield Fund’s (the “Fund”) Class N shares returned 3.59%, compared to the Bloomberg U.S. Municipal Bond BAA Index (the “Bloomberg BAA Index”), which returned 4.85%.

Municipal bonds fared better than most fixed income alternatives in the first quarter, but ultimately could not escape the gravitational pull of a bond market selloff that saw Treasury yields surge to their highest levels of the pandemic era. The major catalyst came in January, when the Democrats unexpectedly secured control of the U.S. Senate, clearing the way to add a $1.9 trillion fiscal stimulus package to an economy already buoyed by the momentum of a successful vaccine rollout. Investors responded quickly, repositioning for a sharp acceleration in growth and a revival of long-dormant inflationary pressures. The yield on the 10-year U.S. Treasury shot up 82 basis points over the first quarter and the curve steepened significantly as the futures market pulled forward by a year; the date of a first rate hike. But the U. S. Federal Reserve (the “Fed”) pledged patience and dismissed pricing pressures as temporary. While inflation expectations had pushed to decade-highs, policymakers emphasized that over half of the increase in nominal yields was driven by a surge in real rates, a welcome reflection of investor confidence in the recovery.

That followed with solid gains from municipal bonds in the second quarter, riding the coattails of a Treasury rally that reversed much of the first quarter selloff in bonds. In many ways, the rebound in the broader market went against the grain of events. After all, during the quarter, unprecedented fiscal stimulus made its way through the economy, with the White House pushing aggressively for even more. A vaccine-led recovery across the U.S. unleashed a mountain of pent-up savings amid easing lockdowns, fueling an acceleration in growth. Inflation readings jumped to levels not seen in two decades, as job openings surged to record highs and supply chain disruptions caused widespread shortages. And yet, Treasury yields declined anyway. Disappointing employment data and a deceleration in retail sales and manufacturing activity called into question the strength of the recovery. Fiscal spending initiatives met stiff resistance in Congress. And the Fed surprised investors by easing off its ultra-accommodative stance on rates and asset purchases, signaling two quarter-point hikes in 2023 and setting the stage for a future discussion on tapering. This combination of less-robust growth and a more vigilant Fed led to a significant flattening of the yield curve.

Modest losses for municipal bonds followed in the third quarter, driven by a late-September selloff in Treasuries. For most of the summer, broader rates remained low and traded within a narrow range, despite solid economic data and rising inflation prints. The market, it appeared, was more focused on the longer term, taking supply-chain disruptions in stride and buying into the Fed’s argument that price increases would ultimately prove “transitory.” The spread of the delta variant also helped to keep a lid on rates, as concerns about delayed reopenings dialed back expectations over the pace for global growth. But the markets received a jolt from the September FOMC meeting when a less dovish Fed indicated that the tapering program was likely to begin in November and finish next summer. Further, the accompanying dot plot reflected a more aggressive path for rate hikes, with liftoff potentially beginning next year, followed by three more hikes in both 2023 and 2024. The yield on the 10-year Treasury reacted with the single largest one-day jump since February. Meanwhile, Congress found it increasingly difficult to reach consensus on the infrastructure deal, which has been put on hold pending the outcome of a more contentious $3.5 trillion social policy bill. A debt ceiling debate and threats of a government shutdown only added to the apprehension and uncertainty. Over the final eight days of September, the 10-year Treasury yield rose nearly 20 basis points to finish roughly unchanged for the third quarter.

Municipal bonds posted mixed returns in the fourth quarter – short maturities barely broke even, held back by the potential for an accelerated rate-hike cycle, while the long end rallied on declining growth expectations. Municipal bonds outperformed Treasuries across the entire curve, buoyed by a strong technical environment that had been in place all year. The broader market, meanwhile, experienced its second major selloff of 2021, though most of the losses were likewise concentrated at the short end, while the long end saw solid gains. Back in the first quarter, the long end had led the slide, as investors repositioned during the so-called “reflation trade.” This time around, the results reflected a market trying to juggle elevated growth and inflation against tighter monetary policy, less fiscal stimulus, and the damping effects of the omicron variant. With inflation topping 30-year highs, the Fed executed a well-telegraphed hawkish pivot, doubling the pace of its expected taper and signaling as many as six quarter-point rate hikes over the next two years. The “transitory” moniker was also dropped from the policy statement, a nod to the reality that the spike in price increases is expected to linger far longer than originally anticipated. While two-year rates jumped 45 basis points over the quarter in reaction to the new messaging, 10-year rates were essentially unchanged. Whereas the 30-year rallied 14 basis points, an indication that investors believe the Fed will either succeed in keeping inflation at bay or damage the economy in trying.

Municipals charted their own path through the end of the year, largely ignoring the volatility in the Treasury market. After a brief hiccup in October, the market regained its footing in November and December. The catalyst was a seasonal boost in reinvestment flows against a backdrop of stable to falling issuance. In Washington, the House passed a version of the Build Back Better legislation, but left out key provisions that the municipal bond market lobbied hard for, including one that would have restored tax-exempt advanced refunding transactions. With that provision off the table, it seemed clear that the scarcity premium enjoyed by tax-exempt paper would persist further, an impression reinforced by the subsequent rally in municipals even while the Treasury market was in the midst of a pre-Thanksgiving Day slide. Meanwhile, the fundamental momentum remained intact. In November, Congress finally passed the bipartisan infrastructure bill, shoring up existing funding commitments and adding new federal grants to be used by all levels of government. Tax receipts continued to pour into state and local coffers, while outsized stock market gains helped bolster the funded status of pension systems across the board. Through the end of the year, the municipal curve mimicked the flattening of the Treasury curve, though short tax-exempt rates were up far less than their taxable counterparts, while longer-term yields fell by more. Those dynamics capped a year of outperformance that enabled municipal bonds to stand as one of the few investment-grade fixed income sectors to post positive returns for 2021.

Amid this backdrop, the Fund underperformed the Bloomberg BAA Index for the year due to its higher quality bias as credit spreads tightened. The Fund has over 50% of its holdings in credits rated A or

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (continued)

higher versus the BBB-rated bonds in the Index. Overweights in the health care and transportation sectors were positive contributors for the year.

From both a technical and fundamental perspective, the municipal bond market enters 2022 on a solid footing. The biggest questions moving forward involve valuation and the pace of improvement from here. After a year that saw a record $100 billion pour into industry mutual funds, it’s hard to envision a material increase in retail demand. The same can be said for credit spreads, which blew out dramatically during the early days of the lockdown but have since rallied back to post-2007 tights. Even nominal rates, though well above the historical lows reached in the summer of 2020, begin the year at levels that would have been all-time lows before the onset of the pandemic. The resilience of municipal bonds in the face of broader weakness has left relative value ratios nearly two standard deviations rich to their long-term averages. And yet the case for municipals remains compelling when you consider where we are in the market cycle. With asset valuations at record highs, investors would be well advised to remember the low correlation of municipal bonds with riskier securities, like equities, commodities, real estate and high yield. Backed by unprecedented federal support, conservative budgeting and its status as one of the few high-quality tax shelters, municipal bonds are in good shape to weather any repricing in the broader markets. To be sure, investors are currently paying a meaningful premium for such an attractive and reliable haven, but with few things as valuable as sleeping well at night, that shouldn’t come as much of a surprise.

The views expressed represent the opinions of GW&K Investment Management, LLC and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Enhanced Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Municipal Enhanced Yield Fund’s Class N shares on December 31, 2011, to a $10,000 investment made in the Bloomberg U.S. Municipal Bond BAA Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Enhanced Yield Fund and the Bloomberg U.S. Municipal Bond BAA Index for the same time periods ended December 31, 2021.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date

AMG GW&K Municipal Enhanced Yield Fund2, [3,4,5,6,7,8,9,10]

Class N	3.59%	5.80%	5.32%	6.42%	07/27/09

Class I	3.94%	6.17%	5.75%	5.04%	12/30/05

Class Z	3.99%	–	–	6.11%	02/24/17

Bloomberg U.S. Municipal Bond BAA Index[11]	4.85%	5.97%	5.01%	5.93%	07/27/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and

     capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2021. All returns are in U.S. dollars ($).

[2]   From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]   The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]   Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[5]   The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[6]   High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[7]   The use of leverage in a Fund’s strategy, such as futures and forward commitment transactions, can magnify relatively small market movements into relatively larger losses for the Fund.

[8]   Factors unique to the municipal bond market may negatively affect the value of municipal bonds.

[9]   Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

[10]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (continued)

[11]  The Bloomberg U.S. Municipal Bond BAA Index is a subset of the Bloomberg U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Bloomberg U.S. Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Unlike the Fund, the Bloomberg U.S. Municipal Bond BAA Index is unmanaged, is not available for investment and does not incur expenses.

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg	does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund. Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Municipal Enhanced Yield Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Transportation	33.8

Medical	30.3

Utilities	12.4

General Obligation	8.0

Tobacco Settlement	4.0

Education	3.9

Industrial Development	3.2

Housing	2.4

Water	1.2

Other Assets Less Liabilities	0.8

Rating	% of Market Value[1]
Aa/AA	17.2

A	40.1

Baa/BBB	42.1

Ba/BB	0.6

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Texas Private Activity Bond Surface Transportation Corp., 5.000%, 06/30/58	2.9

West Virginia Hospital Finance Authority,Cabell Huntington Hospital Obligation, 5.000%, 01/01/43	2.5

Colorado Health Facilities Authority, Series A, Series A, 5.000%, 08/01/44	2.3

Central Plains Energy Project Project #3, Series A, Series A, 5.000%, 09/01/42	2.1

Chicago O’Hare International Airport, Senior Lien, Series A, Series A, 5.000%, 01/01/48	2.1

New York Transportation Development Corp., Revenue, 4.000%, 04/30/53	2.1

Central Texas Regional Mobility Authority, Series B, Series B, 5.000%, 01/01/45	2.0

City of Minneapolis MN, Fairview Health Services, Series A, Series A, Revenue, 5.000%, 11/15/49	1.9

Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008, Revenue, 6.500%, 11/15/38	1.8

New Orleans Aviation Board, General Airport North Terminal, Series B, Series B, Revenue, 5.000%, 01/01/48	1.8

Top Ten as a Group	21.5

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments December 31, 2021

	Principal
	Amount	Value

Municipal Bonds - 99.2%

Arizona - 1.3%

Arizona Industrial Development Authority
4.000%, 02/01/50	$2,000,000	$2,305,341

The Industrial Development Authority of the County of Pima
4.000%, 04/01/46	2,405,000	2,820,285

Total Arizona		5,125,626

California - 6.4%

California Health Facilities Financing Authority
4.000%, 04/01/49	1,000,000	1,149,970

California Municipal Finance Authority, Series A
4.000%, 02/01/51	2,000,000	2,343,517

California Municipal Finance Authority, Series I
5.000%, 05/15/43	3,000,000	3,576,595
5.000%, 05/15/48	4,600,000	5,451,688

California State Public Works Board, Series B
4.000%, 05/01/46	2,500,000	2,963,341

Riverside County Transportation Commission
4.000%, 06/01/46	2,500,000	2,943,513
4.000%, 06/01/47	3,425,000	3,996,212

San Diego County Regional Airport Authority, Series B
4.000%, 07/01/51	2,000,000	2,318,098

Total California		24,742,934

Colorado - 4.1%

Colorado Health Facilities Authority, Series A
5.000%, 08/01/44	7,215,000	8,859,952

Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008
6.500%, 11/15/38	4,445,000	6,912,350

Total Colorado		15,772,302

Connecticut - 4.6%

Connecticut State Health & Educational Facilities Authority
4.000%, 07/01/39 [1]	3,500,000	4,069,473
4.000%, 07/01/40 [1]	3,400,000	3,945,787
4.000%, 07/01/42 [1]	1,750,000	2,020,157

State of Connecticut Special Tax Revenue
4.000%, 05/01/39	1,000,000	1,192,807

State of Connecticut Special Tax Revenue, Transportation Infrastructure
5.000%, 01/01/38	5,165,000	6,316,896

Total Connecticut		17,545,120

Florida - 8.8%

City of Tampa, Series H
4.000%, 07/01/45	2,775,000	3,194,146
5.000%, 07/01/50	2,250,000	2,791,122

County of Miami-Dade FL Water & Sewer System Revenue
4.000%, 10/01/46	4,000,000	4,750,212

	Principal
	Amount	Value

County of Miami-Dade Seaport Department, Series A
4.000%, 10/01/45	$5,000,000	$5,894,291

Escambia County Health Facilities Authority
4.000%, 08/15/50	6,050,000	6,765,643

Hillsborough County Industrial Development Authority
4.000%, 08/01/50	5,000,000	5,773,374

Miami Beach Health Facilities Authority
4.000%, 11/15/51	4,000,000	4,635,409

Total Florida		33,804,197

Georgia - 1.5%

Gainesville & Hall County Hospital Authority
4.000%, 02/15/51	5,000,000	5,779,922

Illinois - 8.6%

Chicago O’Hare International Airport, Senior Lien, Series A
5.000%, 01/01/48	6,750,000	8,093,001

Metropolitan Pier & Exposition Authority
4.000%, 12/15/42 [1]	2,000,000	2,299,207
4.000%, 06/15/52 [1]	3,000,000	3,403,750
5.000%, 06/15/50 [1]	5,000,000	6,000,142

State of Illinois
5.500%, 05/01/39	4,000,000	5,110,836
5.750%, 05/01/45	3,000,000	3,842,859

State of Illinois, Series A
4.000%, 03/01/40	1,500,000	1,741,714
5.000%, 03/01/46	2,225,000	2,762,794

Total Illinois		33,254,303

Louisiana - 3.3%

Louisiana Public Facilities Authority
4.000%, 05/15/49	5,000,000	5,764,251

New Orleans Aviation Board, General Airport North Terminal, Series B
5.000%, 01/01/48	5,845,000	6,839,810

Total Louisiana		12,604,061

Maine - 1.1%

Maine Health & Higher Educational Facilities Authority, Series A
4.000%, 07/01/45	1,500,000	1,744,333
4.000%, 07/01/50	2,000,000	2,304,644

Total Maine		4,048,977

Massachusetts - 1.5%

Massachusetts Development Finance Agency
4.000%, 07/01/51	5,110,000	5,899,008

Minnesota - 3.1%

City of Minneapolis MN, Fairview Health Services, Series A
5.000%, 11/15/49	5,910,000	7,153,206

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Minnesota - 3.1% (continued)

Duluth Economic Development Authority, Essentia Health Obligated Group
5.000%, 02/15/48	$4,050,000	$4,796,333

Total Minnesota		11,949,539

Nebraska - 2.1%

Central Plains Energy Project Project #3, Series A
5.000%, 09/01/42	5,560,000	8,134,377

New Jersey - 9.3%

New Jersey Economic Development Authority
5.000%, 11/01/44	3,000,000	3,660,483

New Jersey Economic Development Authority, Series DDD
5.000%, 06/15/42	2,865,000	3,366,281

New Jersey Economic Development Authority, Series S
4.000%, 06/15/46	1,500,000	1,719,552
4.000%, 06/15/50	1,500,000	1,712,960

New Jersey Transportation Trust Fund Authority
4.000%, 06/15/45	2,000,000	2,295,774
4.000%, 06/15/50	2,000,000	2,283,947
5.000%, 06/15/45	1,000,000	1,241,859
5.000%, 06/15/50	2,000,000	2,471,828

New Jersey Transportation Trust Fund Authority, Series BB
5.000%, 06/15/44	2,250,000	2,714,571

New Jersey Turnpike Authority, Series A
4.000%, 01/01/42	2,000,000	2,378,577
4.000%, 01/01/51	2,280,000	2,678,256

Tobacco Settlement Financing Corp. Series A
5.000%, 06/01/46	2,500,000	2,935,807
5.250%, 06/01/46	3,285,000	3,924,086

Tobacco Settlement Financing Corp. Series B
5.000%, 06/01/46	2,050,000	2,387,302

Total New Jersey		35,771,283

New York - 14.9%

City of New York, Series A
5.000%, 08/01/45	4,405,000	5,450,749

City of New York, Series D
5.000%, 03/01/43	5,360,000	6,761,161

City of New York, Series F
5.000%, 03/01/42	4,000,000	5,142,834

Metropolitan Transportation Authority, Series C
4.750%, 11/15/45	3,175,000	3,804,034
5.000%, 11/15/50	2,335,000	2,833,909
5.250%, 11/15/55	3,020,000	3,725,279

Monroe County Industrial Development Corp., Series A
4.000%, 07/01/50	5,000,000	5,799,651

	Principal Amount	Value

New York State Thruway Authority, Series B
4.000%, 01/01/45	$5,000,000	$5,770,047

New York Transportation Development Corp.
4.000%, 12/01/39	1,825,000	2,122,287
4.000%, 12/01/40	2,020,000	2,345,127
4.000%, 04/30/53	6,915,000	7,904,436

New York Transportation Development Corp., Laguardia Airport Terminal B
5.000%, 07/01/46	5,000,000	5,488,504

Total New York		57,148,018

Oklahoma - 3.8%

Norman Regional Hospital Authority
5.000%, 09/01/45	4,335,000	5,318,749

Oklahoma Development Finance Authority, Health Ou Medicine Project, Series B
5.250%, 08/15/48	2,975,000	3,636,553
5.500%, 08/15/52	4,500,000	5,559,163

Total Oklahoma		14,514,465

Pennsylvania - 4.8%

Allegheny County Airport Authority, Series A
5.000%, 01/01/51	5,000,000	6,215,100

Geisinger Authority, Series G
4.000%, 04/01/50	3,510,000	4,018,644

Pennsylvania Turnpike Commission, Series B
4.000%, 12/01/46	3,500,000	4,099,233
4.000%, 12/01/51	3,550,000	4,129,954

Total Pennsylvania		18,462,931

Rhode Island - 1.5%

Tobacco Settlement Financing Corp. Series A
5.000%, 06/01/35	2,000,000	2,240,216
5.000%, 06/01/40	3,285,000	3,645,106

Total Rhode Island		5,885,322

South Carolina - 1.1%

South Carolina Jobs-Economic Development Authority, Series I
5.000%, 12/01/46	3,325,000	4,143,253

Texas - 10.6%

Central Texas Regional Mobility Authority, Series B
4.000%, 01/01/51	2,000,000	2,311,745
5.000%, 01/01/45	6,405,000	7,901,383
5.000%, 01/01/46	2,050,000	2,571,284

City of Houston TX Airport System Revenue, Series A
4.000%, 07/01/46	1,500,000	1,744,255

Texas Private Activity Bond Surface Transportation Corp.
5.000%, 06/30/58	9,320,000	11,148,249

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Texas - 10.6% (continued)

Texas Private Activity Bond Surface Transportation Corp., Senior Lien-Blueridge Transport
5.000%, 12/31/40	$3,955,000	$4,442,497
5.000%, 12/31/45	3,880,000	4,335,081

Texas Private Activity Bond Surface Transportation Corp., Series A
4.000%, 12/31/39	5,500,000	6,372,567

Total Texas		40,827,061

Virginia - 2.2%

Lynchburg Economic Development Authority
4.000%, 01/01/55	1,500,000	1,748,386

Virginia Small Business Financing Authority, Transform 66 P3 Project
5.000%, 12/31/49	2,500,000	2,967,514
5.000%, 12/31/52	3,170,000	3,748,828

Total Virginia		8,464,728

Washington - 2.1%

Port of Seattle
5.000%, 08/01/46	3,000,000	3,801,941

	Principal Amount	Value

Washington Health Care Facilities Authority
4.000%, 09/01/45	$1,000,000	$1,160,617
5.000%, 09/01/45	2,465,000	3,103,144

Total Washington		8,065,702

West Virginia - 2.5%

West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligation
5.000%, 01/01/43	8,000,000	9,655,511

Total Municipal Bonds
(Cost $356,383,477)		381,598,640

Total Investments - 99.2%
(Cost $356,383,477)		381,598,640

Other Assets, less Liabilities - 0.8%		2,931,822

Net Assets - 100.0%		$384,530,462

[1]	All or part of a security is delayed delivery transaction. The market value for delayed delivery securities at December 31, 2021, amounted to $16,887,977, or 4.4% of net assets.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Municipal Bonds†	–	$381,598,640	–	$381,598,640

Total Investments in Securities	–	$381,598,640	–	$381,598,640

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities December 31, 2021

	AMG GW&K ESG Bond Fund	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K High Income Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund
Assets:

Investments at value[1] (including securities on loan valued at $39,839,239, $5,203,772, $2,660,400, $0,and $0, respectively)	$739,114,290	$57,665,535	$20,638,432	$1,389,059,663	$381,598,640

Repurchase Agreements at value[2]	19,741,844	1,481,522	2,340,362	–	–

Cash	13,886,502	2,253,640	472,173	66,610,198	15,191,181

Receivable for investments sold	–	–	–	–	1,158,020

Dividend and interest receivables	5,806,394	422,786	266,344	15,675,503	3,762,955

Securities lending income receivable	5,142	1,659	852	–	–

Receivable for Fund shares sold	159,105	607,385	78	1,505,622	886

Receivable from affiliate	–	6,907	6,591	75,701	20,189

Prepaid expenses and other assets	18,354	15,633	9,808	31,347	21,926

Total assets	778,731,631	62,455,067	23,734,640	1,472,958,034	401,753,797

Liabilities:

Payable upon return of securities loaned	19,741,844	1,481,522	2,340,362	–	–

Payable for delayed delivery investments purchased	–	–	–	122,197,545	16,906,193

Payable for Fund shares repurchased	3,475,445	23,077	128	1,011,022	10,430

Accrued expenses:

Investment advisory and management fees	157,052	15,376	6,858	237,004	146,296

Administrative fees	98,735	7,688	2,638	172,180	48,765

Distribution fees	–	2,914	–	3,752	3,051

Shareholder service fees	106,660	4,300	3,089	59,162	17,470

Other	213,573	70,256	57,853	207,230	91,130

Total liabilities	23,793,309	1,605,133	2,410,928	123,887,895	17,223,335

Net Assets	$754,938,322	$60,849,934	$21,323,712	$1,349,070,139	$384,530,462

[1] Investments at cost	$733,383,099	$57,188,428	$20,559,924	$1,335,968,744	$356,383,477

[2] Repurchase agreements at cost	$19,741,844	$1,481,522	$2,340,362	–	–

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG GW&K ESG Bond Fund	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K High Income Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund
Net Assets Represent:

Paid-in capital	$748,864,334	$62,931,551	$21,254,259	$1,294,126,043	$358,388,877

Total distributable earnings (loss)	6,073,988	(2,081,617)	69,453	54,944,096	26,141,585

Net Assets	$754,938,322	$60,849,934	$21,323,712	$1,349,070,139	$384,530,462

Class N:

Net Assets	$427,817,558	$13,736,494	$8,157,438	$17,111,901	$14,922,798

Shares outstanding	17,192,762	1,294,290	363,154	1,398,394	1,389,806

Net asset value, offering and redemption price per share	$24.88	$10.61	$22.46	$12.24	$10.74

Class I:

Net Assets	$327,120,764	$33,401,854	$13,166,274	$1,331,958,238	$369,472,801

Shares outstanding	13,144,313	3,135,727	586,516	108,224,961	35,421,872

Net asset value, offering and redemption price per share	$24.89	$10.65	$22.45	$12.31	$10.43

Class Z:

Net Assets	–	$13,711,586	–	–	$134,863

Shares outstanding	–	1,287,794	–	–	12,932

Net asset value, offering and redemption price per share	–	$10.65	–	–	$10.43

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the fiscal year ended December 31, 2021

		AMG			AMG
	AMG GW&K	GW&K Enhanced	AMG	AMG	GW&K Municipal
	ESG	Core Bond	GW&K High	GW&K Municipal	Enhanced
	Bond Fund	ESG Fund	Income Fund	Bond Fund	Yield Fund

Investment Income:

Dividend income	$445,841	–	–	–	–

Interest income	22,089,992	$1,123,756	$556,462	$22,997,646	$10,468,547

Securities lending income	60,664	16,985	14,023	–	–

Foreign withholding tax	(151,783)	–	(87)	–	–

Total investment income	22,444,714	1,140,741	570,398	22,997,646	10,468,547

Expenses:

Investment advisory and management fees	2,288,065	166,870	69,762	2,756,098	1,657,448

Administrative fees	1,402,709	83,435	26,831	2,001,448	552,482

Distribution fees - Class N	–	39,632	–	44,601	26,063

Shareholder servicing fees - Class N	1,213,393	–	23,614	22,127	15,638

Shareholder servicing fees - Class I	202,209	21,385	4,208	658,229	178,882

Custodian fees	104,038	21,168	15,706	98,391	35,989

Professional fees	86,761	52,856	45,209	82,290	51,537

Reports to shareholders	77,877	5,209	17,978	41,773	9,828

Registration fees	71,825	39,060	19,843	93,383	48,915

Trustee fees and expenses	61,515	3,728	1,184	88,777	24,696

Transfer agent fees	48,997	3,794	1,220	40,071	10,806

Interest expense	1,051	111	–	–	487

Miscellaneous	33,435	4,215	2,303	40,400	11,839

Repayment of prior reimbursements	2,766	–	–	–	–

Total expenses before offsets	5,594,641	441,463	227,858	5,967,588	2,624,610

Expense reimbursements	(19,644)	(113,335)	(94,499)	(706,015)	(230,390)

Net expenses	5,574,997	328,128	133,359	5,261,573	2,394,220

Net investment income	16,869,717	812,613	437,039	17,736,073	8,074,327

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	110,502,541	874,010	151,347	11,510,796	5,033,099

Net realized gain on futures contracts	267,476	–	–	–	–

Net realized loss on foreign currency transactions	(29,405,029)	–	–	–	–

Net change in unrealized appreciation/depreciation on investments	(112,038,141)	(2,321,289)	89,236	(24,090,355)	727,146

Net change in unrealized appreciation/depreciation on foreign currency translations	(6,994)	–	–	–	–

Net realized and unrealized gain (loss)	(30,680,147)	(1,447,279)	240,583	(12,579,559)	5,760,245

Net increase (decrease) in net assets resulting from operations	$(13,810,430)	$(634,666)	$677,622	$5,156,514	$13,834,572

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the fiscal years ended December 31,

			AMG		AMG
	AMG GW&K		GW&K Enhanced		GW&K High
	ESG Bond Fund		Core Bond ESG Fund		Income Fund

	2021	2020	2021	2020	2021	2020

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$16,869,717	$38,906,482	$812,613	$827,348	$437,039	$211,227

Net realized gain (loss) on investments	81,364,988	(1,563,017)	874,010	851,301	151,347	995,238

Net change in unrealized appreciation/depreciation on investments	(112,045,135)	36,446,570	(2,321,289)	1,758,021	89,236	(169,694)

Net increase (decrease) in net assets resulting from operations	(13,810,430)	73,790,035	(634,666)	3,436,670	677,622	1,036,771

Distributions to Shareholders:

From net investment income and/or realized gain on investments:

Class N	(53,132,625)	(19,831,473)	(211,642)	(270,732)	(232,178)	(825,025)

Class I	(51,380,355)	(20,896,667)	(426,487)	(319,421)	(312,124)	–

Class Z	–	–	(186,240)	(225,439)	–	–

From paid-in capital:

Class N	–	–	(12,304)	–	–	–

Class I	–	–	(24,795)	–	–	–

Class Z	–	–	(10,828)	–	–	–

Total distributions to shareholders	(104,512,980)	(40,728,140)	(872,296)	(815,592)	(544,302)	(825,025)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(228,559,947)	(154,973,478)	7,211,314	19,163,432	10,888,534	452,271

Total increase (decrease) in net assets	(346,883,357)	(121,911,583)	5,704,352	21,784,510	11,021,854	664,017

Net Assets:

Beginning of year	1,101,821,679	1,223,733,262	55,145,582	33,361,072	10,301,858	9,637,841

End of year	$754,938,322	$1,101,821,679	$60,849,934	$55,145,582	$21,323,712	$10,301,858

[1] See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) For the fiscal years ended December 31,

	AMG		AMG
	GW&K Municipal		GW&K Municipal
	Bond Fund		Enhanced Yield Fund

	2021	2020	2021	2020

Increase in Net Assets Resulting From Operations:

Net investment income	$17,736,073	$18,149,308	$8,074,327	$7,592,341

Net realized gain on investments	11,510,796	4,459,854	5,033,099	3,972,374

Net change in unrealized appreciation/depreciation on investments	(24,090,355)	30,387,730	727,146	8,743,902

Net increase in net assets resulting from operations	5,156,514	52,996,892	13,834,572	20,308,617

Distributions to Shareholders:

Class N	(320,461)	(291,376)	(239,124)	(230,199)

Class I	(27,948,470)	(21,463,147)	(12,853,713)	(11,227,601)

Class Z	–	–	(4,817)	(4,636)

Total distributions to shareholders	(28,268,931)	(21,754,523)	(13,097,654)	(11,462,436)

Capital Share Transactions:[1]

Net increase from capital share transactions	66,362,378	241,352,504	55,209,790	40,667,096

Total increase in net assets	43,249,961	272,594,873	55,946,708	49,513,277

Net Assets:

Beginning of year	1,305,820,178	1,033,225,305	328,583,754	279,070,477

End of year	$1,349,070,139	$1,305,820,178	$384,530,462	$328,583,754

[1] See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2021	2020	2019	2018	2017[1]

Net Asset Value, Beginning of Year	$28.12	$27.14	$25.49	$26.97	$26.24

Income (loss) from Investment Operations:

Net investment income[2,3]	0.44	0.90	0.94	0.84	0.91

Net realized and unrealized gain (loss) on investments	(0.83)	1.03	1.85	(1.33)	0.85

Total income (loss) from investment operations	(0.39)	1.93	2.79	(0.49)	1.76

Less Distributions to Shareholders from:

Net investment income	(0.47)	(0.88)	(0.98)	(0.80)	(0.87)

Net realized gain on investments	(2.38)	(0.07)	(0.16)	(0.19)	(0.16)

Total distributions to shareholders	(2.85)	(0.95)	(1.14)	(0.99)	(1.03)

Net Asset Value, End of Year	$24.88	$28.12	$27.14	$25.49	$26.97

Total Return[3,4]	(1.29)%	7.34%	11.10%	(1.82)%	6.77%

Ratio of net expenses to average net assets	0.69%[5]	0.71%	0.72%[6]	0.98%[5]	0.99%[5]

Ratio of gross expenses to average net assets[7]	0.69%[5]	0.72%	0.73%[6]	0.98%[5]	0.99%[5]

Ratio of net investment income to average net assets[3]	1.71%	3.31%	3.53%	3.19%	3.38%

Portfolio turnover	186%	25%	20%	9%	4%

Net assets end of year (000’s) omitted	$427,818	$555,124	$618,381	$715,468	$971,359

AMG GW&K ESG Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$28.13	$27.14	$25.49	$26.97	$26.24

Income (loss) from Investment Operations:

Net investment income[2,3]	0.50	0.95	0.99	0.86	0.94

Net realized and unrealized gain (loss) on investments	(0.83)	1.05	1.85	(1.32)	0.85

Total income (loss) from investment operations	(0.33)	2.00	2.84	(0.46)	1.79

Less Distributions to Shareholders from:

Net investment income	(0.53)	(0.94)	(1.03)	(0.83)	(0.90)

Net realized gain on investments	(2.38)	(0.07)	(0.16)	(0.19)	(0.16)

Total distributions to shareholders	(2.91)	(1.01)	(1.19)	(1.02)	(1.06)

Net Asset Value, End of Year	$24.89	$28.13	$27.14	$25.49	$26.97

Total Return[3,4]	(1.05)%	7.57%	11.32%	(1.72)%	6.87%

Ratio of net expenses to average net assets	0.49%[5]	0.50%	0.52%[6]	0.88%[5]	0.89%[5]

Ratio of gross expenses to average net assets[7]	0.49%[5]	0.51%	0.53%[6]	0.88%[5]	0.89%[5]

Ratio of net investment income to average net assets[3]	1.91%	3.52%	3.73%	3.29%	3.48%

Portfolio turnover	186%	25%	20%	9%	4%

Net assets end of year (000’s) omitted	$327,121	$546,698	$605,353	$1,094,820	$1,027,477

[1]	Effective February 27, 2017, Class S shares were renamed Class N shares.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[5]

Ratio includes recapture of reimbursed fees from prior years amounting to less than 0.01%, 0.04% and 0.07% for the fiscal year ended December 31, 2021, December 31, 2018 and December 31, 2017, respectively

[6]	Includes 0.01% of extraordinary expense related to legal expense in support of an investment held in the portfolio.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$10.90	$10.15	$9.43	$9.81	$9.67

Income (loss) from Investment Operations:

Net investment income[1,2]	0.14	0.20	0.24	0.23	0.21

Net realized and unrealized gain (loss) on investments	(0.28)	0.75	0.73	(0.38)	0.15

Total income (loss) from investment operations	(0.14)	0.95	0.97	(0.15)	0.36

Less Distributions to Shareholders from:

Net investment income	(0.14)	(0.20)	(0.25)	(0.23)	(0.22)

Paid in capital	(0.01)	–	–	–	–

Total distributions to shareholders	(0.15)	(0.20)	(0.25)	(0.23)	(0.22)

Net Asset Value, End of Year	$10.61	$10.90	$10.15	$9.43	$9.81

Total Return[2,3]	(1.26)%	9.41%	10.35%	(1.48)%	3.76%

Ratio of net expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.75%

Ratio of gross expenses to average net assets[4]	0.93%	1.06%	1.16%	0.99%	1.04%

Ratio of net investment income to average net assets[2]	1.32%	1.86%	2.43%	2.45%	2.19%

Portfolio turnover	86%	101%	71%	26%	39%

Net assets end of year (000’s) omitted	$13,736	$15,794	$14,779	$12,884	$16,027

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2021	2020	2019	2018	2017[5]

Net Asset Value, Beginning of Year	$10.94	$10.19	$9.47	$9.85	$9.70

Income (loss) from Investment Operations:

Net investment income[1,2]	0.16	0.22	0.26	0.25	0.23

Net realized and unrealized gain (loss) on investments	(0.28)	0.75	0.73	(0.38)	0.16

Total income (loss) from investment operations	(0.12)	0.97	0.99	(0.13)	0.39

Less Distributions to Shareholders from:

Net investment income	(0.16)	(0.22)	(0.27)	(0.25)	(0.24)

Paid in capital	(0.01)	–	–	–	–

Total distributions to shareholders	(0.17)	(0.22)	(0.27)	(0.25)	(0.24)

Net Asset Value, End of Year	$10.65	$10.94	$10.19	$9.47	$9.85

Total Return[2,3]	(1.07)%	9.57%	10.51%	(1.27)%	4.03%

Ratio of net expenses to average net assets	0.56%	0.55%	0.55%	0.54%	0.61%

Ratio of gross expenses to average net assets[4]	0.76%	0.88%	0.98%	0.80%	0.90%

Ratio of net investment income to average net assets[2]	1.49%	2.04%	2.62%	2.64%	2.32%

Portfolio turnover	86%	101%	71%	26%	39%

Net assets end of year (000’s) omitted	$33,402	$27,800	$8,502	$5,967	$6,864

AMG GW&K Enhanced Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2021	2020	2019	2018	2017[5]

Net Asset Value, Beginning of Year	$10.93	$10.18	$9.46	$9.84	$9.70

Income (loss) from Investment Operations:

Net investment income[1,2]	0.17	0.22	0.27	0.26	0.24

Net realized and unrealized gain (loss) on investments	(0.27)	0.75	0.72	(0.38)	0.15

Total income (loss) from investment operations	(0.10)	0.97	0.99	(0.12)	0.39

Less Distributions to Shareholders from:

Net investment income	(0.17)	(0.22)	(0.27)	(0.26)	(0.25)

Paid in capital	(0.01)	–	–	–	–

Total distributions to shareholders	(0.18)	(0.22)	(0.27)	(0.26)	(0.25)

Net Asset Value, End of Year	$10.65	$10.93	$10.18	$9.46	$9.84

Total Return[2,3]	(0.92)%	9.65%	10.59%	(1.23)%	4.01%

Ratio of net expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.50%

Ratio of gross expenses to average net assets[4]	0.68%	0.81%	0.91%	0.74%	0.79%

Ratio of net investment income to average net assets[2]	1.57%	2.11%	2.72%	2.70%	2.43%

Portfolio turnover	86%	101%	71%	26%	39%

Net assets end of year (000’s) omitted	$13,712	$11,552	$10,080	$15,254	$21,271

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[5]	Effective February 27, 2017, Class I shares were renamed Class Z and Class S shares were renamed Class I.

AMG GW&K High Income Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2021	2020	2019	2018	2017[1]

Net Asset Value, Beginning of Year	$22.23	$21.52	$20.04	$21.06	$19.05

Income (loss) from Investment Operations:

Net investment income[2,3]	0.53	0.51	0.57	0.69	0.75

Net realized and unrealized gain (loss) on investments	0.28	2.09	0.98	(1.57)	1.26

Total income (loss) from investment operations	0.81	2.60	1.55	(0.88)	2.01

Less Distributions to Shareholders from:

Net investment income	(0.53)	(0.48)	(0.07)	(0.14)	–

Net realized gain on investments	(0.05)	(1.41)	–	–	–

Total distributions to shareholders	(0.58)	(1.89)	(0.07)	(0.14)	–

Net Asset Value, End of Year	$22.46	$22.23	$21.52	$20.04	$21.06

Total Return[3,4]	3.67%	12.16%	7.67%	(4.18)%	10.55%

Ratio of net expenses to average net assets	0.84%	0.89%	0.89%	0.89%	0.89%

Ratio of gross expenses to average net assets[5]	1.37%	1.70%	1.87%	1.52%	1.39%

Ratio of net investment income to average net assets[3]	2.36%	2.28%	2.70%	3.34%	3.71%

Portfolio turnover	97%	157%	52%	60%	55%

Net assets end of year (000’s) omitted	$8,157	$10,302	$9,638	$10,365	$14,074

AMG GW&K High Income Fund Financial Highlights For a share outstanding throughout each fiscal period

For the fiscal
Class I	period ended December 31, 2021[6]

Net Asset Value, Beginning of Period	$22.27

Income from Investment Operations:

Net investment income[2,3]	0.46

Net realized and unrealized gain on investments	0.35

Total income from investment operations	0.81

Less Distributions to Shareholders from:

Net investment income	(0.58)

Net realized gain on investments	(0.05)

Total distributions to shareholders	(0.63)

Net Asset Value, End of Period	$22.45

Total Return[3,4]	3.68%[7]

Ratio of net expenses to average net assets	0.64%[8]

Ratio of gross expenses to average net assets[5]	1.17%[8]

Ratio of net investment income to average net assets[3]	2.56%[8]

Portfolio turnover	97%

Net assets end of period (000’s) omitted	$13,166

[1]	Effective February 27, 2017, Class S was renamed Class N.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	Commencement of operations was on March 15, 2021.

[7]	Not annualized.

[8]	Annualized.

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$12.45	$12.12	$11.48	$11.60	$11.25

Income (loss) from Investment Operations:

Net investment income[1,2]	0.13	0.15	0.19	0.17	0.15

Net realized and unrealized gain (loss) on investments	(0.11)	0.33	0.64	(0.11)	0.36

Total income from investment operations	0.02	0.48	0.83	0.06	0.51

Less Distributions to Shareholders from:

Net investment income	(0.13)	(0.15)	(0.19)	(0.18)	(0.15)

Net realized gain on investments	(0.10)	–	–	(0.00)[3]	(0.01)

Total distributions to shareholders	(0.23)	(0.15)	(0.19)	(0.18)	(0.16)

Net Asset Value, End of Year	$12.24	$12.45	$12.12	$11.48	$11.60

Total Return[2,4]	0.10%	4.31%	7.29%	0.54%	4.58%

Ratio of net expenses to average net assets	0.71%	0.71%	0.71%	0.71%	0.71%

Ratio of gross expenses to average net assets[5]	0.76%	0.77%	0.78%	0.77%	0.78%

Ratio of net investment income to average net assets[2]	1.01%	1.25%	1.59%	1.53%	1.31%

Portfolio turnover	24%	17%	18%	35%	27%

Net assets end of year (000’s) omitted	$17,112	$18,153	$18,711	$17,445	$29,513

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2021	2020	2019	2018	2017[6]

Net Asset Value, Beginning of Year	$12.52	$12.18	$11.54	$11.66	$11.31

Income (loss) from Investment Operations:

Net investment income[1,2]	0.17	0.19	0.23	0.21	0.19

Net realized and unrealized gain (loss) on investments	(0.11)	0.34	0.64	(0.12)	0.36

Total income from investment operations	0.06	0.53	0.87	0.09	0.55

Less Distributions to Shareholders from:

Net investment income	(0.17)	(0.19)	(0.23)	(0.21)	(0.19)

Net realized gain on investments	(0.10)	–	–	(0.00)[3]	(0.01)

Total distributions to shareholders	(0.27)	(0.19)	(0.23)	(0.21)	(0.20)

Net Asset Value, End of Year	$12.31	$12.52	$12.18	$11.54	$11.66

Total Return[2,4]	0.43%	4.70%	7.58%	0.87%	4.90%

Ratio of net expenses to average net assets	0.39%	0.39%	0.39%	0.39%	0.37%

Ratio of gross expenses to average net assets[5]	0.44%	0.45%	0.46%	0.45%	0.45%

Ratio of net investment income to average net assets[2]	1.33%	1.57%	1.91%	1.85%	1.64%

Portfolio turnover	24%	17%	18%	35%	27%

Net assets end of year (000’s) omitted	$1,331,958	$1,287,667	$1,014,514	$940,553	$1,045,399

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	Less than $(0.005) per share.

[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	Effective June 23, 2017, Class S shares were converted to Class I shares.

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$10.69	$10.42	$9.69	$10.02	$9.40

Income (loss) from Investment Operations:

Net investment income[1,2]	0.20	0.23	0.26	0.27	0.26

Net realized and unrealized gain (loss) on investments	0.18	0.37	0.78	(0.33)	0.62

Total income (loss) from investment operations	0.38	0.60	1.04	(0.06)	0.88

Less Distributions to Shareholders from:

Net investment income	(0.19)	(0.21)	(0.25)	(0.15)	(0.26)

Net realized gain on investments	(0.14)	(0.12)	(0.06)	–	–

Paid in capital	–	–	–	(0.12)	–

Total distributions to shareholders	(0.33)	(0.33)	(0.31)	(0.27)	(0.26)

Net Asset Value, End of Year	$10.74	$10.69	$10.42	$9.69	$10.02

Total Return[2,3]	3.59%	5.95%	10.92%	(0.55)%	9.51%

Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	1.01%

Ratio of gross expenses to average net assets[4]	1.05%	1.07%	1.08%	1.08%	1.11%

Ratio of net investment income to average net assets[2]	1.85%	2.17%	2.56%	2.79%	2.67%

Portfolio turnover	61%	81%	40%	89%	67%

Net assets end of year (000’s) omitted	$14,923	$5,015	$5,722	$7,283	$8,828

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2021	2020	2019	2018	2017[5]

Net Asset Value, Beginning of Year	$10.40	$10.15	$9.45	$10.01	$9.40

Income (loss) from Investment Operations:

Net investment income[1,2]	0.23	0.25	0.29	0.31	0.30

Net realized and unrealized gain (loss) on investments	0.17	0.37	0.76	(0.32)	0.61

Total income (loss) from investment operations	0.40	0.62	1.05	(0.01)	0.91

Less Distributions to Shareholders from:

Net investment income	(0.23)	(0.25)	(0.29)	(0.31)	(0.30)

Net realized gain on investments	(0.14)	(0.12)	(0.06)	–	–

Paid in capital	–	–	–	(0.24)	–

Total distributions to shareholders	(0.37)	(0.37)	(0.35)	(0.55)	(0.30)

Net Asset Value, End of Year	$10.43	$10.40	$10.15	$9.45	$10.01

Total Return[2,3]	3.94%	6.31%	11.28%	(0.07)%	9.79%

Ratio of net expenses to average net assets	0.64%	0.64%	0.64%	0.64%	0.64%

Ratio of gross expenses to average net assets[4]	0.70%	0.72%	0.73%	0.73%	0.74%

Ratio of net investment income to average net assets[2]	2.20%	2.52%	2.91%	3.14%	3.05%

Portfolio turnover	61%	81%	40%	89%	67%

Net assets end of year (000’s) omitted	$369,473	$323,439	$273,228	$203,867	$226,638

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,				For the fiscal period ended December 31,

Class Z	2021	2020	2019	2018	2017[6]

Net Asset Value, Beginning of Period	$10.40	$10.15	$9.44	$10.01	$9.49

Income (loss) from Investment Operations:

Net investment income[1,2]	0.24	0.26	0.30	0.31	0.25

Net realized and unrealized gain (loss) on investments	0.17	0.37	0.76	(0.32)	0.52

Total income (loss) from investment operations	0.41	0.63	1.06	(0.01)	0.77

Less Distributions to Shareholders from:

Net investment income	(0.24)	(0.26)	(0.29)	(0.32)	(0.25)

Net realized gain on investments	(0.14)	(0.12)	(0.06)	–	–

Paid in capital	–	–	–	(0.24)	–

Total distributions to shareholders	(0.38)	(0.38)	(0.35)	(0.56)	(0.25)

Net Asset Value, End of Period	$10.43	$10.40	$10.15	$9.44	$10.01

Total Return[2,3]	3.99%	6.37%	11.45%	(0.09)%	8.23%[7]

Ratio of net expenses to average net assets	0.59%	0.59%	0.59%	0.59%	0.59%[8]

Ratio of gross expenses to average net assets[4]	0.65%	0.67%	0.68%	0.68%	0.69%[8]

Ratio of net investment income to average net assets[2]	2.25%	2.57%	2.96%	3.19%	3.07%[8]

Portfolio turnover	61%	81%	40%	89%	67%

Net assets end of period (000’s) omitted	$135	$130	$120	$108	$108

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[5]	Effective June 23, 2017, Class S shares were converted to Class I shares.

[6]	Commencement of operations was February 27, 2017.

[7]	Not annualized.

[8]	Annualized.

Notes to Financial Statements December 31, 2021

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds, AMG Funds II and AMG Funds III (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG GW&K Municipal Bond Fund (“Municipal Bond”), AMG GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), AMG Funds II: AMG GW&K Enhanced Core Bond ESG Fund (“Enhanced Core Bond ESG”) and AMG Funds III: AMG GW&K ESG Bond Fund (formerly AMG Managers Loomis Sayles Bond Fund) (“ESG Bond”), and AMG GW&K High Income Fund (“High Income”), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. All Funds offer Class N shares and Class I shares; and Municipal Enhanced and Enhanced Core Bond ESG offer Class Z shares. High Income Class I shares commenced operations on March 15, 2021. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

On March 17-18, 2021, the Board of Trustees of AMG Fund III (the “Board” and together with the Board of Trustees of AMG Funds and AMG Funds II, the “Boards”) approved GW&K Investment Management, LLC (“GW&K”) as the subadviser to ESG Bond on an interim basis to replace Loomis, Sayles & Company, L.P. (“Loomis”) effective March 19, 2021, which was subsequently approved by the shareholders of ESG Bond on June 11, 2021. After the subadviser change, ESG Bond seeks to achieve it’s investment objective by investing in a diversified portfolio of fixed income securities. In conjunction with the respective changes in investment strategy for ESG Bond, the Fund sold substantially all open positions around the date of the subadviser change that increased the Fund’s portfolio turnover. Also, during the transition of ESG Bond, the Fund invested in futures contracts to manage exposure to security markets. ESG Bond also declared a special capital gain distribution on March 29, 2021. In addition, the Board also approved expense changes (See Note 2).

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the Funds and thus Fund performance.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

For the Funds, equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price for ESG Bond and High Income or the mean between the last quoted bid and ask prices (the “mean price”) for Enhanced Core Bond ESG, Municipal Bond and Municipal Enhanced. Equity securities held by the Funds that are traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price. Effective October 1, 2021, equity securities lacking any sales in Enhanced Core Bond ESG, Municipal Bond and Municipal Enhanced are valued at the last quoted bid price and equity securities traded in the over-the-counter market (other than NMS securities) in each Fund are valued at the bid price. As of October 1, 2021, there was no impact to the Funds due to the changes in valuation policy.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value. Effective October 1, 2021, fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price provided by an authorized pricing service. As of October 1, 2021, the impact of the change in valuation policy to Unrealized Appreciation/Depreciation and Net Asset Value Per Share for ESG Bond, Enhanced Core Bond ESG, High Income, Municipal Bond and Municipal Enhanced was $(133,118), $48,641, $(1,571), $768,188 and $373,784, respectively, and less than $(0.01), $0.01, less than $(0.01), $0.01 and $0.01, respectively.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Boards. Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Boards. The Valuation Committee, which is comprised of the Independent Trustees of the Boards, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Boards to make fair value

Notes to Financial Statements (continued)

determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Boards’ valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trusts’ securities valuation procedures, the Valuation Committee, seeks to determine the price that a Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Boards will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Boards have adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from net investment income, if any, will normally be declared and paid monthly by the Funds. High Income commenced monthly net investment income distributions on March 29, 2021. Fund distributions resulting from realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to the equalization utilized and net operating losses. Temporary differences are primarily due to wash sales loss deferrals and premium amortization on callable bonds.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

	ESG Bond		Enhanced Core Bond ESG		High Income

Distributions paid from:	2021	2020	2021	2020	2021	2020

Ordinary income *	$200,763	$38,079,582	$824,369	$815,592	$543,755	$364,445

Tax-exempt income	–	–	–	–	–	–

Long-term capital gains	104,312,217	2,648,558	–	–	547	460,580

Paid-in capital	–	–	47,927	–	–	–

	$104,512,980	$40,728,140	$872,296	$815,592	$544,302	$825,025

			Municipal Bond		Municipal Enhanced

Distributions paid from:			2021	2020	2021	2020

Ordinary income *			$808,177	$154,232	$1,453,156	$1,182,108

Tax-exempt income			17,729,864	18,075,720	8,070,665	7,549,526

Long-term capital gains			9,730,890	3,524,571	3,573,833	2,730,802

Paid-in capital			–	–	–	–

			$28,268,931	$21,754,523	$13,097,654	$11,462,436

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2021, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	ESG Bond	Enhanced Core Bond ESG	High Income	Municipal Bond	Municipal Enhanced

Capital loss carryforward	–	$2,528,660	–	–	–

Undistributed ordinary income	–	–	$24,685	$87,872	$117,246

Undistributed tax-exempt income	–	–	–	31,461	8,924

Undistributed long-term capital gains	$963,551	–	2,954	1,733,844	814,678

At December 31, 2021, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Appreciation

ESG Bond	$753,745,709	$13,194,540	$(8,084,103)	$5,110,437

Enhanced Core Bond ESG	58,700,014	880,542	(433,499)	447,043

High Income	22,936,479	160,912	(119,098)	41,814

Municipal Bond	1,335,968,744	55,012,705	(1,921,786)	53,090,919

Municipal Enhanced	356,397,903	25,418,003	(217,266)	25,200,737

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2021, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2021, Enhanced Core Bond ESG had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may

Notes to Financial Statements (continued)

be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

Fund	Short-Term	Long-Term	Total

Enhanced Core Bond ESG	$1,145,095	$1,383,565	$2,528,660

As of December 31, 2021, ESG Bond, High Income, Municipal Bond and Municipal Enhanced had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the year ending December 31, 2022, such amounts may be used to offset future realized capital gains, for an unlimited time period.

For the fiscal year ended December 31, 2021, the following Fund utilized capital loss carryovers in the amount of:

Fund	Short-Term	Long-Term

Enhanced Core Bond ESG	$22,458	$876,687

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended December 31, 2021 and December 31, 2020, the capital stock transactions by class for the Funds were as follows:

	ESG Bond				Enhanced Core Bond ESG

	December 31, 2021		December 31, 2020		December 31, 2021		December 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	1,452,937	$38,053,195	2,974,694	$80,948,805	286,260	$3,068,578	325,128	$3,475,322

Reinvestment of distributions	2,051,404	51,918,933	712,467	19,290,277	17,561	187,784	20,814	219,293

Cost of shares repurchased	(6,049,606)	(156,764,465)	(6,734,473)	(180,090,308)	(459,141)	(4,905,575)	(352,412)	(3,703,576)

Net decrease	(2,545,265)	$(66,792,337)	(3,047,312)	$(79,851,226)	(155,320)	$(1,649,213)	(6,470)	$(8,961)

Class I:

Proceeds from sale of shares	3,132,524	$82,409,399	5,277,165	$142,427,000	1,729,710	$18,560,256	1,930,056	$20,740,872

Reinvestment of distributions	1,959,229	49,642,039	741,223	20,066,494	40,944	439,321	28,452	303,557

Cost of shares repurchased	(11,383,287)	(293,819,048)	(8,884,854)	(237,615,746)	(1,177,158)	(12,618,347)	(250,872)	(2,616,750)

Net increase (decrease)	(6,291,534)	$(161,767,610)	(2,866,466)	$(75,122,252)	593,496	$6,381,230	1,707,636	$18,427,679

Class Z:

Proceeds from sale of shares	–	–	–	–	442,744	$4,753,770	325,068	$3,463,674

Reinvestment of distributions	–	–	–	–	17,832	191,235	20,445	216,232

Cost of shares repurchased	–	–	–	–	(229,602)	(2,465,708)	(278,702)	(2,935,192)

Net increase	–	–	–	–	230,974	$2,479,297	66,811	$744,714

	High Income				Municipal Bond

	December 31, 2021		December 31, 2020		December 31, 2021		December 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	111,205	$2,494,229	122,058	$2,754,401	698,892	$8,650,727	841,918	$10,312,713

Reinvestment of distributions	9,973	224,451	36,046	798,071	23,744	292,232	22,319	274,465

Cost of shares repurchased	(221,405)	(4,977,229)	(142,591)	(3,100,201)	(782,262)	(9,674,017)	(950,262)	(11,578,005)

Net increase (decrease)	(100,227)	$(2,258,549)	15,513	$452,271	(59,626)	$(731,058)	(86,025)	$(990,827)

Notes to Financial Statements (continued)

	High Income				Municipal Bond

	December 31, 2021		December 31, 2020		December 31, 2021		December 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class I:[1]

Proceeds from sale of shares	605,743	$13,584,553	–	–	33,594,124	$418,621,329	50,063,425	$614,578,625

Reinvestment of distributions	13,885	312,124	–	–	1,809,529	22,408,701	1,402,065	17,349,323

Cost of shares repurchased	(33,112)	(749,594)	–	–	(30,023,803)	(373,936,594)	(31,883,833)	(389,584,617)

Net increase	586,516	$13,147,083	–	–	5,379,850	$67,093,436	19,581,657	$242,343,331

	Municipal Enhanced

	December 31, 2021		December 31, 2020

	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	3,442,311	$37,047,081	1,891,900	$19,211,900

Reinvestment of distributions	15,958	172,953	17,895	186,782

Cost of shares repurchased	(2,537,721)	(27,497,613)	(1,989,572)	(20,374,161)

Net increase (decrease)	920,548	$9,722,421	(79,777)	$(975,479)

Class I:

Proceeds from sale of shares	10,001,279	$105,402,142	11,477,762	$114,640,533

Reinvestment of distributions	631,256	6,610,515	570,856	5,821,974

Cost of shares repurchased	(6,312,309)	(66,530,105)	(7,868,907)	(78,826,067)

Net increase	4,320,226	$45,482,552	4,179,711	$41,636,440

Class Z:

Proceeds from sale of shares	—	—	146	$1,500

Reinvestment of distributions	461	$4,817	455	4,635

Net increase	461	$4,817	601	$6,135

[1]	Commencement of operations was March 15, 2021 for Class I of High Income.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2021, the market value of Repurchase Agreements outstanding for ESG Bond, Enhanced Core Bond ESG and High Income were $19,741,844, $1,481,522, and $2,340,362, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the

Notes to Financial Statements (continued)

sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. SECURITIES TRANSACTED ON A WHEN ISSUED BASIS

The Funds may enter into To-Be-Announced (“TBA”) sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, with the same counterparty, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in Footnote 1a.

Each TBA contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment with the same broker, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

k. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each Fund’s Schedule of Portfolio Investments. With respect to purchase commitments, the Fund’s identify securities as segregated in its records with a value at least equal to the amount of the commitment. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as an investment in securities and a forward sale commitment in the Fund’s Statement of Assets and Liabilities. For financial reporting purposes, the Fund does offset the receivable and payable for delayed delivery investments purchased and sold on TBA commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to the Boards approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K. Prior to March 19, 2021, ESG Bond’s investment portfolio was managed by Loomis, who served pursuant to subadvisory agreements with the Investment Manager.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2021, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

ESG Bond	0.23%[1]

Enhanced Core Bond ESG	0.30%

High Income	0.39%[2]

Municipal Bond

on first $25 million	0.35%

on next $25 million	0.30%

on next $50 million	0.25%

on balance over $100 million	0.20%

Municipal Enhanced	0.45%

[1]	Prior to June 12, 2021, the annual rate for the investment management fees for ESG Bond was 0.26% of the Fund’s average daily net assets.
[2]	Prior to December 4, 2020, the annual rate for the investment management fees for High Income was 0.55% of the Fund’s average daily net assets.

The Investment Manager has contractually agreed, through at least May 1, 2023 for ESG Bond and through at least May 1, 2022 for Enhanced Core Bond ESG, High Income, Municipal Bond, and Municipal Enhanced, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of ESG Bond, Enhanced Core Bond ESG, High Income, Municipal Bond, and Municipal Enhanced to the annual rate of 0.43%, 0.48%. 0.59%, 0.34%, and 0.59%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances. Prior to June 12, 2021, ESG Bond expense limitation was 0.46%, and prior to December 4, 2020, the expense limitation was 0.89% for High Income.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid,

Notes to Financial Statements (continued)

waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Boards, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

At December 31, 2021, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	ESG Bond	Enhanced Core Bond ESG	High Income

Less than 1 year	$64,494	$153,359	$94,471

1-2 years	51,532	135,792	75,430

2-3 years	19,644	113,335	94,499

Total	$135,670	$402,486	$264,400

Expiration Period	Municipal Bond	Municipal Enhanced

Less than 1 year	$651,229	$220,347

1-2 years	704,935	242,883

2-3 years	706,015	230,390

Total	$2,062,179	$693,620

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, Enhanced Core Bond ESG, Municipal Bond and Municipal Enhanced may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the

Distributor up to 0.25% annually of Enhanced Core Bond ESG, Municipal Bond and Municipal Enhanced average daily net assets attributable to the Class N shares. The portion of payments made under the plan by Class N shares of Enhanced Core Bond ESG, Municipal Bond and Municipal Enhanced for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

For each of Class N shares and Class I shares of ESG Bond, High Income, Municipal Bond, Municipal Enhanced, and for Enhanced Core Bond ESG’s Class I shares, the Boards have approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2021, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

ESG Bond

Class N	0.25%	0.25%

Class I	0.05%	0.05%

Enhanced Core Bond ESG

Class I	0.10%	0.08%

High Income

Class N	0.25%	0.25%

Class I	0.05%	0.05%

Municipal Bond

Class N	0.15%	0.12%

Class I	0.05%	0.05%

Municipal Enhanced

Class N	0.15%	0.15%

Class I	0.05%	0.05%

The Boards provide supervision of the affairs of the Trusts and other trusts within the AMG Funds Family. The Trustees of the Trusts who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Boards and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary

Notes to Financial Statements (continued)

for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Boards, and the Boards monitor the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At December 31, 2021, the Funds had no interfund loans outstanding.

The following Funds utilized the interfund loan program during the fiscal year ended December 31, 2021 as follows:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate

ESG Bond	$3,192,280	7	$578	0.944%

Enhanced Core Bond ESG	1,676,031	6	252	0.914%

Municipal Bond	2,642,739	18	1,198	0.920%

Municipal Enhanced	1,529,151	9	349	0.926%

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

ESG Bond	$2,049,436	20	$1,051	0.936%

Enhanced Core Bond ESG	2,212,964	2	111	0.913%

Municipal Enhanced	4,733,326	4	487	0.938%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2021, were as follows:

	Long Term Securities

Fund	Purchases	Sales

ESG Bond	$968,244,555	$1,361,615,133

Enhanced Core Bond ESG	29,584,559	32,258,220

High Income	27,950,119	16,972,674

Municipal Bond	436,576,718	301,391,624

Municipal Enhanced	276,847,399	220,346,399

Purchases and sales of U.S. Government Obligations for the fiscal year ended December 31, 2021 were as follows:

	U.S. Government Obligations

Fund	Purchases	Sales

ESG Bond	$676,248,854	$509,070,884

Enhanced Core Bond ESG	22,888,664	14,065,357

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2021, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

ESG Bond	$39,839,239	$19,741,844	$21,586,934	$41,328,778

Enhanced Core Bond ESG	5,203,772	1,481,522	3,886,928	5,368,450

High Income	2,660,400	2,340,362	427,388	2,767,750

The following table summarizes the securities received as collateral for securities lending at December 31, 2021:

	Collateral	Coupon	Maturity
Fund	Type	Range	Date Range

ESG Bond	U.S. Treasury Obligations	0.000%-4.375%	02/03/22-11/15/49

Enhanced Core Bond ESG	U.S. Treasury Obligations	0.000%-4.625%	01/31/22-08/15/50

High Income	U.S. Treasury Obligations	0.000%-3.875%	02/03/22-02/15/49

5. FOREIGN SECURITIES

Certain Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties

Notes to Financial Statements (continued)

to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. RISKS ASSOCIATED WITH HIGH YIELD SECURITIES

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

8. FORWARD COMMITMENTS

Certain transactions, such as futures and forward transactions, or delayed delivery securities may have a similar effect on a Fund’s net asset value as if a Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, a Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

9. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why ESG Bond used derivative instruments, the credit risk and how derivative instruments affect the Fund’s financial position, and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities, and the realized gains and losses and changes in unrealized appreciation and depreciation on the Statement of Operations, each categorized by type of derivative contract, are included in a table at the end of ESG Bond’s Schedule of Portfolio Investments.

For ESG Bond, from March 9, 2021 to March 18, 2021, Loomis used futures contracts to adjust the Fund’s duration and from March 31, 2021 to April 4, 2021, the transition managers used futures contracts to realign the Fund’s portfolio. The daily average for ESG Bond of financial instruments outstanding were as follows:

ESG Bond

Financial Futures Contracts

Average number of contracts purchased	8

Average number of contracts sold	9

Average notional value of contracts purchased	$1,162,930

Average notional value of contracts sold	$1,324,812

10. FUTURES CONTRACTS

Before March 19, 2021, ESG Bond used futures contracts to adjust the Fund’s duration, and during the transition of the portfolio for ESG Bond, the transition manager purchased and sold futures contracts to achieve desired levels of investment. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day.

Variation margin on futures contracts is recorded as unrealized appreciation or depreciation until the futures contract is closed or expired. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability), and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gain or loss on futures contracts.

At December 31, 2021, there were no open futures contracts.

11. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program, Repurchase Agreements and derivatives, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4. At December 31, 2021, the Funds had no outstanding derivatives outstanding.

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2021:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

ESG Bond

Cantor Fitzgerald Securities, Inc.	$4,688,700	–	$4,688,700	$4,688,700	–

Citadel Securities LLC	3,954,552	–	3,954,552	3,954,552	–

HSBC Securities USA, Inc.	116,285	–	116,285	116,285	–

Mirae Asset Securities USA, Inc.	2,196,463	–	2,196,463	2,196,463	–

RBC Dominion Securities, Inc.	4,688,696	–	4,688,696	4,688,696	–

State of Wisconsin Investment Board	4,097,148	–	4,097,148	4,097,148	–

Total	$19,741,844	–	$19,741,844	$19,741,844	–

Enhanced Core Bond ESG

Citigroup Global Markets, Inc.	$481,522	–	$481,522	$481,522	–

RBC Dominion Securities, Inc.	1,000,000	–	1,000,000	1,000,000	–

Total	$1,481,522	–	$1,481,522	$1,481,522	–

High Income

Bank of America Securities, Inc.	$1,000,000	–	$1,000,000	$1,000,000	–

Morgan, Stanley & Co. LLC	340,362	–	340,362	340,362	–

RBC Dominion Securities, Inc.	1,000,000	–	1,000,000	1,000,000	–

Total	$2,340,362	–	$2,340,362	$2,340,362	–

12. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS, AMG FUNDS II, AND AMG FUNDS III AND SHAREHOLDERS OF AMG GW&K MUNICIPAL BOND FUND, AMG GW&K MUNICIPAL ENHANCED YIELD FUND, AMG GW&K ENHANCED CORE BOND ESG FUND, AMG GW&K ESG BOND FUND, AND AMG GW&K HIGH INCOME FUND

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund (two of the funds constituting AMG Funds), AMG GW&K Enhanced Core Bond ESG Fund (one of the funds constituting AMG Funds II), AMG GW&K ESG Bond Fund (formerly AMG Managers Loomis Sayles Bond Fund), and AMG GW&K High Income Fund, (two of the funds constituting AMG Funds III) (hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 1, 2022

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

Other Information (unaudited)

TAX INFORMATION

AMG GW&K ESG Bond Fund, AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K High Income Fund, AMG GW&K Municipal Bond Fund, and AMG GW&K Municipal Enhanced Yield Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2021 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG GW&K ESG Bond Fund, AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K High Income Fund, AMG GW&K Municipal Bond Fund, and AMG GW&K Municipal Enhanced Yield Fund each hereby designates $105,416,331, $0, $547, $9,730,890, and $3,573,833, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2021, or if subsequently determined to be different, the net capital gains of such fiscal year.

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 680 Washington Blvd., Suite 500, Stamford, CT. 06901.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 - AMG Funds • Trustee since 2012 - AMG Funds II • Trustee since 2012 - AMG Funds III • Oversees 42 Funds in Fund Complex	Bruce B. Bingham, 73 Partner, Hamilton Partners (real estate development firm) (1987-Current); Director of The Yacktman Funds (2 portfolios) (2000-2012).
• Trustee since 2013 - AMG Funds • Trustee since 2013 - AMG Funds II • Trustee since 2013 - AMG Funds III • Oversees 46 Funds in Fund Complex

Kurt A. Keilhacker, 58

Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016); Board Member, 6wind SA (2002-2019).

• Trustee since 2000 - AMG Funds • Trustee since 2000 - AMG Funds II • Trustee since 2000 - AMG Funds III • Oversees 42 Funds in Fund Complex

Steven J. Paggioli, 71

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Director, The Wadsworth Group; Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC and First Fund Distributors, INC. (1990-2001).

• Independent Chairman • Trustee since 2000 - AMG Funds • Trustee since 2000 - AMG Funds II • Trustee since 2000 - AMG Funds III • Oversees 46 Funds in Fund Complex

Eric Rakowski, 63

Professor of Law, University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Director of Harding, Loevner Funds, Inc. (10 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

• Trustee since 2013 - AMG Funds • Trustee since 2013 - AMG Funds II • Trustee since 2013 - AMG Funds III • Oversees 46 Funds in Fund Complex

Victoria L. Sassine, 56

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson of the Board of Directors of Business Management Associates (2018 to 2019).

AMG Funds Trustees and Officers (continued)

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2000 - AMG Funds II • Trustee since 2004 - AMG Funds • Trustee since 1987 - AMG Funds III • Oversees 42 Funds in Fund Complex

Thomas R. Schneeweis, 74

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Co-Founder and Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Co-Owner, Yes Wealth Management (2018-Present); Director, CAIA Foundation (2010-2019); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC (formerly Schneeweis Partners, LLC) (2001-2013).

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 46 Funds in Fund Complex

Christine C. Carsman, 69

Affiliated Managers Group, Inc. (2004-Present): Senior Policy Advisor (2019-Present), Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel (2017-2018), Senior Vice President and Deputy General Counsel (2011-2016), Senior Vice President and Chief Regulatory Counsel (2007-2011), Vice President and Chief Regulatory Counsel (2004-2007); Chair of the Board of Directors, AMG Funds plc (2015-2018); Director, AMG Funds plc (2010-2018); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Director Emeritus of Harding, Loevner Funds, Inc. (0 Portfolios) (2021- Present); Director of Harding, Loevner Funds, Inc. (9 portfolios) (2017-2020).

• Trustee since 2021 • Oversees 46 Funds in Fund Complex

Garret W. Weston, 40

Affiliated Managers Group, Inc. (2008-Present): Managing Director, Co-Head of Affiliate Engagement (2021-Present), Senior Vice President, Affiliate Development (2016-2021), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2012-2015), Senior Associate, New Investments (2008-2012); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 63

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 56

Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 55

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

AMG Funds Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• Deputy Treasurer since 2017

John A. Starace, 51

Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer and Sarbanes-Oxley Code of Ethics since 2019

Patrick J. Spellman, 47

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 36

Vice President, Senior Counsel, AMG Funds LLC (2021-Present); Vice President, Counsel, AMG Funds LLC (2019-2021); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 44

Director, Legal and Compliance, AMG Funds LLC (2020-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014).

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

6023 Airport Road

Oriskany, NY 13424

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Funds’ website at amgfunds.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com |

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Beutel Goodman International Equity

Beutel, Goodman & Company Ltd.

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap

AMG GW&K Small/Mid Cap Growth

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road International Value Equity

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

amgfunds.com |	123121 AR088

ANNUAL REPORT

AMG Funds

December 31, 2021

AMG Renaissance Large Cap Growth Fund

Class N: MRLTX | Class I: MRLSX | Class Z: MRLIX

amgfunds.com	123121	AR024

AMG Funds Annual Report – December 31, 2021

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The fiscal year ended December 31,2021, was marked by the continued extraordinary recovery amid an unprecedented global effort to stop the COVID-19 pandemic. Equities rallied to new record highs amid better-than-expected corporate earnings, colossal fiscal and monetary stimulus programs, and an improving economic backdrop. Since the market bottom on March 23, 2020, the S&P 500® Index has gained over 119%. Businesses and consumers contended with disrupted supply chains and rising prices on a wide range of goods such as lumber and gasoline, and outbreaks of coronavirus variants kept the world on edge. Volatility increased in September as investors grew more concerned about rising inflation and more hawkish global central bank policies, but equities were resilient and finished the fiscal year with a strong rally.

The S&P 500® gained 28.71% during the year and all sectors produced double-digit returns, but there was very wide dispersion in performance. Energy and real estate led the market with returns of 54.72% and 46.20%, respectively. On the other hand, utilities and consumer staples lagged with returns of 17.63% and 18.63%, respectively. Growth stocks edged out Value stocks as the Russell 1000® Growth Index returned 27.60% compared to the 25.16% return for the Russell 1000® Value Index. Small cap stocks underperformed as the Russell 2000® Index returned 14.82%. Within small caps, the Value-Growth disparity was much more pronounced as the Russell 2000® Value Index returned 28.27% compared to 2.83% for the Russell 2000® Growth Index. Outside the U.S., foreign developed markets lagged their U.S. counterparts with an 11.26% return for the MSCI EAFE Index. A major regulatory crackdown in China shook investor confidence in Chinese equities and caused emerging markets to underperform with a (2.54)% return for the MSCI Emerging Markets Index.

Interest rates lifted off from near-historic lows as the vaccine rollout initiated a return to normalcy and the economic outlook improved. The 10-year Treasury yield rose 59 basis points to 1.52% and ended the year slightly shy of its post-pandemic high. The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, lost (1.54)% over the period. While risk appetite was strong, rising rates still hurt returns for investment-grade corporate bonds, which lost (1.04)% during the year. The global search for yield helped high-yield bonds outperform the investment-grade market with a 5.28% return as measured by the return of the Bloomberg U.S. Corporate High Yield Bond Index. Municipal bonds benefited from a strong technical backdrop, which drove a 1.52% return for the Bloomberg Municipal Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2021*
Stocks:		1 Year	3 Years	5 Years

Large Cap	(S&P 500® Index)	28.71%	26.07%	18.47%

Small Cap	(Russell 2000® Index)	14.82%	20.02%	12.02%

International	(MSCI ACWI ex USA)	7.82%	13.18%	9.61%
Bonds:

Investment Grade	(Bloomberg U.S. Aggregate Bond Index)	(1.54)%	4.79%	3.57%

High Yield	(Bloomberg U.S. Corporate High Yield Bond Index)	5.28%	8.83%	6.30%

Tax-exempt	(Bloomberg Municipal Bond Index)	1.52%	4.73%	4.17%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	0.09%	1.23%	1.31%

*Source:	FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2021	Expense Ratio for the Period	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Expenses Paid During the Period*
AMG Renaissance Large Cap Growth Fund
Based on Actual Fund Return
Class N	1.00%	$1,000	$1,143	$5.40
Class I	0.76%	$1,000	$1,145	$4.11
Class Z	0.66%	$1,000	$1,146	$3.57

Based on Hypothetical 5% Annual Return
Class N	1.00%	$1,000	$1,020	$5.09
Class I	0.76%	$1,000	$1,021	$3.87
Class Z	0.66%	$1,000	$1,022	$3.36

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG Renaissance Large Cap Growth Fund Portfolio Manager’s Comments (unaudited)

AMG Renaissance Large Cap Growth Fund (the “Fund”) Class N share’s rose 30.02% for the year ending December 31,2021, outpacing the Fund’s benchmark, the Russell 1000® Growth Index, which rose 27.60%.

MARKET OVERVIEW

Despite a surge in market volatility in the fourth quarter, the stock market posted another gain during the year. The materials, real estate, and utilities sectors were among the stronger performers, while the communication services, consumer discretionary, and health care sectors lagged. Bond yields rose slightly as 10-Year U.S. Treasury Bond Yield rose 0.09% to 1.52% by the end of the period.

Economic news was led by concerns about inflation during the fourth quarter. The annualized change in the Consumer Price Index reached 6.8% for the 12 months ending November 30, marking its highest reading since 1982. Shortages of certain raw materials and manufactured goods have disrupted corporate supply chains, resulting in higher prices. In addition, rising labor costs suggest further inflation in the months ahead. According to the U.S. Department of Labor, median weekly earnings were 6.9% higher in the third quarter of 2021 compared to the fourth quarter of 2019. Workers in the bottom decile of earnings saw their incomes rise by 9.2%.

Beginning last year, the U.S. Federal Reserve (the “Fed”) placed greater emphasis on bringing the economy to full employment while simultaneously establishing greater tolerance for inflation. This policy now appears to be shifting. In mid-December, the Fed signaled that it will likely hike interest rates on three separate occasions in 2022 to curtail inflation. Meanwhile, the Fed stated that it will begin tapering the purchases of bonds in the open market in an effort to end the bond buying program entirely by March 2022. It seems that officials of the Fed are more concerned in regards to the elevated, and possibly persistent, rates of inflation.

Currently, the world is overcoming yet another COVID variant–omicron–which appears to be more contagious than any previous variant. However,

omicron appears to be less virulent than previous strains, suggesting that the world may continue to be on course for learning how to live with COVID on a long-term basis. As of the end of the quarter, 9.25 billion vaccine doses have been administered globally, and 58.5% of the total world population has received at least one dose (Source: Our World in Data).

The recovery in corporate earnings from the depths of the COVID pandemic have been extraordinary. Beginning, from the third quarter of 2020 through this past September, corporate earnings have grown 27.6%–roughly in line with the S&P 500® Index’s gain of 28.1% over the same period. Using a starting point of 9/30/2019 (prior to the onset of COVID), the gain in earnings over the past two years have been 42.6%, compared with a 44.7% gain in the S&P 500®. This two-year increase in earnings has been among the strongest two-year periods or earnings gains since World War II, which helps explain the correspondingly good returns from stocks.

While stocks have continued to flirt with all-time highs, bond yields have remained at historically low levels, particularly when adjusted for inflation. The quarter-ending yield of 1.52% for the 10-Year U.S. Treasury Bond ranks in the lowest 9% of historical results over the past 20 years.Subtracting the current inflation rate from the yield results in a real yield of -5.3%; which is among the lowest levels ever seen in the U.S. Rising bond yields and/or falling inflation would cause the real bond yield to rise, however it would take significant changes for the real bond yield to turn positive again.

An ongoing dynamic of the stock market advance in 2021 has been the concentration of market indices among a handful of companies.The percentage of indices represented by the 10 largest companies reached all-time highs during the year, particularly in large cap growth indices. The previous period of all-time highs in these measures occurred in early 2000. Following 2000, concerns about valuations and heightened competition led to underperformance of many of these giant companies and better relative performance among the other stocks that lagged in the late 1990s bull market. While many of today’s mega-cap companies admittedly have strong and dominant businesses, we continue to believe that there are many other companies that offer good growth potential while also trading at reasonable valuations.

PERFORMANCE REVIEW

For the year 2021, our stock selection in the information technology and health care sectors, along with our underweight in the consumer discretionary sector, made the most positive contribution to relative returns for the year. Notable performers over the period include Fortinet (+142%), NVIDIA (+125%) and CBRE Group (+73%). On the negative side, our stock selection in the communication services sector and our underweight in the industrials sector detracted the most from our relative returns for the year. Notable underperformers include PayPal (-19%), Global Payments (-15%), and Electronic Arts (-8%). Global Payments was sold during the period.

OUTLOOK

After a robust year of performance, as we have seen in 2021, it is natural to question whether 2022 will likely be more of the same or if it will be a year of disappointing returns. While the future is unknown, we remain optimistic about 2022 and would point out that, historically, a year of strong market returns generally has not been followed by a negative year. In fact, following a solid 20%+ year for stocks, the probability of a further positive return in the following year historically has been 84.2%, which is slightly higher than the probability of a positive year over all periods.

Intermittent periods of market volatility will undoubtedly reoccur in 2022 as we deal with inflation risks, COVID risks, and the ongoing business cycle. However, we remain confident that our approach to identifying high-quality, reasonably priced growth companies will continue to deliver good long-term returns for patient investors.

The views expressed represent the opinions of Renaissance Investment Management and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

4

AMG Renaissance Large Cap Growth Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Renaissance Large Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Renaissance Large Cap Growth Fund’s Class N shares on December 31,2011, to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Renaissance Large Cap Growth Fund and the Russell 1000® Growth Index for the same time periods ended December 31,2021.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Renaissance Large Cap Growth Fund[2], [3], [4], [5], [6]

Class N	30.02%	19.70%	17.34%

Class I	30.30%	20.01%	17.69%

Class Z	30.54%	20.13%	17.84%

Russell 1000® Growth Index[7]	27.60%	25.32%	19.79%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31,2021. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]

Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[5]

The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small-and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[6]

Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[7]

The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell 1000® Growth Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG Renaissance Large Cap Growth Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN

Sector	%of Net Assets

Information Technology	36.4

Health Care	18.9

Industrials	14.5

Consumer Discretionary	12.4

Communication Services	5.8

Materials	3.5

Financials	1.9

Consumer Staples	1.8

Real Estate	1.8

Energy	1.6

Short-Term Investments	1.5

Other Assets Less Liabilities	(0.1)

TOP TEN HOLDINGS

Security Name	%of Net Assets

Apple, Inc.	3.5

Microsoft Corp.	3.0

Alphabet, Inc., Class A	2.9

NVIDIA Corp.	2.3

Amazon.com, Inc.	2.1

Fortinet, Inc.	2.0

Amphenol Corp., Class A	2.0

Motorola Solutions, Inc.	1.9

Cadence Design Systems, Inc.	1.9

UnitedHealth Group, Inc.	1.9

Top Ten as a Group	23.5

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG Renaissance Large Cap Growth Fund Schedule of Portfolio Investments December 31, 2021

	Shares	Value
Common Stocks - 98.6%

Communication Services - 5.8%

Alphabet, Inc., Class A*	1,112	$3,221,509

Electronic Arts, Inc.	10,697	1,410,934

Meta Platforms, Inc.*	5,762	1,938,049
Total Communication Services		6,570,492

Consumer Discretionary - 12.4%

Amazon.com, Inc.*	722	2,407,394

Dollar General Corp.	7,592	1,790,421

The Home Depot, Inc.	4,931	2,046,414

Lowe’s Cos., Inc.	7,802	2,016,661

O’Reilly Automotive, Inc.*	2,866	2,024,055

Ross Stores, Inc.	13,886	1,586,892

Ulta Beauty, Inc.*	5,100	2,102,934
Total Consumer Discretionary		13,974,771

Consumer Staples - 1.8%

The Procter & Gamble Co.	12,390	2,026,756

Energy - 1.6%

EOG Resources, Inc.	20,747	1,842,956

Financials - 1.9%

S&P Global, Inc.	4,410	2,081,211

Health Care - 18.9%

Abbott Laboratories	13,997	1,969,938

AmerisourceBergen Corp.	14,655	1,947,503

Danaher Corp.	6,345	2,087,569

HCA Healthcare, Inc.	7,638	1,962,355

Horizon Therapeutics PLC*	16,368	1,763,816

Johnson & Johnson	10,992	1,880,401

PerkinElmer, Inc.	10,340	2,078,960

Thermo Fisher Scientific, Inc.	3,149	2,101,139

UnitedHealth Group, Inc.	4,299	2,158,700

Vertex Pharmaceuticals, Inc.*	6,055	1,329,678

Zoetis, Inc.	8,512	2,077,183

Total Health Care		21,357,242

Industrials - 14.5%

3M Co.	8,988	1,596,538

Booz Allen Hamilton Holding Corp.	18,162	1,539,956

Cintas Corp.	4,534	2,009,333

Donaldson Co., Inc.	27,761	1,645,117

Illinois Tool Works, Inc.	7,506	1,852,481

Roper Technologies, Inc.	3,863	1,900,055

Union Pacific Corp.	7,905	1,991,507

Vertiv Holdings Co.	69,363	1,731,994

	Shares	Value

Waste Management, Inc.	12,557	$2,095,763
Total Industrials		16,362,744

Information Technology - 36.4%

Accenture PLC, Class A (Ireland)	4,888	2,026,320

Adobe, Inc.*	2,869	1,626,895

Akamai Technologies, Inc.*	17,129	2,004,778

Amphenol Corp., Class A	24,954	2,182,477

Apple, Inc.	22,032	3,912,222

Cadence Design Systems, Inc.*	11,624	2,166,132

CDW Corp.	9,904	2,028,141

Fortinet, Inc.*	6,354	2,283,628

Genpact, Ltd.	37,908	2,012,157

KLA Corp.	4,880	2,098,937

Lam Research Corp.	2,845	2,045,982

Mastercard, Inc., Class A	5,249	1,886,071

Microsoft Corp.	10,141	3,410,621

Motorola Solutions, Inc.	8,000	2,173,600

NVIDIA Corp.	8,899	2,617,285

PayPal Holdings, Inc.*	6,284	1,185,037

ServiceNow, Inc.*	2,920	1,895,401

Texas Instruments, Inc.	9,349	1,762,006

Visa, Inc., Class A1	7,752	1,679,936
Total Information Technology		40,997,626

Materials - 3.5%

Martin Marietta Materials, Inc.	4,772	2,102,161

RPM International, Inc.	18,283	1,846,583
Total Materials		3,948,744

Real Estate - 1.8%

CBRE Group, Inc., Class A*	18,595	2,017,743

Total Common Stocks

(Cost $59,735,888)		111,180,285
Short-Term Investments - 1.5%

Other Investment Companies - 1.5%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[2]	563,264	563,264

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%[2]	563,265	563,265

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[2]	580,334	580,334

Total Short-Term Investments

(Cost $1,706,863)		1,706,863

Total Investments - 100.1%

(Cost $61,442,751)		112,887,148

The accompanying notes are an integral part of these financial statements.

7

AMG Renaissance Large Cap Growth Fund Schedule of Portfolio Investments (continued)

Value
Other Assets, less Liabilities - (0.1)%	$(77,008)
Net Assets - 100.0%	$112,810,140

*	Non-income producing security.
[1]

Some of these securities, amounting to $1,663,033 or 1.5% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Yield shown represents the December 31,2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks†	$111,180,285	–	–	$111,180,285

Short-Term Investments

Other Investment Companies	1,706,863	–	–	1,706,863

Total Investments in Securities	$112,887,148	–	–	$112,887,148

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

8

Statement of Assets and Liabilities December 31, 2021

AMG Renaissance Large Cap Growth Fund
Assets:

Investments at value[1] (including securities on loan valued at $1,663,033)	$112,887,148

Dividend and interest receivables	26,909

Securities lending income receivable	240

Receivable for Fund shares sold	54,138

Receivable from affiliate	7,443

Prepaid expenses and other assets	6,881

Total assets	112,982,759
Liabilities:

Payable for Fund shares repurchased	18,328

Accrued expenses:

Investment advisory and management fees	46,972

Administrative fees	14,031

Distribution fees	16,501

Shareholder service fees	7,992

Other	68,795

Total liabilities	172,619

Net Assets	$112,810,140
[1] Investments at cost	$61,442,751

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities (continued)

AMG Renaissance Large Cap Growth Fund

Net Assets Represent:

Paid-in capital	$58,812,171

Total distributable earnings	53,997,969

Net Assets	$112,810,140

Class N:

Net Assets	$79,490,005

Shares outstanding	4,317,856

Net asset value, offering and redemption price per share	$18.41

Class I:

Net Assets	$12,599,199

Shares outstanding	676,189

Net asset value, offering and redemption price per share	$18.63

Class Z:

Net Assets	$20,720,936

Shares outstanding	1,131,969

Net asset value, offering and redemption price per share	$18.31

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations For the fiscal year ended December 31, 2021

AMG Renaissance Large Cap Growth Fund

Investment Income:

Dividend income	$1,017,996 [1]

Securities lending income	2,652

Total investment income	1,020,648

Expenses:

Investment advisory and management fees	520,335

Administrative fees	153,231

Distribution fees - Class N	181,145

Shareholder servicing fees - Class N	63,020

Shareholder servicing fees - Class I	10,164

Professional fees	34,426

Registration fees	34,252

Custodian fees	20,279

Transfer agent fees	15,808

Reports to shareholders	15,417

Trustee fees and expenses	6,851

Miscellaneous	4,766

Total expenses before offsets	1,059,694

Expense reimbursements	(131,129)

Expense reductions	(1,223)

Net expenses	927,342

Net investment income	93,306

Net Realized and Unrealized Gain:

Net realized gain on investments	10,257,941

Net change in unrealized appreciation/depreciation on investments	16,697,774

Net realized and unrealized gain	26,955,715

Net increase in net assets resulting from operations	$27,049,021

1 Includes non-recurring dividends of $116,685.

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG Renaissance Large Cap Growth Fund

	2021	2020

Increase in Net Assets Resulting From Operations:

Net investment income	$93,306	$165,608

Net realized gain on investments	10,257,941	3,147,006

Net change in unrealized appreciation/depreciation on investments	16,697,774	14,856,787

Net increase in net assets resulting from operations	27,049,021	18,169,401

Distributions to Shareholders:

Class N	(5,932,775)	(3,165,685)

Class I	(939,739)	(455,440)

Class Z	(1,617,440)	(857,588)

Total distributions to shareholders	(8,489,954)	(4,478,713)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	81,815	(12,204,255)

Total increase in net assets	18,640,882	1,486,433

Net Assets:

Beginning of year	94,169,258	92,682,825

End of year	$112,810,140	$94,169,258

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

12

AMG Renaissance Large Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$15.31	$13.01	$10.48	$14.03	$11.86

Income (loss) from Investment Operations:

Net investment income[1,2]	0.00 [3,4]	0.01	0.06	0.06	0.08

Net realized and unrealized gain (loss) on investments	4.57	3.04	3.61	(1.09)	2.54

Total income (loss) from investment operations	4.57	3.05	3.67	(1.03)	2.62

Less Distributions to Shareholders from:

Net investment income	(0.00)[3]	(0.02)	(0.08)	(0.07)	(0.07)

Net realized gain on investments	(1.47)	(0.73)	(1.06)	(2.45)	(0.38)

Total distributions to shareholders	(1.47)	(0.75)	(1.14)	(2.52)	(0.45)

Net Asset Value, End of Year	$18.41	$15.31	$13.01	$10.48	$14.03

Total Return[2,5]	30.02%	23.54%	35.16%	(7.23)%	22.03%

Ratio of net expenses to average net assets[6]	1.00%	1.00%	1.00%[7]	1.00%	1.02%

Ratio of gross expenses to average net assets[8]	1.13%	1.19%	1.17%	1.12%	1.16%

Ratio of net investment income to average net assets[2]	0.00%[9]	0.10%	0.48%	0.45%	0.59%

Portfolio turnover	18%	28%	40%	38%	33%

Net assets end of year (000’s) omitted	$79,490	$67,688	$63,900	$54,595	$70,781

13

AMG Renaissance Large Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal Year

	For the fiscal years ended December 31,
Class I	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$15.48	$13.14	$10.58	$14.17	$11.94

Income (loss) from Investment Operations:

Net investment income[1,2]	0.04 [4]	0.05	0.09	0.10	0.11

Net realized and unrealized gain (loss) on investments	4.62	3.07	3.64	(1.11)	2.58

Total income (loss) from investment operations	4.66	3.12	3.73	(1.01)	2.69

Less Distributions to Shareholders from:

Net investment income	(0.04)	(0.05)	(0.11)	(0.13)	(0.08)

Net realized gain on investments	(1.47)	(0.73)	(1.06)	(2.45)	(0.38)

Total distributions to shareholders	(1.51)	(0.78)	(1.17)	(2.58)	(0.46)

Net Asset Value, End of Year	$18.63	$15.48	$13.14	$10.58	$14.17

Total Return[2,5]	30.30%	23.90%	35.42%	(7.00)%	22.46%

Ratio of net expenses to average net assets[6]	0.75%	0.75%	0.75%[7]	0.74%	0.76%

Ratio of gross expenses to average net assets[8]	0.88%	0.94%	0.92%	0.86%	0.90%

Ratio of net investment income to average net assets[2]	0.25%	0.35%	0.73%	0.71%	0.85%

Portfolio turnover	18%	28%	40%	38%	33%

Net assets end of year (000’s) omitted	$12,599	$9,414	$8,410	$11,247	$13,635

14

AMG Renaissance Large Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$15.22	$12.94	$10.43	$14.00	$11.81

Income (loss) from Investment Operations:

Net investment income[1,2]	0.06 [4]	0.06	0.10	0.11	0.13

Net realized and unrealized gain (loss) on investments	4.56	3.01	3.60	(1.09)	2.53

Total income (loss) from investment operations	4.62	3.07	3.70	(0.98)	2.66

Less Distributions to Shareholders from:

Net investment income	(0.06)	(0.06)	(0.13)	(0.14)	(0.09)

Net realized gain on investments	(1.47)	(0.73)	(1.06)	(2.45)	(0.38)

Total distributions to shareholders	(1.53)	(0.79)	(1.19)	(2.59)	(0.47)

Net Asset Value, End of Year	$18.31	$15.22	$12.94	$10.43	$14.00

Total Return[2,5]	30.54%	23.90%	35.58%	(6.88)%	22.50%

Ratio of net expenses to average net assets[6]	0.66%	0.66%	0.66%[7]	0.66%	0.65%

Ratio of gross expenses to average net assets[8]	0.79%	0.85%	0.83%	0.78%	0.79%

Ratio of net investment income to average net assets[2]	0.34%	0.44%	0.82%	0.79%	0.96%

Portfolio turnover	18%	28%	40%	38%	33%

Net assets end of year (000’s) omitted	$20,721	$17,068	$20,372	$39,149	$100,840

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	Less than $0.005 or $(0.005) per share.

[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.02), $0.02, and $0.04 for Class N, Class I and Class Z, respectively.

[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[6]

Includes reduction from broker recapture amounting to less than 0.01% for the fiscal years ended December 31,2021 and 2020, respectively, 0.01% for the fiscal years ended 2019 and 2018, and less than 0.01% for the fiscal years ended 2017.

[7]	Includes interest expense of 0.01% of average net assets.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[9]	Less than 0.005%.

15

Notes to Financial Statements December 31, 2021

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is AMG Renaissance Large Cap Growth Fund (the “Fund”).

The Fund offers Class N, Class I, and Class Z shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Stocks in the information technology sector comprise a significant portion of the Fund’s portfolio at December 31,2021. The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the Fund and thus Fund performance.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price. Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the bid price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

16

Notes to Financial Statements (continued)

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to the Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

The Fund had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended December 31,2021, the impact on the expenses and expense ratios was $1,223 or less than 0,01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations,which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. There were no permanent differences during the year. Temporary differences are primarily due to wash sale loss deferrals.

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31,2020 were as follows:

Distributions paid from:	2021	2020
Ordinary income *	$650,288	$1,676,946

Long-term capital gains	7,839,666	2,801,767

	$8,489,954	$4,478,713

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31,2021, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Undistributed ordinary income	$1,174

Undistributed long-term capital gains	2,636,880

At December 31,2021, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation		Net Appreciation

$61,527,233	$52,082,752		$(722,837)	$51,359,915

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31,2021, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

17

Notes to Financial Statements (continued)

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31,2021, the Fund had no capital loss carryovers for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended December 31,2022, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended December 31,2021 and December 31,2020, the capital stock transactions by class for the Fund were as follows:

	December 31,2021		December 31,2020
	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	109,927	$1,898,528	138,072	$1,853,574
Reinvestment of distributions	285,234	5,162,738	183,443	2,751,642
Cost of shares repurchased	(498,953)	(8,443,388)	(812,630)	(10,739,022)

Net decrease	(103,792)	$(1,382,122)	(491,115)	$(6,133,806)

Class I:
Proceeds from sale of shares	119,211	$1,986,733	73,197	$1,017,666
Reinvestment of distributions	51,218	937,805	29,973	454,395
Cost of shares repurchased	(102,506)	(1,728,236)	(134,946)	(1,747,645)

Net increase (decrease)	67,923	$1,196,302	(31,776)	$(275,584)

Class Z:
Proceeds from sale of shares	70,562	$1,224,341	65,584	$863,276
Reinvestment of distributions	85,595	1,539,857	54,130	807,081
Cost of shares repurchased	(145,277)	(2,496,563)	(573,413)	(7,465,222)

Net increase (decrease)	10,880	$267,635	(453,699)	$(5,794,865)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At December 31,2021, the Fund had no Repurchase Agreements outstanding.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisers for the Fund (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by The Renaissance Group LLC (“Renaissance”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Renaissance.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended December 31,2021, the Fund’s investment management fee was paid at the following annual rates of the Fund’s average daily net assets:

18

Notes to Financial Statements (continued)

on the first $50 million	0.55%

on the next $25 million	0.50%

on the next $25 million	0.45%

on balance over $100 million	0.40%

The Investment Manager has contractually agreed, through at least May 1,2022, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) to the annual rate of 0.66% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

At December 31,2021, the Fund’s expiration of reimbursements subject to recoupment is as follows:

Expiration Period

Less than 1 year	$159,989

1-2 years	164,987

2-3 years	131,129

Total	$456,105

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Fund has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Class N shares.

For each of the Class N shares and Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31,2021, were as follows:

	Maximum Annual	Actual
	Amount	Amount
	Approved	Incurred

Class N	0.15%	0.09%

Class I	0.15%	0.09%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are

19

Notes to Financial Statements (continued)

included on the Statement of Operations as interest income and interest expense, respectively. At December 31,2021, the Fund had no interfund loans outstanding.

The Fund did not utilize the interfund loan program during the fiscal year ended December 31, 2021,

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31,2021, were $18,440,514 and $27,829,664, respectively.

The Fund had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31,2021.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31,2021, were as follows:

Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received
$1,663,033	—	$1,705,418	$1,705,418

The following table summarizes the securities received as collateral for securities lending at December 31,2021:

Collateral Type	Coupon Range	Maturity Date Range
U.S. Treasury Obligations	0.000%-7.500%	01/31/22-08/15/51

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4. At December 31,2021, the Fund had no repurchase agreements outstanding.

7. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require an additional disclosure in or adjustment of the Fund’s financial statements.

20

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG RENAISSANCE

LARGE CAP GROWTH FUND

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AMG Renaissance Large Cap Growth Fund (one of the funds constituting AMG Funds, referred to hereafter as the “Fund”) as of December 31,2021, the related statement of operations for the year ended December 31,2021, the statements of changes in net assets for each of the two years in the period ended December 31,2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31,2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31,2021 and the financial highlights for each of the five years in the period ended December 31,2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31,2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24,2022

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

21

Other Information (unaudited)

TAX INFORMATION

AMG Renaissance Large Cap Growth Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2021 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Renaissance Large Cap Growth Fund hereby designates $7,839,666 as a capital gain distribution with respect to the taxable fiscal year ended December 31,2021, or if subsequently determined to be different, the net capital gains of such year.

22

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 680 Washington Blvd., Suite 500, Stamford, CT. 06901.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 42 Funds in Fund Complex	Bruce B. Bingham, 73 Partner, Hamilton Partners (real estate development firm) (1987-Current); Director of The Yacktman Funds (2 portfolios) (2000-2012).

• Trustee since 2013 • Oversees 46 Funds in Fund Complex

Kurt A. Keilhacker, 58

Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016); Board Member, 6wind SA (2002-2019).

• Trustee since 2000 • Oversees 42 Funds in Fund Complex

Steven J. Paggioli, 71

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Director, The Wadsworth Group; Independent Director, Chase Investment Counsel (2008-2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC and First Fund Distributors, INC. (1990-2001).

• Independent Chairman • Trustee since 2000 • Oversees 46 Funds in Fund Complex

Eric Rakowski, 63

Professor of Law, University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Director of Harding, Loevner Funds, Inc. (10 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

• Trustee since 2013 • Oversees 46 Funds in Fund Complex

Victoria L. Sassine, 56

Adjunct Professor, Babson College (2007-Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson of the Board of Directors of Business Management Associates (2018 to 2019).

• Trustee since 2004 • Oversees 42 Funds in Fund Complex

Thomas R. Schneeweis, 74

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Co-Founder and Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Co-Owner, Yes Wealth Management (2018-Present); Director, CAIA Foundation (2010-2019); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC (formerly Schneeweis Partners, LLC) (2001-2013).

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011 • Oversees 46 Funds in Fund Complex

Christine C. Carsman, 69

Affiliated Managers Group, Inc. (2004-Present): Senior Policy Advisor (2019-Present), Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel (2017-2018), Senior Vice President and Deputy General Counsel (2011-2016), Senior Vice President and Chief Regulatory Counsel (2007-2011), Vice President and Chief Regulatory Counsel (2004-2007); Chair of the Board of Directors, AMG Funds plc (2015-2018); Director, AMG Funds plc (2010-2018); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Director Emeritus of Harding, Loevner Funds, Inc. (0 Portfolios) (2021- Present); Director of Harding, Loevner Funds, Inc. (9 portfolios) (2017-2020).

23

AMG Funds Trustees and Officers (continued)

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• .Trustee since 2021 • Oversees 46 Funds in Fund Complex

Garret W. Weston, 40

Affiliated Managers Group, Inc. (2008-Present): Managing Director, Co-Head of Affiliate Engagement (2021-Present), Senior Vice President, Affiliate Development (2016-2021), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2012-2015), Senior Associate, New Investments (2008-2012); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 63

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 56

Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 55

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 51

Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer and Sarbanes-Oxley Code of Ethics since 2019

Patrick J. Spellman, 47

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 36

Vice President, Senior Counsel, AMG Funds LLC (2021-Present); Vice President, Counsel, AMG Funds LLC (2019-2021); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 44

Director, Legal and Compliance, AMG Funds LLC (2020-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014).

24

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

The Renaissance Group LLC

625 Eden Park Drive, Suite 1200

Cincinnati, OH 45202

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

6023 Airport Road

Oriskany, NY 13424

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Fund’s website at amgfunds.com. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com |

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Beutel Goodman International Equity

Beutel, Goodman & Company Ltd.

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap

AMG GW&K Small/Mid Cap Growth

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road International Value Equity

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

amgfunds.com |	123121	AR024

ANNUAL REPORT

AMG Funds

December 31, 2021

AMG TimesSquare Small Cap Growth Fund

Class N: TSCPX | Class I: TSQIX | Class Z: TSCIX

AMG TimesSquare Mid Cap Growth Fund

Class N: TMDPX | Class I: TQMIX | Class Z: TMDIX

AMG TimesSquare International Small Cap Fund

Class N: TCMPX | Class I: TQTIX | Class Z: TCMIX

AMG TimesSquare Emerging Markets Small Cap Fund

Class N: TQENX | Class I: TQEIX | Class Z: TQEZX

AMG TimesSquare Global Small Cap Fund

Class N: TSYNX | Class I: TSYIX | Class Z: TSYZX

amgfunds.com |	123121	AR012

AMG Funds Annual Report — December 31, 2021

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG

Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The fiscal year ended December 31, 2021, was marked by the continued extraordinary recovery amid an unprecedented global effort to stop the COVID-19 pandemic. Equities rallied to new record highs amid better-than-expected corporate earnings, colossal fiscal and monetary stimulus programs, and an improving economic backdrop. Since the market bottom on March 23, 2020, the S&P 500® Index has gained over 119%. Businesses and consumers contended with disrupted supply chains and rising prices on a wide range of goods such as lumber and gasoline, and outbreaks of coronavirus variants kept the world on edge. Volatility increased in September as investors grew more concerned about rising inflation and more hawkish global central bank policies, but equities were resilient and finished the fiscal year with a strong rally.

The S&P 500® gained 28.71% during the year and all sectors produced double-digit returns, but there was very wide dispersion in performance. Energy and real estate led the market with returns of 54.72% and 46.20%, respectively. On the other hand, utilities and consumer staples lagged with returns of 17.63% and 18.63%, respectively. Growth stocks edged out Value stocks as the Russell 1000® Growth Index returned 27.60% compared to the 25.16% return for the Russell 1000® Value Index. Small cap stocks underperformed as the Russell 2000® Index returned 14.82%. Within small caps, the Value-Growth disparity was much more pronounced as the Russell 2000® Value Index returned 28.27% compared to 2.83% for the Russell 2000® Growth Index. Outside the U.S., foreign developed markets lagged their U.S. counterparts with an 11.26% return for the MSCI EAFE Index. A major regulatory crackdown in China shook investor confidence in Chinese equities and caused emerging markets to underperform with a (2.54)% return for the MSCI Emerging Markets Index.

Interest rates lifted off from near-historic lows as the vaccine rollout initiated a return to normalcy and the economic outlook improved. The 10-year Treasury yield rose 59 basis points to 1.52% and ended the year slightly shy of its post-pandemic high. The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, lost (1.54)% over the period. While risk appetite was strong, rising rates still hurt returns for investment-grade corporate bonds, which lost (1.04)% during the year. The global search for yield helped high-yield bonds outperform the investment-grade market with a 5.28% return as measured by the return of the Bloomberg U.S. Corporate High Yield Bond Index. Municipal bonds benefited from a strong technical backdrop, which drove a 1.52% return for the Bloomberg Municipal Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2021*

Stocks:		1 Year	3 Years	5 Years

Large Cap	(S&P 500® Index)	28.71%	26.07%	18.47%

Small Cap	(Russell 2000® Index)	14.82%	20.02%	12.02%

International	(MSCI ACWI ex USA)	7.82%	13.18%	9.61%
Bonds:

Investment Grade	(Bloomberg U.S. Aggregate Bond Index)	(1.54)%	4.79%	3.57%

High Yield	(Bloomberg U.S. Corporate High Yield Bond Index)	5.28%	8.83%	6.30%

Tax-exempt	(Bloomberg Municipal Bond Index)	1.52%	4.73%	4.17%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	0.09%	1.23%	1.31%

*Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2021	Expense Ratio for the Period	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Expenses Paid During the Period*

AMG TimesSquare Small Cap Growth Fund

Based on Actual Fund Return

Class N	1.19%	$1,000	$1,007	$6.02

Class I	1.08%	$1,000	$1,007	$5.46

Class Z	0.99%	$1,000	$1,008	$5.01

Based on Hypothetical 5% Annual Return

Class N	1.19%	$1,000	$1,019	$6.06

Class I	1.08%	$1,000	$1,020	$5.50

Class Z	0.99%	$1,000	$1,020	$5.04

AMG TimesSquare Mid Cap Growth Fund

Based on Actual Fund Return

Class N	1.18%	$1,000	$1,061	$6.13

Class I	1.03%	$1,000	$1,061	$5.35

Class Z	0.98%	$1,000	$1,062	$5.09

Based on Hypothetical 5% Annual Return

Class N	1.18%	$1,000	$1,019	$6.01

Class I	1.03%	$1,000	$1,020	$5.24

Class Z	0.98%	$1,000	$1,020	$4.99

AMG TimesSquare International Small Cap Fund

Based on Actual Fund Return

Class N	1.23%	$1,000	$967	$6.10

Class I	1.08%	$1,000	$968	$5.36

Class Z	0.98%	$1,000	$968	$4.86

Based on Hypothetical 5% Annual Return

Class N	1.23%	$1,000	$1,019	$6.26

Class I	1.08%	$1,000	$1,020	$5.50

Class Z	0.98%	$1,000	$1,020	$4.99

Six Months Ended December 31, 2021	Expense Ratio for the Period	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Expenses Paid During the Period*

AMG TimesSquare Emerging Markets Small Cap Fund

Based on Actual Fund Return

Class N	1.65%	$1,000	$902	$7.91

Class I	1.26%	$1,000	$904	$6.05

Class Z	1.25%	$1,000	$904	$6.00

Based on Hypothetical 5% Annual Return

Class N	1.65%	$1,000	$1,017	$8.39

Class I	1.26%	$1,000	$1,019	$6.41

Class Z	1.25%	$1,000	$1,019	$6.36

AMG TimesSquare Global Small Cap Fund

Based on Actual Fund Return

Class N	1.25%	$1,000	$1,026	$6.38

Class I	1.00%	$1,000	$1,026	$5.11

Class Z	1.00%	$1,000	$1,026	$5.11

Based on Hypothetical 5% Annual Return

Class N	1.25%	$1,000	$1,019	$6.36

Class I	1.00%	$1,000	$1,020	$5.09

Class Z	1.00%	$1,000	$1,020	$5.09

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG TimesSquare Small Cap Growth Fund Portfolio Manager’s Comments (unaudited)

The Year In Review

For the year ended December 31, 2021, AMG TimesSquare Small Cap Growth Fund (the “Fund”) Class N shares returned 6.72%, while its benchmark, the Russell 2000® Growth Index, returned 2.83%.

2021 began with the expectation that vaccinations would reduce COVID-19’s grip on the economy and our collective psyche. For a time we progressed along that course and looked forward to a return to normal by the summer. However, varying levels of vaccinations, changing mandates, and the late-year emergence of new COVID variants created a sense of “dèjà vu all over again” by the close of the year. More consistent in 2021 was the steady increase of global inflation for consumers and producers, typically coupled with ongoing supply chain woes. Despite that, global equity markets posted double-digit gains for the year, led by the U.S. with 26% followed by developed non-U.S. at 11%, though emerging markets dipped by (3)% (however, small cap emerging markets increased by 19%.)

In the U.S., the pace of economic activity increased midyear and slackened toward the end, but remained well in the expansionary range. Meanwhile, monetary policy tightened-the U.S. Federal Reserve (Fed) announced plans to taper its $120 billion monthly purchases of bonds and later increased the pace of those reductions, which could end completely as soon as March 2022. During 2021, there were better returns for larger stocks than smaller capitalizations and value outperformed growth, except for the megacap dominance with the usual FANG+ suspects. Among small-to-mid capitalization growth stocks, the energy sector was propelled by the gains in underlying commodity prices this year, and financials were also strong. Communication services lagged and weakness within the biopharma industries weighed on the health care sector-especially prevalent among smaller capitalizations. Generally there were better returns from stocks with higher quality, lower valuations, and moderate growth expectations.

Amid this environment, the Fund outperformed its benchmark for the year. There was relative weakness in the financials sector and mixed results from communication services. That was more than offset by strength from our positions in the consumer discretionary, consumer staples, information technology, industrials, and health care sectors.

Within the financial services sector, the market ignored all but the newest entrants to the business-to-business (“B2B”) payment segment. That was evident with BTRS Holdings, Inc., which provides a cloud-based integrated payments platform, known as Billtrust, to streamline B2B commerce. Its underlying fundamentals steadily improved-from its first quarter as a public company at the start of the year through its last report at year-end where revenues and earnings exceeded expectations, and guidance was increased for the subsequent quarter. But despite rising levels of revenue growth, BTRS’s shares slipped by (51)%. We felt differently about LendingTree, Inc., which we sold in December. An online marketplace for third-party consumer financial products such as loans, credit cards, and insurance, LendingTree began 2021 with disappointing results. We initially thought the impact of its investments-and higher expenses-would bear fruit later in the year. However, consumer loan growth was slower to recover. When that improved later in the year, LendingTree’s automotive insurance revenues weakened. As a result, management reduced its forward guidance and we exited our position, which was down (60)% while we held it during the year. Countering that impact was the 37% return from Focus Financial Partners, Inc. an affiliation of wealth management firms globally. Focus Financial repeatedly announced new acquisitions throughout the year that expanded its presence in the Southwest U.S., Northeast U.S., Canada, the U.K., and Australia. The company capitalized on those gains with a secondary offering near the end of the year, and while that pulled back its ascent, Focus Financial still posted significant gains.

There were mixed signals from the communication services sector. Dipping by (53)% was Bandwidth Inc., a provider of cloud-based communications platform as a service (“CPaaS”) software components allowing developers to embed voice, messaging, and emergency-related access into software and applications. The company began the year with better-than-expected results, though noted future earnings would be lower than expected with additional spending planned for marketing initiatives, platform investments, and acquisition integration. Its shares recovered midyear following a substantial increase with customer net additions. However, Bandwidth’s stock price drifted downward later in the year because some investors seemed concerned regarding how the second half of 2021 would compare to the prior year, which had an unusually high volume of political messaging activities for its customers. Gaining 61% was the cloud-based communications provider for businesses Vonage Holdings Corp. In the spring and summer Vonage repeatedly bested expectations with significant sales growth from its CPaaS offering, where demand came from across nearly all its customer industries and geographies. Then in November, Ericsson announced plans to acquire Vonage, which gave its shares an additional lift.

Turning to areas of strength, the strategy benefited from the consumer discretionary sector this year. That included the home furnishings and decor big-box retailer At Home Group, Inc. It began 2021 by reporting accelerating sales growth from increased levels of store traffic and average ticket sizes. That led to fewer mark-downs, which expanded At Home’s gross margins. Then in May a private equity firm announced plans to acquire At Home. We sold our position, which gained 138% while we held it this year. Our position in The RealReal, Inc. did not have as compelling a year. We started the position in early January, then supply and demand dynamics steadily improved in the next few months for this online luxury consignment retailer. Midyear, RealReal’s shares began to pull back as the company saw increased expenses from new distribution operations that should improve future efficiency. Then results were below expectations, though gross merchandise value growth rates were improving, as was the gross profit per order. However, for 2021 its return was (42)%. We had a better year from the timeshare and resort management company Hilton Grand Vacations, Inc. Results started off strong with significant bookings improvement, propelled by pent-up demand for leisure travel. By midyear, many of its destinations had recovered to peak timeshare sales levels, especially those within driving distance of major population centers. Where travel was stymied, Hilton Grand found that virtual tours led to greater productivity for its sales force. Its momentum continued through the end of the year, and Hilton Grand’s shares gained 66%.

In the consumer staples sector, BJ’s Wholesale Club Holdings, Inc. rang up an 80% gain. Revenues and earnings consistently were better than expected for this warehouse club operator focused on smaller package sizes for clients that tend to live in cities or smaller homes. BJ’s benefited from renewal rates that were at historical highs for both new members and overall membership. There had been concerns in the market that inventory disruptions could weigh on BJ’s margins, though the company showed it had adapted since last year to the new environment with an upgraded product assortment, fewer suppliers with tighter relationships, and the ability to increase membership fees successfully.

4

AMG TimesSquare Small Cap Growth Fund Portfolio Manager’s Comments (continued)

There also was strength from the information technology sector. That included the year’s greatest contributor, Synaptics, Inc. A developer of human interface technologies for a variety of devices, Synaptics bested expectations for revenues and earnings. There was steady growth across all segments: mobile devices, computers, and internet of things (“loT”) connectivity. Forward guidance was also pleasing, with revenue growth expected to be led by high demand for loT-a segment with positive long-term secular trends. For 2021, Synaptics shares climbed by 181% since we initiated the position in January. Another plus was the 112% gain from Onto Innovation, Inc., which develops inspection technologies for use across the entire semiconductor fabrication process. Despite a difficult supply chain environment, revenues and earnings bested expectations repeatedly as increased semiconductor complexities required Onto’s newer and more advanced equipment. Detracting from results was the (37)% showing from Q2 Holdings, a cloud-based software solutions developer for small and medium-sized banks. Its shares slipped early in the year when despite management’s upbeat assessment on its new business pipeline, some sellside analysts became concerned about reduced revenue visibility associated with delayed customer decisions. Q2’s price recovered in the spring when results bested expectations and its outlook included the acquisition of ClickSWITCH, which facilitates digital account switching for customers. Unfortunately, toward the end of the year, the company’s backlog declined and gross margins slipped, which may limit future results in the near term. Returning to the positive was Kulicke & Soffa Industries, Inc., which designs and manufactures tools used to assemble semiconductors and related electronic assemblies. For most of the year, its results and guidance benefited from higher demand from its semiconductor and LED end markets. Volumes continued to be high toward the end of the year, though we understood its core business was tied to chip production volumes rather than new innovations. We grew concerned that Kulicke’s primary business might slow, so we exited the position in December, which had gained 95% during the year to that point.

The industrials sector also contributed to relative performance this year. At the lead was the 87% return from Zurn Water Solutions Corp., which entered the year as our Rexnord Corporation holding. Specializing in water management (“WM”) and process and motion control (“PMC”) products for end markets including industrial, energy, food and beverage, aerospace, and construction, at the start of the year Rexnord announced plans to divest the PMC business to Regal Beloit. The WM business would remain, which was a higher growth segment. That was shown with subsequent quarterly results, and in the final quarter of 2021 after the split occurred and the WM operations were renamed Zurn Water. In October we sold our position in Proto Labs, Inc., which produces rapid prototypes and low-volume parts for industrial companies using traditional mold injection and machining manufacturing techniques. While revenues were in line with expectations, earnings fell shy of them. A recent acquisition-an online platform for custom part manufacturing, providing access to a global network of manufacturing services-had lower margins than other areas of Proto Labs and weighed on the overall gross margins. That business shift led us to sell the holding, which had declined by (59)% for the prior portion of the year. We saw a better corporate move this year with ASGN Inc., which provides flexible and permanent information technology (“IT”) staffing solutions for various sectors worldwide. After the midyear divestiture of its Oxford operations, which provided staffing for the life sciences industries, ASGN focuses almost exclusively on the higher margin business of IT staffing, predominantly for commercial clients with a growing base of federal government clients. Both areas saw notable growth, and the proceeds from the Oxford sale should allow ASGN to make opportunistic acquisitions, such as a subsequent one for its federal business. All told, that led ASGN’s shares up 48% this year.

A final bastion of strength this year was the health care sector. One assist was our typical skepticism regarding the prospects for most of the biopharma companies that comprise over half the benchmark’s weight in this sector. Those industries were down more than (30)% in 2021, far worse than the benchmark’s sector average return of (22)%. Regarding specific holdings, we saw a gain of 64% from Intra-Cellular Therapies, Inc., a biopharma developer of small molecule treatments for neurological disorders. Intra-Cellular reported healthy volumes of prescriptions for its Caplyta treatment for schizophrenia. In addition, the

U.S. Food & Drug Administration (the “FDA”) approved Caplyta’s supplemental new drug application for bipolar depression late in the year. This sector also was home to the strategy’s greatest detractor-ChemoCentryx, Inc. and its (81)% showing while we owned it this year. A biotechnology developer of treatments for an autoimmune disease affecting small blood vessels, ChemoCentryx had several drug candidates nearing approval, including Avacopan, which had strong clinical data and independent research supporting its novel treatment. However, in May the FDA’s preliminary advisory committee’s briefing was more negative than expected and raised issues with the trial that the FDA originally designed and approved. With the path to approval delayed-and far from certain-we sold our position. A better reception was offered to the medical device developer of insulin pumps for diabetes patients Tandem Diabetes Care, Inc. Sales growth accelerated several times this year, as the company’s sales representatives were able to resume in-person sales meetings over the summer. That lifted its shares by 57%.

Looking forward in 2022, this year brings another set of opportunities and risks. Globally, the current wave of COVID-19 cases should ebb, though the possibility of future variants may change its status from pandemic to endemic. In addition, the world will grapple with higher inflation-both from materials and labor costs-and a fragile global supply chain may also become an enduring feature of the economic landscape. Expectations of further monetary tightening may create headwinds for the equity markets, especially if new fiscal stimulus measures fail to take shape. However, the investment terrain always shifts, which is why ongoing reevaluation of bottom-up opportunities is critical, and is where we focus our energies. As always, we are available for any questions you might have as we endeavor to protect the assets you have entrusted with us.

The views expressed represent the opinions of TimesSquare Capital Management, LLC and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

5

AMG TimesSquare Small Cap Growth Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG TimesSquare Small Cap Growth Fund’s Class N shares on December 31, 2011 to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare Small Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended December 31, 2021.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG TimesSquare Small Cap Growth Fund[2], 3, 4, 5, 6
Class N	6.72%	16.33%	14.18%	10.05%	01/21/00
Class I	6.81%	—	—	16.04%	02/24/17
Class Z	6.91%	16.57%	14.41%	10.22%	01/21/00
Russell 2000® Growth Index[7]	2.83%	14.53%	14.14%	6.25%	01/21/00†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2021. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[4]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[5]

Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[6]

Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[7]

The Russell 2000@ Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000@ Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Growth Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

6

AMG TimesSquare Small Cap Growth Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN
Sector	% of Net Assets

Information Technology	27.5

Industrials	19.6

Health Care	17.6

Consumer Discretionary	15.3

Financials	7.3

Exchange Traded Funds	2.8

Consumer Staples	2.8

Communication Services	2.0

Real Estate	1.4

Utilities	0.6

Short-Term Investments[1]	8.4

Other Assets Less Liabilities[2]	(5.3)

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
[2]	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS
Security Name	% of Net Assets

iShares Russell 2000 Growth ETF	2.8

ASGN, Inc.	2.1

Sailpoint Technologies Holdings, Inc.	2.0

Onto Innovation, Inc.	2.0

EMCOR Group, Inc.	1.9

The AZEK Co., Inc.	1.9

New Relic, Inc.	1.9

Blueprint Medicines Corp.	1.7

WNS Holdings, Ltd., ADR (India)	1.7

National Vision Holdings, Inc.	1.7

Top Ten as a Group	19.7

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

AMG TimesSquare Small Cap Growth Fund Schedule of Portfolio Investments December 31, 2021

	Shares	Value
Common Stocks - 94.1%

Communication Services - 2.0%

Bandwidth, Inc., Class A*,1	20,000	$1,435,200

CuriosityStream, Inc.*,1	274,565	1,628,171

Integral Ad Science Holding Corp.*,1	234,000	5,197,140

Total Communication Services		8,260,511

Consumer Discretionary - 15.3%

Boot Barn Holdings, Inc.*	28,000	3,445,400

Callaway Golf Co.*,1	185,000	5,076,400

F45 Training Holdings, Inc.*,1	142,000	1,546,380

Global-e Online, Ltd. (Israel)*	62,500	3,961,875

Hilton Grand Vacations, Inc.*	93,000	4,846,230

Leslie’s, Inc.*	270,000	6,388,200

Malibu Boats, Inc., Class A*	39,000	2,680,470

MYT Netherlands Parent, B.V. (Germany)*,1	123,300	2,615,193

National Vision Holdings, Inc.*,1	145,500	6,982,545

OneSpaWorld Holdings, Ltd. (Bahamas)*,1	310,000	3,106,200

Planet Fitness, Inc., Class A*	59,000	5,344,220

PowerSchool Holdings, Inc., Class A*,1	173,000	2,849,310

The RealReal, Inc.*,1	297,000	3,448,170

Rush Street Interactive, Inc.*	166,600	2,748,900

Visteon Corp.*	37,300	4,145,522

Wingstop, Inc.	21,000	3,628,800

Total Consumer Discretionary		62,813,815

Consumer Staples - 2.8%

BJ’s Wholesale Club Holdings, Inc.*	80,000	5,357,600

The Simply Good Foods Co.*	125,000	5,196,250

The Vita Coco Co., Inc.*,1	100,000	1,117,000

Total Consumer Staples		11,670,850

Financials - 7.3%

Bakkt Holdings, Inc.*	119,900	1,020,349

Evercore, Inc., Class A	26,000	3,532,100

Focus Financial Partners, Inc., Class A*	105,000	6,270,600

Hamilton Lane, Inc., Class A	42,100	4,362,402

MVB Financial Corp.	116,181	4,823,835

Silvergate Capital Corp., Class A*	29,000	4,297,800

Victory Capital Holdings, Inc., Class A	157,500	5,753,475

Total Financials		30,060,561

Health Care - 17.6%

Adaptive Biotechnologies Corp.*	65,000	1,823,900

Addus HomeCare Corp.*	31,200	2,917,512

Arcus Biosciences, Inc.*	80,000	3,237,600

AtriCure, Inc.*	65,000	4,519,450

	Shares	Value

BioLife Solutions, Inc.*	54,300	$2,023,761

Blueprint Medicines Corp.*	67,000	7,176,370

Certara, Inc.*,[1]	36,800	1,045,856

Codex DNA, Inc.*,[1]	73,500	793,800

GH Research PLC (Ireland)*,[1]	59,800	1,395,134

Inspire Medical Systems, Inc.*[1]	19,400	4,463,164

Intra-Cellular Therapies, Inc.*[1]	102,000	5,338,680

LHC Group, Inc.*	30,000	4,116,900

NanoString Technologies, Inc.*	67,200	2,837,856

NexImmune, Inc.*	10,100	46,561

Outset Medical, Inc.*	75,000	3,456,750

Phreesia, Inc.*	92,500	3,853,550

PTC Therapeutics, Inc.*,[1]	78,500	3,126,655

Pulmonx Corp.*,[1]	92,900	2,979,303

Shockwave Medical, Inc.*	17,000	3,031,610

Silk Road Medical, Inc.*	69,800	2,974,178

STAAR Surgical Co.*	30,300	2,766,390

Tandem Diabetes Care, Inc.*	26,500	3,988,780

Tarsus Pharmaceuticals, Inc.*,[1]	77,500	1,743,750

Taysha Gene Therapies, Inc.*,[1]	77,000	897,050

Treace Medical Concepts, Inc.*	106,900	1,992,616

Total Health Care		72,547,176

Industrials - 19.6%

ACV Auctions, Inc., Class A*	100,000	1,884,000

ASGN, Inc.*	71,300	8,798,420

The AZEK Co., Inc.*	166,500	7,698,960

Casella Waste Systems, Inc., Class A*	79,300	6,773,806

Driven Brands Holdings, Inc.*	161,000	5,412,820

EMCOR Group, Inc.	62,500	7,961,875

Exponent, Inc.	34,500	4,027,185

First Advantage Corp.*	60,400	1,150,016

Hexcel Corp.*	93,900	4,864,020

RBC Bearings, Inc.*	18,500	3,736,445

Regal Rexnord Corp.	39,000	6,637,020

Saia, Inc.*	6,300	2,123,289

Sterling Check Corp.*	80,800	1,657,208

Sun Country Airlines Holdings, Inc.*	117,000	3,188,250

Tetra Tech, Inc.	35,500	6,027,900

WillScot Mobile Mini Holdings Corp.*	100,000	4,084,000

Zurn Water Solutions Corp.	132,500	4,823,000

Total Industrials		80,848,214

Information Technology - 27.5%

908 Devices, Inc.*	47,600	1,231,412

The accompanying notes are an integral part of these financial statements.

8

AMG TimesSquare Small Cap Growth Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 27.5% (continued)

Allegro MicroSystems, Inc.*	175,000	$6,331,500

Azenta, Inc.	40,000	4,124,400

BTRS Holdings, Inc., Class A*	605,078	4,731,710

Enfusion, Inc., Class A*	180,000	3,769,200

Envestnet, Inc.*	60,000	4,760,400

Evo Payments, Inc., Class A*	132,500	3,392,000

ExlService Holdings, Inc.*	33,000	4,777,410

JFrog, Ltd. (Israel)*	70,000	2,079,000

Littelfuse, Inc.	6,000	1,888,080

MACOM Technology Solutions Holdings, Inc.*	35,200	2,756,160

New Relic, Inc.*	70,000	7,697,200

nLight, Inc.*	181,500	4,346,925

Onto Innovation, Inc.*	80,000	8,098,400

Paycor HCM, Inc.*,1	203,900	5,874,359

Q2 Holdings, Inc.*	57,000	4,528,080

Repay Holdings Corp,*,1	147,700	2,698,479

Sailpoint Technologies Holdings, Inc.*	170,000	8,217,800

SEMrush Holdings, Inc., Class A*	50,000	1,042,500

Smartsheet, Inc., Class A*	77,000	5,963,650

Sprout Social, Inc., Class A*	41,000	3,718,290

Synaptics, Inc.*	23,500	6,803,485

Vertex, Inc., Class A*[1]	119,500	1,896,465

WNS Holdings, Ltd., ADR (India)*	79,500	7,013,490

Workiva, Inc.*,1	43,000	5,611,070

Total Information Technology		113,351,465

Real Estate - 1.4%

Kennedy-Wilson Holdings, Inc.[1]	230,000	5,492,400

Utilities - 0.6%

Sunnova Energy International, Inc.*,1	89,500	2,498,840

Total Common Stocks
(Cost $290,927,286)		387,543,832

Exchange Traded Funds - 2.8%

iShares Russell 2000 Growth ETF[1] (Cost $12,035,262)	40,000	11,722,000

	Principal Amount	Value

Short-Term Investments - 8.4%

Joint Repurchase Agreements - 5.0%[2]

Cantor Fitzgerald Securities, Inc., dated 12/31/21, due 01/03/22, 0.050% total to be received $4,837,620 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 02/01/22 - 07/20/71, totaling $4,934,352)	$4,837,600	$4,837,600

Citadel Securities LLC, dated 12/31/21, due 01/03/22, 0.070% total to be received $4,080,347 (collateralized by various U.S. Treasuries, 0.000% - 7.250%, 01/04/22 - 11/15/51, totaling $4,161,954)	4,080,323	4,080,323

HSBC Securities USA, Inc., dated 12/31/21, due 01/03/22, 0.040% total to be received $119,670 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 05/15/23 - 08/15/47, totaling $122,063)	119,670	119,670

Mirae Asset Securities USA, Inc., dated 12/31/21, due 01/03/22, 0.060% total to be received $2,266,330 (collateralized by various U.S. Government Agency Obligations, 0.550% - 7.500%, 01/01/23 - 10/20/71, totaling $2,311,657)	2,266,319	2,266,319

RBC Dominion Securities, Inc., dated 12/31/21, due 01/03/22, 0.050% total to be received $4,837,652 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 05/15/22 - 12/01/51, totaling $4,934,385)	4,837,632	4,837,632

State of Wisconsin Investment Board, dated 12/31/21, due 01/03/22, 0.070% total to be received $4,227,420 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 07/15/23 - 02/15/48, totaling $4,311,965)	4,227,395	4,227,395

Total Joint Repurchase Agreements		20,368,939

	Shares
Other Investment Companies - 3.4%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[3]	4,663,981	4,663,981

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%[3]	4,663,981	4,663,981

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[3]	4,805,313	4,805,313

Total Other Investment Companies		14,133,275

Total Short-Term Investments
(Cost $34,502,214)		34,502,214

Total Investments - 105.3%
(Cost $337,464,762)		433,768,046

Other Assets, less Liabilities - (5.3)%		(21,842,952)

Net Assets - 100.0%		$411,925,094

The accompanying notes are an integral part of these financial statements.

9

AMG TimesSquare Small Cap Growth Fund Schedule of Portfolio Investments (continued)

* Non-income producing security.

[3]   Yield shown represents the December 31, 2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR   American Depositary Receipt

ETF  Exchange Traded Fund

[1]   Some of these securities, amounting to $36,607,216 or 8.9% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2] Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$387,543,832	–	–	$387,543,832

Exchange Traded Funds	11,722,000	–	–	11,722,000

Short-Term Investments

Joint Repurchase Agreements	–	$20,368,939	–	20,368,939

Other Investment Companies	14,133,275	–	–	14,133,275

Total Investments in Securities	$413,399,107	$20,368,939	–	$433,768,046

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at December 31, 2021:

	Common Stock	Preferred Stock

Balance as of December 31, 2020	$587,261	$7,291,664

Change in unrealized appreciation/depreciation	(143,657)	–

Purchases	–	–

Sales	–	–

Transfers out of Level 3*	(443,604)	(7,291,664)

Balance as of December 31, 2021	0	0

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2021	0	0

* A preferred stock valued at $7,291,664 was transferred from Level 3 to Level 2 during the fiscal year ended December 31, 2021. For the period January 1,2021 to January 31, 2021, this security was valued using a Discounted Cash Flow model which was based on unobservable inputs. On February 1,2021, it was announced the preferred shares would be acquired by Aspirational Consumer Lifestyle Corp (“Aspirational”), and the security was valued at the market price of Aspirational adjusted for the preliminary conversion ratio. A common stock valued at $443,604 was transferred from Level 3 to Level 1 during the fiscal year ended December 31, 2021. For the period January 1, 2021 to September 29, 2021, this security was valued using a 20% Liquidity Discount of the market price. On September 30, 2021 escrow shares were transferred to equity shares, and the security was valued at the market price.

The accompanying notes are an integral part of these financial statements.

10

AMG TimesSquare Mid Cap Growth Fund Portfolio Manager’s Comments (unaudited)

The Year In Review

For the year ended December 31, 2021, AMG TimesSquare Mid Cap Growth Fund (the “Fund”) Class N shares returned 15.92%, while its benchmark, the Russell Midcap® Growth Index, returned 12.73%.

2021 began with the expectation that vaccinations would reduce COVID-19’s grip on the economy and our collective psyche. For a time, we progressed along that course and looked forward to a return to normal by the summer. However, varying levels of vaccinations, changing mandates, and the late-year emergence of new COVID variants created a sense of “dèjá vu all over again” by the close of the year. More consistent in 2021 was the steady increase of global inflation for consumers and producers, typically coupled with ongoing supply chain woes. Despite that, global equity markets posted double-digit gains for the year, led by the U.S. with 26% followed by developed non-U.S. at 11%, though emerging markets dipped by (3)% (however, small cap emerging markets increased by 19%.)

In the U.S., the pace of economic activity increased midyear and slackened toward the end, though but remained well in the expansionary range.Meanwhile, monetary policy tightened–the U.S Federal Reserve (Fed) announced plans to taper its $120 billion monthly purchases of bonds and later increased the pace of those reductions, which could end completely as soon as March 2022. During 2021, there were better returns for larger stocks than smaller capitalizations and value outperformed growth, except for the megacap dominance with the usual FANG+ suspects. Among small-to-mid capitalization growth stocks.the energy sector was propelled by the gains in underlying commodity prices this year.and financials were also strong. Communication services lagged and weakness within the biopharma industries weighed on the health care sector—especially prevalent among smaller capitalizations.Generally there were better returns from stocks with higher quality.lower valuations.and moderate growth expectations.

Amid this environment.the Fund outperformed the Russell Midcap® Growth Index for the full year. The Fund experienced strength across consumer discretionary.industrials.and information technology. This was partially offset by relative weakness in the communication services.energy.and health care sectors.

2020 represented a tremendous period of user growth across a number of companies in the communication services sector. That level of engagement fell during the course of 2021 as restrictions were lifted and economies reopened. Zynga, Inc. develops, markets, and operates social games as live services on mobile platforms.Their gaming portfolio includes CSR Racing, Empires & Puzzles, FarmVille, Merge Dragons!, Words With Friends, Mafia Wars, Zynga Poker, and Treasure Isle. They experienced unexpected levels of customer turnover in recent months with users having less time available for mobile games as businesses reopen.Another challenge was posed by Apple’s privacy changes, which impacted the mobile gaming and digital advertising industries. These factors led to a reduction in guidance by management and its shares retreated by (35)%. Subsequent to year-end, Zynga announced plans to be acquired by Take-Two Software. Despite producing strong financial performance, image-based social media company Pinterest, Inc. tumbled (45)% for the year as the growth in monthly active users decelerated. While we reduced our position, Pinterest still has compelling attributes centered on its 440 million users across the globe and future monetization potential.

The Fund was impacted by our lack of energy exposure for most of the year due to gains in the underlying commodity prices.During the fourth quarter we initiated a position in Cheniere Energy, Inc., an owner and operator of liquefied natural gas (“LNG”) terminals. Approximately 50% of its cargoes are exported to Asia, 25% to Europe, and 25% to Latin America. Cheniere spent the past decade building out its liquefaction facilities. LNG is the only realistic path for developing nations to meet carbon reduction targets and maintain stable electrical grids while also building out solar and wind generation.

We had mixed performance in the health care sector. Ascendis Pharma A/S is a developer of therapeutics for unmet medical needs and possessed a compelling pipeline. Their Skytrofa drug was approved by U.S. Food & Drug Administration (the “FDA”) in August for pediatric growth hormone deficiency. Thus far.a few insurance plans have indicated initial coverage through medical exception processes. Ascendis is in active discussions with the hope of broadening coverage in 2022. Its shares fell by (18)% as it may take some time for prescriptions to ramp up. Encompass Health Corp. provides post-acute healthcare services including inpatient rehabilitation.home health.and hospice care. Throughout the year.investors awaited news on strategic alternatives for the home health and hospice segment and those concerns resulted in a (20)% selloff. In the latter part of 2021 management announced that its year-long strategic review will result in the partial or full separation of its home health and hospice business into an independent public company via a carve-out or a spin-off, which were finally announced in January 2022. Its results were impacted from the delta spike and higher labor costs.We reduced our position during the year. Royalty Pharma PLC operates as a buyer of royalties and a funder of innovation for the biopharmaceutical industry. Questions were raised with respect to the future durability of their cystic fibrosis revenue stream if deuterated Kalydeco is substituted for the triple combo Trikafta treatment. Royalty Pharma believes it is entitled to royalties on the Kalydeco compound regardless of whether it is deuterated or not. This cloud of uncertainty caused its shares to decline by (19)%. Healthier performance was found in outsourced providers to the health care industry. Charles River Laboratories International, Inc. is an early-stage contract research organization, providing essential products and services to pharmaceutical and biotechnology companies. The first three quarters of the year saw price gains on solid fundamentals, then sold off somewhat when management announced they will be increasing capital expenditures on capacity and people in 2022. Its shares improved by 50% and we regularly trimmed on strength in the spring and summer. Catalent, Inc. supplies delivery technologies, development, and manufacturing solutions for drugs, biologics, and cell and gene therapies. The company assists in the vial filling process for COVID-19 vaccines including those produced by Moderna, Johnson & Johnson, and AstraZeneca. Management noted an expansion of their cold storage facility in Singapore and plans to increase manufacturing capacity at their Italian plant. They also announced the acquisition of Bettera, a private contract manufacturing organization focused on gummy drug delivery for the OTC market. These developments served to lift the stock by 23%. AmerisourceBergen Corp., a pharmaceutical products distributor, climbed 38%. A key development during the year was that distributors such as AmerisourceBergen had reached a settlement for claims associated with the opioid crisis and would be proceeding to the next phase. We added to the position in periods of weakness prior to the settlement announcement.

Within consumer discretionary, Pool Corp. is engaged in the wholesale distribution of swimming pool supplies, equipment, and leisure products.Its shares gained 53%, with solid results throughout the year driven by an ability to leverage their global

11

AMG TimesSquare Mid Cap Growth Fund Portfolio Manager’s Comments (continued)

supplier network to meet customer demand amid supply chain constraints. O’Reilly Automotive, Inc., a specialty retailer of aftermarket automotive parts and accessories, surged ahead by 56%. Throughout 2021, O’Reilly generated solid same-store sales. This represented an improvement from 2020 and stemmed from an increase in miles driven. Recreational marine products manufacturer Brunswick Corp. rose 34%. Their boat brands include Sea Ray, Boston Whaler, Bayliner, Lund, and Crestliner. Engines are under the Mercury brand.Boat and engine demand has been strong and they are doing their best to keep up amid supply chain challenges.CarMax, Inc. is a retailer of used vehicles and a wholesale auction operator. The stock rebounded 38% as sales volumes accelerated and used car pricing increased during the course of the year.We trimmed the position on strength.

In the industrials sector, Waste Connections, Inc. is the third-largest solid waste management company in North America with operations across 41 states and 6 provinces of Canada. Their services include collection, transfer, treatment, and recycling.Waste volumes improved as restrictions were eased and that boosted the stock by 34%. Staffing and risk consulting services provider Robert Half International, Inc. jumped 81% and we trimmed the position. They have benefited from the employment recovery and posted an impressive run of beating numbers. We added Generac Holdings, Inc. to the Fund early in the year and its shares rose 39%. This company designs and manufacturers power generation equipment. There has been a relentless demand for back-up and standby power across residential, ..commercial, and industrial markets. CoStar Group, Inc. supplies information, analytics, and an online marketplace for the commercial real estate industry. The company posted uneven results throughout the year and the stock sold off by (15)%. A key point was less demand for multifamily advertising due to lower vacancy rates. We reduced the position.Booz Allen Hamilton Holding Corp. provides management and technology consulting services. It was a challenging start to the year as it was impacted by travel restrictions, a slower ramp to defense contracts, and a pause to its large cyber program due to funding issues.In the spring it acquired Liberty IT Solutions, thereby improving its digital capabilities.Financial results largely improved since then, though the stock slid (1)% for the year.

Within the information technology sector, a number of companies experienced reversals of fortune for the year. Some of the previous year’s winners faced difficult comparisons in 2021. This was the case with Coupa Software, Inc.and Zendesk, Inc.with their shares trading down by (53)% and (28)%, respectively. Coupa Software provides business spend management solutions. It was an uneven year in terms of organic billings, which tends to be the key metric for investors.Zendesk offers customer engagement support services. It was a tale of two halves for the company, with the first half of 2021 being strong and the second half less so. In the second half, Zendesk moved up-market into the enterprise space where bookings are more back-end quarter loaded. In the latter part of the year they confounded investors by announcing a proposed acquisition of Momentive and its SurveyMonkey platform in an all-stock deal.We reduced the position on this news. Conversely, some of the stocks that had a tougher time in 2020 bounced back this year. Examples are Gartner, Inc., HubSpot, Inc., and Marvell Technology, Inc. Gartner, a provider of independent technology-related research and advisory services, advanced 109%. The company consistently beat expectations as demand for its service has remained strong. It benefited from reopening its events business. HubSpot offers a cloud-based marketing, sales, and client service platform. It was a year in which the company continually posted beats and raises on high demand for its products. A distinguishing feature of HubSpot is that it has grown organically by rolling out new products/modules whereas other businesses have grown through acquisition. This has enabled them to land and expand client relationships. The majority of their customers subscribe to two or more modules. Shares of HubSpot soared 67%.Semiconductor producer Marvell Technology rallied 85%. Demand has been strong as the semiconductor industry works to improve supply as there remains a substantial backlog. Marvell Technology has become a key silicon supplier for data infrastructure including storage, networking, and computer chips.They also have a large exposure to secular growth areas such as 5G and datacenters.

Looking forward in 2022, this year brings another set of opportunities and risks.Globally, the current wave of COVID-19 cases should ebb though the possibility of future variants may change its status from pandemic to endemic. In addition, the world will grapple with higher inflation-both from materials and labor costs-and a fragile global supply chain may also become an enduring feature of the economic landscape. Expectations of further monetary tightening may create headwinds for the equity markets, especially if new fiscal stimulus measures fail to take shape. However, the investment terrain always shifts, which is why ongoing reevaluation of bottom-up opportunities is critical and is where we focus our energies.As always, we are available for any questions you might have as we endeavor to protect the assets you have entrusted with us.

The views expressed represent the opinions of TimesSquare Capital Management, LLC and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

12

AMG TimesSquare Mid Cap Growth Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare Mid Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG TimesSquare Mid Cap Growth Fund’s Class N shares on December 31, 2011 to a $10,000 investment made in the Russell Midcap® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare Mid Cap Growth Fund and the Russell Midcap® Growth Index for the same time periods ended December 31, 2021.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG TimesSquare Mid Cap Growth Fund[2], 3, 4, 5, 6

Class N	15.92%	19.83%	16.29%	12.01%	03/04/05

Class I	16.04%	–	–	19.15%	02/24/17

Class Z	16.10%	20.06%	16.53%	12.23%	03/04/05
Russell Midcap® Growth Index[7]	12.73%	19.83%	16.63%	11.70%	03/04/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing.For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus.Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

† Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions.Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2021. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[4]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[5]

Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[6]

Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[7]

The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price/book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.Unlike the Fund, the Russell Midcap® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Midcap® Growth Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed.May lose value.

13

AMG TimesSquare Mid Cap Growth Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN
Sector	% of Net Assets

Information Technology	34.1

Industrials	19.3

Health Care	16.6

Consumer Discretionary	11.0

Financials	6.0

Communication Services	3.0

Materials	2.8

Real Estate	2.4

Consumer Staples	2.0

Energy	0.8

Short-Term Investments	2.1

Other Assets Less Liabilities	(0.1)

TOP TEN HOLDINGS
Security Name	% of Net Assets

TransUnion	2.8

Catalent, Inc.	2.7

Palo Alto Networks, Inc.	2.7

Waste Connections, Inc.	2.5

Gartner, Inc.	2.5

AmerisourceBergen Corp.	2.4

RenaissanceRe Holdings, Ltd. (Bermuda)	2.4

SBA Communications Corp., Class A	2.4

O’Reilly Automotive, Inc.	2.3

Crowdstrike Holdings, Inc., Class A	2.3
Top Ten as a Group	25.0

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

14

AMG TimesSquare Mid Cap Growth Fund Schedule of Portfolio Investments December 31, 2021

	Shares	Value

Common Stocks - 98.0%

Communication Services - 3.0%

IAC/InteractiveCorp.*	124,600	$16,286,466

Pinterest, Inc., Class A*	427,000	15,521,450

Zynga, Inc., Class A*	3,450,500	22,083,200

Total Communication Services		53,891,116

Consumer Discretionary -11.0%

Brunswick Corp.	306,300	30,853,599

Burlington Stores, Inc.*	70,500	20,551,455

CarMax, Inc.*	91,500	11,916,045

Floor & Decor Holdings, Inc., Class A*	169,500	22,036,695

Lululemon Athletica, Inc. (Canada)*	57,100	22,351,795

Marriott Vacations Worldwide Corp.	123,000	20,784,540

O’Reilly Automotive, Inc.*	57,600	40,678,848

Pool Corp.	45,800	25,922,800

Total Consumer Discretionary		195,095,777

Consumer Staples - 2.0%

Olaplex Holdings, Inc.*	573,200	16,697,316

US Foods Holding Corp.*	540,600	18,829,098

Total Consumer Staples		35,526,414

Energy - 0.8%

Cheniere Energy, Inc.	146,600	14,868,172

Financials - 6.0%

Interactive Brokers Group, Inc., Class A	214,200	17,011,764

RenaissanceRe Holdings, Ltd. (Bermuda)	251,500	42,586,495

Signature Bank	90,900	29,403,423

Voya Financial, Inc.	259,500	17,207,445

Total Financials		106,209,127

Health Care - 16.6%

AmerisourceBergen Corp.	324,900	43,175,961

Argenx SE, ADR (Netherlands)*	49,300	17,264,367

Ascendis Pharma A/S, ADR (Denmark)*	143,600	19,318,508

Blueprint Medicines Corp.*	171,600	18,380,076

Catalent, Inc.*	370,000	47,371,100

Charles River Laboratories International, Inc.*	85,200	32,101,656

Chemed Corp.	43,500	23,013,240

DENTSPLY SIRONA, Inc.	270,300	15,080,037

Encompass Health Corp.	185,000	12,073,100

Guardant Health, Inc.*	81,300	8,131,626

Horizon Therapeutics PLC*	153,300	16,519,608

ICON PLC (Ireland)*	71,900	22,267,430

Royalty Pharma PLC, Class A	526,800	20,992,980

Total Health Care		295,689,689

	Shares	Value
Industrials -19.3%

AMETEK, Inc.	162,200	$23,849,888

Booz Allen Hamilton Holding Corp.	272,300	23,088,317

Carlisle Cos., Inc.	88,400	21,933,808

Cintas Corp.	55,200	24,462,984

Copart, Inc.*	192,700	29,217,174

CoStar Group, Inc.*	246,500	19,480,895

Generac Holdings, Inc.*	44,100	15,519,672

Hubbell, Inc.	62,400	12,996,048

Nordson Corp.	75,900	19,374,993

PACCAR, Inc.	197,200	17,404,872

Robert Half International, Inc.	161,200	17,977,024

TransUnion	416,900	49,436,002

Verisk Analytics, Inc., Class A	105,800	24,199,634

Waste Connections, Inc.	321,500	43,810,805

Total Industrials		342,752,116

Information Technology - 34.1%

Amphenol Corp., Class A	373,700	32,683,802

Avalara, Inc.*	115,700	14,938,027

Bentley Systems, Inc., Class B	270,300	13,063,599

Coupa Software, Inc.*	76,200	12,043,410

Crowdstrike Holdings, Inc., Class A*	197,500	40,438,125

CyberArk Software, Ltd. (Israel)*	111,100	19,251,408

Elastic, N.V.*	153,400	18,882,006

Entegris, Inc.	138,700	19,221,046

FleetCor Technologies, Inc.*	51,600	11,550,144

Gartner, Inc.*	131,000	43,795,920

HubSpot, Inc.*	44,000	29,002,600

Keysight Technologies, Inc.*	119,800	24,739,898

Marvell Technology, Inc.	277,100	24,243,479

Microchip Technology, Inc.	360,800	31,411,248

MKS Instruments, Inc.	71,200	12,400,904

Monolithic Power Systems, Inc.	42,900	21,163,857

Nice, Ltd., Sponsored ADR (Israel)*	92,800	28,174,080

Palo Alto Networks, Inc.*	84,800	47,213,248

Paylocity Holding Corp.*	95,500	22,553,280

Remitly Global, Inc.*	35,700	736,134

Samsara, Inc., Class A*	277,600	7,803,336

Smartsheet, Inc., Class A*	300,200	23,250,490

SS&C Technologies Holdings, Inc.	291,400	23,888,972

Synopsys, Inc.*	77,400	28,521,900

Twilio, Inc., Class A*	25,700	6,767,838

Tyler Technologies, Inc.*	30,700	16,515,065

The accompanying notes are an integral part of these financial statements.

15

AMG TimesSquare Mid Cap Growth Fund Schedule of Portfolio Investments(continued) December 31,2021

	Shares	Value
Information Technology - 34.1% (continued)

Unity Software, Inc.*	120,000	$17,158,800

Zendesk, Inc.*	143,800	14,996,902

Total Information Technology		606,409,518

Materials - 2.8%

FMC Corp.	168,300	18,494,487

Martin Marietta Materials, Inc.	68,700	30,263,724

Total Materials		48,758,211

Real Estate - 2.4%

SBA Communications Corp., Class A, REIT	109,400	42,558,788

Total Common Stocks

(Cost $1,114,491,392)		1,741,758,928

Short-Term Investments - 2.1%

Other Investment Companies - 2.1%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[1]	12,169,584	12,169,584

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%[1]	12,169,584	12,169,584

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[1]	12,538,360	12,538,360

Total Short-Term Investments

(Cost $36,877,528)		36,877,528

Value

Total Investments - 100.1%

(Cost $1,151,368,920)	$1,778,636,456

Other Assets, less Liabilities - (0.1)%	(1,340,400)

Net Assets - 100.0%	$1,777,296,056

*	Non-income producing security.
[1]	Yield shown represents the December 31, 2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks†	$1,741,758,928	—	—	$1,741,758,928

Short-Term Investments

Other Investment Companies	36,877,528	—	—	36,877,528

Total Investments in Securities	$1,778,636,456	—	—	$1,778,636,456

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

16

AMG TimesSquare International Small Cap Fund Portfolio Manager’s Comments (unaudited)

Year In Review

For the year ended December 31, 2021, AMG TimesSquare International Small Cap Fund (the “Fund”) Class N shares returned 1.25%, while its benchmark, the MSCI EAFE Small Cap Index returned 10.10%.

2021 began with the expectation that vaccinations would reduce C0VID-19’s grip on the economy and our collective psyche. For a time, we progressed along that course and looked forward to a return to normal by the summer. However, varying levels of vaccinations, changing mandates, and the late-year emergence of new COVID variants created a sense of “deja vu all over again” by the close of the year. More consistent in 2021 was the steady increase of global inflation for consumers and producers, typically coupled with ongoing supply chain woes. Despite that, global equity markets posted double-digit gains for the year, led by the U.S. with 26% followed by developed non-U,S, at 11%, though emerging markets dipped by (3)%.

In the first and part of the second quarter of 2021, market sentiment abruptly swung to favor deep cyclical value as approved vaccines boosted sentiment for cyclical, re-opening plays. During that period’s rapid dislocation, our performance lagged notably. Moving into the second half of the year, global emerging markets faltered in the third quarter as concerns related to China’s regulatory actions dragged its growth across several economic sectors and we responded by paring some exposure there. In the final quarter of the year, the world’s attention turned to the omicron variant of COVID-19 and its impact.

Amid this environment, the Fund underperformed the MSCI EAFE Small Cap Index benchmark in 2021.We experienced relative weakness in Japan and Europe while other regions (Asia-Pacific ex Japan, Americas, and the emerging markets) delivered mixed results. There was relative weakness in the information technology, industrials, and health care sectors. That was somewhat offset by strength in the consumer staples and consumer discretionary sectors.

Regional Performance: Europe

Our holdings in Europe lagged the regional benchmark; stocks in Italy and Denmark contributed to performance while Norway, Sweden, and France detracted. The Nordic region offered mixed results. In Denmark, Topdanmark AS is the country’s second largest non-life insurance company. It disappointed us at the end of 2020 when it reported a surprisingly large number of homeowner claims related to burst water pipes, for which the company had not adequately priced the risk. We subsequently spoke with management, who explained the corrective actions they were taking on repricing and reevaluating those types of policies. After adding to our position, the stock returned to form and climbed 36%. In neighboring Finland, Valmet OYJ supplies process technology including entire production lines to the pulp and paper industry. Its portfolio of solutions include renewable energy power plants to help customers reduce carbon emissions. Though global supply chain and logistical challenges caused some hiccups, its order book remained strong. Later in the year, the Finnish Financial Supervisory Authority’s final approval of Valmet’s merger with Neles Corporation, a global valve company with strong exposure to the pulp and paper industry, was well received by investors. Valmet’s shares climbed 39% since it was added to the Fund in the first quarter. Those gains were partially offset by another holding, Stillfront Group AB, a Swedish developer of ad-supported, free-to-play digital games. New access restrictions on user data impacted its business for longer than anticipated. Though management guided that the impact would not be material, we realized that advertisers would hold off on marketing spending until there is more clarity on the impact of the new regulation. As a result, we sold our holding, which declined (58)% for the period that it was held in the Fund.

Moving over to Italy, Interpump Group S.P.A. is the world’s largest manufacturer of high and ultra-high pressure pumps. The company was built up through M&A and has a solid track record in integrating acquired assets. Its hydraulics division was booming with backlogs with Interpump’s OEM clients ready to commit to longer-term orders to secure capacity. With that strong growth, its share price followed a similar trajectory with a 49% increase.Less positive was France-based nursing home operator Orpea SA with its (23%) decline. The market turned more cautious given the resurgence of the pandemic. There are also worries of the impact of rising interest rates on the company’s real estate assets and balance sheet. In early 2022, shares plunged following unfavorable press targeting Orpea and the industry. Orpea denied the allegations in full but that did not change market sentiment. In light of the uncertainty and in application of our sell discipline, we exited the position.

Holdings in the U.K. aided relative performance. Wealth manager St. James’s Place PLC rose 54%. It reported sequential quarters of strong numbers with the group seeing record net inflows, helped by pent-up demand from savings accumulated over the last year. The company also aims to increase assets under management by 50% through 2025. While we took some profit into share price strength, the company remains a core holding. Less positive among financials was reinsurer Lancashire Holdings, Ltd. With the news awash with a slew of natural disasters, the market had less patience for business models in which there was uncertainty in the “expenses” to be recognized. As a result, we exited the name and shares declined (29)% for the period that it was held. Electrocomponents PLC is a digitalized distributor of various electronics and industrial products in Europe, Asia Pacific, and North America. Its shares climbed 40% as organic revenue growth was driven by strong contributions from its higher-margin private-label offering. Management’s ambitions remain undeterred and we expect a powerful combination of accelerating organic growth and aggressive acquisitions in 2021 and 2022. New to the Fund this year was Future PLC, a specialty content publisher transitioning from print to online platforms. It owns 220 brands/titles and creates niche interest, high-quality, branded, and expert-led content. The company reported solid first half results driven by e-commerce and digital ads. It announced the acquisition of Marie Claire U.S. to complement its Marie Claire U.K. operation. We expect the group to replicate its success in injecting e-commerce into the U.S. publication. Shares ascended 79% since it was added to the Fund in April.

Regional Performance: Japan

Our Japanese holdings underperformed the regional benchmark on a relative basis. Japan housed the Fund’s top detractor, MedPeer, Inc., which provides a community site exclusively for physicians to link with pharmaceutical companies and is a first mover in Japan’s online health care space. Despite solid execution and firm underlying fundamentals, shares fell by (61)% due to multiple compression in growth names. Nevertheless, we scaled back our position size given its share price volatility. Within information technology, Elecom Co., Ltd. is a maker of peripherals for electronic products. Sentiment began to shift in mid-2021 on the reopening trade as the underlying demand for teleworking decreased. In addition, the continued semiconductor shortage impaired its revenues and we are reviewing this position in the Fund. Offering better returns and gaining 27% was discount supermarket Kobe Bussan Co, Ltd. The market was encouraged by strong same-store sales growth and recovery of its

17

AMG TimesSquare International Small Cap Fund Portfolio Manager’s Comments (continued)

profitability on the back of price hikes. We maintain our conviction in the company on its new store rollout plans.

Regional Performance: Asia Pacific ex Japan and Americas

Our underweight to Asia Pacific ex Japan detracted from performance. Challenger, Ltd. is a leader in selling annuity products which is tied to Australia and Japan’s aging populations. The company reduced its fiscal year 2021 guidance to the bottom end of the range as Challenger has been slow to adjust its pricing amid fluctuating interest rate spreads. As a result, its shares declined by (23)%. Another laggard was Canada-based Real Matters, Inc. which owns and operates a proprietary online network for managing home appraisal management solutions for banking customers. In addition to missing results, management discussed re-allocating resources to focus on larger clients at the expense of smaller customers and their actions caused us to reevaluate its place in the Fund. We decided to liquidate the position, which declined (44)% for the period that it was held.

Regional Performance: Emerging Markets

Global emerging markets underperformed their developed peers in the year. One of the Fund’s detractors was Turkey’s leading e-commerce marketplace, D-MARKET Elektronik Hizmetler ve Ticaret A.S. In its first earnings results after its June IPO, the company reported lower-than-expected revenue growth due to continued investment in its business. In subsequent conversations with management, they remained optimistic but then delivered another set of disappointing results. Having lost faith and with rising geopolitical concerns, we made our exit in November 2021 and the shares had declined by (71)% while we owned them. The Fund’s top contributor was Taiwan’s leading e-commerce player momo.com, Inc. Shares gained 240% as it benefited from the continued growth of online shopping in Taiwan and its strong logistics network. Taiwan experienced a major COVID-19 outbreak in May which also helped its underlying business. It also looks to expand cooperation with international brands, broaden product variety, and add warehousing facilities.

Conclusion

Looking forward in 2022, this year brings another set of opportunities and risks. Globally, the current wave of COVID-19 cases should ebb, though the possibility of future variants may change its status from pandemic to endemic. In addition, the world will grapple with higher inflation-both from materials and labor costs-and a fragile global supply chain may also become an enduring feature of the economic landscape. Expectations of further monetary tightening may create headwinds for the equity markets, especially if new fiscal stimulus measures fail to take shape. However, the investment terrain always shifts, which is why ongoing reevaluations of bottom-up opportunities is critical, and is where we focus our energies.

The views expressed represent the opinions of TimesSquare Capital Management, LLC and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

18

AMG TimesSquare International Small Cap Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare International Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG TimesSquare International Small Cap Fund’s Class N shares on January 2, 2013 (inception date), to a $10,000 investment made in the MSCI EAFE Small Cap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare International Small Cap Fund and the MSCI EAFE Small Cap Index for the same time periods ended December 31, 2021.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG TimesSquare International Small Cap Fund[2],[3],[4],[5],[6],[7],[8],[9],[10]
Class N	1.25%	9.28%	9.25%	01/02/13
Class I	1.36%	-	8.40%	02/24/17
Class Z	1.47%	9.53%	9.49%	01/02/13
MSCI EAFE Small Cap Index[1][1]	10.10%	11.04%	9.63%	01/02/13	††

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2021. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[4]

The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[5]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[6]

Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[7]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[8]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[9]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[10]

Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[11]

The MSCI EAFE Small Cap Index covers all investable small-cap securities with a market capitalization below that of the companies in the MSCI Standard Indices of developed markets, excluding the U.S. and Canada. Please go to

19

AMG TimesSquare International Small Cap Fund Portfolio Manager’s Comments (continued)

msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI EAFE Small Cap Index is unmanaged, is not available for investment and does not incur expenses.

All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein.

Copying or redistributing the MSCI data is strictly prohibited. Not FDIC insured, nor bank guaranteed. May lose value.

20

AMG TimesSquare International Small Cap Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Industrials	28.7

Information Technology	16.7

Financials	13.6

Communication Services	10.8

Health Care	9.9

Consumer Discretionary	6.4

Materials	5.6

Consumer Staples	3.4

Real Estate	1.6

Energy	0.7

Short-Term Investments	2.1

Other Assets Less Liabilities	0.5

TOP TEN HOLDINGS

Security Name	% of Net Assets

Future PLC (United Kingdom)	3.0

Valmet OYJ (Finland)	2.8

Nordic Entertainment Group AB, Class B (Sweden)	2.7

St James’s Place PLC (United Kingdom)	2.6

Steadfast Group, Ltd. (Australia)	2.5

Nordnet AB publ (Sweden)	2.5

Topdanmark AS (Denmark)	2.5

Rotork PLC (United Kingdom)	2.4

Auto Trader Group PLC (United Kingdom)	2.2

Kadokawa Corp. (Japan)	2.2

Top Ten as a Group	25.4

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

21

AMG TimesSquare International Small Cap Fund Schedule of Portfolio Investments December 31, 2021

	Shares	Value
Common Stocks - 97.4%

Communication Services -10.8%

Auto Trader Group PLC (United Kingdom)[1]	2,294,740	$22,981,539

Future PLC (United Kingdom)	591,200	30,607,144

IPS0S (France)	157,720	7,388,229

Kadokawa Corp. (Japan)	880,800	22,975,741

Nordic Entertainment Group AB, Class B (Sweden)*	529,104	27,414,644

Total Communication Services		111,367,297

Consumer Discretionary - 6.4%

Afya, Ltd., Class A (Brazil)*,[2]	316,300	4,969,073

CIE Automotive, S.A. (Spain)[2]	609,778	18,845,622

Dalata Hotel Group PLC (Ireland)*	1,592,421	6,744,253

Food & Life Cos., Ltd. (Japan)	276,204	10,429,103

K Car Co., Ltd. (South Korea)	306,500	8,792,134

momo.com, Inc. (Taiwan)	83,320	4,878,038

Thule Group AB (Sweden)[1]	183,500	11,082,011

Total Consumer Discretionary		65,740,234

Consumer Staples - 3.4%

Kobe Bussan Co., Ltd. (Japan)	477,298	18,479,780

Sugi Holdings Co., Ltd. (Japan)	202,297	12,256,686

Yihai International Holding, Ltd. (China)[2]	874,200	4,042,444

Total Consumer Staples		34,778,910

Energy - 0.7%

Friedrich Vorwerk Group SE (Germany)*	87,000	2,828,854

Gaztransport Et Technigaz, S.A. (France)	47,300	4,413,339

Total Energy		7,242,193

Financials - 13.6%

doValue S.P.A. (Italy)[1]	468,700	4,472,882

FinecoBank Banca Fineco S.P.A. (Italy)[2]	501,013	8,774,009

Nordnet AB publ (Sweden)	1,347,187	25,845,555

Patria Investments, Ltd., Class A (Cayman Islands)	525,500	8,513,100

St James’s Place PLC (United Kingdom)	1,194,141	27,288,797

Steadfast Group, Ltd. (Australia)	6,836,483	26,094,016

Tamburi Investment Partners S.P.A. (Italy)	727,915	8,181,671

Topdanmark AS (Denmark)	452,211	25,365,736

Zenkoku Hosho Co., Ltd. (Japan)	136,109	5,932,732

Total Financials		140,468,498

Health Care - 9.9%

ALK-Abello A/S (Denmark)*	28,200	14,807,908

Amplifon S.P.A. (Italy)[2]	218,295	11,746,065

As One Corp. (Japan)	185,200	12,410,194

MedPeer, Inc. (Japan)*	164,000	5,106,072

	Shares	Value

Menicon Co., Ltd. (Japan)	383,000	$11,329,070

Nippon Shinyaku Co., Ltd. (Japan)	165,500	11,524,629

Orpea SA (France)	181,304	18,182,661

Siegfried Holding AG (Switzerland)	17,300	16,828,863

Total Health Care		101,935,462

Industrials - 28.7%

Arcadis, N.V. (Netherlands)	270,300	13,021,946

Befesa, S.A. (Luxembourg)[1]	192,161	14,744,952

Bodycote PLC (United Kingdom)	1,069,039	12,529,954

Cargojet, Inc. (Canada)	50,000	6,584,055

Daiseki Co., Ltd. (Japan)	297,020	13,194,943

Electrocomponents PLC (United Kingdom)	879,751	14,427,114

Fuji Corp. (Japan)	874,000	19,603,004

Genuit Group PLC (United Kingdom)	1,666,005	13,313,757

Grafton Group PLC (Ireland)	990,700	16,634,097

HomeServe PLC (United Kingdom)	1,779,300	21,061,209

Howden Joinery Group PLC (United Kingdom)	1,081,663	13,249,102

Interpump Group S.P.A. (Italy)[2]	135,957	9,958,967

IPH, Ltd. (Australia)	2,447,740	15,629,151

Nexans, S.A. (France)	172,900	16,906,023

Prosegur Cia de Seguridad, S.A. (Spain)	5,832,983	15,299,757

Rotork PLC (United Kingdom)	5,150,200	25,065,070

RWS Holdings PLC (United Kingdom)	2,023,200	17,800,265

Stabilus, S.A. (Luxembourg)	118,211	8,687,347

Valmet OYJ (Finland)	667,300	28,610,939

Total Industrials		296,321,652

Information Technology - 16.7%

Accton Technology Corp. (Taiwan)	1,521,600	14,257,704

BE Semiconductor Industries, N.V. (Netherlands)	241,600	20,539,081

Chinasoft International, Ltd. (China)	4,393,100	5,728,810

Elecom Co., Ltd. (Japan)	391,976	5,158,982

Fortnox AB (Sweden)	184,500	11,880,912

Horiba, Ltd. (Japan)	263,948	15,521,161

Keywords Studios PLC (Ireland)	416,871	16,600,404

Koh Young Technology, Inc. (South Korea)	278,500	5,547,214

Pushpay Holdings, Ltd. (New Zealand)*	5,525,300	4,985,120

SimCorp A/S (Denmark)	48,500	5,286,101

Sopra Steria Group SACA (France)	64,593	11,591,713

Spirent Communications PLC (United Kingdom)	4,570,700	17,244,931

Systena Corp. (Japan)	2,042,000	7,620,250

TOTVS, S.A. (Brazil)	1,697,206	8,726,747

Tri Chemical Laboratories, Inc. (Japan)	422,200	13,381,953

The accompanying notes are an integral part of these financial statements.

22

AMG TimesSquare International Small Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology -16.7% (continued)

Yeahka, Ltd. (China)*,[2]	2,585,600	$8,573,151

Total Information Technology		172,644,234

Materials - 5.6%

Asahi Holdings, Inc. (Japan)	803,700	14,356,364

Fuso Chemical Co., Ltd. (Japan)	189,800	8,008,158

Huhtamaki Oyj (Finland)	315,900	13,972,577

Toyo Gosei Co., Ltd. (Japan)	83,500	11,341,662

Verallia, S.A. (France)[1]	299,000	10,535,080

Total Materials		58,213,841

Real Estate - 1.6%

Katitas Co., Ltd. (Japan)	421,652	16,229,168

Total Common Stocks

(Cost $850,609,175)		1,004,941,489

	Principal Amount

Short-Term Investments - 2.1%

Joint Repurchase Agreements - 0.6%[3]

Bank of America Securities, Inc., dated 12/31/21, due 01/03/22,0.050% total to be received $1,497,744 (collateralized by various U.S. Government Agency Obligations, 1.000% -5.000%, 09/01/28 - 01/01/61, totaling $1,527,693)	$1,497,738	1,497,738

BNP Paribas SA, dated 12/31/21, due 01/03/22, 0.050% total to be received $1,497,744 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 01/27/22 - 04/20/51, totaling $1,527,693)	1,497,738	1,497,738

Daiwa Capital Markets America, dated 12/31/21, due 01/03/22,0.040% total to be received $1,497,743 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 02/10/22 -01/01/52, totaling $1,527,693)	1,497,738	1,497,738

	Principal Amount	Value

RBC Dominion Securities, Inc., dated 12/31/21, due 01/03/22,0.050% total to be received $1,497,744 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 05/15/22 - 12/01/51, totaling $1,527,693)	$1,497,738	$1,497,738

TD Securities LLC, dated 12/31/21, due 01/03/22, 0.050% total to be received $315,306 (collateralized by various U.S. Government Agency Obligations, 2.500%, 11/01/51 -01/01/52, totaling $321,611)	315,305	315,305

Total Joint Repurchase Agreements		6,306,257

	Shares

Other Investment Companies -1.5%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[4]	5,266,344	5,266,344

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%[4]	5,266,344	5,266,344

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[4]	5,425,930	5,425,930

Total Other Investment Companies		15,958,618

Total Short-Term Investments (Cost $22,264,875)		22,264,875

Total Investments - 99.5% (Cost $872,874,050)		1,027,206,364

Other Assets, less Liabilities - 0.5%		4,883,146

Net Assets - 100.0%		$1,032,089,510

*	Non-income producing security.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of these securities amounted to $63,816,464 or 6.2% of net assets.

[2]

Some of these securities, amounting to $6,343,082 or 0,6% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[4]	Yield shown represents the December 31, 2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

23

AMG TimesSquare International Small Cap Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2[1]	Level 3	Total

Investments in Securities

Common Stocks

Industrials	$54,132,876	$242,188,776	—	$296,321,652

Information Technology	25,327,151	147,317,083	—	172,644,234

Financials	8,513,100	131,955,398	—	140,468,498

Communication Services	—	111,367,297	—	111,367,297

Health Care	14,807,908	87,127,554	—	101,935,462

Consumer Discretionary	20,505,460	45,234,774	—	65,740,234

Materials	—	58,213,841	—	58,213,841

Consumer Staples	—	34,778,910	—	34,778,910

Real Estate	—	16,229,168	—	16,229,168

Energy	2,828,854	4,413,339	—	7,242,193

Short-Term Investments

Joint Repurchase Agreements	—	6,306,257	—	6,306,257

Other Investment Companies	15,958,618	—	—	15,958,618

Total Investment in Securities	$142,073,967	$885,132,397	—	$1,027,206,364

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For	the fiscal year ended December 31, 2021, there were no transfers in or out of Level 3.

The	country allocation in the Schedule of Portfolio Investments at December 31, 2021, was as follows:

Country	% of Long-Term Investments

Australia	4.2

Brazil	1.4

Canada	0.7

Cayman Islands	0.8

China	1.8

Denmark	4.5

Finland	4.2

France	6.9

Germany	0.3

Ireland	4.0

Italy	4.3

Japan	23.4

Country	% of Long-Term Investments

Luxembourg	2.3

Netherlands	3.3

New Zealand	0.5

South Korea	1.4

Spain	3.4

Sweden	7.6

Switzerland	1.7

Taiwan	1.9

United Kingdom	21.4

100.0

The accompanying notes are an integral part of these financial statements.

24

AMG TimesSquare Emerging Markets Small Cap Fund Portfolio Manager’s Comments (unaudited)

Year in Review

For the year ended December 31, 2021, AMG TimesSquare Emerging Markets Small Cap Fund (the “Fund”) Class I shares returned 9.50%, while its benchmark, the MSCI Emerging Markets Small Cap Index, returned 18.75%.

2021 began with the expectation that vaccinations would reduce C0VID-19’s grip on the economy and our collective psyche. For a time, we progressed along that course and looked forward to a return to normal by the summer. However, varying levels of vaccinations, changing mandates, and the late-year emergence of new COVID variants created a sense of “dèjà vu all over again” by the close of the year. More consistent in 2021 was the steady increase of global inflation for consumers and producers, typically coupled with ongoing supply chain woes. Despite that, global equity markets posted double-digit gains for the year, led by the U.S. with 26%, followed by developed non-U.S. at 11%, though emerging markets dipped by (3)% (however, small cap emerging markets increased by 19%.)

Brazil faced a renewed surge of fiscal worries and fears of a resurgent pandemic weighed on the market. In China, concerns related to recent regulatory actions dragged on growth across several economic sectors. Contrary to the tightening of monetary policy by many central banks around the world, the People’s Bank of China announced more supportive measures amid a slowing economy. Concerns over continued supply chain disruptions and rising inflation also created headwinds for some emerging countries.

Within the emerging markets universe, smaller companies outperformed their large cap peers while Value outpaced Growth. Among emerging markets small cap stocks, Growth outperformed Value, information technology, materials, and industrials were the top performing sectors, while health care and real estate lagged.

The Fund underperformed the MSCI Emerging Markets Small Cap Index for the year. Relative weakness in Asia, Latin America, and EMEA detracted from performance, while Frontier Markets showed relative strength.

Regional Performance: Asia

Within the region, our holdings in Taiwan outperformed, while India and China lagged.

In 2021, Chinese equities were a major cause of emerging market underperformance versus developed markets. This price dislocation created opportunities to add to quality businesses with attractive valuations and we increased our positions in A-Living Smart City Services Co., Ltd. and Shanghai Kindly Medical Instruments Co., Ltd. Property management company A-Living Smart City Services slid (61)% due to the negative sentiment in the Chinese real estate sector caused by Evergrande Group. However, the company continues to see solid organic growth and strong momentum in its expansion into housekeeping, childcare, and community retail businesses. Shanghai Kindly is one of China’s leading domestic manufacturers of cardiovascular interventional devices. Its shares fell (44)%, even though Shanghai Kindly reported strong revenue growth in its core business. We believe the company will continue to benefit from the structural tailwinds of increased health care spending related to cardiovascular issues in China and the shift to prioritize domestic products over imports. In the third quarter we initiated a position in YesAsia Holdings, Ltd., an owner of several niche e-commerce platforms that offer affordable Asian fast fashion items, beauty and cosmetics, and entertainment products to customers across the world. Since being added to the Fund, the company reported strong top line and growth in users; but that was offset by increased expenses related to warehouse facilities and labor. We believe its operating leverage and cash flows will improve and continued to build the position during the quarter. YesAsia retreated (56)% since it was added to the Fund. Offering a brighter spot is Chinasoft International, Ltd., one of the largest information technology services providers in China. In early July, Huawei officially launched Harmony0S 2.0 for smartphones, and stated the new operating system will be used across multiple devices. With its deep knowledge of HarmonyOS, Chinasoft is well positioned to benefit from the accelerated growth of this ecosystem development. On December 23, Chinasoft announced the transfer of its stake in its subsidiary that focuses on government business related to the Harmony OS. As the market mistakenly assumed Chinasoft was selling its Harmony OS development unit, Chinasoft’s share price fell but still managed to finish the year up 17%.

Across the strait, Taiwan housed the Fund’s top three contributors. Surging 180%, the Fund’s top contributor was Taiwan’s leading online third-party payment processor for small and medium sized businesses (SMEs), Green World FinTech Service Co., Ltd. The company commands a 75-80% market share among SMEs and helps merchants accept various forms of payments (credit cards and e-wallet apps such as Apple Pay, Samsung Pay, Line Pay). Taiwan’s

COVID-19 lockdown accelerated adoption of digital payments and shares have ascended 160% since we purchased the name in the second quarter. We believe the proliferation of smaller e-commerce businesses and continued progress from its existing customers will propel the company’s growth going forward. eCloudvalley Digital Technology Co., Ltd. is the leading Amazon Web Services Cloud Managed Services Provider for the Greater China region. Its shares tumbled during the fourth quarter on concerns over slower revenue growth and the withdrawal of its application to be listed on the main Taipei exchange but still managed to return 93% for the year. We believe the sentiment was overblown, as the volatility in reported revenue growth was due to lower revenues from its lower margin Chinese business and did not impact the company’s profitability. Rounding out the top three is Taiwan’s leading e-commerce player momo.com, Inc. The stock gained 229% as they benefited from the continued growth of online shopping in Taiwan. Taiwan’s COVID-19 outbreak in May also helped its underlying business. momo.com is also looking to expand cooperation with international brands, broaden product variety, and add warehousing facilities.

Leading Korean fried chicken franchise Kyochon F&B Co., Ltd. posted solid results throughout the year. However, its share price retreated (15)% as concerns over the omicron variant mounted. Offering a brighter spot was K Car Co., Ltd., Korea’s largest platform service for used car sales. A key part of K Car’s business operation is their K Car Data Driven Management System, which not only powers its online car buying system, but also allows the company to make better purchasing, pricing, and market decisions. Since its September IPO, doubts from institutional investors about its growth potential have abated. The online used car market in Korea is growing rapidly, and K Car should continue to increase its market share and narrow that market cap gap with global peers. Its shares climbed 38% since the position was added to the Fund.

Indian financials came under pressure during the fourth quarter. A leading investment banking firm in India, JM Financial, Ltd., reported in-line results but saw its shares decline (15)%. On the brighter side, fellow peer ICICI Securities, Ltd. is one of the largest retail and institutional equities brokerage firms in India. As the country battled a massive resurgence of COVID-19 cases, the mobility restrictions translated into higher trading volumes, which benefited the company and lifted its shares by 68%. Another winner was leading logistics company TCI Express,

25

AMG TimesSquare Emerging Markets Small Cap Fund Portfolio Manager’s Comments (continued)

Ltd.; they reported robust volume growth as business activities normalized. Share price jumped 111% and we trimmed into this price strength.

Regional Performance: Latin America

Our holdings in Latin America detracted from performance. Brazil’s macro headwinds brought widespread weakness, which also impacted our holdings. Losing (38)% was Brazil’s largest medical education company, Afya Ltd. The company reported in-line second quarter results driven by its undergraduate and digital businesses, while continuing education faced tough comps.

With omicron uncertainty, we exited our position in Mexican hotel operator Hoteles City Express SAB de CV, with its shares down (22)% while held during the year.

Regional Performance: EMEA

EMEA was another area of weakness for the Fund. Turkey’s leading e-commerce marketplace

D-MARKET Elektronik Hizmetler ve Ticaret A.S. tumbled (74)%. Soon after its June IPO, the company reported lower-than-expected revenue growth due to continued investment in its business. In subsequent conversations with management, they remained optimistic but then delivered another set of disappointing results. Having lost faith and with rising geopolitical concerns, we made our exit in November 2021.

Conclusion

Looking forward in 2022, this year brings another set of opportunities and risks. Globally, the current wave of COVID-19 cases should ebb though the possibility of future variants may change its status from pandemic to endemic. In addition, the world will grapple with higher inflation—both from materials and labor costs—and a fragile global supply chain may also become an enduring feature of the economic landscape. Expectations of further monetary tightening may create headwinds for the equity markets, especially if new fiscal stimulus measures fail to take shape. However, the investment terrain always shifts, which is why ongoing reevaluations of bottom-up opportunities are critical, and is where we focus our energies. As always, we are available for any questions you might have as we endeavor to protect the assets you have entrusted with us.

The views expressed represent the opinions of TimesSquare Capital Management, LLC and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

26

AMG TimesSquare Emerging Markets Small Cap Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare Emerging Markets Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG TimesSquare Emerging Markets Small Cap Fund’s Class I shares on December 14, 2016 (inception date), to a $10,000 investment made in the MSCI Emerging Markets Small Cap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare Emerging Markets Small Cap Fund and the MSCI Emerging Markets Small Cap Index for the same time periods ended December 31, 2021.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG TimesSquare Emerging Markets Small Cap Fund[2], 3, 4, 5, 6, 7, 8, 9, 10
Class N	9.10%	—	9.68%	02/24/17
Class I	9.50%	11.68%	11.67%	12/14/16
Class Z	9.51%	11.66%	11.66%	12/14/16
MSCI Emerging Markets Small Cap Index[11]	18.75%	11.47%	11.23%	12/14/16	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2021. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[4]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[5]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[6]  The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[7]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[8]  Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[9]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[10]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[11]  MSCI Emerging Markets Small Cap Index includes small cap representation across 24 Emerging Markets countries. The small cap segment tends to capture more local economic and sector characteristics relative to larger Emerging Markets

27

AMG TimesSquare Emerging Markets Small Cap Fund Portfolio Manager’s Comments (continued)

capitalization segments. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI Emerging Markets Small Cap Index is unmanaged, is not available for investment, and does not incur expenses.	All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein.	Copying or redistributing the MSCI data is strictly prohibited. Not FDIC insured, nor bank guaranteed. May lose value.

28

AMG TimesSquare Emerging Markets Small Cap Fund Fund Snapshots (unaudited)
December 31, 2021

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Information Technology	29.8

Consumer Discretionary	22.6

Financials	9.5

Communication Services	9.0

Industrials	7.9

Health Care	7.7

Consumer Staples	5.2

Materials	4.1

Real Estate	2.5

Energy	2.3

Short-Term Investments	1.2

Other Assets Less Liabilities	(1.8)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Cowintech Co., Ltd. (South Korea)	2.5

AEON Motor Co., Ltd. (Taiwan)	2.4

Koreacenter Co., Ltd. (South Korea)	2.2

Kyochon F&B Co., Ltd. (South Korea)	2.2

Dian Diagnostics Group Co., Ltd., Class A (China)	2.0

Chinasoft International, Ltd. (China)	2.0

KINX, Inc. (South Korea)	2.0

Green World FinTech Service Co., Ltd. (Taiwan)	1.9

Nippon Life India Asset Management, Ltd. (India)	1.9

Venustech Group, Inc., Class A (China)	1.9

Top Ten as a Group	21.0

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

29

AMG TimesSquare Emerging Markets Small Cap Fund Schedule of Portfolio Investments December 31, 2021

	Shares	Value

Common Stocks - 99.8%

Communication Services - 9.0%

Kingsoft Corp., Ltd. (China)	18,300	$80,490

KINX, Inc. (South Korea)	3,800	159,385

Link Net Tbk PT (Indonesia)	426,400	119,652

Megacable Holdings SAB de CV (Mexico)	32,600	111,435

Railtel Corp. of India, Ltd. (India)	96,900	151,835

Sarana Menara Nusantara Tbk PT (Indonesia)	1,196,000	94,309

Total Communication Services		717,106

Consumer Discretionary - 22.6%

Ace Hardware Indonesia Tbk PT (Indonesia)	941,000	84,429

AEON Motor Co., Ltd. (Taiwan)	102,200	187,019

Afya, Ltd., Class A (Brazil)*,1	8,600	135,106

Despegar.com Corp. (Argentina)*	9,800	95,942

Dixon Technologies India, Ltd. (India)	800	59,169

Fu Shou Yuan International Group, Ltd. (China)	167,000	131,243

JUMBO SA (Greece)	6,000	86,071

K Car Co., Ltd. (South Korea)	3,500	100,400

Koreacenter Co., Ltd. (South Korea)*	31,400	175,777

Kyochon F&B Co., Ltd. (South Korea)	12,400	172,794

momo.com, Inc. (Taiwan)	10	585

Nayuki Holdings, Ltd. (China)*	103,400	113,663

OPAP, S.A. (Greece)	7,400	104,810

Tam Jai International Co., Ltd. (Hong Kong)*	266,300	114,067

Varroc Engineering, Ltd. (India)*,2	28,500	127,211

YesAsia Holdings, Ltd. (Hong Kong)	563,000	108,303

Total Consumer Discretionary		1,796,589

Consumer Staples - 4.4%

Bajaj Consumer Care, Ltd. (India)	36,900	97,973

Delfi, Ltd. (Singapore)	173,300	98,378

Puregold Price Club, Inc. (Philippines)	94,800	73,063

Yihai International Holding, Ltd. (China)	17,800	82,310

Total Consumer Staples		351,724

Energy - 2.3%

Aegis Logistics, Ltd. (India)	36,600	108,613

AKR Corporindo Tbk PT (Indonesia)	260,400	75,060

Total Energy		183,673

Financials - 9.5%

Bangkok Commercial Asset Management PCL (Thailand)	170,600	110,822

BSE, Ltd. (India)	3,200	82,376

ICICI Securities, Ltd. (India)[2]	7,400	78,628

JM Financial, Ltd. (India)	123,000	122,698

	Shares	Value

Nippon Life India Asset Management, Ltd. (India)[2]	32,200	$152,067

Patria Investments, Ltd., Class A (Cayman Islands)	7,600	123,120

Transaction Capital, Ltd. (South Africa)	31,200	88,167

Total Financials		757,878

Health Care - 7.7%

Blau Farmaceutica, S.A. (Brazil)	16,700	109,135

Dian Diagnostics Group Co., Ltd., Class A (China)	30,600	161,170

Ray Co., Ltd. (South Korea)*	5,400	128,526

Selvita, S.A. (Poland)*	5,000	101,571

Shanghai Kindly Medical Instruments Co., Ltd., Class H (China)	36,200	106,745

Total Health Care		607,147

Industrials - 7.9%

Bizlink Holding, Inc. (United States)	16,000	150,580

Cowintech Co., Ltd. (South Korea)	7,519	196,535

Grupo Rotoplas SAB de CV (Mexico)	77,405	106,871

IndiaMart InterMesh, Ltd. (India)[2]	1,100	95,601

KEI Industries, Ltd. (India)	2,700	42,287

TCI Express, Ltd. (India)	1,200	35,669

Total Industrials		627,543

Information Technology - 29.8%

Accton Technology Corp. (Taiwan)	16,000	149,923

Brogent Technologies, Inc. (Taiwan)*	23,000	102,014

Chinasoft International, Ltd. (China)	122,900	160,268

Chroma ATE, Inc. (Taiwan)	19,000	137,021

Cyient, Ltd. (India)	5,600	76,972

Douzone Bizon Co., Ltd. (South Korea)	1,500	91,998

eCloudvalley Digital Technology Co., Ltd. (Taiwan)	10,751	102,227

Elite Material Co., Ltd. (Taiwan)	14,200	142,309

Green World FinTech Service Co., Ltd. (Taiwan)	3,055	152,932

Hyundai Ezwel Co., Ltd. (South Korea)	16,200	145,568

Koh Young Technology, Inc. (South Korea)	6,900	137,436

LiveChat Software, S.A. (Poland)	3,300	95,663

Locaweb Servicos de Internet, S.A. (Brazil)*,2	35,000	82,693

Opera, Ltd., ADR (Norway)*	13,100	92,486

Tong Hsing Electronic Industries, Ltd. (Taiwan)	8,200	87,807

TOTVS, S.A. (Brazil)	20,659	106,225

Venustech Group, Inc., Class A (China)	33,900	151,863

Webcash Corp. (South Korea)	6,300	141,538

WinWay Technology Co., Ltd. (Taiwan)	6,100	95,288

Yeahka, Ltd. (China)*,1	36,300	120,361

Total Information Technology		2,372,592

The accompanying notes are an integral part of these financial statements.

30

AMG TimesSquare Emerging Markets Small Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Materials - 4.1%

Egypt Kuwait Holding Co., S.A.E. (Egypt)*	62,340	$77,975

EPL, Ltd. (India)	51,100	141,888

Hansol Chemical Co., Ltd. (South Korea)	400	102,753

Total Materials		322,616

Real Estate - 2.5%

A-Living Smart City Services Co., Ltd. (China)[2]	49,700	84,907

Corp. Inmobiliaria Vesta SAB de CV (Mexico)	57,500	115,250

Total Real Estate		200,157

Total Common Stocks (Cost $7,721,824)		7,937,025
Participation Notes - 0.8%

Consumer Staples - 0.8%

Masan Group Corp., 11/21/22 (JP Morgan) (Vietnam)	8,700	65,279

Total Participation Notes (Cost $21,593)		65,279

	Principal Amount	Value
Short-Term Investments - 1.2%

Joint Repurchase Agreements - 1.2%[3]

Bank of America Securities, Inc., dated 12/31/21, due 01/03/22, 0.050% total to be received $96,078 (collateralized by various U.S. Treasuries, 0.000% - 0.875%, 07/15/27 - 11/15/45, totaling $98,000)	$96,078	$96,078

Total Short-Term Investments (Cost $96,078)		96,078

Total Investments - 101.8% (Cost $7,839,495)		8,098,382

Other Assets, less Liabilities - (1.8)%		(142,340)

Net Assets - 100.0%		$7,956,042

*	Non-income producing security.

[1]

Some of these securities, amounting to $189,000 or 2.4% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of these securities amounted to $621,107 or 7.8% of net assets.

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

ADR American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

31

AMG TimesSquare Emerging Markets Small Cap Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2[1]	Level 3	Total

Investments in Securities

Common Stocks

Information Technology	$529,999	$1,842,593	—	$2,372,592

Consumer Discretionary	639,889	1,156,700	—	1,796,589

Financials	322,109	435,769	—	757,878

Communication Services	111,435	605,671	—	717,106

Industrials	106,871	520,672	—	627,543

Health Care	109,135	498,012	—	607,147

Consumer Staples	171,441	180,283	—	351,724

Materials	77,975	244,641	—	322,616

Real Estate	115,250	84,907	—	200,157

Energy	—	183,673	—	183,673

Participation Notes†	—	65,279	—	65,279

Short-Term Investments

Joint Repurchase Agreements	—	96,078	—	96,078

Total Investment in Securities	$2,184,104	$5,914,278	—	$8,098,382

+

All participation notes held in the Fund are Level 2 securities. For a detailed breakout of participation notes by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2021, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at December 31, 2021, was as follows:

Country	% of Long-Term Investments

Argentina	1.2

Brazil	5.4

Cayman Islands	1.5

China	14.9

Egypt	1.0

Greece	2.4

Hong Kong	2.8

India	17.1

Indonesia	4.7

Mexico	4.2

Norway	1.1

Country	% of Long-Term Investments

Philippines	0.9

Poland	2.5

Singapore	1.2

South Africa	1.1

South Korea	19.4

Taiwan	14.5

Thailand	1.4

United States	1.9

Vietnam	0.8

100.0

The accompanying notes are an integral part of these financial statements.

32

AMG TimesSquare Global Small Cap Fund Portfolio Manager’s Comments (unaudited)

Year in Review

For the year ended December 31, 2021, AMG TimesSquare Global Small Cap Fund (the “Fund”) Class N shares returned 11.08%, while its benchmark, the MSCI World Small Cap Index, returned 15.75%.

2021 began with the expectation that vaccinations would reduce COVID-19’s grip on the economy and our collective psyche. For a time, we progressed along that course and looked forward to a return to normal by the summer. However, varying levels of vaccinations, changing mandates, and the late-year emergence of new COVID variants created a sense of “dèjà vu all over again” by the close of the year. More consistent in 2021 was the steady increase of global inflation for consumers and producers, typically coupled with ongoing supply chain woes. Despite that, global equity markets posted double-digit gains for the year, led by the U.S. with 26%, followed by developed non-U.S. at 11%, though emerging markets dipped by (3)%.

In the U.S., the pace of economic growth remained well in the expansionary range. Meanwhile, monetary policy tightened—the U.S. Federal Reserve (Fed) announced plans to taper its $120 billion monthly purchases of bonds and later increased the pace of those reductions, which could end completely as soon as March 2022. Europe was supported by continued economic growth, though that was tempered by supply disruptions and pockets of pause in the reopening progress. In Japan, the market faltered on Prime Minister Suga’s exit and as the newly formed Kishida government failed to lift the market’s expectations of economic reforms. In China, concerns related to recent regulatory actions dragged on growth across several economic sectors. Contrary to the tightening of monetary policy by many central banks around the world, the People’s Bank of China (“PBOC”) announced more supportive measures amid a slowing economy.

The Fund underperformed the MSCI World Small Cap Index in 2021. Holdings in the Americas outperformed while relative weakness was seen in other regions.

Regional Performance: Europe

The Fund’s European holdings underperformed the regional benchmark. Relative strength in Denmark, Finland, and Italy was offset by relative weakness in Norway and France.

The Nordic region offered mixed results. Added to the Fund in the first quarter, Norway-based Pexip Holding A.S.A is an online meeting platform that offers video conferencing and digital infrastructure with a focus on large enterprise customers. Its shares were negatively impacted by lower-than-expected third quarter results and the market had concerns on whether Pexip could reach its 2024 targets. New sales representatives, hired over a year ago, have also ramped slower than expected toward high productivity targets. In light of the hiccups in their path to profitability, we exited the name, which declined (65)% for the period that it was held. In neighboring Finland, Valmet OYJ is a process technology provider supplying entire production lines to the pulp and paper industry. Its order book remains strong and the pricing environment healthy; supply chain and transport issues are also easing. As of note, the Finnish Financial Supervisory Authority’s final approval of Valmet’s merger with Neles Corporation, a global valve company with strong exposure to the pulp and paper industry, boosted shares by 30% since they were added to the Fund in February.

Leading the gains in the U.K, was wealth manager St. James’s Place PLC with its 54% gain. Its results were consistently strong for the year, boding well for coming quarters. More of its assets are starting to generate fee earnings. We took some profits into the share price strength. New to the Fund this year was Future PLC, a specialty content publisher transitioning from print to online platforms. It owns 220 brands/titles and creates niche interest, high-quality, branded, and expert-led content. The company reported solid first half results driven by ecommerce and digital ads. It announced the acquisition of Marie Claire U.S. to complement its existing Marie Claire U.K. operation. We expect the group to replicate its success in injecting e-commerce into the U.S. publication. Its shares ascended more than 60% since it was added to the Fund in April. Moving in the other direction with a (19)% drop was HomeServe PLC, which offers a range of home emergencies services via subscription-based memberships. In the second quarter the company recognized a one-time CRM (customer relationship management) system write-off driven by the move to a more flexible cloud-based solution. Despite the write-off, the underlying North American Membership and HVAC (heating, ventilation, and air conditioning) business posted strong results as it continues to benefit from service calls to newly minted suburban homeowners.

France-based nursing home operator Orpea SA declined (23)%. The market turned more cautious on the segment given the resurgence of the pandemic throughout the year. There are also worries of the impact of rising interest rates on the company’s real estate assets and balance sheet. Though there is short-term uncertainty, it has navigated the pandemic environment well and fundamentals remain supportive for the future.

Regional Performance: The Americas

The Americas housed some of the Fund’s largest contributors and detractors.

Within communication services, Zynga, Inc. develops, markets, and operates social games as live services on mobile platforms. Its gaming portfolio includes CSR Racing, Empires & Puzzles, FarmVille, Merge Dragons!, Words With Friends, Mafia Wars, Zynga Poker, and Treasure Isle. There were unexpected levels of turnover among customers, in part because business re-openings siphoned time from users for mobile games. Apple’s privacy changes on the mobile gaming and digital advertising industry also posed challenges, though the company managed to report solid results. Its 2022 guidance was unchanged and will hinge on a number of new game launches. Zynga traded down by (35)% (though as of this writing, Zynga announced plans to be acquired by Take-Two Software.) Encompass Health Corp. provides post-acute healthcare services including inpatient rehabilitation, home health, and hospice care. Its shares fell (20)% as revenues and earnings each fell shy of projections. Light admissions in the home health and hospice segment were the main source of weakness. Their workforce was constrained by quarantined employees, fewer new hires, and intense competition for contract labor. Encompass announced that its year-long strategic review will result in the partial or full separation of its home health and hospice business into an independent public company via a carve-out or a spinoff, which was announced in January 2022.

The Fund’s top contributor was the contract research organization serving the biopharmaceutical industry, Charles River Laboratories International, Inc. The company benefited from a strong business environment throughout the year. In the fourth quarter, its stock pulled back after management commented on the need for more investments in staffing and capacity, but it still finished the year with a 51% gain. We trimmed our position into the price strength late in the third quarter. Surging 142% was commercial banking services provider Signature Bank. The company continued to see impressive deposit and loan growth, and its crypto currency platform has also been quietly gathering momentum.

We had to exit some of the strong performers as their market capitalizations grew too large for a global small cap portfolio. Case in point is information

33

AMG TimesSquare Global Small Cap Fund Portfolio Manager’s Comments (continued)

technology research advisory firm Gartner, Inc. The company reported earnings beats, with notable accelerations in contract values and a revival of its events operations, and later announced share buybacks. As its market capitalization grew above $25 billion, we exited our position and booked an 87% gain for the time it was held in the Fund during the year.

Regional Performance: Japan

Japan was an area of weakness. Within information technology, Elecom Co., Ltd. is a maker of peripherals for electronic products. Sentiment began to shift in mid-2021 on the re-opening trade as the underlying demand for teleworking decreased. In addition, the continued semiconductor shortage impaired its revenues. We liquidated our position. Shares were down (51)% while they were held in the Fund in the year. MedPeer, Inc. provides a community site exclusively for physicians to link with pharmaceutical companies and is a first mover in Japan’s online health care space. Despite solid execution and firm underlying fundamentals, its shares fell by (60)% due to multiple compression in higher growth names. More positive was Simplex Holdings, Inc., a leading systems developer and business consultant that re-listed in the third quarter after an eight-year hiatus. Emerging originally from the trading systems development team of Salomon Brothers in the late 1990s, Simplex has since developed a broad client base of leading financial services in which it retains ownership of the core intellectual property development. The company reported solid results with a growing backlog of projects, which served to lift its shares by 85%. We trimmed our position on this price strength.

Regional Performance: Developed Asia Pacific Ex Japan

Our holdings in Asia Pacific Ex-Japan delivered lower relative returns. Challenger, Ltd. is a leader in annuity products tied to Australia and Japan’s aging populations. Early in the year the company reduced its fiscal year 2021 guidance to the bottom end of the range. Challenger has been slow to adjust its pricing amid fluctuations in interest rate spreads. Given the string of disappointments, we decided to exit the name and shares corrected (25)% for the period that it was held throughout the year.

Regional Performance: Emerging Markets

Global emerging markets underperformed their developed peers. One of the Fund’s detractors was Turkey’s leading e-commerce marketplace, D-MARKET Elektronik Hizmetler ve Ticaret A.S. In its first earnings results after its IPO, the company reported lower-than-expected revenue growth due to continued investment in its business. In subsequent conversations with management, they remained optimistic but then delivered another set of disappointing results. Having lost faith and with rising geopolitical concerns. we made our exit in November 2021 and the shares had declined by (71)% while we owned them. On a more positive note was Taiwan’s leading e-commerce player

momo.com, Inc. Shares jumped 237% as they benefited from the continued growth of online shopping in Taiwan. Taiwan’s COVID-19 outbreak in May also helped its underlying business. momo.com also looks to expand cooperation with international brands, broaden product variety, and add warehousing facilities.

Conclusion

Looking forward in 2022, this year brings another set of opportunities and risks. Globally, the current wave of COVID-19 cases should ebb, though the possibility of future variants may change its status from pandemic to endemic. In addition, the world will grapple with higher inflation—both from materials and labor costs—and a fragile global supply chain may also become an enduring feature of the economic landscape. Expectations of further monetary tightening may create headwinds for the equity markets, especially if new fiscal stimulus measures fail to take shape. However, the investment terrain always shifts, which is why ongoing reevaluations of bottom-up opportunities is critical, and is where we focus our energies. As always, we are available for any questions you might have as we endeavor to protect the assets you have entrusted with us.

The views expressed represent the opinions of TimesSquare Capital Management, LLC and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

34

AMG TimesSquare Global Small Cap Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare Global Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG TimesSquare Global Small Cap Fund’s Class N shares on May 30, 2018 (inception date), to a $10,000 investment made in the MSCI World Small Cap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare Global Small Cap Fund and the MSCI World Small Cap Index for the same time periods ended December 31, 2021.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
AMG TimesSquare Global Small Cap Fund2, 3, 4, 5, 6, [7,8,9,10]

Class N	11.08%	8.74%	05/30/18

Class I	11.29%	8.99%	05/30/18

Class Z	11.38%	9.01%	05/30/18

MSCI World Small Cap Index[11]	15.75%	10.11%	05/30/18	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2021. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s investment manager has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[4]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[5] The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[6]  The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[7] The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[8]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[9]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[10] Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[11] The MSCI World Small Cap Index captures small cap representation across 23 Developed Markets countries. With over 4,000 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. Please go to

35

AMG TimesSquare Global Small Cap Fund Portfolio Manager’s Comments (continued)

msci.com for most current list of countries represented by the Index. Unlike the Fund, the MSCI World Small Cap Index is unmanaged, is not available for investment, and does not incur expenses.

All MSCI data is provided ‘as is.‘The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein.

Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

36

AMG TimesSquare Global Small Cap Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Industrials	24.7

Information Technology	19.4

Financials	15.6

Consumer Discretionary	12.5

Health Care	11.6

Communication Services	6.8

Consumer Staples	3.2

Materials	2.9

Real Estate	2.1

Energy	0.3

Short-Term Investments	1.7

Other Assets Less Liabilities	(0.8)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Chemed Corp. (United States)	2.0

PJT Partners, Inc., Class A (United States)	1.9

RenaissanceRe Holdings, Ltd. (Bermuda)	1.9

Brunswick Corp. (United States)	1.9

Monolithic Power Systems, Inc. (United States)	1.8

Signature Bank (United States)	1.8

Evercore, Inc., Class A (United States)	1.8

Nice, Ltd., Sponsored ADR (Israel)	1.7

First Advantage Corp. (United States)	1.6

MKS Instruments, Inc. (United States)	1.6

Top Ten as a Group	18.0

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

37

AMG TimesSquare Global Small Cap Fund Schedule of Portfolio Investments December 31, 2021

	Shares	Value

Common Stocks - 99.1%

Communication Services - 6.8%

Auto Trader Group PLC (United Kingdom)[1]	3,300	$33,049

Future PLC (United Kingdom)	800	41,417

Kadokawa Corp. (Japan)	1,600	41,736

Nordic Entertainment Group AB, Class B (Sweden)*	600	31,088

Zynga, Inc., Class A (United States)*	5,700	36,480

Total Communication Services		183,770

Consumer Discretionary - 12.5%

Afya, Ltd., Class A (Brazil)*,2	700	10,997

Brunswick Corp. (United States)	500	50,365

Callaway Golf Co. (United States)*	1,200	32,928

CIE Automotive, S.A. (Spain)	700	21,634

Dalata Hotel Group PLC (Ireland)*	2,000	8,470

Floor & Decor Holdings, Inc., Class A (United States)*	300	39,003

Food & Life Cos., Ltd. (Japan)	500	18,879

Hilton Grand Vacations, Inc. (United States)*	700	36,477

K Car Co., Ltd. (South Korea)	800	22,949

momo.com, Inc. (Taiwan)	190	11,124

National Vision Holdings, Inc. (United States)*,2	800	38,392

Planet Fitness, Inc., Class A (United States)*	300	27,174

Thule Group AB (Sweden)[1]	300	18,118

Total Consumer Discretionary		336,510

Consumer Staples - 3.2%

Kobe Bussan Co., Ltd. (Japan)	600	23,231

Performance Food Group Co. (United States)*	800	36,712

Sugi Holdings Co., Ltd. (Japan)	250	15,147

Yihai International Holding, Ltd. (China)	2,200	10,173

Total Consumer Staples		85,263

Energy - 0.3%

Friedrich Vorwerk Group SE (Germany)*	200	6,503

Financials - 15.6%

doValue S.P.A. (Italy)[1]	700	6,680

Evercore, Inc., Class A (United States)	350	47,548

FinecoBank Banca Fineco S.P.A. (Italy)	1,100	19,264

Focus Financial Partners, Inc., Class A (United States)*	500	29,860

Nordnet AB publ (Sweden)	1,800	34,533

Patria Investments, Ltd., Class A (Cayman Islands)	800	12,960

PJT Partners, Inc., Class A (United States)	700	51,863

RenaissanceRe Holdings, Ltd. (Bermuda)	300	50,799

	Shares	Value

Signature Bank (United States)	150	$48,520

St James’s Place PLC (United Kingdom)	1,800	41,134

Steadfast Group, Ltd. (Australia)	11,400	43,512

Topdanmark AS (Denmark)	600	33,656

Total Financials		420,329

Health Care - 11.6%

ALK-Abello A/S (Denmark)*	50	26,255

Amplifon S.P.A. (Italy)	500	26,904

Blueprint Medicines Corp. (United States)*	300	32,133

Charles River Laboratories International, Inc. (United States)*	100	37,678

Chemed Corp. (United States)	100	52,904

Encompass Health Corp. (United States)	600	39,156

MedPeer, Inc. (Japan)*	400	12,454

Menicon Co., Ltd. (Japan)	600	17,748

Nippon Shinyaku Co., Ltd. (Japan)	300	20,890

Orpea SA (France)	200	20,058

Siegfried Holding AG (Switzerland)	25	24,319

Total Health Care		310,499

Industrials - 24.7%

Arcadis, N.V. (Netherlands)	400	19,270

The AZEK Co., Inc. (United States)*	800	36,992

Befesa, S.A. (Luxembourg)[1]	200	15,347

Booz Allen Hamilton Holding Corp. (United States)	350	29,677

Cargojet, Inc. (Canada)	100	13,168

Electrocomponents PLC (United Kingdom)	1,100	18,039

EMCOR Group, Inc. (United States)	300	38,217

First Advantage Corp. (United States)*	2,300	43,792

Fuji Corp. (Japan)	1,100	24,672

Genuit Group PLC (United Kingdom)	1,900	15,184

Grafton Group PLC (Ireland)	1,600	26,864

HomeServe PLC (United Kingdom)	2,400	28,408

Howden Joinery Group PLC (United Kingdom)	1,600	19,598

Interpump Group S.P.A. (Italy)	200	14,650

IPH, Ltd. (Australia)	3,500	22,348

ITT, Inc. (United States)	200	20,438

KION Group AG (Germany)	366	39,977

Nexans, S.A. (France)	200	19,556

Prosegur Cia de Seguridad, S.A. (Spain)	6,200	16,262

Regal Rexnord Corp. (United States)	250	42,545

Rotork PLC (United Kingdom)	6,300	30,661

RWS Holdings PLC (United Kingdom)	2,400	21,115

The accompanying notes are an integral part of these financial statements.

38

AMG TimesSquare Global Small Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Industrials - 24.7% (continued)

Valmet OYJ (Finland)	1,000	$42,876

WillScot Mobile Mini Holdings Corp. (United States)*	800	32,672

Zurn Water Solutions Corp. (United States)	900	32,760

Total Industrials		665,088

Information Technology - 19.4%

Accton Technology Corp. (Taiwan)	1,700	15,929

BE Semiconductor Industries, N.V. (Netherlands)	300	25,504

Chinasoft International, Ltd. (China)	7,800	10,172

Copperleaf Technologies, Inc. (Canada)*	400	7,542

CyberArk Software, Ltd. (Israel)*	250	43,320

Fortnox AB (Sweden)	600	38,637

Horiba, Ltd. (Japan)	300	17,641

Jack Henry & Associates, Inc. (United States)	200	33,398

Keywords Studios PLC (Ireland)	600	23,893

Littelfuse, Inc. (United States)	50	15,734

MACOM Technology Solutions Holdings, Inc. (United States)*	400	31,320

MKS Instruments, Inc. (United States)	250	43,542

Monolithic Power Systems, Inc. (United States)	100	49,333

Nice, Ltd., Sponsored ADR (Israel)*	150	45,540

Pushpay Holdings, Ltd. (New Zealand)*	9,000	8,120

Simplex Holdings, Inc. (Japan)*	900	22,209

Spirent Communications PLC (United Kingdom)	7,000	26,411

Systena Corp. (Japan)	2,800	10,449

TOTVS, S.A. (Brazil)	4,383	22,537

Tri Chemical Laboratories, Inc. (Japan)	700	22,187

Yeahka, Ltd. (China)*,2	2,700	8,952

Total Information Technology		522,370

Materials - 2.9%

Asahi Holdings, Inc. (Japan)	900	16,076

	Shares	Value

Huhtamaki Oyj (Finland)	700	$30,962

Toyo Gosei Co., Ltd. (Japan)	100	13,583

Verallia, S.A. (France)[1]	500	17,617

Total Materials		78,238

Real Estate - 2.1%

Katitas Co., Ltd. (Japan)	700	26,943

Kennedy-Wilson Holdings, Inc. (United States)	1,200	28,656

Total Real Estate		55,599

Total Common Stocks

(Cost $2,156,818)		2,664,169

	Principal Amount

Short-Term Investments - 1.7%

Joint Repurchase Agreements - 0.2%[3]

HSBC Securities USA, Inc., dated 12/31/21, due 01/03/22, 0.040% total to be received $7,087 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 05/15/23 - 08/15/47, totaling $7,229)	$7,087	7,087

	Shares

Other Investment Companies - 1.5%

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%[4]	39,534	39,534

Total Short-Term Investments (Cost $46,621)		46,621

Total Investments - 100.8% (Cost $2,203,439)		2,710,790

Other Assets, less Liabilities - (0.8)%		(22,346)

Net Assets - 100.0%		$2,688,444

*	Non-income producing security.
[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of these securities amounted to $90,811 or 3.4% of net assets.

[2]

Some of these securities, amounting to $52,499 or 2.0% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[4]	Yield shown represents the December 31, 2021, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

39

AMG TimesSquare Global Small Cap Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2[1]	Level 3	Total

Investments in Securities

Common Stocks

Industrials	$339,784	$325,304	—	$665,088

Information Technology	316,159	206,211	—	522,370

Financials	241,550	178,779	—	420,329

Consumer Discretionary	266,755	69,755	—	336,510

Health Care	188,126	122,373	—	310,499

Communication Services	36,480	147,290	—	183,770

Consumer Staples	36,712	48,551	—	85,263

Materials	—	78,238	—	78,238

Real Estate	28,656	26,943	—	55,599

Energy	6,503	—	—	6,503

Short-Term Investments

Joint Repurchase Agreements	—	7,087	—	7,087

Other Investment Companies	39,534	—	—	39,534

Total Investment in Securities	$1,500,259	$1,210,531	—	$2,710,790

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2021, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at December 31, 2021, was as follows:

Country	% of Long-Term Investments

Australia	2.5

Bermuda	1.9

Brazil	1.3

Canada	0.8

Cayman Islands	0.5

China	1.1

Denmark	2.3

Finland	2.8

France	2.1

Germany	1.7

Ireland	2.2

Israel	3.3

Italy	2.5

Country	% of Long-Term Investments

Japan	11.4

Luxembourg	0.6

Netherlands	1.7

New Zealand	0.3

South Korea	0.9

Spain	1.4

Sweden	4.6

Switzerland	0.9

Taiwan	1.0

United Kingdom	10.3

United States	41.9

100.0

The accompanying notes are an integral part of these financial statements.

40

Statement of Assets and Liabilities December 31, 2021

	AMG TimesSquare Small Cap Growth Fund	AMG TimesSquare Mid Cap Growth Fund	AMG TimesSquare International Small Cap Fund	AMG TimesSquare Emerging Markets Small Cap Fund	AMG TimesSquare Global Small Cap Fund

Assets:

Investments at value[1] (including securities on loan valued at $36,607,216, $0, $6,343,082, $189,000, and $52,499, respectively)	$433,768,046	$1,778,636,456	$1,027,206,364	$8,098,382	$2,710,790

Cash	—	92,484	—	—	108

Foreign currency[2]	—	—	13,505,880	104,547	38,342

Receivable for investments sold	639,269	331,953	3,774,712	—	4,149

Dividend and interest receivables	82,985	610,283	1,624,820	7,949	2,375

Securities lending income receivable	46,441	—	7,126	664	53

Receivable for Fund shares sold	98,265	366,192	1,141,043	—	—

Receivable from affiliate	—	—	—	3,831	2,003

Prepaid expenses and other assets	12,430	13,759	59,689	1,302	520

Total assets	434,647,436	1,780,051,127	1,047,319,634	8,216,675	2,758,340

Liabilities:

Payable upon return of securities loaned	20,368,939	—	6,306,257	96,078	7,087

Payable for investments purchased	492,883	—	7,056,511	11,766	9,519

Payable for Fund shares repurchased	1,398,329	943,317	701,568	—	—

Payable for foreign capital gains tax	—	—	—	21,266	—

Due to custodian	—	—	—	50,825	—

Accrued expenses:

Investment advisory and management fees	277,353	1,178,321	643,062	6,360	1,557

Administrative fees	52,000	223,732	128,613	1,004	334

Distribution fees	—	—	—	11	14

Shareholder service fees	15,909	107,872	55,553	10	—

Other	116,929	301,829	338,560	73,313	51,385

Total liabilities	22,722,342	2,755,071	15,230,124	260,633	69,896

Net Assets	$411,925,094	$1,777,296,056	$1,032,089,510	$7,956,042	$2,688,444

[1] Investments at cost	$337,464,762	$1,151,368,920	$872,874,050	$7,839,495	$2,203,439

[2] Foreign currency at cost	—	—	$13,398,954	$103,758	$38,481

The accompanying notes are an integral part of these financial statements.

41

Statement of Assets and Liabilities (continued)

	AMG TimesSquare Small Cap Growth Fund	AMG TimesSquare Mid Cap Growth Fund	AMG TimesSquare International Small Cap Fund	AMG TimesSquare Emerging Markets Small Cap Fund	AMG TimesSquare Global Small Cap Fund

Net Assets Represent:

Paid-in capital	$302,432,035	$1,125,238,773	$949,677,075	$7,837,362	$2,220,026

Total distributable earnings	109,493,059	652,057,283	82,412,435	118,680	468,418
Net Assets	$411,925,094	$1,777,296,056	$1,032,089,510	$7,956,042	$2,688,444

Class N:

Net Assets	$86,941,318	$535,289,336	$21,201,680	$49,156	$69,428

Shares outstanding	6,169,602	31,051,285	1,146,896	4,672	5,556

Net asset value, offering and redemption price per share	$14.09	$17.24	$18.49	$10.52	$12.50

Class I:

Net Assets	$12,379,591	$431,796,532	$614,652,133	$433,778	$40,869
Shares outstanding	827,527	23,579,886	33,185,292	41,077	3,258

Net asset value, offering and redemption price per share	$14.96	$18.31	$18.52	$10.56	$12.54

Class Z:

Net Assets	$312,604,185	$810,210,188	$396,235,697	$7,473,108	$2,578,147

Shares outstanding	20,804,367	44,045,408	21,382,731	708,150	205,491

Net asset value, offering and redemption price per share	$15.03	$18.39	$18.53	$10.55	$12.55

The accompanying notes are an integral part of these financial statements.

42

Statement of Operations For the fiscal year ended December 31, 2021

	AMG TimesSquare Small Cap Growth Fund	AMG TimesSquare Mid Cap Growth Fund	AMG TimesSquare International Small Cap Fund	AMG TimesSquare Emerging Markets Small Cap Fund	AMG TimesSquare Global Small Cap Fund

Investment Income:

Dividend income	$385,665	$13,541,353 [1]	$19,264,129	$134,122	$32,617 [2]

Interest income	93	—	301	—	—

Securities lending income	546,043	184,101	667,895	4,830	1,574

Foreign withholding tax	—	(44,888)	(1,710,189)	(17,312)	(2,610)

Total investment income	931,801	13,680,566	18,222,136	121,640	31,581

Expenses:

Investment advisory and management fees	3,549,069	15,206,582	8,120,409	77,075	17,664

Administrative fees	673,874	2,887,326	1,624,082	12,170	3,785

Distribution fees - Class N	—	—	—	148	169

Shareholder servicing fees - Class N	221,691	1,114,158	69,085	89	—

Shareholder servicing fees - Class I	9,833	242,352	649,197	15	—

Professional fees	61,233	88,295	79,020	47,643	40,185

Custodian fees	57,064	165,515	276,148	61,207	31,540

Registration fees	39,013	75,177	91,371	4,663	3,911

Trustee fees and expenses	31,039	129,299	73,283	564	172

Transfer agent fees	13,833	59,990	48,974	871	470

Reports to shareholders	6,101	111,809	101,814	3,926	1,894

Interest expense	27	128	407	—	—

Miscellaneous	11,158	59,568	33,139	4,973	2,163

Repayment of prior reimbursements	9,606	—	—	—	—

Total expenses before offsets	4,683,541	20,140,199	11,166,929	213,344	101,953

Expense reimbursements	(4,404)	—	—	(108,894)	(76,549)

Expense reductions	(75,818)	(161,894)	—	—	—

Net expenses	4,603,319	19,978,305	11,166,929	104,450	25,404

Net investment income (loss)	(3,671,518)	(6,297,739)	7,055,207	17,190	6,177

Net Realized and Unrealized Gain:

Net realized gain on investments	79,059,615	497,360,722 [3]	139,032,382	1,927,529	310,984

Net realized loss on foreign currency transactions	—	—	(1,414,580)	(9,848)	(5,069)

Net change in unrealized appreciation/depreciation on investments	(46,101,944)	(202,912,685)	(128,818,372)	(1,260,333)	(55,264)

Net change in unrealized appreciation/depreciation on foreign currency translations	—	—	(34,922)	8,676	(323)
Net realized and unrealized gain	32,957,671	294,448,037	8,764,508	666,024	250,328

Net increase in net assets resulting from operations	$29,286,153	$288,150,298	$15,819,715	$683,214	$256,505

[1]	Includes non-recurring dividends of $5,531,700.
[2]	Includes non-recurring dividends of $3,916.
[3]	Includes realized gains of $48,002,717 relating to redemptions in-kind. See note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

43

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG TimesSquare Small Cap Growth Fund		AMG TimesSquare Mid Cap Growth Fund		AMG TimesSquare International Small Cap Fund
	2021	2020	2021	2020	2021	2020

Increase in Net Assets Resulting From Operations:

Net investment income (loss)	$(3,671,518)	$(2,635,495)	$(6,297,739)	$(6,505,668)	$7,055,207	$3,290,328

Net realized gain (loss) on investments	79,059,615	103,888,995	497,360,722	425,100,120	137,617,802	(38,519,843)

Net change in unrealized appreciation/depreciation on investments	(46,101,944)	15,244,685	(202,912,685)	121,000,209	(128,853,294)	144,045,247

Net increase in net assets resulting from operations	29,286,153	116,498,185	288,150,298	539,594,661	15,819,715	108,815,732
Distributions to Shareholders:

Class N	(16,889,951)	(14,186,731)	(129,769,564)	(101,447,820)	(202,193)	—

Class I	(2,245,753)	(1,430,225)	(99,774,515)	(82,109,733)	(7,082,703)	(174,954)

Class Z	(58,061,717)	(37,842,742)	(188,751,022)	(140,525,298)	(4,959,152)	(411,538)

Total distributions to shareholders	(77,197,421)	(53,459,698)	(418,295,101)	(324,082,851)	(12,244,048)	(586,492)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	14,500,368	(102,684,467)	(129,788,867)	(63,463,055)	(44,353,251)	(166,022,077)

Total increase (decrease) in net assets	(33,410,900)	(39,645,980)	(259,933,670)	152,048,755	(40,777,584)	(57,792,837)
Net Assets:

Beginning of year	445,335,994	484,981,974	2,037,229,726	1,885,180,971	1,072,867,094	1,130,659,931

End of year	$411,925,094	$445,335,994	$1,777,296,056	$2,037,229,726	$1,032,089,510	$1,072,867,094

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

44

Statements of Changes in Net Assets (continued) For the fiscal years ended December 31,

	AMG TimesSquare Emerging Markets Small Cap Fund		AMG TimesSquare Global Small Cap Fund
	2021	2020	2021	2020

Increase in Net Assets Resulting From Operations:

Net investment income	$17,190	$90,312	$6,177	$1,234

Net realized gain (loss) on investments	1,917,681	639,702	305,915	(70,226)

Net change in unrealized appreciation/depreciation on investments	(1,251,657)	619,794	(55,587)	283,848

Net increase in net assets resulting from operations	683,214	1,349,808	256,505	214,856

Distributions to Shareholders:

Class N	(14,953)	(4)	(4,448)	—

Class I	(127,065)	(1,290)	(2,692)	—

Class Z	(2,197,218)	(22,085)	(169,825)	—

Total distributions to shareholders	(2,339,236)	(23,379)	(176,965)	—

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	2,407,027	56,507	323,693	(39,132)

Total increase in net assets	751,005	1,382,936	403,233	175,724

Net Assets:

Beginning of year	7,205,037	5,822,101	2,285,211	2,109,487

Endofyear	$7,956,042	$7,205,037	$2,688,444	$2,285,211

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

45

AMG TimesSquare Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2021	2020	2019	2018	2017[1]

Net Asset Value, Beginning of Year	$16.45	$13.96	$12.21	$16.90	$15.52

Income (loss) from Investment Operations:

Net investment loss[2,3]	(0.17)	(0.11)[4]	(0.09)	(0.10)	(0.08)[5]

Net realized and unrealized gain (loss) on investments	1.18	4.92	3.47	(0.70)	3.32

Total income (loss) from investment operations	1.01	4.81	3.38	(0.80)	3.24

Less Distributions to Shareholders from:

Net realized gain on investments	(3.37)	(2.32)	(1.63)	(3.89)	(1.86)

Net Asset Value, End of Year	$14.09	$16.45	$13.96	$12.21	$16.90

Total Return[3,6]	6.72%	34.96%	27.98%	(4.38)%	20.87%

Ratio of net expenses to average net assets[7]	1.17%[8]	1.16%	1.17%	1.09%	1.23%

Ratio of gross expenses to average net assets[9]	1.19%[8]	1.20%	1.19%	1.10%	1.24%

Ratio of net investment loss to average net assets[3]	(0.97)%	(0.79)%	(0.63)%	(0.55)%	(0.48)%

Portfolio turnover	65%	71%	62%	63%	58%

Net assets end of year (000’s) omitted	$86,941	$112,740	$105,862	$99,996	$318,627

46

AMG TimesSquare Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,				For the fiscal period ended December 31,
Class I	2021	2020	2019	2018	2017[10]

Net Asset Value, Beginning of Period	$17.25	$14.53	$12.64	$17.32	$16.52
Income (loss) from Investment Operations:

Net investment loss[2,3]	(0.15)	(0.10)[4]	(0.07)	(0.09)	(0.05)[5]

Net realized and unrealized gain (loss) on investments	1.23	5.14	3.59	(0.70)	2.71
Total income (loss) from investment operations	1.08	5.04	3.52	(0.79)	2.66
Less Distributions to Shareholders from:

Net realized gain on investments	(3.37)	(2.32)	(1.63)	(3.89)	(1.86)
Net Asset Value, End of Period	$14.96	$17.25	$14.53	$12.64	$17.32
Total Return[3,6]	6.81%	35.19%	28.13%	(4.21)%	16.11%[11]

Ratio of net expenses to average net assets[12]	1.05%[8]	1.03%	1.01%	1.00%	1.10%[13]

Ratio of gross expenses to average net assets[9]	1.07%[8]	1.07%	1.03%	1.01%	1.11%[13]

Ratio of net investment loss to average net assets[3]	(0.85)%	(0.66)%	(0.47)%	(0.46)%	(0.35)%[13]

Portfolio turnover	65%	71%	62%	63%	58%

Net assets end of period (000’s) omitted	$12,380	$12,062	$11,333	$174,914	$2,065

47

AMG TimesSquare Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2021	2020	2019	2018	2017[1]

Net Asset Value, Beginning of Year	$17.30	$14.55	$12.65	$17.33	$15.84

Income (loss) from Investment Operations:

Net investment loss[2,3]	(0.14)	(0.09)[4]	(0.07)	(0.08)	(0.05)[5]

Net realized and unrealized gain (loss) on investments	1.24	5.16	3.60	(0.71)	3.40

Total income (loss) from investment operations	1.10	5.07	3.53	(0.79)	3.35

Less Distributions to Shareholders from:

Net realized gain on investments	(3.37)	(2.32)	(1.63)	(3.89)	(1.86)

Net Asset Value, End of Year	$15.03	$17.30	$14.55	$12.65	$17.33

Total Return[3,6]	6.91%	35.35%	28.19%	(4.21)%	21.14%

Ratio of net expenses to average net assets[7]	0.97%[8]	0.96%	0.97%	0.96%	1.03%

Ratio of gross expenses to average net assets[9]	0.99%[8]	1.00%	0.99%	0.97%	1.04%

Ratio of net investment loss to average net assets[3]	(0.77)%	(0.59)%	(0.43)%	(0.42)%	(0.28)%

Portfolio turnover	65%	71%	62%	63%	58%

Net assets end of year (000’s) omitted	$312,604	$320,535	$367,787	$601,789	$866,289

[1]	Effective February 27, 2017, the Class I and Class S were renamed Class Z and Class N, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment loss would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.12), $(0.10), and $(0.09) for Class N, Class I and Class Z, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.12), $(0.09), and $(0.09) for Class N, Class I and Class Z, respectively.
[6]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[7]

Includes reduction from broker recapture amounting to 0.02% for the fiscal year ended December 31, 2021,0.03% for the fiscal year ended December 31, 2020,0.02% for the fiscal year ended 2019 and 0.01% for each fiscal year ended 2018 and 2017.

[8]	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to less than 0.01%.
[9]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[10]	Commencement of operations was on February 27, 2017.
[11]	Not annualized.
[12]

Includes reduction from broker recapture amounting to 0.02% for the fiscal year ended December 31, 2021,0.03% for the fiscal year ended December 31, 2020,0.02% for the fiscal year ended 2019,0.01% for the fiscal year ended 2018 and 0.01% for the fiscal period ended 2017.

[13]	Annualized.

48

AMG TimesSquare Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2021	2020	2019	2018	2017[1]

Net Asset Value, Beginning of Year	$19.66	$17.69	$15.00	$18.40	$17.26

Income (loss) from Investment Operations:

Net investment loss[2,3]	(0.10)[4]	(0.09)[5]	(0.07)	(0.08)	(0.12)[6]

Net realized and unrealized gain (loss) on investments	3.11	5.84	5.62	(0.78)	3.98

Total income (loss) from investment operations	3.01	5.75	5.55	(0.86)	3.86

Less Distributions to Shareholders from:

Net realized gain on investments	(5.43)	(3.78)	(2.86)	(2.54)	(2.72)

Net Asset Value, End of Year	$17.24	$19.66	$17.69	$15.00	$18.40

Total Return[3,7]	15.92%	33.03%	37.15%	(4.55)%	22.40%

Ratio of net expenses to average net assets[8]	1.17%	1.17%	1.17%	1.17%	1.23%

Ratio of gross expenses to average net assets[9]	1.18%	1.18%	1.18%	1.18%	1.24%

Ratio of net investment loss to average net assets[3]	(0.46)%	(0.48)%	(0.38)%	(0.39)%	(0.66)%

Portfolio turnover	53%	74%	65%	59%	54%

Net assets end of year (000’s) omitted	$535,289	$613,501	$518,267	$375,505	$519,337

49

AMG TimesSquare Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,				For the fiscal period ended December 31,
Class I	2021	2020	2019	2018	2017[10]

Net Asset Value, Beginning of Period	$20.58	$18.35	$15.46	$18.86	$18.73

Income (loss) from Investment Operations:

Net investment loss[2,3]	(0.07)[4]	(0.07)[5]	(0.05)	(0.05)	(0.09)[6]

Net realized and unrealized gain (loss) on investments	3.25	6.08	5.80	(0.81)	2.94

Total income (loss) from investment operations	3.18	6.01	5.75	(0.86)	2.85

Less Distributions to Shareholders from:

Net investment income	(0.02)	—	—	—	—

Net realized gain on investments	(5.43)	(3.78)	(2.86)	(2.54)	(2.72)

Total distributions to shareholders	(5.45)	(3.78)	(2.86)	(2.54)	(2.72)

Net Asset Value, End of Period	$18.31	$20.58	$18.35	$15.46	$18.86

Total Return[3,7]	16.04%	33.27%	37.33%	(4.45)%	15.24%[11]

Ratio of net expenses to average net assets[12]	1.02%	1.04%	1.07%	1.02%	1.08%[13]

Ratio of gross expenses to average net assets[9]	1.03%	1.05%	1.08%	1.03%	1.09%[13]

Ratio of net investment loss to average net assets[3]	(0.31)%	(0.35)%	(0.28)%	(0.24)%	(0.52)%[13]

Portfolio turnover	53%	74%	65%	59%	54%

Net assets end of period (000’s) omitted	$431,797	$526,800	$472,524	$353,282	$397,061

50

AMG TimesSquare Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2021	2020	2019	2018	2017[1]

Net Asset Value, Beginning of Year	$20.65	$18.39	$15.48	$18.87	$17.61

Income (loss) from Investment Operations:

Net investment loss[2,3]	(0.06)[4]	(0.05)[5]	(0.03)	(0.04)	(0.09)[6]

Net realized and unrealized gain (loss) on investments	3.27	6.09	5.80	(0.81)	4.07

Total income (loss) from investment operations	3.21	6.04	5.77	(0.85)	3.98

Less Distributions to Shareholders from:

Net investment income	(0.04)	—	—	—	—

Net realized gain on investments	(5.43)	(3.78)	(2.86)	(2.54)	(2.72)

Total distributions to shareholders	(5.47)	(3.78)	(2.86)	(2.54)	(2.72)

Net Asset Value, End of Year	$18.39	$20.65	$18.39	$15.48	$18.87

Total Return[3,7]	16.10%	33.36%	37.41%	(4.39)%	22.63%

Ratio of net expenses to average net assets[8]	0.97%	0.97%	0.97%	0.97%	1.03%

Ratio of gross expenses to average net assets[9]	0.98%	0.98%	0.98%	0.98%	1.04%

Ratio of net investment loss to average net assets[3]	(0.26)%	(0.28)%	(0.18)%	(0.19)%	(0.46)%

Portfolio turnover	53%	74%	65%	59%	54%

Net assets end of year (000’s) omitted	$810,210	$896,929	$894,390	$948,380	$1,171,466

[1]	Effective February 27, 2017, the Class I and Class S were renamed Class Z and Class N, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment loss would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.16), $(0.13) and $(0.12) for Class N, Class I and Class Z, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.11), $(0.08) and $(0.07) for Class N, Class I and Class Z, respectively.
[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.14), $(0.11) and $(0.11) for Class N, Class I and Class Z, respectively.
[7]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[8]	Includes reduction from broker recapture amounting to 0.01% for each fiscal year ended 2021, 2020, 2019, 2018 and 2017.
[9]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[10]	Commencement of operations was on February 27, 2017.
[11]	Not annualized.
[12]	Includes reduction from broker recapture amounting to 0.01% for each fiscal year ended 2021, 2020, 2019 and 2018 and 0.01% for the fiscal period ended 2017.
[13]	Annualized.

51

AMG TimesSquare International Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2021	2020	2019	2018	2017[1]

Net Asset Value, Beginning of Year	$18.44	$16.24	$12.72	$16.99	$12.35

Income (loss) from Investment Operations:

Net investment income[2,3]	0.09	0.02	0.21 [4]	0.18	0.08 [5]

Net realized and unrealized gain (loss) on investments	0.14	2.18	3.55	(4.35)	4.69

Total income (loss) from investment operations	0.23	2.20	3.76	(4.17)	4.77

Less Distributions to Shareholders from:

Net investment income	(0.18)	—	(0.24)	(0.10)	(0.06)

Net realized gain on investments	—	—	—	—	(0.07)

Total distributions to shareholders	(0.18)	—	(0.24)	(0.10)	(0.13)

Net Asset Value, End of Year	$18.49	$18.44	$16.24	$12.72	$16.99

Total Return[3,6]	1.25%	13.55%	29.56%	(24.54)%	38.63%

Ratio of net expenses to average net assets	1.22%	1.23%	1.23%	1.23%	1.29%

Ratio of gross expenses to average net assets[7]	1.22%	1.23%	1.23%	1.23%	1.30%

Ratio of net investment income to average net assets[3]	0.47%	0.17%	1.43%	1.07%	0.53%

Portfolio turnover	73%	57%	40%	46%	48%

Net assets end of year (000’s) omitted	$21,202	$45,389	$70,532	$88,913	$238,935

52

AMG TimesSquare International Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,				For the fiscal period ended December 31,
Class I	2021	2020	2019	2018	2017[8]

Net Asset Value, Beginning of Period	$18.49	$16.26	$12.74	$17.08	$13.18

Income (loss) from Investment Operations:

Net investment income[2,3]	0.12	0.05	0.24 [4]	0.20	0.11 [5]

Net realized and unrealized gain (loss) on investments	0.13	2.19	3.55	(4.37)	3.94

Total income (loss) from investment operations	0.25	2.24	3.79	(4.17)	4.05

Less Distributions to Shareholders from:

Net investment income	(0.22)	(0.01)	(0.27)	(0.17)	(0.08)

Net realized gain on investments	—	—	—	—	(0.07)

Total distributions to shareholders	(0.22)	(0.01)	(0.27)	(0.17)	(0.15)

Net Asset Value, End of Period	$18.52	$18.49	$16.26	$12.74	$17.08

Total Return[3,6]	1.36%	13.75%	29.78%	(24.42)%	30.72%[9]

Ratio of net expenses to average net assets	1.07%	1.08%	1.06%	1.06%	1.09%[10]

Ratio of gross expenses to average net assets[7]	1.07%	1.08%	1.06%	1.06%	1.10%[10]

Ratio of net investment income to average net assets[3]	0.62%	0.32%	1.60%	1.24%	0.77%[10]

Portfolio turnover	73%	57%	40%	46%	48%

Net assets end of period (000’s) omitted	$614,652	$629,502	$658,599	$538,749	$182,528

53

AMG TimesSquare International Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2021	2020	2019	2018	2017[1]

Net Asset Value, Beginning of Year	$18.50	$16.26	$12.75	$17.08	$12.41

Income (loss) from Investment Operations:

Net investment income[2,3]	0.14	0.06	0.25 [4]	0.21	0.11 [5]

Net realized and unrealized gain (loss) on investments	0.12	2.20	3.55	(4.36)	4.71

Total income (loss) from investment operations	0.26	2.26	3.80	(4.15)	4.82

Less Distributions to Shareholders from:

Net investment income	(0.23)	(0.02)	(0.29)	(0.18)	(0.08)

Net realized gain on investments	—	—	—	—	(0.07)

Total distributions to shareholders	(0.23)	(0.02)	(0.29)	(0.18)	(0.15)

Net Asset Value, End of Year	$18.53	$18.50	$16.26	$12.75	$17.08

Total Return[3,6]	1.47%	13.90%	29.77%	(24.29)%	38.86%

Ratio of net expenses to average net assets	0.97%	0.98%	0.98%	0.98%	1.04%

Ratio of gross expenses to average net assets[7]	0.97%	0.98%	0.98%	0.98%	1.05%

Ratio of net investment income to average net assets[3]	0.72%	0.42%	1.68%	1.32%	0.70%

Portfolio turnover	73%	57%	40%	46%	48%

Net assets end of year (000’s) omitted	$396,236	$397,976	$401,528	$372,085	$252,951

[1]	Effective February 27, 2017, the Class I and Class S were renamed Class Z and Class N, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.16. $0.18 and $0.20 for Class N, Class I and Class Z, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02. $0.05 and $0.05 for Class N, Class I and Class Z, respectively.
[6]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[8]	Commencement of operations was on February 27, 2017.
[9]	Not annualized.
[10]	Annualized.

54

AMG TimesSquare Emerging Markets Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,				For the fiscal Period ended December 31,
Class N	2021	2020	2019	2018	2017[1]

Net Asset Value, Beginning of Period	$13.66	$11.03	$9.49	$12.32	$10.94

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	(0.03)	0.13 [4]	0.03	0.08	0.03

Net realized and unrealized gain (loss) on investments	1.22	2.50	1.53	(2.34)	2.33

Total income (loss) from investment operations	1.19	2.63	1.56	(2.26)	2.36

Less Distributions to Shareholders from:

Net investment income	(0.07)	(0.00)[5]	(0.02)	(0.01)	(0.15)

Net realized gain on investments	(4.26)	—	—	(0.56)	(0.83)

Paid in capital	—	—	(0.00)[5]	—	—

Total distributions to shareholders	(4.33)	(0.00)[5]	(0.02)	(0.57)	(0.98)

Net Asset Value, End of Period	$10.52	$13.66	$11.03	$9.49	$12.32

Total Return[3,6]	9.10%	23.86%	16.49%	(18.30)%	21.72%[7]

Ratio of net expenses to average net assets	1.68%[8]	1.65%	1.67%[9]	1.67%	1.65%[10]

Ratio of gross expenses to average net assets[11]	3.03%	3.66%	4.29%	3.87%	5.02%[10]

Ratio of net investment income (loss) to average net assets[3]	(0.19)%	1.22%	0.31%	0.68%	0.28%[10]

Portfolio turnover	139%	129%	103%	84%	81%

Net assets end of period (000’s) omitted	$49	$43	$39	$31	$43

55

AMG TimesSquare Emerging Markets Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$13.70	$11.05	$9.51	$12.35	$10.05

Income (loss) from Investment Operations:

Net investment income[2,3]	0.03	0.18 [4]	0.07	0.11	0.06

Net realized and unrealized gain (loss) on investments	1.23	2.51	1.53	(2.33)	3.23

Total income (loss) from investment operations	1.26	2.69	1.60	(2.22)	3.29

Less Distributions to Shareholders from:

Net investment income	(0.14)	(0.04)	(0.05)	(0.06)	(0.16)

Net realized gain on investments	(4.26)	—	—	(0.56)	(0.83)

Paid in capital	—	—	(0.01)	—	—

Total distributions to shareholders	(4.40)	(0.04)	(0.06)	(0.62)	(0.99)

Net Asset Value, End of Year	$10.56	$13.70	$11.05	$9.51	$12.35

Total Return[3,6]	9.50%	24.49%	16.83%	(17.90)%	32.85%

Ratio of net expenses to average net assets	1.28%[8]	1.25%	1.27%[9]	1.27%	1.25%

Ratio of gross expenses to average net assets[11]	2.63%	3.26%	3.89%	3.47%	4.59%

Ratio of net investment income to average net assets[3]	0.21%	1.62%	0.71%	1.08%	0.53%

Portfolio turnover	139%	129%	103%	84%	81%

Net assets end of year (000’s) omitted	$434	$396	$310	$273	$13

56

AMG TimesSquare Emerging Markets Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$13.70	$11.05	$9.51	$12.35	$10.05

Income (loss) from Investment Operations:

Net investment income[2,3]	0.03	0.18 [4]	0.07	0.12	0.06

Net realized and unrealized gain (loss) on investments	1.22	2.51	1.53	(2.34)	3.23

Total income (loss) from investment operations	1.25	2.69	1.60	(2.22)	3.29

Less Distributions to Shareholders from:

Net investment income	(0.14)	(0.04)	(0.05)	(0.06)	(0.16)

Net realized gain on investments	(4.26)	—	—	(0.56)	(0.83)

Paid in capital	—	—	(0.01)	—	—

Total distributions to shareholders	(4.40)	(0.04)	(0.06)	(0.62)	(0.99)

Net Asset Value, End of Year	$10.55	$13.70	$11.05	$9.51	$12.35

Total Return[3,6]	9.51%	24.40%	16.83%	(17.90)%	32.85%

Ratio of net expenses to average net assets	1.28%[8]	1.25%	1.27%[9]	1.27%	1.25%

Ratio of gross expenses to average net assets[11]	2.63%	3.26%	3.89%	3.47%	4.59%

Ratio of net investment income to average net assets[3]	0.21%	1.62%	0.71%	1.08%	0.53%

Portfolio turnover	139%	129%	103%	84%	81%

Net assets end of year (000’s) omitted	$7,473	$6,766	$5,473	$5,513	$6,850

[1]	Commencement of operations was on February 27, 2017.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.11. $0.16 and $0.16 for Class N, Class I and Class Z, respectively.
[5]	Less than $(0.005) per share.
[6]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[7]	Not annualized.
[8]	Includes expense totaling 0.03% relating to excise tax expense.
[9]	Includes interest expense totaling 0.02% relating to interfund lending and bank overdrafts.
[10]	Annualized.
[11]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

57

AMG TimesSquare Global Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,			For the fiscal period ended December 31,
Class N	2021	2020	2019	2018[1]

Net Asset Value, Beginning of Period	$12.05	$10.84	$7.95	$10.00

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	0.00 [4,5]	(0.02)	0.04	0.00 [5]

Net realized and unrealized gain (loss) on investments	1.31	1.23	2.95	(2.05)

Total income (loss) from investment operations	1.31	1.21	2.99	(2.05)

Less Distributions to Shareholders from:

Net investment income	—	—	(0.10)	—

Net realized gain on investments	(0.86)	—	—	—

Total distributions to shareholders	(0.86)	—	(0.10)	—

Net Asset Value, End of Period	$12.50	$12.05	$10.84	$7.95

Total Return[3,6]	11.08%	11.16%	37.60%	(20.50)%[7]

Ratio of net expenses to average net assets	1.25%	1.25%	1.27%[8]	1.25%[9]

Ratio of gross expenses to average net assets[10]	4.28%	6.48%	7.45%	11.67%[9,11]

Ratio of net investment income (loss) to average net assets[3]	0.00%[12]	(0.18)%	0.42%	0.07%[9]

Portfolio turnover	59%	42%	80%	22%[7]

Net assets end of period (000’s) omitted	$69	$63	$44	$24

58

AMG TimesSquare Global Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,			For the fiscal period ended December 31,
Class I	2021	2020	2019	2018[1]

Net Asset Value, Beginning of Period	$12.09	$10.85	$7.96	$10.00

Income (loss) from Investment Operations:

Net investment income[2,3]	0.03 [4]	0.01	0.06	0.02

Net realized and unrealized gain (loss) on investments	1.31	1.23	2.96	(2.06)

Total income (loss) from investment operations	1.34	1.24	3.02	(2.04)

Less Distributions to Shareholders from:

Net investment income	(0.03)	—	(0.13)	—

Net realized gain on investments	(0.86)	—	—	—

Total distributions to shareholders	(0.89)	—	(0.13)	—

Net Asset Value, End of Period	$12.54	$12.09	$10.85	$7.96

Total Return[3,6]	11.29%	11.43%	37.96%	(20.40)%[7]

Ratio of net expenses to average net assets	1.00%	1.00%	1.02%[8]	1.00%[9]

Ratio of gross expenses to average net assets[10]	4.03%	6.23%	7.20%	11.42%[9,11]

Ratio of net investment income to average net assets[3]	0.25%	0.07%	0.67%	0.32%[9]

Portfolio turnover	59%	42%	80%	22%[7]

Net assets end of period (000’s) omitted	$41	$37	$33	$24

59

AMG TimesSquare Global Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,			For the fiscal period ended December 31,
Class Z	2021	2020	2019	2018[1]

Net Asset Value, Beginning of Period	$12.09	$10.86	$7.96	$10.00

Income (loss) from Investment Operations:

Net investment income[2,3]	0.03 [4]	0.01	0.06	0.02

Net realized and unrealized gain (loss) on investments	1.32	1.22	2.97	(2.06)

Total income (loss) from investment operations	1.35	1.23	3.03	(2.04)

Less Distributions to Shareholders from:

Net investment income	(0.03)	—	(0.13)	—

Net realized gain on investments	(0.86)	—	—	—

Total distributions to shareholders	(0.89)	—	(0.13)	—

Net Asset Value, End of Period	$12.55	$12.09	$10.86	$7.96

Total Return[3,6]	11.38%	11.33%	38.09%	(20.40)%[7]

Ratio of net expenses to average net assets	1.00%	1.00%	1.02%[8]	1.00%[9]

Ratio of gross expenses to average net assets[10]	4.03%	6.23%	7.20%	11.42%[9,11]

Ratio of net investment income to average net assets[3]	0.25%	0.07%	0.67%	0.32%[9]

Portfolio turnover	59%	42%	80%	22%[7]

Net assets end of period (000’s) omitted	$2,578	$2,186	$2,032	$1,443

[1]	Commencement of operations was on May 31, 2018.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment income/(loss) per share would have been $(0.02), $0.01 and $0.01 for Class N, Class I and Class Z, respectively.
[5]	Less than $0.005 per share.
[6]	The total return is calculated using the published Net Asset Value as of period end.
[7]	Not annualized.
[8]	Includes interest expense on interfund lending and excise tax expense totaling 0.02%.
[9]	Annualized.
[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[11]	Ratio does not reflect the annualization of audit, excise tax and organization expenses.
[12]	Less than 0.005%.

60

Notes to Financial Statements December 31, 2021

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG TimesSquare Small Cap Growth Fund (“Small Cap”), AMG TimesSquare Mid Cap Growth Fund (“Mid Cap”), AMG TimesSquare International Small Cap Fund (“International Small Cap”), AMG TimesSquare Emerging Markets Small Cap Fund (“Emerging Markets Small Cap”) and AMG TimesSquare Global Small Cap Fund (“Global Small Cap”), each a “Fund” and collectively, the “Funds”.

Each Fund offers Class N, Class I and Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the Funds and thus Fund performance.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

For the Funds, equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price. Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the bid price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that a Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

61

Notes to Financial Statements (continued)

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the

Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Small Cap and Mid Cap had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the fiscal year ended December 31, 2021, the impact on the expenses and expense ratios, if any, were as follows: Small Cap - $75,818 or 0.02% and Mid Cap - $161,894 or 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to net operating losses, distributions in excess of earnings, tax equalization utilized and redemptions in kind. Temporary differences are due to mark-to-market on passive foreign investment companies, mark to market of foreign currency, wash sale loss deferrals, and the deferral of qualified late year losses.

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

	Small Cap		Mid Cap		International Small Cap
Distributions paid from:	2021	2020	2021	2020	2021	2020

Ordinary income*	$2,223,579	—	$41,720,839	$11,788,773	$12,244,048	$586,492

Long-term capital gains	74,973,842	$53,459,698	376,574,262	312,294,078	—	—

	$77,197,421	$53,459,698	$418,295,101	$324,082,851	$12,244,048	$586,492

62

Notes to Financial Statements (continued)

	Emerging Markets Small Cap		Global Small Cap

Distributions paid from:	2021	2020	2021	2020

Ordinary income*	$1,417,218	$23,379	$5,747	—

Long-term capital gains	922,018	—	171,218	—

	$2,339,236	$23,379	$176,965	—

* For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2021, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap	Mid Cap	International Small Cap	Emerging Markets Small Cap	Global Small Cap

Capital loss carryforward	—	—	$54,268,987	—	—

Undistributed long-term capital gains	$15,263,743	$42,226,712	—	$101,889	—

Late-year loss deferral	—	1,733,062	996,889	31,902	$27,769

At December 31, 2021, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Appreciation

Small Cap	$339,538,730	$115,174,461	$(20,945,145)	$94,229,316

Mid Cap	1,167,072,823	635,675,804	(24,112,171)	611,563,633

International Small Cap	889,626,391	207,870,292	(70,191,981)	137,678,311

Emerging Markets Small Cap	8,029,203	883,742	(835,049)	48,693

Global Small Cap	2,214,436	600,703	(104,516)	496,187

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2021, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2021, the following Funds had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

Fund	Short-Term	Long-Term	Total

International Small Cap	$54,268,987	—	$54,268,987

As of December 31, 2021, Small Cap, Mid Cap, Emerging Markets Small Cap and Global Small Cap had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended December 31, 2022, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as either short-term and/or long-term.

For the fiscal year ended December 31, 2021, the following Funds utilized capital loss carryovers in the amount of:

Fund	Short-Term	Long-Term

International Small Cap	$38,241,148	$83,583,312
Global Small Cap	74,022	77,527

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. For the fiscal year ended December 31, 2021, Mid Cap transferred securities and cash to certain shareholders in connection with redemptions in-kind transactions in the amount of $96,239,592. For the fiscal year ended December 31, 2020, Small Cap and Mid Cap transferred securities

63

Notes to Financial Statements (continued)

and cash to certain shareholders in connection with redemptions in-kind transactions in the amount of $55,031,433 and $95,449,270, respectively. For the purposes of U.S. GAAP, the transactions were treated as sales of securities and the resulting gain or loss was recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized.

For the fiscal years ended December 31, 2021 and December 31, 2020, the capital stock transactions by class for the Funds were as follows:

	Small Cap				Mid Cap

	December 31, 2021		December 31, 2020		December 31, 2021		December 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	930,439	$15,571,628	932,300	$12,452,477	3,047,700	$63,868,231	9,115,475	$162,122,304

Reinvestment of distributions	1,230,987	16,889,145	889,249	14,165,736	7,682,488	129,603,580	5,288,327	101,324,348

Cost of shares repurchased	(2,843,265)	(48,167,312)	(2,552,868)	(35,672,455)	(10,883,148)	(223,239,974)	(12,504,810)	(234,341,365)

Net increase (decrease)	(681,839)	$(15,706,539)	(731,319)	$(9,054,242)	(152,960)	$(29,768,163)	1,898,992	$29,105,287

Class I:

Proceeds from sale of shares	79,467	$1,373,565	1,032,547	$14,380,169	4,176,242	$93,109,355	2,840,070	$52,527,341

Reinvestment of distributions	154,084	2,245,001	85,693	1,430,225	5,558,491	99,608,163	4,088,964	81,983,738

Cost of shares repurchased	(105,412)	(1,906,387)	(1,198,986)	(15,164,745)	(11,757,412)	(263,905,674)	(7,078,438)	(131,765,381)

Net increase (decrease)	128,139	$1,712,179	(80,746)	$645,649	(2,022,679)	$(71,188,156)	(149,404)	$2,745,698

Class Z:

Proceeds from sale of shares	1,427,078	$24,765,445	4,865,181	$66,148,869	4,442,505	$95,320,322	6,540,814	$122,425,292

Reinvestment of distributions	3,693,532	54,036,383	2,134,074	35,724,402	10,284,038	185,112,679	6,883,868	138,503,425

Cost of shares repurchased	(2,849,416)	(50,307,100)	(13,742,210)	(196,149,145) [1]	(14,118,081)	(309,265,549) [2]	(18,618,705)	(356,242,757)	[3]

Net increase (decrease)	2,271,194	$28,494,728	(6,742,955)	$(94,275,874)	608,462	$(28,832,548)	(5,194,023)	$(95,314,040)

1 Includes redemption in-kind in the amount of $55,031,433.

2 Includes redemption in-kind in the amount of $96,239,592.

3 Includes redemption in-kind in the amount of $95,449,270.

		International Small Cap				Emerging Markets Small Cap
	December 31, 2021		December 31, 2020		December 31, 2021		December 31, 2020
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	134,982	$2,573,892	716,803	$10,362,361	4,935	$78,379	247	$2,000

Reinvestment of distributions	11,270	202,193	—	—	1,336	13,885	—	4

Cost of shares repurchased	(1,460,668)	(27,664,145)	(2,599,344)	(36,081,457)	(4,734)	(71,083)	(662)	(6,476)

Net increase (decrease)	(1,314,416)	$(24,888,060)	(1,882,541)	$(25,719,096)	1,537	$21,181	(415)	$(4,472)

Class I:

Proceeds from sale of shares	10,853,232	$208,442,162	14,959,904	$202,194,415	3,903	$62,945	760	$10,010

Reinvestment of distributions	382,596	6,879,080	9,542	169,659	12,182	127,065	96	1,290

Cost of shares repurchased	(12,100,730)	(230,937,471)	(21,429,597)	(292,725,839)	(3,903)	(61,007)	—	—

Net increase (decrease)	(864,902)	$(15,616,229)	(6,460,151)	$(90,361,765)	12,182	$129,003	856	$11,300

64

Notes to Financial Statements (continued)

	International Small Cap				Emerging Markets Small Cap

	December 31, 2021		December 31, 2020		December 31, 2021		December 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class Z:

Proceeds from sale of shares	2,778,649	$52,217,687	5,068,141	$71,756,305	8,876	$130,100	33,815	$416,719

Reinvestment of distributions	266,202	4,786,311	21,843	388,594	208,460	2,172,152	1,031	13,888

Cost of shares repurchased	(3,176,564)	(60,852,960)	(8,263,110)	(122,086,115)	(3,176)	(45,409)	(36,125)	(380,928)

Net increase (decrease)	(131,713)	$(3,848,962)	(3,173,126)	$(49,941,216)	214,160	$2,256,843	(1,279)	$49,679

	Global Small Cap

	December 31, 2021		December 31, 2020

	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	—	—	1,111	$11,570

Reinvestment of distributions	367	$4,448	—	—

Net increase	367	$4,448	1,111	$11,570

Class I:

Reinvestment of distributions	221	$2,692	—	—

Class Z:

Proceeds from sale of shares	16,217	$212,500	2,276	$19,500

Reinvestment of distributions	13,966	169,825	—	—

Cost of shares repurchased	(5,491)	(65,772)	(8,691)	(70,202)

Net increase (decrease)	24,692	$316,553	(6,415)	$(50,702)

At December 31, 2021, certain shareholders of record individually or collectively held greater than 10% of the net assets of the Funds as follows: Emerging Markets Small Cap — two own 41%; Global Small Cap — four own 84%. Transactions by these shareholders may have a material impact on the Funds.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2021, the market value of Repurchase Agreements outstanding for Small Cap, International Small Cap, Emerging Markets Small Cap and Global Small Cap were $20,368,939, $6,306,257, $96,078 and $7,087, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

65

Notes to Financial Statements (continued)

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by TimesSquare Capital Management, LLC (“TimesSquare”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in TimesSquare.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended December 31.2021, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

Small Cap	0.79%

Mid Cap	0.79%

International Small Cap	0.75%

Emerging Markets Small Cap	0.95%

Global Small Cap	0.70%

The Investment Manager has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Small Cap, Mid Cap, International Small Cap, Emerging Markets Small Cap and Global Small Cap to the annual rate of 0.99%, 1.13%, 1.05%, 1.25% and 1.00%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

At December 31, 2021, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration
Period	Small Cap	Emerging Markets Small Cap	Global Small Cap

Less than 1 year	—	$150,992	$118,313

1-2 years	$36,850	111,885	99,133

2-3 years	4,404	108,894	76,549

Total	$41,254	$371,771	$293,995

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares of Emerging Markets Small Cap and Global Small Cap, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, Emerging Markets Small Cap and Global Small Cap may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Emerging Markets Small Cap and Global Small Cap’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% annually of Emerging Markets Small Cap’s and Global Small Cap’s average daily net assets attributable to the Class N shares.

For each of the Class N shares and Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

66

Notes to Financial Statements (continued)

The impact on the annualized expense ratios for the fiscal year ended December 31, 2021, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

Small Cap

Class N	0.20%	0.20%

Class I	0.10%	0.08%

Mid Cap

Class N	0.20%	0.20%

Class I	0.05%	0.05%

International Small Cap

Class N	0.25%	0.25%

Class I	0.10%	0.10%

Emerging Markets Small Cap

Class N	0.15%	0.15%

Class I	0.15%	0.00%	*

Global Small Cap

Class N	0.15%	—

Class I	0.15%	—

* Less than 0.005%.

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At December 31, 2021, the Funds had no interfund loans outstanding.

The following Funds utilized the interfund loan program during the fiscal year ended December 31, 2021 as follows:

	Average	Number	Interest	Average
Fund	Lent	of Days	Earned	Interest Rate

Small Cap	$1,204,702	3	$93	0.935%

International Small Cap	2,864,478	4	301	0.958%

	Average	Number	Interest	Average
Fund	Borrowed	of Days	Paid	Interest Rate

Small Cap	$1,045,624	1	$27	0.933%

Mid Cap	4,908,405	1	128	0.950%

International Small Cap	5,240,610	3	407	0.944%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2021, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Small Cap	$282,358,528	$346,412,132

Mid Cap	986,957,559	1,450,054,852

International Small Cap	756,752,618	822,846,995

Emerging Markets Small Cap	11,076,478	11,041,213

Global Small Cap	1,598,219	1,418,079

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2021.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

67

Notes to Financial Statements (continued)

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2021, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

Small Cap	$36,607,216	$20,368,939	$17,208,595	$37,577,534

International Small Cap	6,343,082	6,306,257	384,128	6,690,385

Emerging Markets Small Cap	189,000	96,078	101,677	197,755

Global Small Cap	52,499	7,087	47,346	54,433

The following table summarizes the securities received as collateral for securities lending at December 31, 2021:

Fund	Collateral Type	Coupon Range	Maturity Date Range

Small Cap	U.S. Treasury Obligations	0.000%-6.875%	01/31/22-11/15/51

International Small Cap	U.S. Treasury Obligations	0.000%-4.625%	01/31/22-08/15/50

Emerging Markets Small Cap	U.S. Treasury Obligations	0.010%-4.625%	01/31/22-08/15/50

Global Small Cap	U.S. Treasury Obligations	0.010%-4.625%	01/31/22-08/15/50

5. FOREIGN SECURITIES

Certain Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2021:

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Small Cap

Cantor Fitzgerald Securities, Inc.	$4,837,600	—	$4,837,600	$4,837,600	—

Citadel Securities LLC	4,080,323	—	4,080,323	4,080,323	—

HSBC Securities USA, Inc.	119,670	—	119,670	119,670	—

Mirae Asset Securities USA, Inc.	2,266,319	—	2,266,319	2,266,319	—

RBC Dominion Securities, Inc.	4,837,632	—	4,837,632	4,837,632	—

State of Wisconsin Investment Board	4,227,395	—	4,227,395	4,227,395	—

Total	$20,368,939	—	$20,368,939	$20,368,939	—

68

Notes to Financial Statements (continued)

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

International Small Cap

Bank of America Securities, Inc.	$1,497,738	—	$1,497,738	$1,497,738	—

BNP Paribas SA	1,497,738	—	1,497,738	1,497,738	—

Daiwa Capital Markets America	1,497,738	—	1,497,738	1,497,738	—

RBC Dominion Securities, Inc.	1,497,738	—	1,497,738	1,497,738	—

TD Securities LLC	315,305	—	315,305	315,305	—

Total	$6,306,257	—	$6,306,257	$6,306,257	—

Emerging Markets Small Cap

Bank of America Securities, Inc.	$96,078	—	$96,078	$96,078	—

Global Small Cap

HSBC Securities USA, Inc.	$7,087	—	$7,087	$7,087	—

8. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

69

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG TIMESSQUARE SMALL CAP GROWTH FUND, AMG TIMESSQUARE MID CAP GROWTH FUND, AMG TIMESSQUARE INTERNATIONAL SMALL CAP FUND, AMG TIMESSQUARE EMERGING MARKETS SMALL CAP FUND, AND AMG TIMESSQUARE GLOBAL SMALL CAP FUND

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Emerging Markets Small Cap Fund, and AMG TimesSquare Global Small Cap Fund (five of the funds constituting AMG Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

70

Other Information (unaudited)

TAX INFORMATION

AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Emerging Markets Small Cap Fund and AMG TimesSquare Global Small Cap Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2021 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the following Funds elect to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, each Fund hereby makes the following designations regarding its taxable period ended December 31, 2021:

AMG TimesSquare International Small Cap Fund

▶The total amount of taxes paid and income sourced from foreign countries was $1,327,297 and $19,295,999, respectively.

AMG TimesSquare Emerging Markets Small Cap Fund

▶The total amount of taxes paid and income sourced from foreign countries was $94,662 and $134,070, respectively.

AMG TimesSquare Global Small Cap Fund

▶The total amount of taxes paid and income sourced from foreign countries was $2,106 and $25,343, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Emerging Markets Small Cap Fund and AMG TimesSquare Global Small Cap Fund each hereby designates $79,252,948, $440,884,574, $0, $922,018 and $171,218, respectively, as a capital gain distribution with respect to the taxable period ended December 31, 2021, or, if subsequently determined to be different, the net capital gains of such period.

71

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 680 Washington Blvd., Suite 500, Stamford, CT. 06901.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 42 Funds in Fund Complex	Bruce B. Bingham, 73 Partner, Hamilton Partners (real estate development firm) (1987-Current); Director of The Yacktman Funds (2 portfolios) (2000-2012).

• Trustee since 2013 • Oversees 46 Funds in Fund Complex

Kurt A. Keilhacker, 58

Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016); Board Member, 6wind SA (2002-2019).

• Trustee since 2000 • Oversees 42 Funds in Fund Complex

Steven J. Paggioli, 71

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Director, The Wadsworth Group; Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC and First Fund Distributors, INC. (1990-2001).

• Independent Chairman • Trustee since 2000 • Oversees 46 Funds in Fund Complex

Eric Rakowski, 63

Professor of Law, University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Director of Harding, Loevner Funds, Inc. (10 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

• Trustee since 2013 • Oversees 46 Funds in Fund Complex

Victoria L. Sassine, 56

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson of the Board of Directors of Business Management Associates (2018 to 2019).

• Trustee since 2004 • Oversees 42 Funds in Fund Complex

Thomas R. Schneeweis, 74

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Co-Founder and Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Co-Owner, Yes Wealth Management (2018-Present); Director, CAIA Foundation (2010-2019); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC (formerly Schneeweis Partners, LLC) (2001-2013).

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011 • Oversees 46 Funds in Fund Complex

Christine C. Carsman, 69

Affiliated Managers Group, Inc. (2004-Present): Senior Policy Advisor (2019-Present), Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel (2017-2018), Senior Vice President and Deputy General Counsel (2011-2016), Senior Vice President and Chief Regulatory Counsel (2007-2011), Vice President and Chief Regulatory Counsel (2004-2007); Chair of the Board of Directors, AMG Funds plc (2015-2018); Director, AMG Funds plc (2010-2018); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Director Emeritus of Harding, Loevner Funds, Inc. (0 Portfolios) (2021- Present); Director of Harding, Loevner Funds, Inc. (9 portfolios) (2017-2020).

72

AMG Funds Trustees and Officers (continued)

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2021 • Oversees 46 Funds in Fund Complex

Garret W. Weston, 40

Affiliated Managers Group, Inc. (2008-Present): Managing Director, Co-Head of Affiliate Engagement (2021-Present), Senior Vice President, Affiliate Development (2016-2021), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2012-2015), Senior Associate, New Investments (2008-2012); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 63

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 56

Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates,

LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 55

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 51

Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer and Sarbanes-Oxley Code of Ethics since 2019

Patrick J. Spellman, 47

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 36

Vice President, Senior Counsel, AMG Funds LLC (2021-Present); Vice President, Counsel, AMG Funds LLC (2019-2021); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 44

Director, Legal and Compliance, AMG Funds LLC (2020-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014).

73

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

TimesSquare Capital Management, LLC

7 Times Square

42nd Floor

New York, NY 10036

CUSTODIAN

The Bank of New York Mellon Mutual Funds Custody 6023 Airport Road Oriskany, NY 13424

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Funds’ proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Funds’ website at amgfunds.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com |

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Beutel Goodman International Equity

Beutel, Goodman & Company Ltd.

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap

AMG GW&K Small/Mid Cap Growth

AMG GW&K Emerging Markets Equity

AMG GW&K EmergingWealth Equity

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road International Value Equity

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

amgfunds.com |	123121 AR012

ANNUAL REPORT

AMG Funds

December 31, 2021

AMG GW&K Small Cap Core Fund

Class N: GWETX I Class I: GWEIX I Class Z: GWEZX

AMG GW&K Small Cap Value Fund

Class N: SKSEX I Class I: SKSIX I Class Z: SKSZX

AMG GW&K Small/Mid Cap Fund

Class N: GWGVX I Class I: GWGIX I Class Z: GWGZX

AMG GW&K Global Allocation Fund

Class N: MBEAX I Class I: MBESX I Class Z: MBEYX

amgfunds.com |	123121	AR089

AMG Funds Annual Report — December 31, 2021

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG GW&K Small Cap Core Fund	4

AMG GW&K Small Cap Value Fund	10

AMG GW&K Small/Mid Cap Fund	16

AMG GW&K Global Allocation Fund	22

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	32

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	34

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	35

Detail of changes in assets for the past two fiscal years

Financial Highlights	37

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	49

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	59

OTHER INFORMATION	60

TRUSTEES AND OFFICERS	61

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The fiscal year ended December 31,2021, was marked by the continued extraordinary recovery amid an unprecedented global effort to stop the COVID-19 pandemic. Equities rallied to new record highs amid better-than-expected corporate earnings, colossal fiscal and monetary stimulus programs, and an improving economic backdrop. Since the market bottom on March 23,2020, the S&P 500® Index has gained over 119%. Businesses and consumers contended with disrupted supply chains and rising prices on a wide range of goods such as lumber and gasoline, and outbreaks of coronavirus variants kept the world on edge. Volatility increased in September as investors grew more concerned about rising inflation and more hawkish global central bank policies, but equities were resilient and finished the fiscal year with a strong rally.

The S&P 500® gained 28.71% during the year and all sectors produced double-digit returns, but there was very wide dispersion in performance. Energy and real estate led the market with returns of 54.72% and 46.20%, respectively. On the other hand, utilities and consumer staples lagged with returns of 17.63% and 18.63%, respectively. Growth stocks edged out Value stocks as the Russell 1000® Growth Index returned 27.60% compared to the 25.16% return for the Russell 1000® Value Index. Small cap stocks underperformed as the Russell 2000® Index returned 14.82%. Within small caps, the Value-Growth disparity was much more pronounced as the Russell 2000® Value Index returned 28.27% compared to 2.83% for the Russell 2000® Growth Index. Outside the U.S., foreign developed markets lagged their U.S. counterparts with an 11.26% return for the MSCIEAFE Index. A major regulatory crackdown in China shook investor confidence in Chinese equities and caused emerging markets to underperform with a (2.54)% return for the MSCI Emerging Markets Index.

Interest rates lifted off from near-historic lows as the vaccine rollout initiated a return to normalcy and the economic outlook improved. The 10-year Treasury yield rose 59 basis points to 1.52% and ended the year slightly shy of its post-pandemic high. The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, lost (1.54)% over the period. While risk appetite was strong, rising rates still hurt returns for investment-grade corporate bonds, which lost (1.04)% during the year. The global search for yield helped high-yield bonds outperform the investment-grade market with a 5.28% return as measured by the return of the Bloomberg U.S. Corporate High Yield Bond Index. Municipal bonds benefited from a strong technical backdrop, which drove a 1.52% return for the Bloomberg Municipal Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2021*

Stocks:		1 Year	3 Years	5 Years

Large Cap	(S&P 500® Index)	28.71%	26.07%	18.47%

Small Cap	(Russell 2000® Index)	14.82%	20.02%	12.02%

International	(MSCI ACWI ex USA)	7.82%	13.18%	9.61%
Bonds:

Investment Grade	(Bloomberg U.S. Aggregate Bond Index)	(1.54)%	4.79%	3.57%

High Yield	(Bloomberg U.S. Corporate High Yield Bond Index)	5.28%	8.83%	6.30%

Tax-exempt	(Bloomberg Municipal Bond Index)	1.52%	4.73%	4.17%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	0.09%	1.23%	1.31%

*Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2021	Expense Ratio for the Period	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Expenses Paid During the Period*

AMG GW&K Small Cap Core Fund

Based on Actual Fund Return

Class N	1.30%	$1,000	$1,037	$6.68

Class I	0.95%	$1,000	$1,039	$4.88

Class Z	0.90%	$1,000	$1,040	$4.63

Based on Hypothetical 5% Annual Return

Class N	1.30%	$1,000	$1,019	$6.61

Class I	0.95%	$1,000	$1,020	$4.84

Class Z	0.90%	$1,000	$1,021	$4.58

AMG GW&K Small Cap Value Fund

Based on Actual Fund Return

Class N	1.15%	$1,000	$1,083	$6.04

Class I	0.95%	$1,000	$1,084	$4.99

Class Z	0.90%	$1,000	$1,085	$4.73

Based on Hypothetical 5% Annual Return

Class N	1.15%	$1,000	$1,019	$5.85

Class I	0.95%	$1,000	$1,020	$4.84

Class Z	0.90%	$1,000	$1,021	$4.58

AMG GW&K Small/Mid Cap Fund
Based on Actual Fund Return

Class N	1.07%	$1,000	$1,088	$5.63

Class I	0.87%	$1,000	$1,089	$4.58

Class Z	0.82%	$1,000	$1,089	$4.32
Based on Hypothetical 5% Annual Return

Class N	1.07%	$1,000	$1,020	$5.45

Class I	0.87%	$1,000	$1,021	$4.43

Class Z	0.82%	$1,000	$1,021	$4.18

Six Months Ended December 31, 2021	Expense Ratio for the Period	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Expenses Paid During the Period*

AMG GW&K Global Allocation Fund
Based on Actual Fund Return

Class N	1.06%	$1,000	$990	$5.32

Class I	0.91%	$1,000	$991	$4.57

Class Z	0.81%	$1,000	$992	$4.07
Based on Hypothetical 5% Annual Return

Class N	1.06%	$1,000	$1,020	$5.40

Class I	0.91%	$1,000	$1,021	$4.63

Class Z	0.81%	$1,000	$1,021	$4.13

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG GW&K Small Cap Core Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2021, AMG GW&K Small Cap Core Fund (the “Fund”) Class N shares returned 21.01%, compared to the Russell 2000® Index (the “Russell 2000”), which returned 14.82%.

After taking a punch from the new omicron variant in late November, the equity markets had to search far and wide for a reason to enjoy a Santa rally. After a slightly more hawkish U.S Federal Reserve (the “Fed”) meeting and with Biden’s Build Back Better program bounced into 2022, it seemed maybe the 2021 calendar would run out before the magical rally arrived. However, just as omicron became dominant in the U.S., case counts began to drop sharply in South Africa where it first gained prominence. This was the promise of a brighter future that investors needed, and the broader indexes responded with a move higher to end the month and the year. The S&P 500® Index finished up 28.7% for the year, easily trouncing its small cap counterpart as the Russell 2000 reported gains of 14.8% for the year. And this was after U.S. small caps got off to a roaring start in 2021, essentially doubling the S&P’s return of 6.2% with a jump of 12.7% in the first quarter.

In fact, the Russell 2000 spent most of the remaining months of the year below levels it hit in mid-March. Thinking back to the early days of 2021, we started the year talking about speculative excesses, meme stocks, and capital markets digesting huge monetary and fiscal support. In our first quarter note, you may recall we mentioned Signal Advance, Inc., the stock misidentified as an Elon Musk investment target. This stock went from $0.59 to over $30 in January. The year ended with capital market records in IPO and M&A activity. Yet, according to The Wall Street Journal, more than two-thirds of these IPOs were trading below their offering prices as the year concluded. Not coincidently, Signal Advance closed the year at $0.28. So 2021 did turn out to be a year of digestion after all, including a good amount of indigestion for the most speculative areas of the market.

One area that had more speculation than most was health care, the sector that finished ahead of the Russell 2000 in each of the previous four years and more than doubled the return of the Russell 2000 in 2020. Due to this past overindulgence, as well as the wall of earlier stage new issues that have begun to populate the sector, the Russell 2000 health care constituents returned (17)% in 2021. Meanwhile, most other sectors delivered excellent returns, led by energy, real estate, and financials. These areas benefited from good earnings support,some cyclical momentum, and attractive valuations compared to health care.

The Fund outperformed its benchmark for the fiscal year. As speculation subsided, investors focused more on earnings, valuation, and other measurements favoring higher quality stocks where the Fund has much higher exposure relative to the Russell 2000. To see how this played out beyond the collapse of Signal Advance and the speculative parts of health care, witness the generally challenged results of most IPOs or the performance of the ARK Fund complex, whose flagship ETF, ARKK, was down (23.6)% in 2021. Within the benchmark, factor analysis makes it clear that lower-quality stocks underperformed. Non-earners finished off down (0.9)% for the year, meaningfully below the benchmark overall. Results were similarly terrible for negative equity stocks and the lowest Return on Equity (ROE) quintile group. While factor categories like market cap, beta, and leverage were more mixed,the results among the non-earning groups were the starkest we have seen in some time. Of the six factors that we monitor, the Fund’s allocation toward higher-quality stocks benefited performance. Results were even more rewarding in factors related directly to earnings and returns.

While this environment aided our relative performance, outstanding stock selection played a big role as well. The health care, information technology, and consumer discretionary sectors were top contributors to returns, Industrials was the lone detrimental sector, with three holdings lagging meaningfully (U.S. Ecology, Inc., Ritchie Bros. Auctioneers, Inc., and Primoris Services Corp.). We remain holders of each currently and expect the headwinds of 2021 to abate somewhat in the coming year with competitive advantages for each firm intact. Relative performance in the sector was also impacted by outsized strength from unowned Avis Budget Group, which rose 456% as it enjoyed a turn at meme stock glory. On the positive side, health care aided performance as the terrible performance in biotechnology was a weight on the benchmark and benefited the Fund due to our low exposure to the group. Meanwhile, Medpace Holdings, Inc., and Syneos Health, Inc., were both up over 50% on excellent earnings and continued strength in backlog. CryoPort, Inc., Atricure, Inc., Progyny. Inc., and Supernus Pharmaceuticals, Inc., were other strong contributors. In the information technology sector, Endava PLC was the largest driver with the stock up over 100% during the year. Other contributors included our overweight position in semiconductors (where all three holdings were up more than 40%) and strong individual stock performance from Novanta, Inc., The Descartes Systems Group, Inc., and Rapid7, Inc., as each rose more than 30%. The consumer discretionary sector outperformed thanks to two stocks that jumped over 150%: Skyline Champion Corp., and Boot Barn Holdings, Inc. Each company produced dynamic earnings growth relative to our bullish expectations last January. Finally, the materials and energy sectors both contributed positively, but less dramatically, to relative returns.

As we enter 2022, there are two important turning points in the U.S. occurring nearly simultaneously. First, between plentiful vaccines and the cresting wave of the omicron variant, it is possible we will begin to consider a more fully reopened economy before the first quarter is over. Second, the Fed appears to not be asleep at the wheel, but instead is on the path to slowing accommodation. With these two important turning points coalescing, it might be time to admit that the potential range of outcomes over the next year is wider than usual. Evercore ISI’s Ed Hyman points out that we have the federal funds rate at zero and inflation at a 40-year high. Both of these are likely to normalize this year, but implications and spillover effects could be numerous.

The most likely outcome, in our view, is continued surprisingly good growth, driven by higher incomes (employment and wages improving) and a consumer that is in excellent shape to spend and will have increasing reasons to spend (reopening). This should be a particularly good environment for U.S. small caps. On the flip side, there are hundreds of risks that could make this forecast humorous in its naivety looking back in the years ahead. The first would be COVID-related in the form of another variant or additional unforeseen pandemic challenges. China seems like a wildcard here in particular, given the different policy path it has taken with the virus. The second would be interest rates, with the Fed getting too aggressive against inflation or markets panicking that interest rates will rise meaningfully. A fear of higher rates could strangle the equity markets if investors worry higher rates will knock out some of the supports for a stronger recovery. The third group relates to a global political issue such as Russia/Ukraine, China/Taiwan, or even excessive divisiveness in the U.S. We acknowledge there are

4

AMG GW&K Small Cap Core Fund Portfolio Manager’s Comments (continued)

fiscal holes we are digging as a country that impact our longer-term growth prospects, as debt climbs and political will appears to be faltering.

After the U.S. small cap market in a holding pattern for the past nine months while earnings estimates have continued to increase, we are optimistic about the asset class entering 2022. Our best answer to this uncertainty is to build a diversified portfolio made up of a broad collection of reasonably valued stocks representing strong companies run by skilled and committed managers who can adapt to changing circumstances. Thinking through the many risks is a productive exercise, as long as it doesn’t keep one from moving forward.

The views expressed represent theo pinions of GW&K Investment Management, LLC and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

5

AMG GW&K Small Cap Core Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small Cap Core Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Small Cap Core Fund’s Class N shares on December 31, 2011, to a $10,000 investment made in the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small Cap Core Fund and the Russell 2000® Index for the same time periods ended December 31, 2021.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Small Cap Core Fund[2,3,4,5,6]

Class N	21.01%	13.99%	13.74%	9.21%	12/10/96
Class I	21.38%	14.38%	14.18%	14.99%	07/27/09
Class Z	21.48%	—	—	13.73%	02/24/17

Russell 2000® Index[7]	14.82%	12.02%	13.23%	8.99%	12/10/96†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31,2021. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[4]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[5]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[6]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[7]

The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

6

AMG GW&K Small Cap Core Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN

% of Net Assets
Sector

Health Care	20.2

Consumer Discretionary	15.8

Information Technology	15.7

Financials	15.0

Industrials	14.7

Materials	5.0

Real Estate	4.7

Consumer Staples	3.0

Energy	2.7

Utilities	2.2

Short-Term Investments	0.3

Other Assets Less Liabilities	0.7

TOP TEN HOLDINGS Security Name	% of Net Assets

Skyline Champion Corp.	2.5

Avient Corp.	2.1

MACOM Technology Solutions Holdings, Inc.	2.0

STAG Industrial, Inc.	2.0

Texas Roadhouse, Inc.	1.9

Syneos Health, Inc.	1.9

Helios Technologies, Inc.	1.8

UFP Industries, Inc.	1.8

Rapid7, Inc.	1.8

Medpace Holdings, Inc.	1.7

Top Ten as a Group	19.5

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

AMG GW&K Small Cap Core Fund Schedule of Portfolio Investments December 31, 2021

	Shares	Value
Common Stocks - 99.0%

Consumer Discretionary -15.8%

Boot Barn Holdings, Inc.*	96,633	$11,890,691

Churchill Downs, Inc.	43,714	10,530,703

Chuy’s Holdings, Inc.*,[1]	113,435	3,416,662

Five Below, Inc.*	30,155	6,238,768

Grand Canyon Education, Inc.*	97,114	8,323,641

Helen of Troy, Ltd.*	25,692	6,280,923

Lithia Motors, Inc., Class A	26,608	7,901,246

Ollie’s Bargain Outlet Holdings, Inc.*,[1]	85,097	4,356,115

Oxford Industries, Inc.	68,577	6,961,937

Patrick Industries, Inc.[1]	134,905	10,885,484

Revolve Group, Inc.*	70,916	3,974,133

Skyline Champion Corp.*	241,208	19,050,608

Texas Roadhouse, Inc.	157,997	14,105,972

Wolverine World Wide, Inc.	190,530	5,489,169

Total Consumer Discretionary		119,406,052

Consumer Staples - 3.0%

Central Garden & Pet Co., Class A*	209,632	10,030,891

Performance Food Group Co.*	275,347	12,635,674

Total Consumer Staples		22,666,565

Energy - 2.7%

Magnolia Oil & Gas Corp., Class A	626,057	11,813,695

Matador Resources Co.	234,930	8,673,616

Total Energy		20,487,311

Financials -15.0%

Ameris Bancorp	228,089	11,331,461

AMERISAFE, Inc.	101,190	5,447,058

Cathay General Bancorp	223,235	9,596,873

Cohen & Steers, Inc.	110,274	10,201,448

Glacier Bancorp, Inc.	199,316	11,301,217

Horace Mann Educators Corp.	193,896	7,503,775

Houlihan Lokey, Inc.	109,537	11,339,270

Independent Bank Corp.[1]	61,549	5,018,090

OceanFirst Financial Corp.	339,374	7,534,103

Open Lending Corp., Class A*	109,042	2,451,264

Pacific Premier Bancorp, Inc.	252,523	10,108,496

Seacoast Banking Corp. of Florida	314,066	11,114,796

Stifel Financial Corp.	148,541	10,460,257

Total Financials		113,408,108

Health Care - 20.2%

AtriCure, Inc.*	139,804	9,720,572

Castle Biosciences, Inc.*	88,620	3,799,139

	Shares	Value

ChemoCentryx, Inc.*	103,004	$3,750,376

Covetrus, Inc.*	314,609	6,282,742

CryoLife, Inc.*	255,292	5,195,192

CryoPort, Inc.*,[1]	138,786	8,211,968

Globus Medical, Inc., Class A*	161,524	11,662,033

Halozyme Therapeutics, Inc.*	289,785	11,652,255

HealthEquity, Inc.*	144,210	6,379,850

ICU Medical, Inc.*	20,261	4,808,746

Integra LifeSciences Holdings Corp.*	128,811	8,629,049

Intra-Cellular Therapies, Inc.*,[1]	53,000	2,774,020

LHC Group, Inc.*	59,220	8,126,761

Medpace Holdings, Inc.*	59,871	13,030,324

Phreesia, Inc.*	267,631	11,149,507

Progyny, Inc.*	160,795	8,096,028

Supernus Pharmaceuticals, Inc.*	321,541	9,376,136

Syneos Health, Inc.*	136,903	14,057,200

Veracyte, Inc.*	145,547	5,996,536

Total Health Care		152,698,434

Industrials - 14.7%

Alamo Group, Inc.	64,545	9,499,733

Allegiant Travel Co.*	39,396	7,368,628

Heartland Express, Inc.	166,903	2,807,309

Helios Technologies, Inc.	131,472	13,826,910

ICF International, Inc.	86,813	8,902,673

Primoris Services Corp.	307,941	7,384,425

RBC Bearings, Inc.*	57,688	11,651,245

Ritchie Bros. Auctioneers, Inc. (Canada)[1]	154,345	9,447,458

The Shyft Group, Inc.	160,088	7,865,123

SPX Corp.*	175,268	10,459,994

Terex Corp.	112,688	4,952,638

UFP Industries, Inc.	146,948	13,520,686

US Ecology, Inc.*	118,376	3,780,929

Total Industrials		111,467,751

Information Technology - 15.7%

Azenta, Inc.	97,564	10,059,824

Cerence, Inc.*,[1]	94,191	7,218,798

The Descartes Systems Group, Inc. (Canada)*	122,519	10,129,871

Endava PLC, ADR (United Kingdom)*	74,044	12,433,469

MACOM Technology Solutions Holdings, Inc.*	197,933	15,498,154

Novanta, Inc.*	71,265	12,566,157

Paycor HCM, Inc.*,[1]	221,137	6,370,957

Paylocity Holding Corp.*	39,732	9,383,109

Rapid7, Inc.*[1]	113,511	13,359,110

The accompanying notes are an integral part of these financial statements.

9

8

AMG GW&K Small/Mid Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology -15.7%

(continued)

Silicon Laboratories, Inc.*	55,201	$11,394,590

Viavi Solutions, Inc.*	595,605	10,494,560

Total Information Technology		118,908,599

Materials - 5.0%

Avient Corp.	284,800	15,934,560

Balchem Corp.	46,873	7,902,788

Minerals Technologies, Inc.	135,011	9,876,054

Silgan Holdings, Inc.	102,812	4,404,466

Total Materials		38,117,868

Real Estate - 4.7%

Agree Realty Corp., REIT	94,002	6,707,983

National Health Investors, Inc., REIT[1]	92,980	5,343,560

Ryman Hospitality Properties, Inc., REIT*	88,433	8,132,299

STAG Industrial, Inc., REIT	321,958	15,441,106

Total Real Estate		35,624,948

Utilities - 2.2%

IDACORP, Inc.	69,781	7,906,885

NorthWestern Corp.	160,354	9,165,835

Total Utilities		17,072,720

Total Common Stocks
(Cost $500,159,985)		749,858,356

	Principal Amount	Value

Short-Term Investments - 0.3%

Joint Repurchase Agreements - 0.3%[2]

Bank of America Securities, Inc., dated 12/31/21, due 01/03/22,0.050% total to be received $1,000,004 (collateralized by various U.S. Government Agency Obligations, 1.000% -5.000%, 09/01/28 - 01/01/61, totaling $1,020,000)	$1,000,000	$1,000,000

Citigroup Global Markets, Inc., dated 12/31/21, due 01/03/22,0.050% total to be received $198,954 (collateralized by various U.S. Treasuries, 0.000% - 2.375%, 01/04/22 -11/15/51, totaling $202,932)	198,953	198,953

RBC Dominion Securities, Inc., dated 12/31/21, due 01/03/22,0.050% total to be received $1,000,004 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 05/15/22 -12/01/51, totaling $1,020,000)	1,000,000	1,000,000

Total Joint Repurchase Agreements		2,198,953

Total Short-Term Investments
(Cost $2,198,953)		2,198,953

Total Investments - 99.3%
(Cost $502,358,938)		752,057,309

Other Assets, less Liabilities - 0.7%		5,397,699

Net Assets - 100.0%		$757,455,008

* Non-income producing security.

[1]  Some of these securities, amounting to $35,945,664 or 4.7% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2] Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

ADR American Depositary Receipt
REIT Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks†	$749,858,356	–	–	$749,858,356

Short-Term Investments

Joint Repurchase Agreements	–	$2,198,953	–	2,198,953

Total Investments in Securities	$749,858,356	$2,198,953	–	$752,057,309

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31,2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

9

AMG GW&K Small Cap Value Fund Portfolio Manager’s Comments (unaudited)

For the fiscal year ended December 31,2021, AMG Managers GW&K Small Cap Value Fund (the “Fund”) Class N shares returned 32.93%, compared to a 28.27% return for the Russell 2000® Value Index (“Russell 2000 Value”).

After taking a punch from the new omicron variant in late November, the equity markets had to search far and wide for a reason to enjoy a Santa rally. After a slightly more hawkish U.S. Federal Reserve (the “Fed”) meeting and with Biden’s Build Back Better program bounced into 2022, it seemed maybe the 2021 calendar would run out before the magical rally arrived. However, just as omicron became dominant in the U.S., case counts began to drop sharply in South Africa where it first gained prominence. This was the promise of a brighter future that investors needed, and the broader indexes responded with a move higher to end the month and the year. The S&P 500® Index finished up 28.7% for the year, easily trouncing its small cap counterpart as the Russell 2000® Index reported gains of 14.8% for the year.

Looking more closely, however, there was a dramatic difference in performance between small cap growth and small cap value stocks. While the Russell 2000® Growth Index was up just 2.8% for all of 2021, the Russell 2000 Value rose 28.3% for the full year. In fact, Value beat Growth in each quarter of 2021, starting with a first quarter 21.2% return for the Russell 2000 Value versus a 4.9% increase for the Russell 2000® Growth Index.

Thinking back to the early days of 2021, we started the year talking about speculative excesses, meme stocks, and capital markets digesting huge monetary and fiscal support. In our first quarter note, you may recall we mentioned Signal Advance, Inc., the stock misidentified as an Elon Musk investment target. This stock went from $0.59 to over $30 in January. The year ended with capital market records in IPO and M&A activity. Yet, according to The Wall Street Journal, more than two-thirds of these IPOs were trading below their offering prices as the year concluded. Not coincidently, Signal Advance closed the year at $0.28. So 2021 did turn out to be a year of digestion after all, including a good amount of indigestion for the most speculative areas of the market.

One area that had seen a great deal of speculation was health care, the sector that finished ahead of the Russell 2000® Index in each of the previous four years and more than doubled the return of the Russell 2000® Index in 2020. Due to this past overindulgence, as well as the wall of new issues that have populated the sector, the Russell 2000®

health care constituents declined (17)% in 2021. Given a lower exposure to biotechnology, things weren’t quite as bad in the Russell 2000 Value, but the health care sector’s 5.6% increase was still the weakest sector performance in the Russell 2000 Value. Meanwhile, most other sectors delivered excellent returns, led by energy, consumer discretionary, communication services, real estate, and materials, which all finished up 30% or more, and ahead of the Russell 2000 Value. For the fourth quarter, the Russell 2000 Value sectors delivered widely varying returns. Areas such as consumer staples, utilities, and technology were the top performers, with each returning 10% or more. Meanwhile, communication services, health care and energy were each off (5)% or more. In summary, given the wide range in sector outcomes for both the quarter and year, making big mistakes on sector bets could have had a dismal impact on active fund performance.

The Fund outperformed its benchmark during the fiscal year. As speculation subsided, investors focused more on earnings, valuation, and other measurements favoring higher quality stocks where the Fund has much higher exposure relative to the Russell 2000 Value. To see how this played out beyond the collapse of Signal Advance and the speculative parts of health care, witness the generally challenged results of most IPOs or the performance of the ARK Fund complex, whose flagship ETF, ARKK, was down (23.6)% in 2021. Within the benchmark, factor analysis makes it clear that lower quality stocks underperformed. High quality companies outperformed low quality, with the highest P/E, highest leverage and lowest dividend yield quintiles all underperforming the benchmark.

While this environment aided our relative performance, outstanding stock selection played a big role as well. The top contributing sectors included health care, financials, and consumer staples. We had three sectors that detracted from relative performance. Two of these, consumer discretionary and communication services, were both meaningfully negatively impacted by the sharp rise in the so-called “meme stocks” earlier in 2021. In consumer discretionary, holdings in Johnson Outdoors Inc., Noodles & Co. and Stoneridge, Inc. detracted from returns. In energy, relative underperformance was mostly due to our modest underweight position, given the sector’s 66.4% return for the year. On the positive side, health care was the top contributor. The weak performance in biotechnology (2.6%) was a weight on the benchmark and benefited the Fund due to our low exposure to the group. More importantly, though, strong stock selection, particularly in health care services, drove relative outperformance with triple-digit increases for both Apollo Medical Holdings, Inc. and Tenet Healthcare Corp. In financials, strong stock selection in thrifts & mortgage finance and capital markets overcame relatively poor stock selection in banks and insurance. Walker & Dunlop, Inc. and Piper Sandler Cos., were joined by Federal Agricultural Mortgage Corp., Class C and Stifel Financial Corp., as the primary drivers of relative outperformance. In consumer staples we only own two names, BJ’s Wholesale Club Holdings, Inc., and Central Garden & Pet Co., but they both beat the sector by a wide margin in 2021. We also saw meaningful, stock-selection driven relative outperformance from the industrials, information technology, and real estate sectors.

As we enter 2022, there are two important turning points in the U.S. occurring nearly simultaneously. First, between plentiful vaccines and the cresting wave of the omicron variant, it is possible we will begin to consider a more fully reopened economy before the first quarter is over. Second, the Fed appears to not be asleep at the wheel, but instead is on the path to slowing accommodation. With these two important turning points coalescing, it might be time to admit that the potential range of outcomes over the next year is wider than usual. Evercore ISI’s Ed Hyman points out that we have the federal funds rate at zero and inflation at a 40-year high. Both of these are likely to normalize this year, but implications and spillover effects could be numerous.

The most likely outcome in our view is continued, surprisingly good growth, driven by higher incomes (employment and wages improving) and a consumer that is in excellent shape to spend and will have increasing reasons to spend (reopening). This should be a particularly good environment for U.S. small caps. On the flip side, there are hundreds of risks that could make this forecast humorous in its naivety looking back in the years ahead. The first would be COVID-related in the form of another variant or additional unforeseen COVID challenges. China seems like a wildcard here in particular, given the different policy path they have taken with the virus. The second would be interest-rate related, with the Fed getting too aggressive against inflation or markets panicking that interest rates will rise meaningfully. A fear of higher rates could strangle the equity markets, if investors worry higher rates will knock out some of the supports for a stronger recovery. The third group relates to a global political issue such as Russia/Ukraine, China/Taiwan, or even

10

AMG GW&K Small Cap Value Fund Portfolio Manager’s Comments (continued)

excessive divisiveness in the U.S. We acknowledge there are fiscal holes we are digging as a country that impact our longer-term growth prospects, as debt climbs and political will appears to be faltering.

After the U.S. small cap market has existed in a holding pattern for the past nine months, while earnings estimates have continued to increase, we

are optimistic about the asset class entering 2022. Our best answer to this uncertainty is to build a diversified portfolio made up of a broad collection of reasonably valued stocks representing strong companies run by skilled and committed managers who can adapt to changing circumstances. Thinking through the many risks is a productive exercise, as long as it doesn’t keep one from moving forward.	The views expressed represent the opinions of GW&K Investment Management, LLC and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

11

AMG GW&K Small Cap Value Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small Cap Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Small Cap Value Fund’s Class N shares on December 31, 2011, to a $10,000 investment made in the Russell 2000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small Cap Value Fund and the Russell 2000® Value Index for the same time periods ended December 31,2021.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Small Cap Value Fund[2,3,4,5,6,7]

Class N	32.93%	9.17%	12.77%	11.80%	04/23/87
Class I	33.17%	—	—	9.49%	02/24/17
Class Z	33.27%	—	—	9.57%	02/24/17

Russell 2000® Value Index[8]	28.27%	9.07%	12.03%	—	—

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2021. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[4]

Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[5]

Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[6]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[7]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[8]

The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

12

AMG GW&K Small Cap Value Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN

Sector	%of Net Assets

Financials	27.9

Industrials	16.9

Real Estate	11.8

Consumer Discretionary	10.0

Health Care	9.1

Information Technology	5.8

Materials	4.8

Energy	4.7

Utilities	3.3

Consumer Staples	3.1

Communication Services	1.7

Other Assets Less Liabilities	0.9

TOP TEN HOLDINGS

Sector	%of Net Assets

Tenet Healthcare Corp.	3.0

Independence Realty Trust, Inc.	2.7

Boot Barn Holdings, Inc.	2.7

Walker & Dunlop, Inc.	2.7

Piper Sandler Cos.	2.7

Group 1 Automotive, Inc.	2.0

Central Garden & Pet Co.	2.0

Comfort Systems USA, Inc.	1.8

American Software, Inc., Class A	1.8

Schnitzer Steel Industries, Inc., Class A	1.8

Top Ten as a Group	23.2

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

13

AMG GW&K Small Cap Value Fund Schedule of Portfolio Investments December 31, 2021

	Shares	Value

Common Stocks - 99.1%

Communication Services - 1.7%

Gray Television, Inc.	308,821	$6,225,831
Consumer Discretionary -10.0%

Boot Barn Holdings, Inc.*	82,607	10,164,791

Callaway Golf Co.*	185,359	5,086,251

Denny’s Corp.*	302,323	4,837,168

Group 1 Automotive, Inc.[1]	38,879	7,589,959

MDC Holdings, Inc.	48,287	2,695,863

Noodles & Co.*	285,907	2,593,177

Patrick Industries, Inc.	54,400	4,389,536

Total Consumer Discretionary		37,356,745

Consumer Staples - 3.1%

BJ’s Wholesale Club Holdings, Inc.*	63,492	4,252,059

Central Garden & Pet Co.*	138,225	7,274,782

Total Consumer Staples		11,526,841

Energy - 4.7%

Magnolia Oil & Gas Corp., Class A	279,065	5,265,956

Matador Resources Co.	155,661	5,747,004

ProPetro Holding Corp.*	403,119	3,265,264

Renewable Energy Group, Inc.*	45,697	1,939,381

Solaris Oilfield Infrastructure, Inc., Class A	191,740	1,255,897

Total Energy		17,473,502

Financials - 27.9%

Ameris Bancorp	132,601	6,587,618

Atlantic Union Bankshares Corp.	158,674	5,916,953

Cathay General Bancorp	102,322	4,398,823

City Holding Co.[1]	45,384	3,711,957

Community Bank System, Inc.[1]	74,030	5,513,754

Enterprise Financial Services Corp.	87,995	4,143,685

Federal Agricultural Mortgage Corp., Class C	41,810	5,181,513

First Financial Bancorp	166,174	4,051,322

First Interstate BancSystem, Inc., Class A1	155,995	6,344,317

International Bancshares Corp.	102,088	4,327,510

James River Group Holdings, Ltd. (Bermuda)	67,302	1,938,971

OceanFirst Financial Corp.	248,458	5,515,768

Pacific Premier Bancorp, Inc.	167,584	6,708,388

Piper Sandler Cos.	55,622	9,929,083

PJT Partners, Inc., Class A	44,386	3,288,559

Selective Insurance Group, Inc.	79,535	6,517,098

Stifel Financial Corp.	93,860	6,609,621

Walker & DunIop, Inc.	66,315	10,005,607

	Shares	Value

WesBanco, Inc.	84,353	$2,951,511

Total Financials		103,642,058

Health Care - 9.1%

Apollo Medical Holdings, Inc.*[1]	38,655	2,840,369

Covetrus, Inc.*	199,159	3,977,205

Integer Holdings Corp.*	41,855	3,582,370

Ligand Pharmaceuticals, Inc.*	23,775	3,672,287

SeaSpine Holdings Corp.*	348,077	4,740,809

Supernus Pharmaceuticals, Inc.*[1]	140,546	4,098,321

Tenet Healthcare Corp,*	134,993	11,027,578

Total Health Care		33,938,939

Industrials - 16.9%

Allegiant Travel Co.*	14,548	2,721,058

Atkore, Inc.*	50,146	5,575,734

CACI International, Inc., Class A*	19,800	5,330,358

CBIZ, Inc.*	121,334	4,746,586

Columbus McKinnon Corp.	124,747	5,770,796

Comfort Systems USA, Inc.	69,438	6,870,196

Douglas Dynamics, Inc.	111,136	4,340,972

Federal Signal Corp.	152,225	6,597,431

ICF International, Inc.	55,123	5,652,864

Primoris Services Corp.	150,745	3,614,865

RBC Bearings, Inc.*	17,920	3,619,302

Terex Corp.	76,555	3,364,592

UFP Industries, Inc.	50,552	4,651,290

Total Industrials		62,856,044

Information Technology - 5.8%

American Software, Inc., Class A	261,128	6,833,720

Power Integrations, Inc.	56,550	5,252,929

Silicon Laboratories, Inc.*	22,202	4,582,937

Viavi Solutions, Inc.*	269,150	4,742,423

Total Information Technology		21,412,009

Materials - 4.8%

Minerals Technologies, Inc.	52,701	3,855,078

Orion Engineered Carbons, S.A. (Luxembourg)	254,571	4,673,924

Schnitzer Steel Industries, Inc., Class A	130,610	6,781,271

Worthington Industries, Inc.	48,903	2,673,038

Total Materials		17,983,311

Real Estate - 11.8%

Agree Realty Corp., REIT	60,300	4,303,008

CareTrust REIT, Inc.	149,093	3,403,793

Four Corners Property Trust, Inc., REIT	184,528	5,426,969

Getty Realty Corp., REIT	152,302	4,887,371

The accompanying notes are an integral part of these financial statements.

14

AMG GW&K Small Cap Value Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Real Estate - 11.8% (continued)

Independence Realty Trust, Inc., REIT	394,952	$10,201,610

Lexington Realty Trust, REIT	211,559	3,304,552

STAG Industrial, Inc., REIT	115,620	5,545,135

Summit Hotel Properties, Inc., REIT *	272,675	2,661,308

Xenia Hotels & Resorts, Inc., REIT*	231,066	4,184,605

Total Real Estate		43,918,351

Utilities - 3.3%

IDACORP, Inc.	45,721	5,180,647

	Shares	Value

NorthWestern Corp.	64,708	$3,698,709

Southwest Gas Holdings, Inc.	49,754	3,485,268

Total Utilities		12,364,624

Total Common Stocks (Cost $286,517,400)		368,698,255

Total Investments - 99.1% (Cost $286,517,400)		368,698,255

Other Assets, less Liabilities - 0.9%		3,434,330

Net Assets - 100.0%		$372,132,585

*	Non-income producing security.
[1]	Some of these securities, amounting to $14,980,710 or 4.0% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations.
See	Note 4 of Notes to Financial Statements.

REIT	Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks†	$368,698,255	—	—	$368,698,255

Total Investments in Securities	$368,698,255	—	—	$368,698,255

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

15

AMG GW&K Small/Mid Cap Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2021, AMG GW&K Small/Mid Cap Fund (the “Fund”) Class I shares returned 25.91%, compared to the Russell 2500® Index (the “Russell 2500”), which returned 18.18%.

After taking a punch from the new omicron variant in late November, the equity markets had to search far and wide for a reason to enjoy a Santa rally. After a slightly more hawkish U.S Federal Reverse (the “Fed”) meeting and with Biden’s Build Back Better program bounced into 2022, it seemed maybe the 2021 calendar would run out before the magical rally arrived. However, just as omicron became dominant in the U.S., case counts began to drop sharply in South Africa where it first gained prominence. This was the promise of a brighter future that investors needed, and the broader indexes responded with a move higher to end the month and the year. The S&P 500® Index finished up 28.7% for the year, easily trouncing its small/mid cap counterpart as the Russell 2500 reported a gain of 18.2% for the year. And this was after U.S. small/mid caps got off to a roaring start in 2021, nearly doubling the S&P’s return of 6.2% with a jump of 10.9% in the first quarter.

In fact, the Russell 2500 spent most of the remaining months of the year below levels it hit in mid-March. Thinking back to the early days of 2021, we started the year talking about speculative excesses, meme stocks, and capital markets digesting huge monetary and fiscal support. In our first quarter note, you may recall we mentioned Signal Advance, Inc., the stock misidentified as an Elon Musk investment target. This stock went from $0.59 to over $30 in January. The year ended with capital market records in IPO and M&A activity. Yet, according to The Wall Street Journal, more than two-thirds of these IPOs were trading below their offering prices as the year concluded. Not coincidently, Signal Advance closed the year at $0.28. So 2021 did turn out to be a year of digestion after all, including a good amount of indigestion for the most speculative areas of the market.

One area that had more speculation than most was health care, the sector that finished ahead of the Russell 2500 in each of the previous four years and more than doubled the return of the entire index in 2020. Due to this past overindulgence, as well as the wall of earlier stage new issues that have begun to populate the sector, the Russell 2500 health care constituents returned (6.2)% in 2021. Meanwhile, most other sectors delivered excellent returns, led by energy, real estate, and financials. These areas benefited from good earnings support, some cyclical momentum, and attractive valuations compared to health care.

The Fund outperformed its benchmark during the fiscal year. As speculation subsided, investors focused more on earnings, valuation, and other measurements favoring higher quality stocks where the Fund has much higher exposure relative to the Russell 2500. To see how this played out beyond the collapse of Signal Advance, and the speculative parts of health care, witness the generally challenged results of most IPOs or the performance of the ARK Fund complex, whose flagship ETF, ARKK, was down (23.6)% in 2021. Within the Russell 2500, factor analysis makes it clear that lower-quality stocks underperformed. Non-earners finished up only 2.3% for the year, meaningfully below the benchmark overall. Results were similarly terrible for negative equity stocks and the lowest Return on Equity (ROE) quintile group. While factor categories like market cap, beta, and leverage were more mixed, the results among the non-earning groups were the starkest we have seen in some time. Of the six factors that we monitor, the Fund’s allocation toward higher-quality stocks benefited performance for the full year. Results were even more rewarding in factors related directly to earnings and returns.

While this environment aided our relative performance, outstanding stock selection played a big role as well. The health care, information technology, and financials sectors were top contributors to returns. Within the information technology sector, Gartner, Inc. climbed 108.7% and EPAM Systems, Inc. gained 74.1%, as these two service companies saw great business momentum and delivered strong upside to expectations. EPAM was sold during the period. Among our software holdings, HubSpot, Inc. climbed 66.3%, followed by Rapid7, Inc. and Paylocity Holding Corp., which were both up over 25%. Finally, Zebra Technologies Corp., Class A and Silicon Laboratories, Inc., each rose over 50% as earnings estimates and valuations both increased. Similarly, health care holdings in the Fund performed exceptionally well.Eight stocks were up over 20%, two of which topped 50%, compared to the benchmark return of (6.2)%. Standouts included Syneos Health, Inc., Molina Healthcare, Inc., Horizon Therapeutics PLC, Biohaven Pharmaceuticals Holding Co., Ltd, Bio-Rad Laboratories Inc. Class A, STERIS PLC, Catalent, Inc., and Acadia Healthcare Co., Inc. In addition, the Fund benefited from an underweight position in the biotechnology industry, which dropped (24.5)%. The strong relative performance in financials came mostly from our bank holdings, especially Signature Bank, which jumped 141.5% due to excellent deposit, loan, and customer growth. Western Alliance Bancorp was another bank standout, up 81.7%, while Piper Sandler Cos., in the capital markets portion of the sector, moved up 85.5%. Consumer staples was another additive sector due to strong performance from BJ’s Wholesale Club Holding, Inc., which continues to see customer gains and higher spending levels. Utilities and energy helped to a smaller degree.

Not everything went exactly how we planned, however, and the Fund lost ground in industrials, consumer discretionary, real estate, and materials. In industrials, Gibraltar Industries, Inc. (7.3%) had a similarly large negative impact in comparison to its strong industry group. Richie Brothers Auctioneers, Inc and Booz Allen Hamilton Holding Corp., were also negative performers and stung relative returns. Finally, the Fund was also impacted by outsized strength from unowned Avis Budget Group, which rose 456% as it enjoyed a turn at meme stock glory. Our consumer discretionary holdings lagged the strong performance of the Russell 2500. The specialty retail industry was most challenging, where our three holdings (Lithia Motors Inc., Class A, Burlington Stores, Inc., and Five Below, Inc.) were up double digits but still gave performance to the Russell 2500. GameStop Corp[1] and other impaired retailers in the benchmark roared to life as consumer spending and meme stock investing changed the dynamics in this group. Our position in Nordstrom, Inc., unfortunately didn’t see the same benefit due to poor execution during the recovery. Within the real estate sector, performance was impacted by our underweight position and weak performance by four holdings: Easterly Government Properties, Inc, Hudson Pacific Properties, Inc., Summit Hotel Properties, Inc., and Physicians Realty Trust. Finally, the materials sector was a drag on relative results as two holdings, AptarGroup, Inc., and Quaker Houghton, delivered negative returns due to cost pressures and uneven demand recovery.

As we enter 2022, there are two important turning points in the U.S. occurring nearly simultaneously. First, between plentiful vaccines and the cresting wave of the omicron variant, it is possible we will begin to consider a more fully reopened economy before the first quarter is over. Second, the Fed appears to not be asleep at the switch, but instead is on the path to slowing accommodation. With these two important turning points coalescing, it might be time to admit that the potential range of outcomes over the next year are wider than usual. Evercore ISI’s Ed Hyman points out that we have the federal

16

AMG GW&K Small/Mid Cap Fund Portfolio Manager’s Comments (continued)

funds rate at zero and inflation at a 40-year high. Both of these are likely to normalize this year, but implications and spillover effects could be numerous.

The most likely outcome in our view is continued surprisingly good growth, driven by higher incomes (employment and wages improving) and a consumer that is in excellent shape to spend and will have increasing reasons to spend (reopening). This should be a particularly good environment for U.S. small/mid caps. On the flip side, there are hundreds of risks that could make this forecast humorous in its naivety looking back in the years ahead. First, would be COVID-related in the form of another variant or additional unforeseen pandemic challenges. China seems like a wildcard here in particular, given the different policy path they have taken with the virus. Second, would be interest rate-related, with the Fed getting too aggressive against inflation or markets panicking that interest rates will rise meaningfully. A fear of higher rates could strangle the equity markets, if investors worry higher rates will knock out some of the supports for a stronger recovery. The third group relates to a global political issue such as Russia/ Ukraine, China/Taiwan, or even excessive divisiveness in the U.S. We acknowledge there are fiscal holes we are digging as a country that impact our longer-term growth prospects, as debt climbs and political will appears to be faltering.

After the U.S. small/mid cap market has existed in a holding pattern for the past nine months, while earnings estimates have continued to increase, we are optimistic about the asset class entering 2022. Our best answer to this uncertainty is to build a diversified portfolio made up of a broad collection of reasonably valued stocks representing strong companies run by skilled and committed managers who can adapt to changing circumstances. Thinking through the many risks is a productive exercise, as long as it doesn’t keep one from moving forward.

[1] Gamestop was not a holding in the Fund.

The views expressed represent the opinions of GW&K Investment Management, LLC and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

17

AMG GW&K Small/Mid Cap Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small/Mid Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Small/Mid Cap Fund’s Class I shares on June 30,2015, to a $10,000 investment made in the Russell 2500® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small/Mid Cap Fund and the Russell 2500® Index for the same time periods ended December 31,2021,

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date

AMG GW&K Small/Mid Cap Fund[2], [3], [4], [5], [6], [7]

Class N	25.63%	—	15.65%	02/24/17
Class I	25.91%	16.59%	12.18%	06/30/15
Class Z	26.02%	—	15.93%	02/24/17
Russell 2500® Index[8]	18.18%	13.75%	11.87%	06/30/15†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31,2021, All returns are in U.S. dollars ($).

[2]   From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]   The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]   The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[5]   The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[6]   The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[7]   Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[8]   The Russell 2500® Index is composed of the 2,500 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small/mid cap stock performance. Unlike the Fund, the Russell 2500® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

18

AMG GW&K Small/Mid Cap Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN	TOP TEN HOLDINGS

Sector	% of Net Assets

Information Technology	17.4

Industrials	16.1

Health Care	15.4

Financials	12.9

Consumer Discretionary	12.7

Real Estate	6.6

Materials	6.2

Consumer Staples	4.1

Energy	2.8

Utilities	1.9

Other Assets Less Liabilities	3.9

Security Name	% of Net Assets

Signature Bank	2.5

BJ’s Wholesale Club Holdings, Inc.	2.3

Western Alliance Bancorp.	2.0

Ingersoll Rand, Inc.	1.9

Diamondback Energy, Inc.	1.8

Syneos Health, Inc.	1.8

Horizon Therapeutics PLC	1.8

Catalent, Inc.	1.8

Rapid7, Inc.	1.7

Silicon Laboratories, Inc.	1.7

Top Ten as a Group	19.3

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

19

AMG GW&K Small/Mid Cap Fund Schedule of Portfolio Investments December 31, 2021

	Shares	Value

Common Stocks - 96.1%

Consumer Discretionary - 12.7%

Bright Horizons Family Solutions, Inc.*	35,399	$4,456,026

Burlington Stores, Inc.*	17,839	5,200,247

Carter’s, Inc.	38,187	3,865,288

Cavco Industries, Inc.*	25,665	8,152,487

Dorman Products, Inc.*	56,123	6,342,460

Five Below, Inc.*	39,606	8,194,085

Gentherm, Inc.*	63,974	5,559,341

Grand Canyon Education, Inc.*	30,520	2,615,869

Lithia Motors, Inc., Class A1	25,263	7,501,848

Nordstrom, Inc.*	116,854	2,643,238

Polaris, Inc.	58,136	6,389,728

Texas Roadhouse, Inc.	75,476	6,738,497

Vail Resorts, Inc.	12,173	3,991,527

Total Consumer Discretionary		71,650,641

Consumer Staples - 4.1%

BJ’s Wholesale Club Holdings, Inc.*	196,045	13,129,134

Lancaster Colony Corp.	32,926	5,452,546

Performance Food Group Co.*	93,405	4,286,355

Total Consumer Staples		22,868,035

Energy - 2.8%

Devon Energy Corp.	120,704	5,317,011

Diamondback Energy, Inc.	95,664	10,317,362

Total Energy		15,634,373

Financials - 12.9%

Artisan Partners Asset Management, Inc., Class A	51,379	2,447,696

Atlantic Union Bankshares Corp.	140,266	5,230,519

Glacier Bancorp, Inc.	75,225	4,265,258

Kemper Corp.	54,332	3,194,178

Kinsale Capital Group, Inc.	29,467	7,009,905

Pinnacle Financial Partners, Inc.	94,001	8,977,095

Piper Sandler Cos.	44,561	7,954,584

Signature Bank	43,690	14,132,404

Voya Financial, Inc.[1]	124,447	8,252,081

Western Alliance Bancorp.	106,488	11,463,433

Total Financials		72,927,153

Health Care - 15.4%

Acadia Healthcare Co., Inc.*	150,145	9,113,802
Biohaven Pharmaceutical Holding Co., Ltd.*	34,755	4,789,587
Bio-Rad Laboratories, Inc., Class A*	12,205	9,221,732

Catalent, Inc.*	77,911	9,974,945

Globus Medical, Inc., Class A*	68,876	4,972,847

	Shares	Value

Horizon Therapeutics PLC*	92,691	$9,988,382

Integer Holdings Corp.*	43,902	3,757,572

Jazz Pharmaceuticals PLC (Ireland)*,[1]	46,382	5,909,067

Molina Healthcare, Inc.*	22,972	7,306,934

Neurocrine Biosciences, Inc.*	51,984	4,427,477

STERIS PLC	30,288	7,372,402

Syneos Health, Inc.*	98,394	10,103,096

Total Health Care		86,937,843

Industrials - 16.1%

Booz Allen Hamilton Holding Corp.	53,638	4,547,966

Columbus McKinnon Corp.	88,421	4,090,355

Comfort Systems USA, Inc.	62,492	6,182,959

Exponent, Inc.	49,416	5,768,330

Federal Signal Corp.	180,414	7,819,143

Gates Industrial Corp. PLC*	517,252	8,229,479

Gibraltar Industries, Inc.*	97,028	6,469,827

Hexcel Corp.*	84,365	4,370,107

Ingersoll Rand, Inc.	168,277	10,411,298

Nordson Corp.	33,568	8,568,903

RBC Bearings, Inc.*	41,951	8,472,844

Ritchie Bros. Auctioneers, Inc. (Canada)	82,399	5,043,643

Schneider National, Inc., Class B	124,774	3,357,668

The Toro Co.	74,143	7,407,627

Total Industrials		90,740,149

Information Technology - 17.4%

Azenta, Inc.	43,506	4,485,904

Cerence, Inc.*,1	73,730	5,650,667

Cognex Corp.	88,704	6,897,623

Entegris, Inc.	62,149	8,612,608

Gartner, Inc.*	24,949	8,340,950

Globant SA (Uruguay)*	24,900	7,820,841

HubSpot, Inc.*	7,733	5,097,207

Manhattan Associates, Inc.*	60,025	9,333,287

Paylocity Holding Corp.*	32,431	7,658,905

Power Integrations, Inc.	57,640	5,354,180

Rapid7, Inc.*,[1]	82,516	9,711,308

Silicon Laboratories, Inc.*	46,677	9,635,066

Zebra Technologies Corp., Class A*	15,343	9,132,154

Total Information Technology		97,730,700

Materials - 6.2%

AptarGroup, Inc.	41,278	5,055,729

Eagle Materials, Inc.	48,498	8,072,977

Element Solutions, Inc.	387,918	9,418,649

The accompanying notes are an integral part of these financial statements.

20

AMG GW&K Small/Mid Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Materials - 6.2% (continued)

Quaker Chemical Corp.[1]	26,938	$6,216,752

RPM International, Inc.	63,031	6,366,131

Total Materials		35,130,238

Real Estate - 6.6%

American Campus Communities, Inc., REIT	90,009	5,156,616

Easterly Government Properties, Inc., REIT	238,885	5,475,244

Hudson Pacific Properties, Inc., REIT	200,978	4,966,166

Physicians Realty Trust, REIT	255,552	4,812,044

PS Business Parks, Inc., Class A, REIT	19,190	3,534,222

Summit Hotel Properties, Inc., REIT *	359,240	3,506,182

Sun Communities, Inc., REIT	45,584	9,571,273

Total Real Estate		37,021,747

	Shares	Value

Utilities - 1.9%

IDACORP, Inc.	53,833	$6,099,817

Portland General Electric Co.	90,539	4,791,324

Total Utilities		10,891,141
Total Common Stocks
(Cost $389,214,066)		541,532,020

Total Investments - 96.1%

(Cost $389,214,066)		541,532,020

Other Assets, less Liabilities - 3.9%		21,779,325
Net Assets - 100.0%		$563,311345

*  Non-income producing security.

[1]  Some of these securities, amounting to $26,963,926 or 4.8% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations.

See Note 4 of Notes to Financial Statements.

REIT Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31,2021:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$541,532,020	—	—	$541,532,020

Total Investments in Securities	$541,532,020	—	—	$541,532,020

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31,2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

21

AMG GW&K Global Allocation Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31,2021, AMG GW&K Global Allocation Fund (the “Fund”) Class N shares returned 2.44%, compared to the 8.79% return for its blended benchmark which consists of 60% the MSCI ACWI Index and 40% the Bloomberg Global Aggregate Bond Index.

ASSET ALLOCATION

The asset allocation framework for the Fund favored equities over fixed income throughout the year. At the end of 2021, the equity/fixed income asset allocation stood at 70%/30%. Following exceptionally strong equity market performance, the allocation was adjusted modestly in December from the strategic target equity/fixed income allocation of 75%/25% that was held for most of the year. The tilt toward equities had a positive impact on the Fund’s relative performance to a blended 60% MSCI ACWI Index/40% Barclays Global Aggregate Index benchmark. The allocation reflects our judgement that equities are likely to outperform bonds in coming quarters, continuing the trend seen in 2021.

The continued tilt toward equities is based on both quantitative and qualitative judgments. First, relative asset-class valuations continue to favor equities, with almost all developed nations’ government bonds offering negative yields in inflation-adjusted terms. Second, the committee believes that the most likely scenario for the global economy is continued expansion for the next several years. That said, with the U.S. Consumer Price Index (CPI) having posted a 6.8% rise in November from a year earlier, pressures mounted on the U.S. Federal Reserve (the “Fed”) to take measures to curb inflation. A hawkish pivot was confirmed at the December Federal Open Market Committee (FOMC) meeting, which unveiled an accelerated tapering of the Fed’s asset purchase program with the aim of ending purchases by March 2022. It also looks increasingly likely that the Fed will begin to hike rates in March and may undertake 3 or 4 quarter-point rate hikes over the course of the year. Moreover, the Fed signaled its intent to start reducing its balance sheet soon after the first rate hike in a process known as quantitative tightening (QT). Although history shows that bull markets tend to survive the initiation of a monetary tightening cycle, the result may be less robust equity returns associated with slower corporate earnings growth and reduced investor risk appetite. That said, we think odds of a U.S. recession anytime soon remain low and that a positive tailwind of corporate earnings growth should still favor equities over fixed income.

A key valuation metric for global equities is the long-term earnings yield of the MSCI ACWI Index. That stood at 3.7% at the end of 2021, based on the inverse of the corresponding Shiller PE (Price to Earnings) ratio of 27.0 times. By way of comparison, the long-term earnings yield of MSCI ACWI has averaged 5.1% since 2005, corresponding to an average Shiller PE ratio of 19.4 times, Those figures suggest that equities are somewhat expensive relative to their own history.

For asset allocation purposes, however, a relevant comparison of the long-term earnings yield is to the real yield of U.S. Treasuries. At the end of 2021, the yield on 10-Year U.S. Treasury Inflation-Protected Securities (“TIPS”) stood at (1.1)%. The gap between the long-term earnings yield of 3.7% for global equities and (1.1)% for TIPS securities suggests the potential for global equities to outperform bonds by about 4.8% per annum over the next five to ten years.

In short, investors continue to have strong incentives to favor equities over fixed income, notwithstanding the potential for greater volatility in equities. Key risks would be if the broad-based economic recovery that is evident in global economic data gives way to renewed economic weakness or if the Fed and other major central banks need to pursue significantly more restrictive monetary policy than is already priced into markets. Those risks will be monitored carefully, but we currently view such risks to be low enough to justify a significant tilt toward equities.

EQUITY

Global equity markets delivered solid performance in 2021, as abundant liquidity and the ongoing post-pandemic business recovery offset new COVID variants, continuous supply-chain bottlenecks and persistently high inflation in several countries. The MSCI ACWI Index gained 18.5%, commodities rallied, and the U.S. Dollar Index finished the year up 6.7%, North America and Europe were the standout regions thanks to record-setting earnings surprises throughout the year. Asia struggled with Japan up only marginally and China was down sharply on widespread regulatory changes, real estate sector concerns, and a zero-tolerance COVID policy that hamstrung several industries.

The Fund’s equity sleeve was the primary driver of the Fund’s overall underperformance. Stock selection in the consumer discretionary and information technology (IT) sectors were the main detractors.

Regulatory tightening in China caused a sharp decline in the portfolio’s consumer discretionary holdings, including TAL Education Group, Sands China, Ltd. and Alibaba Group Holdings, Inc. TAL Education and Sands China were sold. Within IT, some of our strong performers in 2020 were laggards in 2021; PayPal Holdings, Inc., Black Knight, Inc., and Mastercard, Inc., Class A are a few prime examples. PayPal’s solid fundamental trends were obscured by a customer (eBay) transitioning off its platform at a faster rate and a rumored acquisition of Pinterest, which called into question the company’s strategy. Otherwise, business fundamentals in the remaining IT stocks that lagged this year remain solidly intact. Health care was the top contributing sector, due mostly from stock selection. U.S managed care company, UnitedHealth Group, Inc., topped the list with its 45% return. U.S. animal health diagnostics company IDEXX Laboratories, Inc., and STERIS PLC, a sterilization company in Ireland, rounded out the list of top performers. The 65% return in Alphabet, Inc, Class A drove performance in the communication services sector.

On a geographic level, Asia, most notably China, was the Fund’s worst country. Our overweight allocation was a significant detractor as well as security selection within China hurt performance. India also detracted from results, mostly due to security selection, though our overweight allocation was also a modest drag. North America was the second biggest detractor by region. Our underweight allocation to the U.S. hurt results, and security selection detracted from relative performance as well. On the positive side, Western Europe was the top contributor, all from security selection, and our zero weight in South America contributed from an allocation standpoint.

As the world shifts to a more balanced post-pandemic business recovery, normalization of monetary policy, specifically in the U.S., will likely usher in a broader equity market driven by company fundamentals. However, withdrawing stimulus at a pace that contains inflation without derailing growth is essential to this outcome. There could be bouts of market volatility as policy shifts, but, as always, our focus will be to discover high-quality companies able to generate sustainable earnings growth–the drivers of long-term returns. In addition, a challenging 2021 does not alter our view on

22

AMG GW&K Global Allocation Fund Portfolio Manager’s Comments (continued)

emerging market equities—we believe they remain a compelling long – term investment opportunity. Wealth creation across emerging markets – particularly in the populous Asian region – is a major driver of global economic growth, benefiting a host of local and multinational companies.

FIXED INCOME

Fixed income markets posted their worst returns since 2013 amid a sharp increase in inflation and a rebound in growth. Consumers were supported in the form of a $1.9 trillion fiscal stimulus package and the economy was backed by an ultra-loose monetary policy from the Fed. Fixed income was essentially unchanged in the second half of the year despite a steady succession of headlines related to COVID-19, geopolitics, and price increases. Consequently, with the essentially flat returns during Q3 and Q4, losses earlier in the year persisted. Supply-chain constraints, energy shortages, and limited labor availability threatened to weigh

on growth, but there have been few indications that these market failures reflect any weakness in aggregate demand. Indeed, concerns escalated about rising inflation, which printed at its highest level in almost 40 years. The Fed executed a “hawkish pivot” in acknowledging more persistent inflationary forces and signaled their intention to respond accordingly.

The Fund’s fixed income sleeve finished ahead of its benchmark. Substantially all of the Fund’s fixed income holdings are dollar-denominated, which helped returns as the dollar strengthened during the year. Performance also benefited primarily from favorable sector allocation due to its overweight to corporates (especially an out-of-benchmark allocation to high yield corporates). The influence of security selection within corporates was negligible for the year while local market exposure was a slight positive. The yield curve effect was neutral.

The fixed income segment of the Fund is constructed to benefit from the next phase of the economic cycle. We believe the bias in rates is likely to the upside and consequently we are shorter than our benchmark. With respect to curve positioning, we remain underweight the long end because we see a more appealing risk profile in intermediates, which offer attractive carry and roll with less exposure to potential volatility as rates move higher. With respect to sector allocation, we still have a constructive fundamental outlook for the credit market amid the abundant liquidity and little evidence of financial distress, Regionally, 45% of our holdings’ revenue is derived from outside the U.S. to improve portfolio diversification and expand the universe of investment opportunities.

The views expressed represent the opinions of GW&K Investment Management, LLC and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

23

AMG GW&K Global Allocation Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Global Allocation Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Global Allocation Fund’s Class N shares on December 31,2011, to a $10,000 investment made in the 60% MSCI ACWI/40% Bloomberg Global Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the indexes exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Global Allocation Fund and the 60% MSCI ACWI/40% Bloomberg Global Aggregate Bond Index for the same time periods ended December 31,2021.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Global Allocation Fund[2], [3], [4], [5], [6], [7,8,9,10]
Class N	2.44%	9.84%	9.20%	8.12%	01/02/97
Class I	2.60%	10.00%	—	9.18%	11/30/12
Class Z	2.73%	10.13%	9.48%	8.48%	01/02/97

60% MSCI ACWI/40% Bloomberg Global Aggregate Bond Index[11,12]	8.79%	10.18%	7.97%	—	—
MSCI ACWI Index [11]	18.54%	14.40%	11.85%	—	—
Bloomberg Global Aggregate Bond Index[12]	(4.71%)	3.36%	1.77%	—	—

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions, Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2021. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

[4]

The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[5]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[6]

Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[7]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[8]

The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[9]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[10]	The Fund’s investments may not be allocated in the best performing asset classes.

[11]

The MSCI All Country World Index (ACWI) is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Please go to msci.com for most current list of countries represented by the Index. Unlike the Fund, the MSCI All Country World Index (ACWI) is unmanaged, is not available for investment and does not incur expenses.

24

AMG GW&K Global Allocation Fund Portfolio Manager’s Comments (continued)

[12] The Bloomberg Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. Unlike the Fund, the Bloomberg Global Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

All MSCI data is provided “as is”. The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited. All holdings and sector/region allocations are subject to review and adjustment in accordance with the Portfolio’s investment strategy and may vary in the future, and should not be considered recommendations to buy or sell any security.

“Bloomberg®” and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.

Not FDIC insured, nor bank guaranteed. May lose value.

25

AMG GW&K Global Allocation Fund Fund Snapshots (unaudited) December 31, 2021

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Information Technology	21.9

Consumer Discretionary	15.3

Industrials	13.5

Financials	11.1

Health Care	10.3

U.S. Government and Agency Obligations	9.3

Communication Services	6.6

Foreign Government Obligations	6.3

Utilities	2.6

Real Estate	2.3

Municipal Bonds	1.1

Short-Term Investments	1.4

Other Assets Less Liabilities	(1.7)

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	34.6

Aaa/AAA	10.0

Aa/AA	18.7

A	3.0

Baa/BBB	17.5

Ba/BB	15.8

B	0.4

TOP TEN HOLDINGS

Security Name	% of Net Assets

Infineon Technologies AG (Germany)	3.1

UnitedHealth Group, Inc.	3.0

Adyen, N.V. (Netherlands)	2.9

Alphabet, Inc., Class A

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	2.7

Casella Waste Systems, Inc., Class A	2.5

Halma PLC (United Kingdom)	2.5

The Charles Schwab Corp.

STERIS PLC	2.4

HDFC Bank, Ltd., ADR (India)	2.4

Top Ten as a Group	26.9

[1]	Includes market value of long-term fixed-income securities only.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used, Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

26

AMG GW&K Global Allocation Fund Schedule of Portfolio Investments December 31, 2021

	Shares	Value

Common Stocks - 73.2%

Communication Services - 6.6%

Alphabet, Inc., Class A*	1,258	$3,644,476

Charter Communications, Inc., Class A*,[1]	3,443	2,244,733

Tencent Holdings, Ltd. (China)	43,500	2,538,274

Total Communication Services		8,427,483

Consumer Discretionary - 15.3%

Alibaba Group Holding, Ltd. (China)*	135,500	1,991,252

Amazon.com, Inc.*	855	2,850,861

Huazhu Group, Ltd., ADR (China)*	55,580	2,075,357

LVMH Moet Hennessy Louis Vuitton SE (France)	2,548	2,105,754

MakeMyTrip, Ltd. (India)*	105,731	2,929,806

Moncler SpA (Italy)	40,650	2,937,707

Trip.com Group, Ltd. (China)*	85,700	2,101,927

Yum China Holdings, Inc. (China)	48,700	2,391,972

Total Consumer Discretionary		19,384,636

Financials - 9.0%

AIA Group, Ltd. (Hong Kong)	237,400	2,396,042

The Charles Schwab Corp.	37,100	3,120,110

Goosehead Insurance, Inc., Class A	21,645	2,815,582

HDFC Bank, Ltd., ADR (India)	46,890	3,051,132

Total Financials		11,382,866

Health Care - 10.3%

Avantor, Inc.*	72,300	3,046,722

IDEXX Laboratories, Inc.*	4,614	3,038,134

STERIS PLC	12,700	3,091,307

UnitedHealth Group, Inc.	7,612	3,822,290

Total Health Care		12,998,453

Industrials - 5.6%

Casella Waste Systems, Inc., Class A*	37,360	3,191,291

MISUMI Group, Inc. (Japan)	71,900	2,953,795

Roper Technologies, Inc.	2,005	986,179

Total Industrials		7,131,265

Information Technology - 21.9%

Adyen, N.V. (Netherlands)*,[1],[2]	1,414	3,711,754

ANSYS, Inc.*	6,850	2,747,672

Black Knight, Inc.*	31,500	2,611,035

Halma PLC (United Kingdom)	72,300	3,134,848

Infineon Technologies AG (Germany)	85,240	3,924,319

Mastercard, Inc., Class A	7,960	2,860,187

PayPal Holdings, Inc.*	12,510	2,359,136

ServiceNow, Inc.*	4,455	2,891,785

	Shares	Value

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	28,480	$3,426,429

Total Information Technology		27,667,165

Real Estate - 2.3%

American Tower Corp., REIT	9,820	2,872,350

Utilities - 2.2%

NextEra Energy, Inc.	30,430	2,840,945

Total Common Stocks

(Cost $60,500,287)		92,705,163

	Principal Amount
Corporate Bonds and Notes - 10.4%

Financials - 2.1%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 1.650%, 10/29/24	$300,000	299,456

Aircastle, Ltd. (Bermuda) 5.250%, 08/11/25[2]	168,000	184,734

Ally Financial, Inc. 8.000%, 11/01/31	102,000	144,388

Bank of America Corp. MTN, (4.330% to 03/15/49 then 3 month LIBOR + 1.520%), 4.330%, 03/15/50[3,4]	283,000	350,102

CIT Group, Inc. 6.125%, 03/09/28[1]	143,000	172,673

Citigroup, Inc. (3.875% to 02/18/26 then U.S. Treasury Yield Curve CMT 5 year + 3.417%), 3.875%, 02/18/26[3,4,5]	165,000	165,000

Iron Mountain, Inc. 4.500%, 02/15/31[2]	176,000	177,881

Landwirtschaftliche Rentenbank, EMTN (Germany) 1.750%, 01/14/27	350,000	356,294

MetLife, Inc. Series G, (3.850% to 09/15/25 then U.S. Treasury Yield Curve CMT 5 year + 3.576%), 3.850%, 09/15/25[1,3,4,5]	310,000	316,200

SBA Communications Corp. 3.875%, 02/15/27	152,000	156,560

Sprint Capital Corp. 6.875%, 11/15/28	115,000	145,475

Truist Financial Corp. Series N, (4.800% to 09/01/24 then U.S. Treasury Yield Curve CMT 5 year + 3.003%), 4.800%, 09/01/24[3],[4],[5]	234,000	243,945

Total Financials		2,712,708

Industrials - 7.9%

AECOM 5.125%, 03/15/27	148,000	161,223

The accompanying notes are an integral part of these financial statements.

27

AMG GW&K Global Allocation Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 7.9% (continued)

Anheuser-Busch InBev Worldwide, Inc. 4.375%, 04/15/38	$171,000	$200,251

Apache Corp. 4.625%, 11/15/25	160,000	171,800

ArcelorMittal, S.A. (Luxembourg) 4.250%, 07/16/29[1]	150,000	164,240

Arconic, Inc. 5.900%, 02/01/27	20,000	22,850

Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.250%, 09/01/28[1],[2]	200,000	197,755

AT&T, Inc. 4.300%, 12/15/42	199,000	224,670

Ball Corp. 4.875%, 03/15/26	138,000	152,007

Berry Global, Inc. 1.500%, 01/15/27[2],[6]	166,000	192,410
5.625%, 07/15/27[2]	170,000	177,862

The Boeing Co. 5.805%, 05/01/50	125,000	169,266

Centene Corp. 2.500%, 03/01/31	51,000	49,649
3.375%, 02/15/30	114,000	116,096

Cisco Systems, Inc. 5.500%, 01/15/40	122,000	169,872

Cogent Communications Group, Inc. 3.500%, 05/01/26[2]	170,000	172,666

CommonSpirit Health 3.347%, 10/01/29	132,000	140,366

Crown Americas LLC/Crown Americas Capital Corp. V 4.250%, 09/30/26	143,000	152,653

CVS Health Corp. 5.125%, 07/20/45	162,000	210,578

Dell, Inc. 7.100%, 04/15/28[1]	139,000	174,144

Delta Air Lines, Inc. 3.800%, 04/19/23	161,000	164,610

Elanco Animal Health, Inc. 5.900%, 08/28/28[7]	125,000	145,000

Embraer Netherlands Finance BV (Netherlands) 5.400%, 02/01/27	236,000	245,735

Ford Motor Co. 6.625%, 10/01/28	274,000	329,485

Griffon Corp. 5.750%, 03/01/28	140,000	145,436

HB Fuller Co. 4.250%, 10/15/28	149,000	153,470

	Principal Amount	Value

HCA, Inc. 3.500%, 09/01/30	$171,000	$180,726

Howmet Aerospace, Inc. 5.125%, 10/01/24	134,000	144,385

KB Home 4.000%, 06/15/31	165,000	171,187

Kraft Heinz Foods Co. 4.375%, 06/01/46	290,000	339,590

Lamar Media Corp. 3.750%, 02/15/28	179,000	179,447

Lumen Technologies Inc 5.625%, 04/01/25	129,000	136,446

MDC Holdings, Inc. 2.500%, 01/15/31[1]	175,000	169,266

MercadoLibre, Inc. 2.375%, 01/14/26	250,000	243,127

Meritor, Inc. 6.250%, 06/01/25[2]	135,000	140,738

MGM Resorts International 5.750%, 06/15/25[1]	145,000	156,056

Microsoft Corp. 2.525%, 06/01/50	190,000	185,286

Murphy Oil USA, Inc. 5.625%, 05/01/27	167,000	173,680

Nestle Holdings, Inc. 1.000%, 09/15/27[2]	275,000	263,866

Netflix, Inc. 3.000%, 06/15/25[2],[6]	155,000	191,188

Newell Brands, Inc. 4.700%, 04/01/26[7]	135,000	147,184

NuStar Logistics LP 5.750%, 10/01/25	161,000	173,255

Occidental Petroleum Corp. 5.500%, 12/01/25	157,000	174,171

Pernod Ricard International Finance LLC 1.250%, 04/01/28[1],[2]	400,000	378,886

PulteGroup, Inc. 5.500%, 03/01/26	121,000	137,579

Royal Caribbean Cruises, Ltd. (Liberia) 10.875%, 06/01/23[2]	130,000	142,026

Silgan Holdings, Inc. 4.125%, 02/01/28	157,000	160,336

SK Hynix, Inc. (South Korea) 2.375%, 01/19/31[2]	200,000	192,473

Smith & Nephew PLC (United Kingdom) 2.032%, 10/14/30	332,000	320,595

Teva Pharmaceutical Finance Netherlands III (Netherlands) 2.800%, 07/21/23	175,000	175,606

Travel + Leisure Co. 5.650%, 04/01/24[7]	145,000	154,063

The accompanying notes are an integral part of these financial statements.

28

AMG GW&K Global Allocation Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 7.9% (continued)

United Rentals North America, Inc. 3.875%, 02/15/31	$190,000	$192,850

Verizon Communications, Inc. 3.875%, 02/08/29[1]	151,000	167,334

Walmart, Inc. 4.050%, 06/29/48	176,000	223,678

Western Digital Corp. 4.750%, 02/15/26	152,000	166,203

Yum! Brands, Inc. 3.625%, 03/15/31	174,000	173,347

Total Industrials		9,958,668

Utilities - 0.4%

Dominion Energy, Inc. Series B, (4.650% to 12/15/24 then U.S. Treasury Yield Curve CMT 5 year + 2.993%), 4.650%, 12/15/24[3,4,5]	219,000	228,308

Northern States Power Co. 2.900%, 03/01/50	219,000	221,096

Total Utilities		449,404

Total Corporate Bonds and Notes (Cost $12,987,479)		13,120,780

Municipal Bonds -1.1%

California State General Obligation, School Improvements 7.550%, 04/01/39	215,000	358,804

JobsOhio Beverage System Series B, 4.532%, 01/01/35	290,000	351,044

Los Angeles Unified School District, School Improvements 5.750%, 07/01/34	255,000	331,919

New Jersey Transportation Trust Fund Authority Series C, 5.754%, 12/15/28	280,000	327,551

Total Municipal Bonds (Cost $1,352,627)		1,369,318
U.S. Government and Agency Obligations -9.3%

Fannie Mae - 4.3%

FNMA 2.000%, 02/01/36 to 05/01/36	434,333	447,352
2.500%, 01/01/35 to 02/01/35	215,373	222,920
3.500%, 01/01/48	329,206	354,620
4.000%, 11/01/44 to 11/01/50	1,577,650	1,712,845
4.500%, 10/01/45 to 08/01/50	1,791,433	1,953,429
5.000%, 08/01/49 to 08/01/50	748,044	830,996
5.500%, 02/01/37	6,266	6,983

Total Fannie Mae		5,529,145

Freddie Mac - 0.8%

FHLMC Gold Pool 3.500%, 05/01/44 to 01/01/46	953,585	1,027,951

	Principal Amount	Value

U.S. Treasury Obligations - 4.2%

U.S. Treasury Bonds 1.875%, 02/15/51	$969,000	$958,704
2.250%, 05/15/41	877,000	921,124
3.000%, 11/15/44	138,000	164,565
3.125%, 05/15/48	271,000	338,687
3.500%, 02/15/39	613,000	769,028
5.000%, 05/15/37	994,000	1,446,852

U.S. Treasury Notes 1.500%, 02/15/30	691,000	694,563

Total U.S. Treasury Obligations		5,293,523

Total U.S. Government and Agency Obligations (Cost $11,946,891)		11,850,619
Foreign Government Obligations - 6.3%

Abu Dhabi Government International Bond (United Arab Emirates) 2.500%, 04/16/25[1],[2]	350,000	363,178

African Development Bank (Côte d’lvoire) 0.875%, 03/23/26	360,000	354,088

Agence Francaise de Developpement EPIC (France) 0.625%, 01/22/26	200,000	195,083

Asian Development Bank (Philippines) 1.750%, 09/19/29	350,000	355,003

China Government Bond (China) Series INBK 2.880%, 11/05/23[8]	6,210,000	983,096

Series INBK 3.270%, 11/19/30[8]	6,300,000	1,022,152

European Investment Bank (Luxembourg) 0.625%, 10/21/27	300,000	285,417

Finland Government International Bond (Finland) 0.875%, 05/20/30[2]	400,000	379,763

Inter-American Development Bank 4.375%, 01/24/44	490,000	676,889

International Bank for Reconstruction & Development 3.125%, 11/20/25	330,000	353,229

International Finance Corp. 2.125%, 04/07/26	350,000	362,814

Japan Finance Organization for Municipalities (Japan) 1.000%, 05/21/25[2]	732,000	725,102

Kingdom of Belgium Government International Bond (Belgium) 1.000%, 05/28/30	200,000	190,718

Kommunalbanken A.S. (Norway) 1.125%, 10/26/26[2]	200,000	197,715

The Korea Development Bank (South Korea) 0.500%, 10/27/23	269,000	266,608

1.375%, 04/25/27	200,000	195,583

The accompanying notes are an integral part of these financial statements.

29

AMG GW&K Global Allocation Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Foreign Government Obligations - 6.3%
(continued)

Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden, N.V. (Netherlands) 0.875%, 06/15/26	$300,000	$293,592

Philippine Government International Bond (Philippines) 1.648%, 06/10/31	200,000	193,545

Province of Ontario Canada (Canada) 1.050%, 05/21/27[1]	276,000	269,204

Province of Quebec Canada (Canada) 1.350%, 05/28/30	273,000	264,147

Total Foreign Government Obligations
(Cost $7,924,568)		7,926,926

Short-Term Investments -1.4%
Joint Repurchase Agreements -1.4%[9]

Daiwa Capital Markets America, dated 12/31/21, due 01/03/22,0.040% total to be received $720,573 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 02/10/22 - 01/01/52, totaling $734,982)	720,571	720,571

*	Non-income producing security.

[1]

Some of these securities, amounting to $4,755,593 or 3.8% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31,2021, the value of these securities amounted to $7,789,997 or 6.2% of net assets.

[3]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31,2021. Rate will reset at a future date.

[4]

Variable rate security. The rate shown is based on the latest available information as of December 31,2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[5]	Perpetuity Bond. The date shown represents the next call date.

[6]	Principal amount stated in EURO dollars (EUR).

	Principal Amount	Value

RBC Dominion Securities, Inc., dated 12/31/21, due 01/03/22,0.050% total to be received $1,000,004 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 05/15/22 -12/01/51, totaling $1,020,000)	$1,000,000	$1,000,000

Total Joint Repurchase Agreements		1,720,571

Total Short-Term Investments (Cost $1,720,571)		1,720,571

Total Investments - 101.7% (Cost $96,432,423)		128,693,377

Other Assets, less Liabilities - (1.7)%		(2,121,559)

Net Assets - 100.0%		$126,571,818

[7]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[8]	Principal amount stated in Chinese Yuan (CNY).

[9]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

ADR	American Depositary Receipt

CMT	Constant Maturity Treasury

EMTN	European Medium Term Note

EPIC	Etablissement Public à caractere Industriel ou Commercial

FHLMC	Freddie Mac

FNMA	Fannie Mae

LIBOR	London Interbank Offered Rate

MTN	Medium-Term Note

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

30

AMG GW&K Global Allocation Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2[1]	Level 3	Total

Investments in Securities

Common Stocks

Information Technology	$16,896,244	$10,770,921	—	$27,667,165

Consumer Discretionary	7,856,024	11,528,612	—	19,384,636

Health Care	12,998,453	—	—	12,998,453

Financials	8,986,824	2,396,042	—	11,382,866

Communication Services	5,889,209	2,538,274	—	8,427,483

Industrials	4,177,470	2,953,795	—	7,131,265

Real Estate	2,872,350	—	—	2,872,350

Utilities	2,840,945	—	—	2,840,945

Corporate Bonds and Notes†	—	13,120,780	—	13,120,780

Municipal Bonds†	—	1,369,318	—	1,369,318

U.S. Government and Agency Obligations†	—	11,850,619	—	11,850,619

Foreign Government Obligations	—	7,926,926	—	7,926,926

Short-Term Investments

Joint Repurchase Agreements	—	1,720,571	—	1,720,571

Total Investments in Securities	$62,517,519	$66,175,858	—	$128,693,377

†

All corporate bonds and notes, municipal bonds, and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes, municipal bonds, and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31,2021, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at December 31,2021, was as follows:

Country	% of Long-Term Investments

Belgium	0.2

Bermuda	0.1

Canada	0.4

China	10.3

Côte d’lvoire	0.3

Finland	0.3

France	1.8

Germany	3.4

Hong Kong	1.9

India	4.7

Ireland	0.2

Itely	2.3

Japan	2.9

Country	% of Long-Term Investments

Liberia	0.1

Luxembourg	0.4

Netherlands	3.5

Norway	0.2

Philippines	0.4

South Korea	0.5

Taiwan	2.7

United Arab Emirates	0.3

United Kingdom	2.7

United States	60.4

100.0

The accompanying notes are an integral part of these financial statements.

31

Statement of Assets and Liabilities December 31, 2021

	AMG GW&K Small Cap Core Fund	AMG GW&K Small Cap Value Fund	AMG GW&K Small/Mid Cap Fund	AMG GW&K Global Allocation Fund

Assets:

Investments at value[1] (including securities on loan valued at $35,945,664, $14,980,710, $26,963,926, and $4,755,593, respectively)	$752,057,309	$368,698,255	$541,532,020	$128,693,377

Cash	8,407,666	2,164,972	9,536,310	–

Foreign currency[2]	–	–	–	265,834

Receivable for investments sold	–	1,420,083	–	4,203,477

Dividend and interest receivables	388,845	362,641	148,178	295,155

Securities lending income receivable	2,904	1,431	3,218	872

Receivable for Fund shares sold	442,435	72,353	12,556,318	200,624

Receivable from affiliate	7,847	–	23,855	–

Prepaid expenses and other assets	21,470	15,305	13,569	21,564

Total assets	761,328,476	372,735,040	563,813,468	133,680,903

Liabilities:

Payable upon return of securities loaned	2,198,953	–	–	1,720,571

Payable for Fund shares repurchased	983,195	173,554	27,171	3,534,784

Interfund loan payable	–	–	–	1,641,021

Accrued expenses:

Investment advisory and management fees	445,021	220,350	282,385	95,709

Administrative fees	95,361	46,722	68,319	17,506

Distribution fees	2,349	–	14,723	8,881

Shareholder service fees	24,580	52,630	11,612	7,849

Other	124,009	109,199	97,913	82,764

Total liabilities	3,873,468	602,455	502,123	7,109,085

Net Assets	$757,455,008	$372,132,585	$563,311,345	$126,571,818

[1] Investments at cost	$502,358,938	$286,517,400	$389,214,066	$96,432,423

[2] Foreign currency at cost	–	–	–	$264,492

The accompanying notes are an integral part of these financial statements.

32

Statement of Assets and Liabilities (continued)

	AMG GW&K Small Cap Core Fund	AMG GW&K Small Cap Value Fund	AMG GW&K Small/Mid Cap Fund	AMG GW&K Global Allocation Fund

Net Assets Represent:

Paid-in capital	$511,349,907	$288,400,551	$405,020,780	$90,296,317

Total distributable earnings	246,105,101	83,732,034	158,290,565	36,275,501

Net Assets	$757,455,008	$372,132,585	$563,311,345	$126,571,818

Class N:

Net Assets	$11,278,273	$223,585,743	$70,736,196	$41,938,634

Shares outstanding	340,443	7,235,174	3,706,444	2,150,166

Net asset value, offering and redemption price per share	$33.13	$30.90	$19.08	$19.50

Class I:

Net Assets	$546,325,641	$115,837,211	$293,613,809	$81,514,962

Shares outstanding	16,057,929	3,752,564	15,330,170	4,128,106

Net asset value, offering and redemption price per share	$34.02	$30.87	$19.15	$19.75

Class Z:

Net Assets	$199,851,094	$32,709,631	$198,961,340	$3,118,222

Shares outstanding	5,869,515	1,063,541	10,372,179	157,824

Net asset value, offering and redemption price per share	$34.05	$30.76	$19.18	$19.76

The accompanying notes are an integral part of these financial statements.

33

Statement of Operations For the fiscal year ended December 31, 2021

	AMG GW&K Small Cap Core Fund	AMG GW&K Small Cap Value Fund	AMG GW&K Small/Mid Cap Fund	AMG GW&K Global Allocation Fund
Investment Income:

Dividend income	$5,811,232	$5,004,419	$3,381,885	$538,603

Interest income	749	–	230	760,974

Securities lending income	72,747	23,835	33,756	16,528

Foreign withholding tax	(20,785)	–	(12,944)	(46,341)

Total investment income	5,863,943	5,028,254	3,402,927	1,269,764

Expenses:

Investment advisory and management fees	4,828,317	2,501,302	2,831,620	896,197

Administrative fees	1,034,639	535,994	685,069	224,049

Distribution fees - Class N	26,014	–	142,062	119,896

Shareholder servicing fees - Class N	15,608	604,339	–	–

Shareholder servicing fees - Class I	272,701	49,757	122,320	97,836

Registration fees	59,414	56,702	44,075	48,914

Custodian fees	57,918	32,094	40,877	31,153

Professional fees	54,309	44,626	61,930	49,188

Trustee fees and expenses	47,748	23,927	30,708	10,030

Reports to shareholders	26,118	35,316	31,527	–

Transfer agent fees	24,279	28,384	21,884	12,140

Interest expense	2,661	2,181	–	42

Miscellaneous	19,123	10,337	10,071	1,325

Repayment of prior reimbursements	63,818	–	29,974	–

Total expenses before offsets	6,532,667	3,924,959	4,052,117	1,490,770
Expense reimbursements	(7,847)	(52,722)	(42,690)	(63,131)
Expense reductions	(31,864)	(76,831)	(28,705)	–

Net expenses	6,492,956	3,795,406	3,980,722	1,427,639

Net investment income (loss)	(629,013)	1,232,848	(577,795)	(157,875)

Net Realized and Unrealized Gain:

Net realized gain on investments	49,419,834	38,956,174	32,735,934	8,637,890

Net realized loss on foreign currency transactions	–	–	–	(16,235)

Net change in unrealized appreciation/depreciation on investments	79,668,547	60,248,817	63,516,205	(4,390,830)

Net change in unrealized appreciation/depreciation on foreign currency translations	–	–	–	(12,934)

Net realized and unrealized gain	129,088,381	99,204,991	96,252,139	4,217,891

Net increase in net assets resulting from operations	$128,459,368	$100,437,839	$95,674,344	$4,060,016

The accompanying notes are an integral part of these financial statements.

34

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG GW&K Small Cap Core Fund		AMG GW&K Small Cap Value Fund
	2021	2020	2021	2020

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income (loss)	$(629,013)	$1,002,236	$1,232,848	$1,157,753

Net realized gain on investments	49,419,834	29,838,323	38,956,174	106,326,548

Net change in unrealized appreciation/depreciation on investments	79,668,547	72,950,806	60,248,817	(122,030,123)

Net increase (decrease) in net assets resulting from operations	128,459,368	103,791,365	100,437,839	(14,545,822)

Distributions to Shareholders:

Class N	(949,945)	(206,153)	(28,587,718)	(78,448,514)

Class I	(46,514,091)	(11,703,788)	(12,015,888)	(32,924,631)

Class Z	(15,991,224)	(3,120,957)	(1,267,238)	(3,178,095)

Total distributions to shareholders	(63,455,260)	(15,030,898)	(41,870,844)	(114,551,240)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	87,562,396	64,165,490	(23,573,512)	(27,451,765)

Total increase (decrease) in net assets	152,566,504	152,925,957	34,993,483	(156,548,827)

Net Assets:

Beginning of year	604,888,504	451,962,547	337,139,102	493,687,929

End of year	$757,455,008	$604,888,504	$372,132,585	$337,139,102

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

35

Statements of Changes in Net Assets (continued) For the fiscal years ended December 31,

	AMG GW&K Small/Mid Cap Fund		AMG GW&K Global Allocation Fund
	2021	2020	2021	2020

Increase in Net Assets Resulting From Operations:

Net investment income (loss)	$(577,795)	$295,299	$(157,875)	$1,207,441

Net realized gain (loss) on investments	32,735,934	4,655,713	8,621,655	(971,068)

Net change in unrealized appreciation/depreciation on investments	63,516,205	45,255,119	(4,403,764)	15,233,111

Net increase in net assets resulting from operations	95,674,344	50,206,131	4,060,016	15,469,484

Distributions to Shareholders:

From net investment income and/or realized gain on investments:

Class N	(3,691,812)	–	(999,921)	(1,802,668)

Class I	(14,552,343)	(194,295)	(2,220,592)	(4,171,934)

Class Z	(10,207,781)	(187,001)	(78,887)	(215,224)

From paid-in capital:

Class N	–	–	–	(11,312)

Class I	–	–	–	(26,180)

Class Z	–	–	–	(1,351)

Total distributions to shareholders	(28,451,936)	(381,296)	(3,299,400)	(6,228,669)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	225,319,643	22,104,665	(27,205,033)	(107,931,884)

Total increase (decrease) in net assets	292,542,051	71,929,500	(26,444,417)	(98,691,069)

Net Assets:

Beginning of year	270,769,294	198,839,794	153,016,235	251,707,304

End of year	$563,311,345	$270,769,294	$126,571,818	$153,016,235

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

36

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$29.97	$26.09	$21.03	$28.04	$24.57

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.15)	(0.03)	(0.04)	(0.04)	(0.06)[3]

Net realized and unrealized gain (loss) on investments	6.34	4.64	6.47	(3.95)	5.06

Total income (loss) from investment operations	6.19	4.61	6.43	(3.99)	5.00

Less Distributions to Shareholders from:

Net realized gain on investments	(3.03)	(0.73)	(1.37)	(3.02)	(1.53)

Net Asset Value, End of Year	$33.13	$29.97	$26.09	$21.03	$28.04

Total Return[2],[4]	21.01%	17.73%	30.66%	(14.08)%	20.32%

Ratio of net expenses to average net assets[5]	1.30%[6]	1.29%	1.29%	1.28%	1.32%

Ratio of gross expenses to average net assets[7]	1.30%[6]	1.30%	1.31%	1.28%	1.33%

Ratio of net investment loss to average net assets[2]	(0.45)%	(0.14)%	(0.15)%	(0.13)%	(0.21)%

Portfolio turnover	33%	37%	20%	25%	23%

Net assets end of year (000’s) omitted	$11,278	$8,667	$10,239	$12,655	$24,989

37

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2021	2020	2019	2018	2017[8]

Net Asset Value, Beginning of Year	$30.61	$26.57	$21.37	$28.42	$24.84

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	(0.03)	0.05	0.05	0.06	0.07 [3]

Net realized and unrealized gain (loss) on investments	6.47	4.76	6.58	(4.03)	5.10

Total income (loss) from investment operations	6.44	4.81	6.63	(3.97)	5.17

Less Distributions to Shareholders from:

Net investment income	—	(0.04)	(0.06)	(0.06)	(0.06)

Net realized gain on investments	(3.03)	(0.73)	(1.37)	(3.02)	(1.53)

Total distributions to shareholders	(3.03)	(0.77)	(1.43)	(3.08)	(1.59)

Net Asset Value, End of Year	$34.02	$30.61	$26.57	$21.37	$28.42

Total Return[2],[4]	21.38%	18.16%	31.13%	(13.83)%	20.79%

Ratio of net expenses to average net assets[5]	0.95%[6]	0.94%	0.94%	0.95%	0.95%

Ratio of gross expenses to average net assets[7]	0.95%[6]	0.95%	0.96%	0.95%	0.96%

Ratio of net investment income (loss) to average net assets[2]	(0.10)%	0.21%	0.20%	0.20%	0.24%

Portfolio turnover	33%	37%	20%	25%	23%

Net assets end of year (000’s) omitted	$546,326	$470,373	$331,703	$311,252	$403,309

38

AMG GW&K Small Cap Core Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,				For the fiscal period ended December 31,

Class Z	2021	2020	2019	2018	2017[9]

Net Asset Value, Beginning of Period	$30.61	$26.57	$21.37	$28.42	$26.13

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	(0.02)	0.07	0.06	0.07	0.14 [3]

Net realized and unrealized gain (loss) on investments	6.49	4.75	6.59	(4.03)	3.75

Total income (loss) from investment operations	6.47	4.82	6.65	(3.96)	3.89

Less Distributions to Shareholders from:

Net investment income	—	(0.05)	(0.08)	(0.07)	(0.07)

Net realized gain on investments	(3.03)	(0.73)	1.37)	(3.02)	(1.53)

Total distributions to shareholders	(3.03)	(0.78)	(1.45)	(3.09)	(1.60)

Net Asset Value, End of Period	$34.05	$30.61	$26.57	$21.37	$28.42

Total Return[2],[4]	21.48%	18.21%	31.13%	(13.73)%	14.87%[10]

Ratio of net expenses to average net assets[5]	0.90%[6]	0.89%	0.89%	0.90%	0.90%[11]

Ratio of gross expenses to average net assets[7]	0.90%[6]	0.90%	0.91%	0.90%	0.91%[11]

Ratio of net investment income (loss) to average net assets[2]	(0.05)%	0.26%	0.25%	0.25%	0.56%[11]

Portfolio turnover	33%	37%	20%	25%	23%

Net assets end of period (000’s) omitted	$199,851	$125,848	$110,020	$85,009	$108,047

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $(0.12), $0,01, and $0,09 for Class N, Class I and Class Z shares, respectively.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]

Includes reduction from broker recapture amounting to less than 0,01% for the fiscal year ended December 31,2021,0,01% for the fiscal years ended 2020 and 2019, less than 0,01% for the fiscal year ended 2018 and period ended December 31,2017.

[6]	Such ratio includes recapture of waived/reimbursed fees from prior periods.
[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[8]	Effective June 23,2017, Class S shares were converted to Class I shares.
[9]	Commencement of operations was on February 27,2017.
[10]	Not annualized.
[11]	Annualized.

39

AMG GW&K Small Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2021	2020	2019	2018	2017[1]

Net Asset Value, Beginning of Year	$26.71	$37.16	$30.93	$43.98	$43.30

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	0.09	0.08	0.07	(0.01)	(0.08)

Net realized and unrealized gain (loss) on investments	8.41	1.00	8.79	(8.40)	3.73

Total income (loss) from investment operations	8.50	1.08	8.86	(8.41)	3.65

Less Distributions to Shareholders from:

Net investment income	(0.08)	(0.08)	(0.09)	—	—

Net realized gain on investments	(4.23)	(11.45)	(2.54)	(4.64)	(2.97)

Total distributions to shareholders	(4.31)	(11.53)	(2.63)	(4.64)	(2.97)

Net Asset Value, End of Year	$30.90	$26.71	$37.16	$30.93	$43.98

Total Return[3],[4]	32.93%	3.29%	28.64%	(19.00)%	8.39%

Ratio of net expenses to average net assets	1.13%[5]	1.17%	1.17%	1.17%	1.25%

Ratio of gross expenses to average net assets[6]	1.17%	1.21%	1.20%	1.18%	1.27%

Ratio of net investment income (loss) to average net assets[3]	0.28%	0.28%	0.19%	(0.03)%	(0.18)%

Portfolio turnover	41%	115%	20%	24%	33%

Net assets end of year (000’s) omitted	$223,586	$243,655	$359,550	$425,540	$923,139

40

AMG GW&K Small Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,				For the fiscal period ended December 31,

Class I	2021	2020	2019	2018	2017[7]

Net Asset Value, Beginning of Period	$26.79	$37.23	$31.05	$44.06	$43.64

Income (loss) from Investment Operations:

Net investment income[2,3]	0.15	0.14	0.13	0.06	0.02

Net realized and unrealized gain (loss) on investments	8.42	1.02	8.83	(8.43)	3.37

Total income (loss) from investment operations	8.57	1.16	8.96	(8.37)	3.39

Less Distributions to Shareholders from:

Net investment income	(0.26)	(0.15)	(0.24)	—	—

Net realized gain on investments	(4.23)	(11.45)	(2.54)	(4.64)	(2.97)

Total distributions to shareholders	(4.49)	(11.60)	(2.78)	(4.64)	(2.97)

Net Asset Value, End of Period	$30.87	$26.79	$37.23	$31.05	$44.06

Total Return[3],[4]	33.17%	3.50%	28.86%	(18.88)%	7.73%[8]

Ratio of net expenses to average net assets	0.93%[5]	0.99%	1.01%	1.01%	1.13%[9]

Ratio of gross expenses to average net assets[6]	0.97%	1.03%	1.04%	1.02%	1.15%[9]

Ratio of net investment income to average net assets[3]	0.48%	0.46%	0.35%	0.13%	0.06%[9]

Portfolio turnover	41%	115%	20%	24%	33%

Net assets end of period (000’s) omitted	$115,837	$83,003	$122,323	$306,757	$362,723

41

AMG GW&K Small Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,				For the fiscal period ended December 31,

Class Z	2021	2020	2019	2018	2017[7]

Net Asset Value, Beginning of Period	$26.72	$37.16	$31.10	$44.08	$43.64

Income (loss) from Investment Operations:

Net investment income[2,3]	0.16	0.16	0.16	0.10	0.08

Net realized and unrealized gain (loss) on investments	8.41	1.02	8.84	(8.44)	3.33

Total income (loss) from investment operations	8.57	1.18	9.00	(8.34)	3.41

Less Distributions to Shareholders from:

Net investment income	(0.30)	(0.17)	(0.40)	—	—

Net realized gain on investments	(4.23)	(11.45)	(2.54)	(4.64)	(2.97)

Total distributions to shareholders	(4.53)	(11.62)	(2.94)	(4.64)	(2.97)

Net Asset Value, End of Period	$30.76	$26.72	$37.16	$31.10	$44.08

Total Return[3],[4]	33.27%	3.57%	28.94%	(18.80)%	7.78%[8]

Ratio of net expenses to average net assets	0.88%[5]	0.92%	0.92%	0.92%	0.98%[9]

Ratio of gross expenses to average net assets[6]	0.92%	0.96%	0.95%	0.93%	1.00%[9]

Ratio of net investment income to average net assets[3]	0.53%	0.53%	0.44%	0.22%	0.21%[9]

Portfolio turnover	41%	115%	20%	24%	33%

Net assets end of period (000’s) omitted	$32,710	$10,481	$11,815	$16,969	$9,929

[1]	Effective February 27, 2017, Class S was renamed Class N.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]	Includes reduction from broker recapture amounting to 0,02% for the fiscal year ended December 31,2021.
[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[7]	Commencement of operations was on February 27,2017.
[8]	Not annualized.
[9]	Annualized.

42

AMG GW&K Small/Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,				For the fiscal period ended December 31,

Class N	2021	2020	2019	2018	2017[1]

Net Asset Value, Beginning of Period	$16.04	$13.03	$9.99	$11.15	$10.35

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	(0.06)	(0.01)	0.00 [4]	(0.01)	0.01 [5]

Net realized and unrealized gain (loss) on investments	4.14	3.02	3.07	(0.91)	0.94

Total income (loss) from investment operations	4.08	3.01	3.07	(0.92)	0.95

Less Distributions to Shareholders from:

Net investment income	—	—	(0.01)	—	—

Net realized gain on investments	(1.04)	—	(0.02)	(0.24)	(0.15)

Total distributions to shareholders	(1.04)	—	(0.03)	(0.24)	(0.15)

Net Asset Value, End of Period	$19.08	$16.04	$13.03	$9.99	$11.15

Total Return[3],[6]	25.63%	23.10%	30.64%	(8.25)%	9.17%[7]

Ratio of net expenses to average net assets[8]	1.06%	1.10%	1.09%	1.09%	1.10%[9]

Ratio of gross expenses to average net assets[10]	1.08%	1.13%	1.14%	1.16%	1.71%[9]

Ratio of net investment income (loss) to average net assets[3]	(0.32)%	(0.07)%	0.02%	(0.09)%	0.12%[9]

Portfolio turnover	19%	29%	18%	53%	38%

Net assets end of period (000’s) omitted	$70,736	$224	$172	$89	$11

43

AMG GW&K Small/Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$16.06	$13.04	$9.99	$11.15	$9.80

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	(0.02)	0.01	0.02	0.01	0.03 [5]

Net realized and unrealized gain (loss) on investments	4.15	3.03	3.07	(0.92)	1.48

Total income (loss) from investment operations	4.13	3.04	3.09	(0.91)	1.51

Less Distributions to Shareholders from:

Net investment income	—	(0.02)	(0.02)	(0.01)	(0.01)
Net realized gain on investments	(1.04)	—	(0.02)	(0.24)	(0.15)

Total distributions to shareholders	(1.04)	(0.02)	(0.04)	(0.25)	(0.16)

Net Asset Value, End of Year	$19.15	$16.06	$13.04	$9.99	$11.15

Total Return[3],[6]	25.91%	23.31%	30.86%	(8.15)%	15.44%

Ratio of net expenses to average net assets[8]	0.86%	0.92%	0.94%	0.94%	0.94%

Ratio of gross expenses to average net assets[10]	0.88%	0.95%	0.99%	1.01%	1.62%

Ratio of net investment income (loss) to average net assets[3]	(0.12)%	0.11%	0.17%	0.06%	0.26%

Portfolio turnover	19%	29%	18%	53%	38%

Net assets end of year (000’s) omitted	$293,614	$165,840	$102,784	$54,376	$24,266

44

AMG GW&K Small/Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,				For the fiscal period ended December 31,

Class Z	2021	2020	2019	2018	2017[1]

Net Asset Value, Beginning of Period	$16.07	$13.05	$10.00	$11.15	$10.35

Income (loss) from Investment Operations:

Net investment income (loss)[2,3]	(0.01)	0.02	0.03	0.02	0.03 [5]

Net realized and unrealized gain (loss) on investments	4.16	3.03	3.07	(0.91)	0.94

Total income (loss) from investment operations	4.15	3.05	3.10	(0.89)	0.97

Less Distributions to Shareholders from:

Net investment income	—	(0.03)	(0.03)	(0.02)	(0.02)

Net realized gain on investments	(1.04)	—	(0.02)	(0.24)	(0.15)

Total distributions to shareholders	(1.04)	(0.03)	(0.05)	(0.26)	(0.17)
Net Asset Value, End of Period	$19.18	$16.07	$13.05	$10.00	$11.15

Total Return[3],[6]	26.02%	23.37%	30.94%	(7.98)%	9.34%[7]

Ratio of net expenses to average net assets[8]	0.81%	0.83%	0.84%	0.84%	0.85%[9]

Ratio of gross expenses to average net assets[10]	0.83%	0.86%	0.89%	0.91%	1.46%[9]

Ratio of net investment income (loss) to average net assets[3]	(0.07)%	0.19%	0.27%	0.16%	0.37%[9]

Portfolio turnover	19%	29%	18%	53%	38%

Net assets end of period (000’s) omitted	$198,961	$104,705	$95,884	$65,375	$6,980

[1]	Commencement of operations was on February 27, 2017.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[4]	Less than $0.005 per share.
[5]	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $(0,01), $0.00, and $0.01 for Class N, Class I and Class Z, respectively.
[6]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[7]	Not annualized.
[8]	Includes reduction from broker recapture amounting to 0.01% for the fiscal year ended 2021, 2020, 2019, 2018, and less than 0.01% for the fiscal year ended 2017.
[9]	Annualized.
[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

45

AMG GW&K Global Allocation Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$19.50	$17.04	$15.45	$17.03	$15.45

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	(0.04)	0.10	0.25	0.18	0.10

Net realized and unrealized gain (loss) on investments	0.51	2.93	2.35	(0.67)	2.30

Total income (loss) from investment operations	0.47	3.03	2.60	(0.49)	2.40

Less Distributions to Shareholders from:

Net investment income	(0.00)[3]	(0.09)	(0.27)	(0.16)	(0.11)

Net realized gain on investments	(0.47)	(0.48)	(0.74)	(0.93)	(0.71)

Paid in capital	—	(0.00)[3]	—	—	—

Total distributions to shareholders	(0.47)	(0.57)	(1.01)	(1.09)	(0.82)

Net Asset Value, End of Year	$19.50	$19.50	$17.04	$15.45	$17.03

Total Return[2],[4]	2.44%	18.92%	16.96%	(2.89)%	15.54%

Ratio of net expenses to average net assets[5]	1.06%	1.07%	1.08%	1.08%	1.09%

Ratio of gross expenses to average net assets[6]	1.10%	1.19%	1.16%	1.15%	1.14%

Ratio of net investment income (loss) to average net assets[2]	(0.21)%	0.60%	1.51%	1.02%	0.63%

Portfolio turnover	36%	156%	123%	80%	75%

Net assets end of year (000’s) omitted	$41,939	$51,415	$69,774	$75,271	$74,315

46

AMG GW&K Global Allocation Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$19.71	$17.22	$15.60	$17.19	$15.59

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	(0.01)	0.13	0.28	0.21	0.13

Net realized and unrealized gain (loss) on investments	0.53	2.95	2.38	(0.68)	2.31

Total income (loss) from investment operations	0.52	3.08	2.66	(0.47)	2.44

Less Distributions to Shareholders from:

Net investment income	(0.01)	(0.11)	(0.30)	(0.19)	(0.13)

Net realized gain on investments	(0.47)	(0.48)	(0.74)	(0.93)	(0.71)

Paid in capital	—	(0.00)[3]	—	—	—

Total distributions to shareholders	(0.48)	(0.59)	(1.04)	(1.12)	(0.84)

Net Asset Value, End of Year	$19.75	$19.71	$17.22	$15.60	$17.19

Total Return[2],[4]	2.60%	19.08%	17.17%	(2.77)%	15.71%

Ratio of net expenses to average net assets[5]	0.91%	0.92%	0.93%	0.92%	0.94%

Ratio of gross expenses to average net assets[6]	0.95%	1.04%	1.01%	0.99%	0.99%

Ratio of net investment income (loss) to average net assets[2]	(0.06)%	0.75%	1.66%	1.18%	0.78%

Portfolio turnover	36%	156%	123%	80%	75%

Net assets end of year (000’s) omitted	$81,515	$97,869	$173,575	$166,554	$114,913

47

AMG GW&K Global Allocation Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$19.71	$17.21	$15.60	$17.19	$15.58

Income (loss) from Investment Operations:

Net investment income[1,2]	0.01	0.14	0.30	0.22	0.15

Net realized and unrealized gain (loss) on investments	0.52	2.97	2.37	(0.67)	2.32

Total income (loss) from investment operations	0.53	3.11	2.67	(0.45)	2.47

Less Distributions to Shareholders from:

Net investment income	(0.01)	(0.13)	(0.32)	(0.21)	(0.15)

Net realized gain on investments	(0.47)	(0.48)	(0.74)	(0.93)	(0.71)

Paid in capital	—	(0.00)[3]	—	—	—

Total distributions to shareholders	(0.48)	(0.61)	(1.06)	(1.14)	(0.86)

Net Asset Value, End of Year	$19.76	$19.71	$17.21	$15.60	$17.19

Total Return[2,4]	2.73%	19.28%	17.21%	(2.68)%	15.90%

Ratio of net expenses to average net assets[5]	0.81%	0.82%	0.83%	0.83%	0.84%

Ratio of gross expenses to average net assets[6]	0.85%	0.94%	0.91%	0.90%	0.89%

Ratio of net investment income to average net assets[2]	0.04%	0.85%	1.76%	1.27%	0.88%

Portfolio turnover	36%	156%	123%	80%	75%

Net assets end of year (000’s) omitted	$3,118	$3,733	$8,358	$8,429	$7,060

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	Less than $(0.005) per share.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]

Includes reduction from broker recapture amounting to less than 0.01% for the fiscal year ended December 31,2020,0.01% for the fiscal years ended December 31,2019 and 2018, less than 0.01% and 0.01% for the fiscal years ended 2017 and 2016, respectively.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

48

Notes to Financial Statements December 31, 2021

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds II (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG GW&K Small Cap Core Fund (“Small Cap Core”), AMG GW&K Small Cap Value (“Small Cap Value”) and GW&K Small/Mid Cap Fund (“Small/Mid Cap”) and AMG Funds II: AMG GW&K Global Allocation Fund (“Global Allocation”), each a “Fund” and collectively, the “Funds”.

Each Fund offers Class N shares, Class I shares and Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the Funds and thus Fund performance.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

For the Funds, equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price for Small Cap Core, Small Cap Value and Small/Mid Cap, or the mean between the last quoted bid and ask prices (the “mean price”) for Global Allocation. Equity securities held by the Funds that are traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) held by the Funds are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price. Effective October 1, 2021, equity securities lacking any sales in Global Allocation are valued at the last quoted bid price and equity securities traded in the over-the-counter market (other than NMS securities) in each Fund are valued at the bid price, As of October 1,2021, there was no impact to the Funds due to the changes in valuation policy.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Effective October 1, 2021, fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price provided by an authorized pricing service. As of October 1, 2021, the impact of the change in valuation policy to Global Allocation was $39,016 of change in unrealized appreciation/deprecation, which equates to 0.01 Net Asset Value per share.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Boards of Trustees of the Trusts (the “Boards”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and underthe general supervision of the Boards. The Valuation Committee, which is comprised of the Independent Trustees of the Boards, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Boards to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Boards’ valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trusts’ securities valuation procedures, the Valuation Committee, seeks to determine the price that a Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Boards will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Boards have adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

49

Notes to Financial Statements (continued)

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the

Funds become aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Small Cap Core, Small Cap Value and Small/Mid Cap had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended December 31, 2021, the impact on the expenses and expense ratios were as follows: Small Cap Core $31,864 or less than 0.01%, Small Cap Value $76,831 or 0.02% and Small/Mid Cap $28,705 or 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income. expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to adjustments related to mergers and net operating losses. Temporary differences are primarily due to the deferral of late year losses and wash sale loss deferrals.

The tax character of distributions paid during the fiscal years ended December 31,2021 and December 31,2020 were as follows:

	Small Cap Core		Small Cap Value

Distributions paid from:	2021	2020	2021	2020
Ordinary income*	$12,026,639	$4,358,429	$29,494,137	$6,081,044
Long-term capital gains	51,428,621	10,672,469	12,376,707	108,470,196

	$63,455,260	$15,030,898	$41,870,844	$114,551,240

50

Notes to Financial Statements (continued)

	Small/Mid Cap		Global Allocation

Distributions paid from:	2021	2020	2021	2020

Ordinary income*	$2,786,628	$357,747	–	$1,199,737

Long-term capital gains	25,665,308	23,549	$3,299,400	4,990,089

Paid-in capital	–	–	–	38,843

	$28,451,936	$381,296	$3,299,400	$6,228,669

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2021, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap Core	Small Cap Value	Small/Mid Cap	Global Allocation

Undistributed ordinary income	$186,696	$1,250,137	$152,612	–

Undistributed long-term capital gains	–	1,493,768	6,759,461	$4,080,472

Late-year loss deferral	225,157	–	–	8,158

At December 31, 2021 the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Appreciation

Small Cap Core	$505,913,747	$258,271,278	$(12,127,716)	$246,143,562

Small Cap Value	287,705,636	88,544,690	(7,552,071)	80,992,619

Small/Mid Cap	390,153,529	157,911,189	(6,532,697)	151,378,492

Global Allocation	96,491,058	34,202,988	(1,999,801)	32,203,187

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2021, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2021, the Funds had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended December 31, 2022, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

For the fiscal year ended December 31, 2021, the following Funds utilized capital loss carryovers in the amount of:

Fund	Short-Term	Long-Term
Small/Mid Cap	–	$607,944

Global Allocation	$1,150,789	–

51

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trusts’ Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended December 31, 2021 and December 31, 2020, the capital stock transactions by class for the Funds were as follows:

		Small Cap Core				Small Cap Value

	December 31, 2021		December 31, 2020		December 31, 2021		December 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	84,169	$2,934,323	81,195	$1,849,925	646,059	$20,089,418	874,807	$25,658,252

Reinvestment of distributions	29,602	949,062	7,028	206,122	964,248	28,375,377	2,953,511	77,884,081

Proceeds from sale of shares issued in connection with merger[1]	–	–	–	–	186,108	5,493,756	–	–

Cost of shares repurchased	(62,485)	(2,150,775)	(191,533)	(4,505,002)	(3,681,845)	(115,582,183)	(4,383,180)	(125,831,759)

Net increase (decrease)	51,286	$1,732,610	(103,310)	$(2,448,955)	(1,885,430)	$(61,623,632)	(554,862)	$(22,289,426)

Class I:

Proceeds from sale of shares	2,645,735	$91,738,088	6,647,636	$153,200,697	341,959	$10,607,900	669,037	$19,414,296

Reinvestment of distributions	1,277,694	42,061,693	348,162	10,423,972	396,269	11,704,153	1,212,187	32,050,234

Proceeds from sale of shares issued in connection with merger[1]	–	–	–	–	1,824,176	53,997,408	–	–

Cost of shares repurchased	(3,234,127)	(111,529,391)	(4,112,470)	(96,834,817)	(1,908,490)	(57,882,036)	(2,068,313)	(58,336,031)

Net increase (decrease)	689,302	$22,270,390	2,883,328	$66,789,852	653,914	$18,427,425	(187,089)	$(6,871,501)

Class Z:

Proceeds from sale of shares	3,719,320	$134,331,474	222,490	$5,627,757	139,820	$4,232,314	34,276	$1,038,772

Reinvestment of distributions	441,716	14,554,549	104,205	3,120,958	42,709	1,267,237	120,519	3,178,096

Proceeds from sale of shares issued in connection with merger[1]	–	–	–	–	914,333	26,987,694	–	–

Cost of shares repurchased	(2,402,803)	(85,326,627)	(356,478)	(8,924,122)	(425,526)	(12,864,550)	(80,517)	(2,507,706)

Net increase (decrease)	1,758,233	$63,559,396	(29,783)	$(175,407)	671,336	$19,622,695	74,278	$1,709,162

		Small/Mid Cap				Global Allocation

	December 31, 2021		December 31, 2020		December 31, 2021		December 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	77,253	$1,461,251	727	$10,000	294,575	$5,879,209	359,114	$6,076,127

Reinvestment of distributions	188,828	3,512,206	–	–	47,121	910,836	114,659	1,674,037

Proceeds from sale of shares issued in connection with merger[1]	3,848,331	66,278,653	–	–	–	–	–	–

Cost of shares repurchased	(421,926)	(7,905,351)	–	–	(828,499)	(16,567,833)	(1,932,600)	(31,474,792)

Net increase (decrease)	3,692,486	$63,346,759	727	$10,000	(486,803)	$(9,777,788)	(1,458,827)	$(23,724,628)

52

Notes to Financial Statements (continued)

		Small/Mid Cap				Global Allocation

	December 31, 2021		December 31, 2020		December 31, 2021		December 31, 2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class I:

Proceeds from sale of shares	4,826,923	$88,859,351	4,771,671	$58,055,212	551,511	$11,042,654	2,038,932	$33,784,181

Reinvestment of distributions	738,929	13,795,804	11,292	178,297	31,565	617,691	112,082	1,651,265

Proceeds from sale of shares issued in connection with merger[1]	792,895	13,678,626	–	–	–	–	–	–

Cost of shares repurchased	(1,355,973)	(25,571,871)	(2,334,832)	(26,093,366)	(1,420,191)	(28,442,920)	(7,267,874)	(114,947,733)

Net increase (decrease)	5,002,774	$90,761,910	2,448,131	$32,140,143	(837,115)	$(16,782,575)	(5,116,860)	$(79,512,287)

Class Z:

Proceeds from sale of shares	3,681,463	$68,683,820	740,790	$9,664,314	11,662	$233,192	85,028	$1,346,330

Reinvestment of distributions	516,351	9,655,772	11,828	187,001	3,937	77,077	14,496	214,292

Proceeds from sale of shares issued in connection with merger[1]	780,901	13,486,545	–	–	–	–	–	–

Cost of shares repurchased	(1,120,356)	(20,615,163)	(1,583,660)	(19,896,793)	(47,183)	(954,939)	(395,703)	(6,255,591)

Net increase (decrease)	3,858,359	$71,210,974	(831,042)	$(10,045,478)	(31,584)	$(644,670)	(296,179)	$(4,694,969)

1 See Note 8 of the Notes to Financial Statements.

At December 31, 2021, certain unaffiliated shareholders of record, individually or collectively held greater than 10% of the net assets of the Funds as follows: Small/Mid Cap -one owns 14%. Transactions by these shareholders may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2021, the market value of Repurchase Agreements outstanding for Small Cap Core and Global Allocation were $2,198,953 and $1,720,571, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. SECURITIES TRANSACTED ON A WHEN ISSUED BASIS

Global Allocation may enter into To-Be-Announced (“TBA”) sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, with the same counterparty, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in Footnote 1a.

Each TBA contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is

53

Notes to Financial Statements (continued)

closed through the acquisition of an offsetting purchase commitment with the same broker, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

k. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

Global Allocation may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each Fund’s Schedule of Portfolio Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as an investment in securities and a forward sale commitment in the Fund’s Statement of Assets and Liabilities. For financial reporting purposes, the Fund does offset the receivable and payable for delayed delivery investments purchased and sold on TBA commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC, (“GW&K”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2021, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

Small Cap Core	0.70%
Small Cap Value	0.70%[1]
Small/MidCap	0.62%[2]
Global Allocation	0.60%

1 Prior to December 4, 2020, the annual rate for the investment management fees for Small Cap Value was 0.73% of the Fund’s average daily net assets.

2 Prior to October 8, 2020, the annual rate for the investment management fees for Small Mid/Cap was 0.65% of the Fund’s average daily net assets.

The Investment Manager has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Small Cap Core, Small Cap Value, Small/Mid Cap and Global Allocation to the annual rate of 0.90%, 0.90%, 0.82% and 0.81%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances. Prior to December 4, 2020, the expense limitation was 0.92% for Small Cap Value and prior to October 8, 2020, the expense limitation was 0.85% for Small/Mid Cap.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

At December 31, 2021, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	Small Cap Core	Small Cap Value	Small/Mid Cap	Global Allocation

Less than 1 year	–	$165,098	$68,437	$179,640
1-2 years	$17,562	144,468	48,533	203,900

2-3 years	7,847	52,722	42,690	63,131

Total	$25,409	$362,288	$159,660	$446,671

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective

54

Notes to Financial Statements (continued)

purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund, except Small Cap Value, may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% annually of each Fund’s, except Small Cap Value, average daily net assets attributable to the Class N shares. The portion of payments made under the plan by Class N shares of each Fund, except Small Cap Value, for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

For each of Class N shares and Class I shares of Small Cap Core and Small Cap Value, and for Small/Mid Cap and Global Allocation’s Class I shares, the Boards have approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2021, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

Small Cap Core

Class N	0.15%	0.15%

Class I	0.05%	0.05%

Small Cap Value

Class N	0.25%	0.25%

Class I	0.05%	0.05%

Small/Mid Cap

Class I	0.05%	0.05%

Global Allocation

Class I	0.10%	0.10%

The Boards provide supervision of the affairs of the Trusts and other trusts within the AMG Funds Family. The Trustees of the Trusts who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The

Chairman of the Boards and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the“SEC”) granted an exemptive order that permits certain eligible funds in the AMG

Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family.Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Boards, and the Boards monitor the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order,which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At December 31, 2021, Global Allocation had interfund loans of $1,641,021 outstanding.

The following Funds utilized the interfund loan program during the fiscal year ended December 31, 2021 as follows:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate

Small Cap Core	$3,218,752	9	$749	0.943%
Small/Mid Cap	1,535,382	6	230	0.911%

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

Small Cap Core	$17,670,946	6	$2,661	0.916%
Small Cap Value	14,059,729	6	2,181	0.944%

Global Allocation	1,641,021	1	42	0.928%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2021, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Small Cap Core	$243,405,539	$218,006,210

Small Cap Value	139,936,620	209,396,455

Small/Mid Cap	249,072,472	85,429,329

Global Allocation	39,891,492	65,573,717

Global Allocation purchases and sales of U.S. Government Obligations for the fiscal year ended December 31, 2021 were $11,735,749 and $11,851,081, respectively.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates.

55

Notes to Financial Statements (continued)

Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2021, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received
Small Cap Core	$35,945,664	$2,198,953	$34,998,873	$37,197,826
Small Cap Value	14,980,710	—	15,258,327	15,258,327
Small/Mid Cap	26,963,926	—	27,780,033	27,780,033
Global Allocation	4,755,593	1,720,571	3,354,347	5,074,918

The following table summarizes the securities received as collateral for securities lending at December 31, 2021:

Fund	Collateral Type	Coupon Range	Maturity Date Range

Small Cap Core	U.S. Treasury Obligations	0.000%-6.875%	01/31/22-11/15/51
Small Cap Value	U.S. Treasury Obligations	0.000%-6.875%	01/31/22-11/15/51

Small/Mid Cap	U.S. Treasury Obligations	0.000%-7.500%	01/31/22-08/15/51
Global Allocation	U.S. Treasury Obligations	0.000%-6.875%	01/31/22-11/15/50

5. FOREIGN SECURITIES

Global Allocation invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Fund’s investments in emerging market countries are exposed to additional risks. The Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

56

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2021:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Small Cap Core

Bank of America Securities, Inc.	$1,000,000	—	$1,000,000	$1,000,000	—

Citigroup Global Markets, Inc.	198,953	—	198,953	198,953	—

RBC Dominion Securities, Inc.	1,000,000	—	1,000,000	1,000,000	—

Total	$2,198,953	—	$2,198,953	$2,198,953	—

Global Allocation

Daiwa Capital Markets America	$720,571	—	$720,571	$720,571	—

RBC Dominion Securities, Inc.	1,000,000	—	1,000,000	1,000,000	—

Total	$1,720,571	—	$1,720,571	$1,720,571	—

8. FUND MERGER

On March 8, 2021, Small/Mid Cap acquired all the net assets of AMG GW&K Mid Cap Fund (“Mid Cap”) based on the respective valuations as of the close of business on March 5, 2021, pursuant to a Plan of Reorganization approved by the Board of Mid Cap on October 8, 2021.

The acquisition was accomplished by a tax-free exchange of 3,848,331 Class N shares of Small/Mid Cap at a net asset value of $17.22 per share for 2,667,192 Class N shares of Mid Cap; 792,895 Class I shares of Small/Mid Cap at a net asset value of $17.25 per share for 519,987 Class I shares of Mid Cap; and 780,901 Class Z shares of Small/Mid Cap at a net asset value of $17.27 per share for 474,356 Class Z shares of Mid Cap.

The net assets of Small/Mid Cap and Mid Cap immediately before the acquisition were $311,921,414 and $93,443,824, respectively, including unrealized appreciation of $16,703,006 for Mid Cap. Immediately after the acquisition, the combined net assets of Small/Mid Cap amounted to $405,365,238. For financial reporting purposes, assets received and shares issued by Small/Mid Cap were recorded at fair value; however, the cost basis of the investments received from Mid Cap was carried forward to align ongoing reporting of Small/Mid Cap’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

On August 9, 2021, Small Cap Value acquired all the net assets of AMG GW&K Small Cap Value Fund II (“Small Cap Value II”), a series of AMG Funds IV, based on the respective valuations as of the close of business on August 6, 2021, pursuant to a Plan of Reorganization approved by the Board of Small Cap Value II on March 17-18, 2021.

The acquisition was accomplished by a tax-free exchange of 186,108 Class N shares of Small Cap Value at a net asset value of $29.52 per share for 399,433 Class N shares of Small Cap Value II; 1,824,176 Class I shares of Small Cap Value at a net asset value of $29.60 per share for 3,846,984 Class I shares of Small Cap

Value II; and 914,333 Class Z shares of Small Cap Value at a net asset value of $29.52 per share for 1,924,341 Class Z shares of Small Cap Value II.

The net assets of Small Cap Value and Small Cap Value II immediately before the acquisition were $299,058,407 and $86,478,858, respectively, including unrealized appreciation of $7,179,547 for Small Cap Value II. Immediately after the acquisition, the combined net assets of Small Cap Value amounted to $385,537,265. For financial reporting purposes, assets received and shares issued by Small Cap Value were recorded at fair value; however, the cost basis of the investments received from Small Cap Value II was carried forward to align ongoing reporting of Small Cap Value’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming these reorganizations had been completed on January 1, 2021, the Funds’ results of operations for the fiscal year ended December 31, 2021 would have been as follows:

	Small/Mid Cap	Small Cap Value

Net Investment Income	$(381,491)	$1,325,967

Realized and Unrealized Gain on Investments	121,546,008	140,200,795

Net Increase to Net Assets from Operations	$121,164,517	$141,526,762

Because the combined investment portfolios have been managed as single portfolios since the reorganizations were completed, it is not practical to separate the amounts of revenue and earnings to the Funds that have been included in their statements of operations for the fiscal year ended December 31, 2021.

57

Notes to Financial Statements (continued)

9. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

58

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND AMG FUNDS II AND SHAREHOLDERS OF AMG GW&K SMALL CAP CORE FUND, AMG GW&K SMALL CAP VALUE FUND, AMG GW&K SMALL/MID CAP FUND, AND AMG GW&K GLOBAL ALLOCATION FUND

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Value Fund, AMG GW&K Small/Mid Cap Fund, (three of the funds constituting AMG Funds), and AMG GW&K Global Allocation Fund (one of the funds constituting AMG Funds II) (hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

59

Other Information (unaudited)

TAX INFORMATION

AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Value Fund, AMG GW&K Small/Mid Cap Fund and AMG GW&K Global Allocation Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2021 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Value Fund, AMG GW&K Small/Mid Cap Fund and AMG GW&K Global Allocation Fund each hereby designates $51,428,621, $12,376,707, $25,665,308 and $3,299,400, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2021, or if subsequently determined to be different, the net capital gains of such fiscal year.

60

AMG Funds Trustees and Officers

The Trustees and Officers of the Trusts, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trusts and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 680 Washington Blvd., Suite 500, Stamford, CT. 06901.
There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trusts’ organizational documents and policies adopted by the Boards from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 - AMG Funds • Trustee since 2012 - AMG Funds II • Oversees 42 Funds in Fund Complex	Bruce B. Bingham, 73 Partner, Hamilton Partners (real estate development firm) (1987-Current); Director of The Yacktman Funds (2 portfolios) (2000-2012).

• Trustee since 2013 - AMG Funds • Trustee since 2013 - AMG Funds II • Oversees 46 Funds in Fund Complex

Kurt A. Keilhacker, 58

Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016); Board Member, 6wind SA (2002-2019).

• Trustee since 2000 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 42 Funds in Fund Complex

Steven J. Paggioli, 71

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Director, The Wadsworth Group; Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC and First Fund Distributors, INC. (1990-2001).

• Independent Chairman • Trustee since 2000 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 46 Funds in Fund Complex

Eric Rakowski, 63

Professor of Law, University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Director of Harding, Loevner Funds, Inc. (10 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

• Trustee since 2013 - AMG Funds • Trustee since 2013 - AMG Funds II • Oversees 46 Funds in Fund Complex

Victoria L. Sassine, 56

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson of the Board of Directors of Business Management Associates (2018 to 2019).

• Trustee since 2000 - AMG Funds II • Trustee since 2004 - AMG Funds • Oversees 42 Funds in Fund Complex

Thomas R. Schneeweis, 74

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Co-Founder and Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Co-Owner, Yes Wealth Management (2018-Present); Director, CAIA Foundation (2010-2019); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC (formerly Schneeweis Partners, LLC) (2001-2013).

61

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 46 Funds in Fund Complex

Christine C. Carsman, 69

Affiliated Managers Group, Inc. (2004-Present): Senior Policy Advisor (2019-Present), Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel (2017-2018), Senior Vice President and Deputy General Counsel (2011-2016), Senior Vice President and Chief Regulatory Counsel (2007-2011), Vice President and Chief Regulatory Counsel (2004-2007); Chair of the Board of Directors, AMG Funds plc (2015-2018); Director, AMG Funds plc (2010-2018); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Director Emeritus of Harding, Loevner Funds, Inc. (0 Portfolios) (2021- Present); Director of Harding, Loevner Funds, Inc. (9 portfolios) (2017-2020).

• Trustee since 2021 • Oversees 46 Funds in Fund Complex

Garret W.Weston, 40

Affiliated Managers Group, Inc. (2008-Present): Managing Director, Co-Head of Affiliate Engagement (2021-Present), Senior Vice President, Affiliate Development (2016-2021), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2012-2015), Senior Associate, New Investments (2008-2012); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006).

Officers
Position(s) Held with Fund and Length of Time Served Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 63

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 56

Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 55

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 51

Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer and Sarbanes-Oxley Code of Ethics since 2019

Patrick J. Spellman, 47

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

62

AMG Funds Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• Assistant Secretary since 2016

Maureen A. Meredith, 36

Vice President, Senior Counsel, AMG Funds LLC (2021-Present); Vice President, Counsel, AMG Funds LLC (2019-2021); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 44

Director, Legal and Compliance, AMG Funds LLC (2020-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014).

63

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford,CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

6023 Airport Road

Oriskany, NY 13424

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Funds’ website at amgfunds.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Beutel Goodman International Equity

Beutel, Goodman & Company Ltd.

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap

AMG GW&K Small/Mid Cap Growth

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road International Value Equity

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

amgfunds.com |	123121 AR089

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund - AMG Funds	Fiscal 2021	Fiscal 2020
AMG GW&K Municipal Enhanced Yield Fund	$36,695	$35,073
AMG GW&K Small Cap Core Fund	$28,816	$28,423
AMG GW&K Municipal Bond Fund	$46,980	$43,516
AMG GW&K Small/Mid Cap Fund	$41,244	$28,244
AMG GW&K Small Cap Value Fund	$29,718	$29,649
AMG TimesSquare Mid Cap Growth Fund	$37,177	$38,540
AMG TimesSquare Small Cap Growth Fund	$43,466	$34,892
AMG TimesSquare International Small Cap Fund	$44,692	$37,176
AMG TimesSquare Emerging Markets Small Cap Fund	$39,973	$35,239
AMG TimesSquare Global Small Cap Fund	$32,668	$25,510
AMG Renaissance Large Cap Growth Fund	$25,570	$24,481
AMG Yacktman Focused Fund	$56,452	$53,766
AMG Yacktman Fund	$80,934	$75,453
AMG Yacktman Special Opportunities Fund	$29,280	$31,878
AMG Yacktman Global Fund	$24,572	$21,744

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in their two most recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund - AMG Funds	Fiscal 2021	Fiscal 2020
AMG GW&K Municipal Enhanced Yield Fund	$6,250	$6,250
AMG GW&K Small Cap Core Fund	$6,250	$6,250
AMG GW&K Municipal Bond Fund	$6,250	$6,250
AMG GW&K Small/Mid Cap Fund	$6,250	$6,250
AMG GW&K Small Cap Value Fund	$6,250	$6,250
AMG TimesSquare Mid Cap Growth Fund	$6,250	$6,250
AMG TimesSquare Small Cap Growth Fund	$6,250	$6,250
AMG TimesSquare International Small Cap Fund	$7,450	$7,450
AMG TimesSquare Emerging Markets Small Cap Fund	$7,450	$7,450
AMG TimesSquare Global Small Cap Fund	$7,450	$7,450
AMG Renaissance Large Cap Growth Fund	$6,250	$6,250
AMG Yacktman Focused Fund	$6,250	$6,250
AMG Yacktman Fund	$6,250	$6,250
AMG Yacktman Special Opportunities Fund	$6,250	$6,250
AMG Yacktman Global Fund	$6,250	$6,250

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2021 and $0 for fiscal 2020, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1)According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2021 and 2020 for non-audit services rendered to the Funds and Fund Service Providers were $143,850 and $146,850, respectively. For the fiscal year ended December 31, 2021, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $46,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2020, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), with $49,500 in additional fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 7, 2022

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	March 7, 2022